                                                            UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                              FORM N-CSR

                              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                             Investment Company Act file number: 811-5075

                                                         The AAL Mutual Funds
                                          (Exact name of registrant as specified in charter)

                                                       625 Fourth Avenue South
                                                     Minneapolis, Minnesota 55415
                                         (Address of principal executive offices) (Zip code)

                                                  John C. Bjork, Assistant Secretary
                                                       625 Fourth Avenue South
                                                     Minneapolis, Minnesota 55415
                                               (Name and address of agent for service)

                                  Registrant's telephone number, including area code: (612) 340-7005
                                                  Date of fiscal year end: April 30
                                              Date of reporting period: October 31, 2003

Item 1. Report to Stockholders

[GRAPHIC OMITTED: Thrivent Investment Management TM]

The AAL Mutual Funds

Semiannual Report
October 31, 2003

[GRAPHIC OMITTED: Man reading a [paper]

Table of Contents

President's Letter                                   1

Economic and Market Overview                         2

Portfolio Perspectives
The AAL Technology Stock Fund                        4
The AAL Aggressive Growth Fund                       6
The AAL Small Cap Stock Fund                         8
The AAL Small Cap Index Fund II                     10
The AAL Small Cap Value Fund                        12
The AAL Mid Cap Stock Fund                          14
The AAL Mid Cap Index Fund                          16
The AAL Mid Cap Index Fund II                       18
The AAL International Fund                          20
The AAL Capital Growth Fund                         22
The AAL Large Company Index                         24
The AAL Large Company Index Fund II                 26
The AAL Equity Income Fund                          28
The AAL Balanced Fund                               30
The AAL High Yield Bond Fund                        32
The AAL Municipal Bond Fund                         34
The AAL Bond Fund                                   36
The AAL Bond Index Fund                             38
The AAL Money Market Fund                           40

Schedules of Investments
The AAL Technology Stock Fund                       42
The AAL Aggressive Growth Fund                      44
The AAL Small Cap Stock Fund                        48
The AAL Small Cap Index Fund II                     52
The AAL Small Cap Value Fund                        60
The AAL Mid Cap Stock Fund                          63
The AAL Mid Cap Index Fund                          67
The AAL Mid Cap Index Fund II                       73
The AAL International Fund                          79
The AAL Capital Growth Fund                         82
The AAL Large Company Index                         85
The AAL Large Company Index Fund II                 92
The AAL Equity Income Fund                          99
The AAL Balanced Fund                              102
The AAL High Yield Bond Fund                       111
The AAL Municipal Bond Fund                        118
The AAL Bond Fund                                  138
The AAL Bond Index Fund                            143
The AAL Money Market Fund                          149

Statement of Assets and Liabilities                152

Statement of Operations                            156

Statement of Changes in Net Assets                 160

Notes to Financial Statements                      164

Financial Highlights
The AAL Technology Stock Fund                      180
The AAL Aggressive Growth Fund                     180
The AAL Small Cap Stock Fund                       182
The AAL Small Cap Index Fund II                    182
The AAL Small Cap Value Fund                       184
The AAL Mid Cap Stock Fund                         184
The AAL Mid Cap Index Fund                         186
The AAL International Fund                         186
The AAL Mid Cap Index Fund II                      187
The AAL Capital Growth Fund                        188
The AAL Large Company Index                        188
The AAL Large Company Index Fund II                189
The AAL Equity Income Fund                         190
The AAL Balanced Fund                              190
The AAL High Yield Bond Fund                       192
The AAL Municipal Bond Fund                        192
The AAL Bond Fund                                  194
The AAL Bond Index Fund                            194
The AAL Money Market Fund                          196

Supplement to the Prospectus                       201

[PHOTO OMITTED: PAMELA J. MORET]

Dear Shareholder:

We are pleased to provide you with the semiannual report for the six months ended October 31, 2003 for The AAL Mutual Funds, managed by
Thrivent Investment Management. In this report, you will find detailed information about The AAL Mutual Funds, including summaries prepared by each portfolio manager highlighting performance, market conditions and management strategies during the six-month period. In addition,
Jim Abitz, Thrivent Investment Management's chief investment officer, reviews the larger economic environment influencing your investment performance in his Economic and Market Overview.

In 2003, we have seen significant improvement in the financial markets. This has been a welcome change from the past few years.
Sadly, however, this marked improvement has been somewhat overshadowed by a string of disturbing disclosures of inappropriate mutual fund trading practices in the industry.

You can count on us for your investment needs

We want our shareholders to know we are committed to operating with integrity and earning and retaining your trust every day. This is especially important as investors' confidence in money managers and fund families is being shaken. At a time when the mutual fund industry is receiving increased negative attention, we are working hard to protect your interests by continually monitoring and reviewing our practices and seeking to hold ourselves to the high standards you expect.

Our practices discourage market timing and late trading

There are several ways we protect your interests:

(bullet) We do not permit late or after hours trading. Investors must place their orders to buy or sell shares before 4 p.m. ET
to receive that day's price.

(bullet) We reserve the right to reject purchases we believe could negatively impact our investors.

(bullet) We enhanced our fair value pricing that allows us to factor in events that could affect the valuation of our international stock funds. This pricing practice helps eliminate potential arbitrage opportunities for market timers.

We're building for the future

As we continue to strive to operate our business with integrity, we are working to ensure that we continue to meet your investment needs.
Investments play an important role in many shareholders' financial plans. Our mutual fund family and portfolio money management capabilities are being repositioned to better meet shareholders'
needs.

Our goal is to deliver consistent competitive investment performance, enhanced shareholder services and a growing business with an excellent reputation. We expect to build on our many strengths while also addressing areas that need improvement.

We are developing action steps that, taken together, we expect will benefit shareholders. They include:

(bullet) Merging the fund families and, in the process, placing all of the funds under a single Board of Trustees.

(bullet) Thrivent Investment Management is investing $4-5
million to enhance the quality of its portfolio money
management capabilities.

(bullet) Creating new product names using the Thrivent Financial brand.

(bullet) Expanding our investment product offerings.

(bullet) Enhancing transfer agent services to increase our
shareholders' access to account information and to make share transactions easier.

(bullet) Offering greater investment choice through access to an expanded array of money managers.

Your Thrivent Investment Management representative can be your guide

As we build our capabilities, our philosophy is centered firmly on your relationship with your Thrivent Investment Management
representative. You can expect regular timely advice from your
Thrivent Investment Management representative on asset allocation, the financial markets and the economy. In a period of improving market conditions, it's often a good idea to review your current investment mix and overall balance. Talk to your Thrivent Investment Management representative today if you have any questions. He or she is there to help and would welcome the chance to do so. Thank you for continuing to turn to us for your financial solutions.

Sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President
The AAL Mutual Funds

[PHOTO OMITTED: JIM ABITZ]

Jim Abitz                                                  October 31, 2003
Senior Vice President, and
Chief Investment Officer

Economic and Market Overview

The nation's financial markets moved solidly into recovery mode over the six months ended October 31, 2003, with every major asset class recording gains -- many of them substantial. The stock market built on gains recorded in the immediate aftermath of hostilities starting in
Iraq by leveraging slowly improving economic numbers. Strong corporate profit reports supported and added to stock market gains throughout the summer months as further evidence of a strong economic recovery accumulated. All equity market capitalization ranges flourished in this environment with many smaller, "left-for-dead" technology companies leading the charge. High-quality bonds posted positive yet tempered returns in the face of a rising interest rate environment and a renewed economy while high-yield issues recorded hefty gains amid their finest run in several years.

U.S. Economy

Economic growth, after muddling along at a 1-2% rate, jumped sharply in the summer and fall months punctuated with an extraordinary 3rd quarter 2003 gross domestic product (GDP) year-over-year increase of
8.2% according to the Commerce Department's revised estimate. This was the strongest growth rate in nearly twenty years. The improvement was largely attributable to a combination of companies rebuilding depleted inventories and increasing capital expenditures and business investment. Last April, we pointed to weak capital spending and the lack of job growth as key missing pieces from the complete economic puzzle. With a solid pick up in business spending, all eyes have been trained on employment numbers and we have seen some improvement on the margin backed by evidence such as weekly initial jobless claims having fallen to the lowest level since February of 2001. The net job loss figures, however, are sobering and could impact consumer confidence and the rate of economic growth if they continue to make newspaper headlines. Manufacturing activity has recently expanded, the housing sector continues its strong performance and consumer confidence has been increasingly positive -- all key factors in the strong recovery.

Inflation and Monetary Policy

Inflation has yet to register in this economic recovery with the exception of the occasional spike in energy prices. On a
year-over-year basis, inflation, as measured by the Consumer Price
Index, has held steady in the 2% range and shows no imminent signs of accelerating. This low level of inflation is consistent with the
Federal Reserve holding market interest rates steady well into 2004.
Low interest rates should continue to provide stimulatory fuel for the economy but will likely rise as improved employment and stronger economic growth numbers come in. The current federal funds rate -- the rate at which banks charge one another for overnight loans and a barometer of all market interest rates -- stands at 1%, a 45-year low.

Equity Performance

The past six months were an exceedingly rewarding period for stock investors with all market capitalization ranges and investment styles turning in robust returns. The stock rally since late March was dominated by a decided "lower-quality" bias that favored small and out-of-favor firms over larger, more established companies. Technology stocks, the scourge of investors over the past several years, led the rally as evidenced by the NASDAQ Composite's breathtaking 32.28% total return over the six-month period ended October 31, 2003. Small company stocks, as measured by the Russell 2000 Index, returned 33.29% while mid-caps and the S&P Midcap 400 Index gained 25.72%. Larger companies brought up the rear with their proxy, the S&P 500 Index, returning
15.62%. As for investment styles, value-oriented stocks outperformed growth but this should be discounted as so many growth-oriented technology stocks had fallen in price and were being eyed as cheaper value stocks. International stocks emerged from a long hibernation as
Japan's economy showed signs of life and valuations of many European stocks became attractive. Morgan Stanley's EAFE Index -- a commonly used measure of international stock performance -- rose 24.77% over the six-month period.

Fixed-Income Performance

With a recovering economy and a somewhat more stable geopolitical landscape, higher-quality bonds slowed down from a very strong three-year performance period. The threat of rising interest rates teamed with a much-improved stock market sent investors scrambling for more return potential throughout the period. Corporate bonds, especially those below investment grade, performed best as a result of an improved business climate and company balance sheets holding less debt. The threat of rising interest rates dampened investor enthusiasm for the highest-quality U.S. Treasury securities and government agency debt. For the period, the Lehman Brothers Aggregate Bond Index -- a broad barometer of high-quality bond performance -- posted a 0.56%
total return.

The historically wide yield difference between high-yield bonds and
U.S. Treasuries attracted sizable inflows into high-yield bond funds and, teamed with an improved credit market, produced sizable gains for investors. The Lehman Brothers High Yield Bond Index produced a 8.97%
total return over the six-month period.

Outlook

Signs have grown increasingly positive and it is obvious that the U.S.
economy is in the midst of a firm recovery. With a low interest rate environment and strong productivity and economic growth, there is no reason that the economy cannot grow at a 4% rate in 2004. Consumer confidence, while inherently volatile, has risen in recent months and many experts expect a strong holiday retail season from higher consumer spending. Irritants such as high consumer debt levels and a spike in the personal bankruptcy rate have yet to impact consumer confidence while inflation appears sedate. Lower unemployment rates and job creation are factors that could provide leadership into the next market rally and recent indications point to employment numbers growing positive.

We expect less robust returns for high-quality bonds in the next six to twelve months as interest rates are set to rise from historically low levels. However, in our view, the Federal Reserve will hold off on significant interest rate increases until the unemployment rate exhibits a convincing downward trend.

In our experience, the stock market rarely, if ever, moves upward in a steady way. As an example, the month of September saw a drop in all major equity indexes but shouldn't necessarily be viewed negatively.
In our opinion, such consolidation periods are a healthy and necessary part of market rallies as they help prepare for future gains and allow investors on the sideline to reenter the market. This additional demand by investors was one reason the stock market performed so well in October. We expect more periodic pullbacks such as September's as investors occasionally reap profits, but remain confident that overall, the market is well positioned for a rewarding 2004.

The AAL Technology Stock Fund

[PHOTO OMITTED: BRIAN J. FLANAGAN]
[PHOTO OMITTED: JAMES A. GROSSMAN]

Brian J. Flanagan (left) and James A. Grossman (right), Portfolio
Co-Managers

The AAL Technology Stock Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thanks to attractive valuations, low inventory levels, increased corporate profitability and tag-a-long spikes in technology spending, technology markets have been nothing short of spectacular over the six-month period ended October 31, 2003. Consequently, The AAL
Technology Stock Fund posted a 32.00% total return for the period, while its Lipper, Inc., peer group of science and technology funds earned a median total return of 38.01%. As a broad market comparison, the Goldman Sachs Technology Industry Composite Index returned 35.58%
during the same period.

Speculation Over Small-Cap Tech Stocks Continues

Among the period's technology performers, we saw the most substantial total return appreciation come out of the impressionable, highly leveraged small-cap technology arena. These represented the small-cap technology stocks with greater risk versus comparable stocks. Several trends, including the following, fueled the small-cap fire over the period and supported what we believe to be a speculative, almost
"manic" small-cap technology market:

(bullet) The Internet and open-source software have created an opportunity for new companies to come in and take market share away from larger companies.

(bullet) An increase in investing for speculation versus long-term use or holding.

(bullet) Record low interest rates have spurred easier credit to marginal companies, hindering the return of pricing power to the overall technology market.

(bullet) An increase in uninformed investors investing in complex markets and taking inappropriate (highly margined) risks.

Due to the warning signs stated above, the Fund was under-weighted in small-cap technology -- with approximately a 20% exposure versus about
40% for its Lipper peer group. As a result, the Fund slightly underperformed its peers over the period as it focused on
higher-quality, large-cap technology investments. It also slightly trailed its benchmark, the Goldman Sachs Technology Industry Composite
Index (GTC), due mainly to its cash position. While modest at 5%, its coincidence with an "up market" dragged on performance.

Factors Around Performance

Our decision to reduce exposure to the computer hardware industry has benefited the Fund's performance. With only a 22% return, hardware was one of the worst industry performers for the six-month period. On the flip side, our higher software weighting and focus on
larger-capitalization companies dampened the Fund's relative performance. Overall, the Fund was not heavily over- or underweighted in any particular sector of the market, as valuations across sectors were fairly consistent and did not warrant significant "bets."

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology       86.1%
Consumer Discretionary        6.0%
Communications Services       1.3%
Industrials                   1.1%
Health Care                   0.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.0%
Common Stocks                      95.0%

Top 10 Holdings
(% of Portfolio)

Intel Corporation                                   11.1%
Microsoft Corporation                                7.5%
Cisco Systems, Inc.                                  7.1%
International Business Machines Corporation          4.5%
Dell, Inc.                                           4.2%
Oracle Corporation                                   3.4%
Hewlett-Packard Company                              3.2%
Texas Instruments, Inc.                              2.4%
Applied Materials, Inc.                              2.0%
QUALCOMM, Inc.                                       1.9%

These holdings represent 47.3% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Looking forward, we expect to see a progression of several positive variables that are currently in technology markets, including a slowly improving spending environment, increasing capacity utilization, historically low inventories, and an accommodative tax policy that encourages companies to increase capital spending.

While the information-technology (IT) market is improving, it's not enough to generate the revenues, margins and earnings that many investors are expecting. The technology industry has yet to experience a return of pricing power, and rising natural gas prices and health care costs may very well increase business costs -- possibly consuming much of the recent tax relief to consumers. We also believe that much of the anticipated increase in IT spending has already been reflected in the prices of many tech stocks, which could suggest that investors are already paying for much of the expected improvement in earnings.

We believe large-capitalization, high-quality stocks represent value in the current market. These stocks continue to gain market share, maintain some pricing power, and are poised for impressive price appreciation going forward.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AATSX                  BBTSX                  N/A
Transfer Agent ID              028                    078                  061
Net Assets             $40,914,307             $3,601,864           $2,923,641
NAV                          $3.30                  $3.20                $3.41
NAV -- High*   10/21/2003 -- $3.31    10/21/2003 -- $3.21  10/21/2003 -- $3.42
NAV -- Low*      5/1/2003 -- $2.52      5/1/2003 -- $2.44    5/1/2003 -- $2.60
Number of Holdings: 92             * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                    Goldman Sachs
                                    Technology
                    The AAL         Industry       Consumer
                    Technology      Composite      Price
  Date              Stock Fund      Index***       Index**
------------------------------------------------------------------------
    July 1, 2000        9,450        10,000        10,000
            2000        9,148         9,440        10,017
            2000       10,792        10,668        10,029
            2000        9,497         8,940        10,081
            2000        8,410         8,265        10,099
            2000        6,048         6,372        10,104
            2001        5,963         5,826        10,099
            2001        6,653         6,782        10,163
            2001        4,697         4,902        10,203
            2001        3,922         4,221        10,226
            2001        4,848         5,027        10,267
            2001        4,630         4,827        10,313
            2001        4,678         4,840        10,331
            2001        4,215         4,495        10,302
            2001        3,648         3,910        10,302
            2001        2,835         3,119        10,348
            2001        3,279         3,620        10,313
            2001        3,789         4,237        10,296
            2002        3,752         4,163        10,255
            2002        3,686         4,158        10,279
            2002        3,147         3,603        10,319
            2002        3,383         3,859        10,377
            2002        2,977         3,386        10,435
            2002        2,816         3,248        10,435
            2002        2,419         2,789        10,441
            2002        2,174         2,507        10,453
            2002        2,117         2,474        10,488
            2002        1,767         2,033        10,505
            2002        2,126         2,477        10,531
            2002        2,504         2,911        10,531
            2003        2,136         2,486        10,508
            2003        2,136         2,464        10,554
            2003        2,174         2,502        10,636
            2003        2,145         2,474        10,700
            2003        2,363         2,732        10,676
            2003        2,608         3,037        10,659
            2003        2,618         3,029        10,671
            2003        2,769         3,203        10,682
            2003        2,920         3,424        10,723
            2003        2,844         3,374        10,758
October 31, 2003      $ 3,119       $ 3,704       $10,746

Average Annual Total Returns/1/
As of October 31, 2003
                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  46.67%            (28.33)%
with sales charge                     38.66%            (29.53)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  45.45%            (28.99)%
with sales charge                     41.45%            (29.42)%

                                                            From
                                                       Inception
Institutional Class/3/                1-Year            7/1/2000
----------------------------------------------------------------
Net Asset Value                       46.98%            (27.62)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the Consumer Price Index and Goldman Sachs
    Technology Industry Composite Index do not reflect any
    such charges. If you were to purchase any of the above
    individual stocks or funds represented in these
    Indexes, any charges you would pay would reduce your
    total return as well.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

*** The Goldman Sachs Technology Industry Composite Index is a
    modified capitalization-weighted index of selected
    technology stocks. It is not possible to invest
    directly in the Index. The performance of the Index
    does not reflect deductions for fees, expenses or
    taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. The Fund primarily
    invests in technology-related industries; as a
    consequence, the Fund may be subject to greater price
    volatility than a fund investing in a broad range of
    industries. At various times, the Fund's adviser waived
    its management fee and/or reimbursed Fund expenses. Had
    the adviser not done so, the Fund's total returns would
    have been lower. The returns shown do not reflect taxes
    a shareholder would pay on distributions or
    redemptions. For additional information, refer to your
    prospectus which can be obtained from your registered
    representative or by calling (800) Thrivent. Please
    read your prospectus carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Aggressive Growth Fund

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin, Portfolio Manager

The AAL Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Growth stocks rallied over the six-month period ending October 31,
2003, primarily due to sales and earnings improvement and positive economic data. The AAL Aggressive Growth Fund returned 16.00% over the period, while the median return of the Fund's Lipper, Inc., peer group was 14.86%. The Fund's market benchmarks, the Russell 1000 Growth
Index and the S&P 500 Index, returned 16.81% and 15.62%, respectively over the same period.

Improved Earnings and Economic Reports Fuel Rally

Sales and earnings improvement as well as positive economic data fueled the market recovery in large company growth stocks over the period. Sales and earnings stopped declining from quarter to quarter and falling stock prices abated. In addition, economic data both domestically and worldwide leveled off and started to improve over the period.

Information technology was the strongest performer over the period and the Fund's overweighting in this sector contributed to the Fund's performance against its benchmarks. Also aiding performance was the
Fund's low cash position and holdings in the energy, financial, and consumer staples sector. The Fund's stock selection in the heath care sector was less appealing and contributed negatively to performance over the period.

The oversold condition of the market -- since April of 2000 --
definitely helped to serve as a springboard for equity returns once corporate and economic fundamentals started to improve. Since our portfolio was aggressively postured going into the rebound, we benefited as the year progressed.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology       32.0%
Health Care                  17.8%
Consumer Discretionary       16.1%
Financials                   12.0%
Consumer Staples              7.9%
Industrials                   7.6%
Energy                        2.9%
Communications Services       1.3%
Miscellaneous                 0.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              1.8%
Common Stocks                      98.2%

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation             3.5%
Intel Corporation                 3.2%
Pfizer, Inc.                      3.0%
Cisco Systems, Inc.               2.9%
General Electric Company          2.4%
Wal-Mart Stores, Inc.             2.2%
Citigroup, Inc.                   2.1%
Dell, Inc.                        2.0%
Amgen, Inc.                       1.9%
Johnson & Johnson                 1.5%

These holdings represent 24.7% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

We still feel that large cap growth stocks will perform well going into 2004 as long as sales and earnings and the economy continue to improve on a year-over-year basis. Also influencing our positive stance is the fact that interest rates continue to stay low. The equity markets could be construed as being overvalued
considering the large run-up this year, but we feel that as long as corporate and economic fundamentals continue to rebound these factors will overshadow valuation concerns. We continue to posture the portfolio towards sectors and individual companies that tend to outperform during periods of economic recovery and growth.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AAAGX                  BBAGX                  N/A
Transfer Agent ID              027                    077                  060
Net Assets             $36,154,684             $3,644,136           $3,289,788
NAV                          $4.35                  $4.19                $4.53
NAV -- High*   10/14/2003 -- $4.35    10/14/2003 -- $4.20  10/14/2003 -- $4.53
NAV -- Low*      5/1/2003 -- $3.75      5/1/2003 -- $3.63    5/1/2003 -- $3.88
Number of Holdings: 220           * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                       The AAL                     Consumer     Russell 1000
                       Aggressive     S&P 500      Price        Growth
  Date                 Growth Fund    Index***     Index**      Index****
-----------------------------------------------------------------------------
    July 1, 2000        9,450        10,000        10,000        10,000
            2000        9,063         9,743        10,017         9,541
            2000        9,582        10,348        10,029        10,405
            2000        9,072         9,802        10,081         9,421
            2000        8,666         9,761        10,099         8,975
            2000        7,324         8,991        10,104         7,652
            2001        7,295         9,035        10,099         7,410
            2001        7,626         9,356        10,163         7,922
            2001        6,199         8,503        10,203         6,577
            2001        5,557         7,964        10,226         5,861
            2001        6,331         8,583        10,267         6,603
            2001        6,152         8,640        10,313         6,506
            2001        5,906         8,430        10,331         6,355
            2001        5,604         8,347        10,302         6,196
            2001        5,018         7,825        10,302         5,689
            2001        4,508         7,193        10,348         5,121
            2001        4,564         7,330        10,313         5,390
            2001        4,857         7,892        10,296         5,908
            2002        4,933         7,961        10,255         5,897
            2002        4,772         7,845        10,279         5,793
            2002        4,460         7,694        10,319         5,552
            2002        4,659         7,983        10,377         5,744
            2002        4,281         7,499        10,435         5,275
            2002        4,196         7,444        10,435         5,148
            2002        3,752         6,914        10,441         4,672
            2002        3,430         6,375        10,453         4,415
            2002        3,449         6,417        10,488         4,428
            2002        3,194         5,720        10,505         3,969
            2002        3,459         6,223        10,531         4,333
            2002        3,638         6,589        10,531         4,568
            2003        3,345         6,202        10,508         4,253
            2003        3,270         6,040        10,554         4,149
            2003        3,241         5,949        10,636         4,130
            2003        3,298         6,007        10,700         4,207
            2003        3,544         6,501        10,676         4,518
            2003        3,723         6,843        10,659         4,744
            2003        3,752         6,931        10,671         4,809
            2003        3,856         7,053        10,682         4,929
            2003        3,950         7,190        10,723         5,051
            2003        3,874         7,114        10,758         4,997
October 31, 2003       $4,111       $ 7,517       $10,746       $ 5,278

Average Annual Total Returns/1/
As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  18.85%            (22.13)%
with sales charge                     12.40%            (23.43)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  17.37%            (23.00)%
with sales charge                     13.37%            (23.46)%

                                                            From
                                                       Inception
Institutional Class/3/                1-Year            7/1/2000
----------------------------------------------------------------
Net Asset Value                       20.48%            (21.17)%

Footnotes read:

*    As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the Consumer Price Index, the S&P 500 Index and
     the Russell 1000 Growth Index do not reflect any such
     charges. If you were to purchase any of the above
     individual stocks or funds represented in these
     Indexes, any charges you would pay would reduce your
     total return as well.

**   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

***  The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
     stocks. It is not possible to invest directly in the
     Index. The performance of the Index does not reflect
     deductions for fees, expenses or taxes.

**** The Russell 1000 Growth Index is an index comprised of those
     Russell 1000 Index companies with higher than average
     price-to-book ratios and higher forecasted growth
     values. The Russell 1000 Index is comprised of the
     1,000 largest companies in the Russell 3000 Index,
     which represents the 3,000 largest companies based on
     market capitalization and is designed to represent the
     performance of about 98% of the U.S. equity market. It
     is not possible to invest directly in these Indexes.
     The performance of these Indexes does not reflect
     deductions for fees, expenses or taxes. The composition
     of the Russell 1000 Growth Index serves as a better
     reflection of the Fund's current investment strategy
     than does the S&P 500 Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Small Cap Stock Fund

[PHOTO OMITTED: KEVIN A. SCHMITTING]

Kevin A. Schmitting, Portfolio Manager

The AAL Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Small-cap stocks revived over the six-month period ended October 31,
2003. For the period, The AAL Small Cap Stock Fund posted a 29.18%
total return, while its Lipper, Inc., peer group of
small-capitalization core funds returned a median of 29.74%. The
Fund's market benchmark, the S&P SmallCap 600 Index, was up 29.00%.

Improving Economy

Concerns about the war in Iraq impacted not only stocks, but the economy as a whole. Investors became much more positive about the economy once the Iraq situation was in more control. The first signs of an economic awakening were witnessed in small-cap earnings toward the end of second quarter, 2003. May was the strongest month in the period as investors became more focused on small company fundamentals which continued into June. This led to positive small cap market performance for the remaining summer months, which are generally quite slow.

The Fund performed in line with its Lipper peer group as well as the
S&P SmallCap 600 Index over the period with its higher concentration in the information technology sector and good stock selection in the consumer discretionary sector. The information technology sector has been in a drought for several years due to weak corporate spending. As economic confidence came back in the Spring, many companies began taking off their brakes in technology spending. The consumer discretionary sector also rallied with the improving economy and the
August tax rebate. On balance, the Fund's performance was hurt by the run up in low quality small cap stocks in the financial and
telecommunication services sectors. Lower quality stocks have dominated in these sectors and we don't believe they offer the best risk/return profile for our investors.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology       20.1%
Financials                   17.8%
Consumer Discretionary       16.7%
Industrials                  15.7%
Health Care                  11.9%
Energy                        4.5%
Materials                     3.3%
Consumer Staples              2.1%
Utilities                     1.8%
Communications Services       0.7%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.4%
Common Stocks                      94.6%

Top 10 Holdings
(% of Portfolio)

Affiliated Managers Group, Inc.                 1.8%
Raymond James Financial, Inc.                   1.2%
S&P SmallCap 600 Index Fund I Shares            1.2%
Ingram Micro, Inc.                              1.0%
Cost Plus, Inc.                                 0.9%
MacDermid, Inc.                                 0.9%
United Surgical Partners International, Inc.    0.9%
Dionex Corporation                              0.9%
Consolidated Graphics, Inc.                     0.8%
Ventana Medical Systems, Inc.                   0.8%

These holdings represent 10.4% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Looking forward, we maintain an optimistic outlook for small cap stocks. Most of the factors that have helped push the small cap market during the past six months should continue for the next six months or longer. Clearly the economy is rebounding, not just domestically but globally as well. Although employment numbers continue to be sluggish, they've shown recent improvement. In addition, inflation has been very low. By adding September's strong quarterly corporate earnings to the factors that helped over the past six months, we're positive about the market for the forseeable future.

Going forward, we will look for sectors that may have more of a growth orientation such as information technology, industrials and consumer discretionary stocks. Given these conditions, we still believe that individual stock selection will be a key determinant of relative performance. As always, we will keep the Fund invested across a broad array of sectors and industries, while focusing on small companies with superior long-term growth prospects.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AASMX                  BBSMX                  N/A
Transfer Agent ID              024                    074                  054
Net Assets            $345,051,997            $24,525,102           $9,363,263
NAV                         $14.92                 $13.97               $15.54
NAV -- High*  10/30/2003 -- $14.94   10/30/2003 -- $13.98 10/30/2003 -- $15.55
NAV -- Low*     5/1/2003 -- $11.54     5/1/2003 -- $10.85   5/1/2003 -- $11.97
Number of Holdings: 210           * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                   The AAL                        Consumer
                   Small Cap     S&P SmallCap     Price
  Date             Stock Fund    600 Index**      Index***
------------------------------------------------------------------------
     July 1,1996        9,450        10,000        10,000
            1996        9,025         9,242        10,019
            1996       10,159         9,812        10,038
            1996       10,622        10,243        10,070
            1996       10,282        10,172        10,102
            1996       10,518        10,700        10,121
            1997       10,840        10,826        10,121
            1997       10,878        11,006        10,153
            1997       10,404        10,778        10,185
            1997        9,736        10,225        10,211
            1997        9,523        10,350        10,223
            1997       10,975        11,566        10,217
            1997       11,730        12,077        10,230
            1997       12,262        12,836        10,243
            1997       12,640        13,159        10,262
            1997       13,578        14,029        10,287
            1997       13,027        13,424        10,313
            1997       12,901        13,326        10,306
            1998       12,666        13,595        10,294
            1998       12,453        13,330        10,313
            1998       13,491        14,544        10,332
            1998       13,929        15,099        10,351
            1998       14,092        15,188        10,370
            1998       13,013        14,384        10,389
            1998       13,033        14,427        10,402
            1998       12,290        13,323        10,415
            1998        9,500        10,751        10,428
            1998       10,253        11,410        10,440
            1998       10,783        11,940        10,466
            1998       11,597        12,612        10,466
            1999       12,351        13,418        10,459
            1999       12,425        13,249        10,485
            1999       11,177        12,055        10,498
            1999       10,967        12,211        10,530
            1999       11,418        13,017        10,606
            1999       11,649        13,334        10,606
            1999       12,121        14,093        10,606
            1999       12,299        13,969        10,638
            1999       11,733        13,354        10,664
            1999       11,733        13,411        10,715
            1999       11,670        13,377        10,734
            1999       12,550        13,936        10,740
            2000       13,976        15,082        10,740
            2000       13,379        14,615        10,766
            2000       15,444        16,572        10,830
            2000       15,633        15,959        10,919
            2000       15,308        15,686        10,925
            2000       15,203        15,221        10,932
            2000       16,283        16,121        10,996
            2000       15,360        15,725        11,015
            2000       17,038        17,119        11,027
            2000       17,028        16,653        11,085
            2000       16,640        16,757        11,104
            2000       14,805        15,012        11,110
            2001       16,472        16,862        11,104
            2001       17,458        17,585        11,174
            2001       16,288        16,512        11,219
            2001       15,253        15,754        11,244
            2001       16,497        16,955        11,289
            2001       17,002        17,279        11,340
            2001       17,517        17,913        11,359
            2001       17,244        17,613        11,327
            2001       16,810        17,212        11,327
            2001       14,630        14,885        11,378
            2001       15,745        15,679        11,340
            2001       16,810        16,826        11,321
            2002       17,963        17,964        11,276
            2002       17,913        18,121        11,302
            2002       17,232        17,809        11,347
            2002       18,396        19,216        11,410
            2002       18,359        19,759        11,474
            2002       17,777        18,941        11,474
            2002       16,637        17,962        11,481
            2002       14,407        15,425        11,493
            2002       14,444        15,571        11,532
            2002       13,453        14,618        11,551
            2002       13,837        15,085        11,580
            2002       14,841        15,871        11,580
            2003       14,060        15,336        11,554
            2003       13,689        14,809        11,605
            2003       13,342        14,335        11,695
            2003       13,255        14,447        11,765
            2003       14,308        15,620        11,739
            2003       15,559        16,878        11,720
            2003       15,906        17,317        11,733
            2003       16,724        18,217        11,746
            2003       17,752        19,103        11,790
            2003       17,083        18,542        11,829
October 31, 2003      $18,483       $20,149       $11,816

Average Annual Total Returns/1/
As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          7/1/1996
----------------------------------------------------------------
without sales charge     33.57%         11.38%             9.57%
with sales charge        26.23%         10.12%             8.74%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     32.42%         10.26%             7.41%
with sales charge        28.42%         10.26%             7.41%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          34.66%         12.20%             7.98%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P SmallCap 600 Index and the Consumer Price
    Index do not reflect any such charges. If you were to
    purchase any of the above individual stocks or funds
    represented in these Indexes, any charges you would pay
    would reduce your total return as well.

**  The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization
    stocks. It is not possible to invest directly in the
    Index. The performance of the Index does not reflect
    deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Small Cap Index Fund II

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The AAL Small Cap Index Fund II seeks capital growth that tracks the performance of the S&P Small Cap 600 Index by investing primarily in common stocks of the Index.

For the six-month period ended October 31, 2003, The AAL Small Cap
Index Fund II returned 28.23% versus a return for the S&P SmallCap 600
Index of 29.00% over this time period. The difference in performance between the Fund and the benchmark was primarily a result of the expenses charged to the Fund that are not applicable to the Index.

Economic Upturn Positive for Stocks

Although the months of June and September brought negative returns for the Fund, the other months proved rewarding and the Fund generally trended upward over the past six months. The September decline was followed by another strong period for stocks in October to close the period. Stocks in every economic sector showed positive returns for the six-month period, with the exception of telecommunications services. Information technology and consumer discretionary stocks led the pack with gains of over 44% and 39%, respectively, for the period.

The AAL Small Cap Index Fund II, as an Index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The objective of the Fund is to replicate the performance of the S&P SmallCap 600 Index in order to provide broad exposure to small capitalization stocks across various economic sectors. This is done by purchasing all 600 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the Index are a function of fund expenses, transaction costs, and minor differences in portfolio composition relative to that of the Index. All of these variables will have less of an impact on performance as the portfolio grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Consumer Discretionary       19.9%
Industrials                  17.9%
Information Technology       16.3%
Financials                   13.2%
Health Care                  12.6%
Energy                        4.8%
Materials                     4.0%
Utilities                     3.6%
Consumer Staples              3.0%
Communications Services       0.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.3%
Common Stocks                      95.7%

Top 10 Holdings
(% of Portfolio)

Harman International Industries, Inc.          1.0%
NVR, Inc.                                      0.8%
Mid Atlantic Medical Services, Inc.            0.7%
Cephalon, Inc.                                 0.6%
ITT Educational Services, Inc.                 0.5%
Ryland Group, Inc.                             0.5%
Newfield Exploration Company                   0.5%
Inamed Corporation                             0.5%
Alliant Techsystems, Inc.                      0.5%
Raymond James Financial, Inc.                  0.5%

These holdings represent 6.1% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Looking forward, we maintain an optimistic outlook for small-cap stocks. Most of the factors that helped push the small-cap market during the past six months should continue for the next six months or longer. The U.S. and global economies are rebounding, and although unemployment numbers have remained sluggish they are showing signs of improvement. Another positive factor is a low inflation rate. Adding strong September quarterly corporate earnings to the positive market factors from the past six months indicates results that look attractive for the forseeable future.

                                       Portfolio Facts
                                   As of October 31, 2003
                                       A Share                     B Share
                                    --------------             --------------
Ticker                                       AALSX                        N/A
Transfer Agent ID                              029                        079
Net Assets                             $28,504,943                 $3,200,681
NAV                                         $11.40                     $11.09
NAV -- High*                  10/29/2003 -- $11.44       10/29/2003 -- $11.12
NAV -- Low*                      5/1/2003 -- $8.89          5/1/2003 -- $8.68
Number of Holdings: 601          * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                  The AAL                           Consumer
                  Small Cap        S&P SmallCap     Price
  Date            Index Fund II    600 Index***     Index**
------------------------------------------------------------------------
    July 1, 2000        9,450        10,000        10,000
            2000        9,063         9,637        10,017
            2000        9,856        10,491        10,029
            2000        9,573        10,206        10,081
            2000        9,620        10,269        10,099
            2000        8,609         9,200        10,104
            2001        9,633        10,334        10,099
            2001        9,996        10,777        10,163
            2001        9,365        10,119        10,203
            2001        8,926         9,655        10,226
            2001        9,585        10,391        10,267
            2001        9,748        10,590        10,313
            2001       10,084        10,978        10,331
            2001        9,901        10,794        10,302
            2001        9,671        10,548        10,302
            2001        8,373         9,122        10,348
            2001        8,796         9,609        10,313
            2001        9,411        10,312        10,296
            2002       10,036        11,009        10,255
            2002       10,103        11,105        10,279
            2002        9,930        10,914        10,319
            2002       10,690        11,777        10,377
            2002       10,978        12,109        10,435
            2002       10,507        11,608        10,435
            2002        9,950        11,008        10,441
            2002        8,558         9,453        10,453
            2002        8,645         9,543        10,488
            2002        8,113         8,959        10,505
            2002        8,365         9,245        10,531
            2002        8,780         9,726        10,531
            2003        8,481         9,399        10,508
            2003        8,181         9,076        10,554
            2003        7,910         8,785        10,636
            2003        7,968         8,854        10,700
            2003        8,597         9,573        10,676
            2003        9,283        10,344        10,659
            2003        9,515        10,613        10,671
            2003        9,999        11,165        10,682
            2003       10,473        11,708        10,723
            2003       10,163        11,364        10,758
October 31, 2003      $11,024       $12,349       $10,746

Average Annual Total Returns/1/
As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  31.79%               4.74%
with sales charge                     24.59%               2.98%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  30.62%               3.88%
with sales charge                     26.62%               3.33%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P SmallCap 600 Index and the Consumer Price
    Index do not reflect any such charges. If you were to
    purchase any of the above individual stocks or funds
    represented in these Indexes, any charges you would pay
    would reduce your total return as well.

**  The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. "S&P SmallCap 600 Index" is a trademark of The
    McGraw-Hill Companies, Inc. and has been licensed for
    use by Thrivent Financial for Lutherans. The product is
    not sponsored, endorsed or promoted by Standard &
    Poor's and Standard & Poor's makes no representation
    regarding the advisability of investing in the product.
    Index funds are subject to the same market risks
    associated with the stocks in their respective indexes.
    It is not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

The AAL Small Cap Value Fund

[PHOTO OMITTED: CHRISTOPHER J. SERRA]

Christopher J. Serra, Portfolio Manager

The AAL Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stock and securities convertible into small company common stocks.

Small cap value stocks overall performed quite well during the six-month period ended October 31, 2003. Over this same period, The
AAL Small Cap Value Fund posted a 30.55% total return, while its
Lipper, Inc., peer group of small-capitalization value funds returned a median of 28.05%. The Fund's market benchmark, the S&P SmallCap
600/Barra Value Index,  returned 30.36% over this same time period.

Strong Performance in 2003

Over the last six months, we have seen the economic recovery gain traction. Corporate earnings have experienced meaningful improvement and investors have exhibited an increased appetite for risk. The combination of these factors helped fuel healthy gains in small cap value stocks during the six months ended October 31, 2003. We are especially heartened by the fact that the recent market rally has been followed by a significant improvement in business fundamentals.

The Fund's strong relative performance over the last six months was primarily driven by solid gains in our consumer discretionary, technology distribution, semiconductor, and semiconductor equipment holdings. Specifically, as a result of an improving economy, continued
low interest rates, improving consumer confidence, and solid management execution, two recreational vehicle manufacturers that we own performed exceptionally well. Also, a recent pick up in business spending is fueling technology sales growth, resulting in solid performance coming from semiconductor-related, and technology distribution companies. Solid performance in health care stocks have added nicely to the Fund's performance as well.

On the flip side, our average cash position of 4.5% and our
underweight in basic material stocks had a negative impact on results over the period. Furthermore, while we have been underweighted in energy stocks, our holdings have been more concentrated in domestic natural gas drilling companies which, along with aerospace and defense holdings, have also under-performed.

It is important to mention that we did not make any significant sector bets during the last six months. The Fund's relative performance was primarily driven by our stock selection process -- seeking out high quality, opportunistic investments at attractive prices. In a stock market environment that has been characterized as being driven by gains in "low quality" companies, we are proud of the fact that we were able to perform well and maintain our focus on owning a portfolio of good businesses.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Industrials                  19.1%
Financials                   18.4%
Consumer Discretionary       18.4%
Information Technology       14.3%
Health Care                   8.7%
Materials                     5.6%
Energy                        5.4%
Utilities                     3.5%
Consumer Staples              2.1%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.5%
Common Stocks                      95.5%

Top 10 Holdings
(% of Portfolio)

Affiliated Managers Group, Inc.                       1.7%
Russell 2000 Index Fund I Shares                      1.5%
United Surgical Partners International, Inc.          1.1%
Casey's General Stores, Inc.                          1.1%
Tech Data Corporation                                 1.1%
HON INDUSTRIES, Inc.                                  1.1%
IDEX Corporation                                      1.0%
Corus Bankshares, Inc.                                1.0%
S&P SmallCap 600 Index Fund I Shares                  1.0%
Griffon Corporation                                   1.0%

These holdings represent 11.6% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

While we certainly do not anticipate the type of gains that we've seen over the last six months, we remain optimistic about the next 6 to 12 months. Business spending is just beginning to pick up, which bodes well for many of our industrial, commercial service, and technology companies. Also, the employment picture looks like it is beginning to finally improve. If this trend continues, we believe that consumer confidence and spending will remain healthy, benefiting our retail,
RV, and restaurant holdings. However, we are not taking our eye off of potential risks, such as the continually unstable global geopolitical situation, potentially higher energy prices, and stock valuations.
Many stocks have already discounted much of a forthcoming economic recovery. If that recovery proves less robust than the market is implying, some stock prices may be at risk.

As for the Fund, it remains positioned towards a continued cyclical recovery. Currently we are making modest relative sector leanings.
Within these sectors, we are investing in quality companies with meaningful operating leverage. These companies have reasonable fixed costs and have done a good job rationalizing their businesses during the downturn. As their sales improve, earnings per share and cash flow should improve dramatically, driving share prices up. In fact, we have already seen this happen in a number of our holdings. As has been the case since the Fund's inception, we believe that careful research and prudent stock selection hold the key to strong long-term performance.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AALVX                  BBSVX                  N/A
Transfer Agent ID              032                    082                  062
Net Assets             $39,695,279             $4,391,757           $6,988,062
NAV                         $12.18                 $11.97               $12.42
NAV -- High*  10/14/2003 -- $12.18   10/14/2003 -- $11.97 10/31/2003 -- $12.42
NAV -- Low*      5/1/2003 -- $9.30      5/1/2003 -- $9.18    5/1/2003 -- $9.45
Number of Holdings: 167           * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                   The AAL         S&P SmallCap     Consumer
                   Small Cap       600/Barra        Price
  Date             Value Fund      Value Index**    Index***
------------------------------------------------------------------------
   July 17, 2001        9,450        10,000        10,000
            2001        9,667        10,023         9,972
            2001        9,526         9,862         9,972
            2001        8,439         8,450        10,017
            2001        8,949         8,837         9,983
            2001        9,346         9,544         9,966
            2002       10,074        10,233         9,927
            2002       10,357        10,424         9,949
            2002       10,244        10,379         9,989
            2002       10,953        11,281        10,045
            2002       11,009        11,743        10,101
            2002       10,773        11,298        10,101
            2002       10,283        10,792        10,107
            2002        8,790         9,038        10,118
            2002        8,742         9,026        10,152
            2002        8,143         8,362        10,169
            2002        8,210         8,529        10,194
            2002        8,866         8,990        10,194
            2003        8,524         8,752        10,171
            2003        8,248         8,391        10,216
            2003        8,105         8,080        10,295
            2003        8,133         8,055        10,357
            2003        8,875         8,783        10,334
            2003        9,665         9,602        10,318
            2003        9,903         9,887        10,329
            2003       10,455        10,369        10,340
            2003       10,997        10,870        10,379
            2003       10,750        10,514        10,413
October 31, 2003      $11,587       $11,450       $10,402

Average Annual Total Returns/1/
As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year           7/17/2001
----------------------------------------------------------------
without sales charge                  41.14%               9.31%
with sales charge                     33.41%               6.65%

                                                            From
                                                       Inception
Class B/2/                            1-Year           7/17/2001
----------------------------------------------------------------
without sales charge                  39.84%               8.48%
with sales charge                     35.84%               7.30%

                                                            From
                                                       Inception
Institutional Class/3/                1-Year           7/17/2001
----------------------------------------------------------------
Net Asset Value                       42.43%              10.24%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P SmallCap 600/Barra Value Index and the
    Consumer Price Index do not reflect any such charges.
    If you were to purchase any of the above individual
    stocks or funds represented in these Indexes, any
    charges you would pay would reduce your total return as
    well.

**  The S&P SmallCap 600/Barra Value Index is capitalization-weighted index that comprises all of the stocks in the S&P
    SmallCap 600 Index that have low price-to-book ratios.
    It is not possible to invest directly in these Indexes.
    The performance of these Indexes does not reflect
    deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Mid Cap Stock Fund

[PHOTO OMITTED: MICHAEL R. HOCHHOLZER]

Michael R. Hochholzer, Portfolio Manager

The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid cap stocks rallied strongly in the six-month period ended October
31, 2003, with lower quality stocks leading the way. During the period, The AAL Mid Cap Stock Fund posted a 22.25% total return, lagging its Lipper, Inc., peer group of similar mid cap core stock funds which returned a median of 24.52% and the Fund's market benchmark, the S&P MidCap 400 Index, which recorded a 25.72% total return.

Quality Factors Dominate Performance

The dominant factor in determining performance during the six-month period was the "quality" of the issuer. Standard and Poor's ranks common stocks into eight quality categories based on the long-term growth and stability of a company's earnings and dividends. During the period, the companies ranked B- and below outperformed those ranked B and above by over two-and-a-half times, 46% versus 18%.

This issue was clearly detrimental to the relative performance of the
Fund as our investment style tends to underweight those lower-quality issues. This "quality" phenomena was particularly apparent in the information technology sector. Despite the fact that we were overweight in technology stocks, we chose to invest in higher quality names with the result being relative underperformance.

This occurred as the domestic economic backdrop showed clear signs of improvement: commodity prices increased, the yield curve steepened and the broad equity markets' momentum fed on itself. This environment emboldened investors to seek out increasing levels of risk, and the lower-quality companies, some previously priced for bankruptcy, led a very strong rally.

The theme of economic strength and a renewed appetite for risk is apparent in the sector results of the mid cap space, as well.
Information technology and telecommunication services -- two sectors particularly hard hit the past three years -- led the market with approximately 40% gains during the period. The Fund's smaller position in these two resurgent sectors accounted for its underperformance.
Other cyclical sectors such as consumer discretionary, industrials, and materials also performed well, each exceeding 20% returns in the six-month time frame. More defensive sectors, such as utilities and consumer staples, posted more modest returns which were closer to 10%.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology       17.5%
Consumer Discretionary       17.4%
Financials                   17.0%
Health Care                  12.8%
Industrials                  11.0%
Energy                        6.6%
Utilities                     4.3%
Materials                     3.7%
Consumer Staples              3.4%
Communications Services       0.7%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.6%
Common Stocks                      94.4%

Top 10 Holdings
(% of Portfolio)

Banknorth Group, Inc.                      1.1%
Countrywide Financial Corporation          1.1%
City National Corporation                  1.1%
Valero Energy Corporation                  1.1%
Republic Services, Inc.                    1.1%
Microchip Technology, Inc.                 1.0%
North Fork Bancorporation, Inc.            1.0%
Wisconsin Energy Corporation               1.0%
Quest Diagnostics, Inc.                    1.0%
TCF Financial Corporation                  1.0%

These holdings represent 10.5% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Looking forward, the economic environment certainly appears promising.
Growth is solid and expected to remain so, interest rates and inflation are low, and business confidence is picking up. Mid cap stocks appear fairly valued when compared to both their own history and their larger and smaller counterparts. Given these factors, along with medium-sized companies growth potential in a stronger economy, we carry a positive outlook for mid cap stocks.

The lone notable sector slant in the Fund is an increased position in energy stocks. The combination of constrained supply and solid economic activity should serve to keep energy prices at levels above those presently discounted in the stocks. The Fund also maintains the quality bias which hurt it during the six-month period. In each of the prior eight circumstances that "lower-quality" stocks outperformed
"higher-quality" issues by anything approaching this degree, "higher-quality"
stocks subsequently outperformed in the following twelve months.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AASCX                  BBSCX                  N/A
Transfer Agent ID              021                    071                  051
Net Assets            $760,407,024            $25,824,707          $26,423,708
NAV                         $13.13                 $12.09               $13.55
NAV -- High*  10/31/2003 -- $13.13   10/31/2003 -- $12.09 10/31/2003 -- $13.55
NAV -- Low*     5/1/2003 -- $10.72      5/1/2003 -- $9.93   5/1/2003 -- $11.04
Number of Holdings: 217           * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                    The AAL                          Consumer
                    Mid Cap         S&P MidCap       Price
  Date              Stock Fund      400 Index**      Index***
------------------------------------------------------------------------
October 31, 1993        9,450        10,000        10,000
            1993        9,790         9,981        10,000
            1994       10,263        10,393        10,028
            1994       10,593        10,503        10,048
            1994       10,622        10,537        10,090
            1994        9,866        10,304        10,097
            1994        9,809        10,782        10,097
            1994        9,261        11,033        10,125
            1994        8,467        10,876        10,159
            1994        8,505        10,373        10,194
            1994        9,299        10,450        10,208
            1994        9,365        10,351        10,215
            1994        9,781         9,994        10,249
            1994        9,431        10,333        10,277
            1995        9,771        10,874        10,319
            1995        9,374        10,671        10,346
            1995        9,856        10,788        10,353
            1995       10,348        10,301        10,367
            1995       10,319        10,396        10,367
            1995       10,452        10,504        10,409
            1995       11,453        11,055        10,450
            1995       12,616        11,247        10,485
            1995       12,540        11,473        10,519
            1995       13,315        11,749        10,540
            1995       13,532        12,228        10,561
            1995       14,090        12,866        10,561
            1996       14,118        13,104        10,589
            1996       14,081        13,421        10,609
            1996       14,751        13,076        10,644
            1996       14,865        13,647        10,637
            1996       16,160        13,613        10,630
            1996       16,764        13,810        10,693
            1996       15,706        14,280        10,727
            1996       13,844        14,451        10,783
            1996       14,799        14,892        10,824
            1996       15,583        15,094        10,845
            1996       14,780        14,867        10,852
            1996       15,555        13,861        10,873
            1997       15,353        14,661        10,893
            1997       15,907        15,300        10,928
            1997       15,364        15,344        10,963
            1997       14,234        16,209        10,983
            1997       14,369        16,227        10,983
            1997       15,907        16,836        11,018
            1997       16,585        16,698        11,053
            1997       17,659        15,986        11,080
            1997       17,693        16,400        11,094
            1997       18,994        17,834        11,087
            1997       18,078        18,335        11,101
            1997       17,987        20,151        11,115
            1998       18,122        20,126        11,136
            1998       17,697        21,283        11,163
            1998       18,985        20,357        11,191
            1998       19,773        20,659        11,184
            1998       19,923        21,460        11,170
            1998       18,760        21,052        11,191
            1998       19,123        22,796        11,212
            1998       17,934        23,824        11,233
            1998       13,970        24,259        11,253
            1998       15,058        23,167        11,274
            1998       16,021        23,314        11,288
            1998       16,909        22,410        11,302
            1999       18,498        18,238        11,316
            1999       18,445        19,941        11,330
            1999       17,399        21,723        11,357
            1999       17,862        22,807        11,357
            1999       18,406        25,563        11,350
            1999       19,095        24,568        11,378
            1999       20,155        23,281        11,392
            1999       19,916        23,932        11,427
            1999       19,240        25,819        11,510
            1999       18,816        25,931        11,510
            1999       19,558        27,320        11,510
            1999       20,367        26,739        11,544
            2000       21,888        25,823        11,572
            2000       20,936        25,025        11,627
            2000       23,177        26,301        11,648
            2000       24,101        27,681        11,655
            2000       23,429        29,326        11,655
            2000       23,107        28,501        11,683
            2000       24,563        30,495        11,752
            2000       24,395        33,047        11,849
            2000       27,364        31,893        11,856
            2000       27,574        31,495        11,863
            2000       26,384        31,958        11,932
            2000       23,443        32,463        11,953
            2001       26,272        36,087        11,967
            2001       26,033        35,840        12,029
            2001       24,395        34,625        12,050
            2001       22,331        32,011        12,057
            2001       25,129        34,460        12,050
            2001       25,367        35,227        12,126
            2001       25,053        33,217        12,175
            2001       23,635        30,747        12,202
            2001       22,270        34,139        12,251
            2001       19,503        34,935        12,306
            2001       20,274        34,793        12,327
            2001       21,097        34,275        12,292
            2002       21,954        33,154        12,292
            2002       21,569        29,030        12,348
            2002       21,482        30,314        12,306
            2002       22,917        32,569        12,285
            2002       22,777        34,251        12,237
            2002       22,567        34,074        12,265
            2002       20,834        34,116        12,313
            2002       18,943        36,554        12,382
            2002       18,891        36,383        12,452
            2002       17,525        35,770        12,452
            2002       18,313        33,152        12,458
            2002       19,153        29,940        12,472
            2003       18,453        30,091        12,514
            2003       18,050        27,668        12,535
            2003       17,770        28,866        12,566
            2003       17,805        29,109        12,641
            2003       18,803        31,221        12,614
            2003       20,309        33,806        12,593
            2003       20,466        34,237        12,607
            2003       20,974        35,452        12,621
            2003       21,674        37,058        12,669
            2003       21,272        36,491        12,710
October 31, 2003      $22,987       $39,250       $12,696

Average Annual Total Returns/1/

As of October 31, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge     25.53%          7.49%             8.56%
with sales charge        18.61%          6.27%             7.95%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     23.87%          6.25%             5.13%
with sales charge        19.87%          6.25%             5.13%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          26.16%          8.07%             5.25%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P MidCap 400 Index and the Consumer Price
    Index do not reflect any such charges. If you were to
    purchase any of the above individual stocks or funds
    represented in these Indexes, any charges you would pay
    would reduce your total return as well.

**  The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization
    stocks. It is not possible to invest directly in the
    Index. The performance of the Index does not reflect
    deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Mid Cap Index Fund

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The AAL Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

For the six-month period ended October 31, 2003, The AAL Mid Cap Index
Fund returned 25.25% versus a return for the S&P MidCap 400 Index of
25.72% over this time period. The difference in performance between the Fund and the benchmark was primarily a result of the expenses charged to the Fund that are not applicable to the Index.

Economic Upturn Positive for Stocks

Although the months of June and September brought negative returns for the Fund, the other months proved rewarding and the Fund generally trended upward over the past six months. The September decline was closely followed by another strong period for stocks in October to close the period. Stocks in every economic sector showed positive returns for the six-month period overall with information technology and telecommunications services stocks leading on the upside with gains of over 44% and 29%, respectively, for the period.

The AAL Mid Cap Index Fund, as an Index portfolio, is managed with a passive approach, meaning there is no active stock selection process.
The objective of the Fund is to replicate the performance of the S&P
Mid Cap 400 Index in order to provide broad exposure to mid
capitalization stocks across various economic sectors. This is done by purchasing all 400 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the Index are a function of fund expenses, transaction costs, and minor differences in portfolio composition relative to that of the Index. All of these variables will have less of an impact on performance as the portfolio grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                      19.2%
Consumer Discretionary          16.1%
Information Technology          15.9%
Health Care                     12.4%
Industrials                     11.8%
Utilities                        6.1%
Energy                           5.8%
Consumer Staples                 4.5%
Materials                        3.9%
Communications Services          0.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.7%
Common Stocks                      96.3%

Top 10 Holdings
(% of Portfolio)

M&T Bank Corporation                        1.2%
Gilead Sciences, Inc.                       1.2%
Washington Post Company                     0.8%
Lennar Corporation                          0.7%
Microchip Technology, Inc.                  0.7%
Coach, Inc.                                 0.7%
Mylan Laboratories, Inc.                    0.7%
Affiliated Computer Services, Inc.          0.7%
SanDisk Corporation                         0.7%
D.R. Horton, Inc.                           0.6%

These holdings represent 8.0% of the Fund's total investment portfolio.

Footnotes reads:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Looking forward, the economic environment certainly appears promising
-- growth is solid and expected to remain so, interest rates and inflation are low, and business confidence is picking up.  Mid cap stocks appear fairly valued when compared to both their own history and their larger and smaller counterparts. Given these factors, along with medium-sized company's growth potential in a stronger economy, we carry a positive outlook for mid cap stocks.

               Portfolio Facts

As of October 31, 2003

                       Institutional Share
                        ------------------
Ticker                               AALMX
Transfer Agent ID                      058
Net Assets                     $27,897,612
NAV                                 $11.16
NAV -- High*          10/31/2003 -- $11.16
NAV -- Lo *              5/1/2003 -- $8.89
Number of Holdings: 402     * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares*/1/

                    The AAL                        Consumer
                    Mid Cap        S&P MidCap      Price
  Date              Index Fund     400 Index**     Index***
------------------------------------------------------------------------
December 31, 1999       10,000        10,000        10,000
             2000        9,730         9,718        10,024
             2000       10,480        10,398        10,083
             2000       11,320        11,269        10,166
             2000       10,900        10,875        10,172
             2000       10,760        10,740        10,178
             2000       10,940        10,897        10,238
             2000       11,090        11,069        10,255
             2000       12,320        12,305        10,267
             2000       12,220        12,221        10,321
             2000       11,780        11,807        10,339
             2000       10,880        10,915        10,345
             2001       11,729        11,751        10,339
             2001       11,943        12,012        10,404
             2001       11,279        11,327        10,446
             2001       10,433        10,485        10,469
             2001       11,568        11,641        10,511
             2001       11,836        11,912        10,559
             2001       11,776        11,864        10,576
             2001       11,603        11,687        10,547
             2001       11,224        11,305        10,547
             2001        9,849         9,899        10,594
             2001       10,271        10,337        10,559
             2001       11,029        11,106        10,541
             2002       11,588        11,679        10,499
             2002       11,523        11,619        10,523
             2002       11,534        11,633        10,564
             2002       12,354        12,465        10,624
             2002       12,289        12,406        10,683
             2002       12,081        12,197        10,683
             2002       11,195        11,304        10,689
             2002       10,127        10,209        10,701
             2002       10,171        10,261        10,737
             2002        9,368         9,434        10,755
             2002        9,764         9,843        10,781
             2002       10,314        10,412        10,781
             2003        9,901         9,984        10,758
             2003        9,594         9,693        10,805
             2003        9,367         9,462        10,888
             2003        9,435         9,541        10,954
             2003       10,116        10,233        10,930
             2003       10,945        11,081        10,912
             2003       11,082        11,222        10,924
             2003       11,468        11,620        10,936
             2003       11,978        12,147        10,978
             2003       11,785        11,961        11,013
 October 31, 2003      $12,671       $12,865       $11,001

Average Annual Total Returns/1/
As of October 31, 2003

                                                            From
                                                       Inception
Institutional Class/2/               1-Year           12/31/1999
----------------------------------------------------------------
Net Asset Value                      29.77%                6.37%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects Fund expenses, net of any
    reimbursements, while the S&P MidCap 400 Index and the
    Consumer Price Index do not reflect such charges. If
    you were to purchase any of the above individual stocks
    or funds represented in these Indexes, any charges you
    would pay would reduce your total return as well.

**  The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization
    stocks. "S&P MidCap 400 Index" is a trademark of The
    McGraw-Hill Companies, Inc. and has been licensed for
    use by Thrivent Financial for Lutherans. The product is
    not sponsored, endorsed or promoted by Standard &
    Poor's and Standard & Poor's makes no representation
    regarding the advisability of investing in the product.
    Index funds are subject to the same market risks
    associated with the stocks in their respective indexes.
    It is not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Mid Cap Index Fund II

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The AAL Mid Cap Index Fund II seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

For the six-month period ended October 31, 2003, The AAL Mid Cap Index
Fund II returned 24.74% versus a return for the S&P MidCap 400 Index of 25.72% over this time period. The difference in performance between the Fund and the benchmark was primarily a result of the expenses charged to the Fund that are not applicable to the Index.

Economic Upturn Positive for Stocks

Although the months of June and September brought negative returns for the Fund, the other months proved rewarding and the Fund generally trended upward over the past six months. The September decline was closely followed by another strong period for stocks in October to close the period. Stocks in every economic sector showed positive returns for the six-month period overall with information technology and telecommunications services stocks leading on the upside with gains of over 44% and 29%, respectively, for the period.

The AAL Mid Cap Index Fund II, as an Index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The objective of the Fund is to replicate the performance of the S&P Mid Cap 400 Index in order to provide broad exposure to mid capitalization stocks across various economic sectors. This is done by purchasing all 400 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the Index are a function of fund expenses, transaction costs, and minor differences in portfolio composition relative to that of the Index. All of these variables will have less of an impact on performance as the portfolio grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                   19.6%
Consumer Discretionary       16.4%
Information Technology       16.1%
Health Care                  12.5%
Industrials                  12.1%
Utilities                     6.3%
Energy                        5.9%
Consumer Staples              4.6%
Materials                     4.1%
Communications Services       0.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              1.8%
Common Stocks                      98.2%

Top 10 Holdings
(% of Portfolio)

M&T Bank Corporation                        1.2%
Gilead Sciences, Inc.                       1.2%
Lennar Corporation                          0.8%
Washington Post Company                     0.7%
Microchip Technology, Inc.                  0.7%
Mylan Laboratories, Inc.                    0.7%
Affiliated Computer Services, Inc.          0.7%
Coach, Inc.                                 0.7%
D.R. Horton, Inc.                           0.7%
SanDisk Corporation                         0.6%

These holdings represent 8.0% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Looking forward, the economic environment certainly appears promising
-- growth is solid and expected to remain so, interest rates and inflation are low, and business confidence is picking up. Mid cap stocks appear fairly valued when compared to both their own history and their larger and smaller counterparts. Given these factors, along with medium-sized company's growth potential in a stronger economy, we carry a positive outlook for mid cap stocks.

                                Portfolio Facts
                            As of October 31, 2003
                         A Share                      B Share
                    ------------------          ------------------
Ticker                           AAMIX                       BMIFX
Transfer Agent ID                  030                         080
Net Assets                 $31,816,010                  $4,240,356
NAV                             $10.79                      $10.50
NAV -- High*      10/31/2003 -- $10.79        10/31/2003 -- $10.50
NAV -- Low*          5/1/2003 -- $8.63           5/1/2003 -- $8.41
Number of Holdings: 402    * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                 The AAL                          Consumer
                 Mid Cap         S&P MidCap       Price
  Date           Index Fund II   400 Index**      Index***
------------------------------------------------------------------------
    July 1, 2000        9,450        10,000        10,000
            2000        9,374         9,958        10,017
            2000       10,404        11,070        10,029
            2000       10,300        10,994        10,081
            2000        9,913        10,621        10,099
            2000        9,148         9,819        10,104
            2001        9,879        10,571        10,099
            2001       10,059        10,806        10,163
            2001        9,471        10,189        10,203
            2001        8,760         9,432        10,226
            2001        9,708        10,472        10,267
            2001        9,926        10,716        10,313
            2001        9,869        10,673        10,331
            2001        9,698        10,514        10,302
            2001        9,376        10,170        10,302
            2001        8,219         8,905        10,348
            2001        8,561         9,299        10,313
            2001        9,177         9,990        10,296
            2002        9,646        10,507        10,255
            2002        9,579        10,452        10,279
            2002        9,579        10,465        10,319
            2002       10,254        11,213        10,377
            2002       10,188        11,161        10,435
            2002       10,007        10,972        10,435
            2002        9,275        10,169        10,441
            2002        8,371         9,184        10,453
            2002        8,409         9,230        10,488
            2002        7,724         8,487        10,505
            2002        8,047         8,855        10,531
            2002        8,504         9,366        10,531
            2003        8,144         8,982        10,508
            2003        7,904         8,719        10,554
            2003        7,712         8,512        10,636
            2003        7,769         8,583        10,700
            2003        8,317         9,206        10,676
            2003        8,991         9,968        10,659
            2003        9,096        10,095        10,671
            2003        9,404        10,454        10,682
            2003        9,818        10,927        10,723
            2003        9,664        10,760        10,758
October 31, 2003      $10,375       $11,573       $10,746

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  28.93%               2.85%
with sales charge                     21.87%               1.12%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  28.22%               2.02%
with sales charge                     24.22%             (10.51)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P MidCap 400 Index and the Consumer Price
    Index do not reflect any such charges. If you were to
    purchase any of the above individual stocks or funds
    represented in these Indexes, any charges you would pay
    would reduce your total return as well.

**  The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization
    stocks. "S&P MidCap 400 Index" is a trademark of The
    McGraw-Hill Companies, Inc. and has been licensed for
    use by Thrivent Financial for Lutherans. The product is
    not sponsored, endorsed or promoted by Standard &
    Poor's and Standard & Poor's makes no representation
    regarding the advisability of investing in the product.
    Index funds are subject to the same market risks
    associated with the stocks in their respective indexes.
    It is not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

The AAL International Fund

[LOGO OMITTED: OECHSLE INTERNATIONAL ADVISORS]

Oechsle International Advisors, LLC, Portfolio Subadviser

The AAL International Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

Economies, sentiment and markets were all on the upswing for much of the six-month period ending October 31, 2003. The AAL International
Fund posted a return of 22.90% for the period, while the median of the
Fund's Lipper, Inc., peer group was 22.76%. The Fund's market benchmark, the MSCI EAFE Index, returned 24.77% for the same period.

Rising commodity prices and shipping freight rates suggest a synchronized global recovery is taking root. Improvement in several areas like Japan's small businesses and the Eurozone's industrial confidence also demonstrate that the recovery is occurring. The greater visibility of the recovery promises greater future earnings gains, and investors are responding positively.

The underperformance of the Fund in comparison to its market benchmark largely occurred in September when investors suddenly pulled back from riskier, economically-sensitive stocks, before once again growing bullish from strong earnings reports. This hiatus benefited more value-oriented stocks at the expense of the Fund's more growth-focused approach. That said, we believe that investors' risk appetite is still in the process of a long-term recovery, which is a very positive development for our growth investment style. The Fund's
underweightings in more defensive areas like health care, energy, and utilities added to performance over the period as investors felt comfortable taking on more risk. The Fund's overweightings in telecommunications and underweighting in financials detracted from performance against the market benchmark over the period.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Consumer Discretionary       29.3%
Financials                   23.2%
Industrials                   9.4%
Consumer Staples              9.0%
Communications Services       7.9%
Information Technology        5.9%
Materials                     4.6%
Energy                        4.4%
Health Care                   3.1%
Utilities                     0.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.7%
Common Stocks                      97.3%

Top 10 Countries
(% of Portfolio)

Japan                   19.5%
United Kingdom          18.8%
France                  10.2%
Germany                  8.9%
Italy                    7.2%
South Korea              5.1%
Netherlands              4.6%
Switzerland              3.9%
Hong Kong                3.6%
Spain                    3.1%

These holdings represent 84.9% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top Countries are
subject to change.

Outlook

Despite the market's strong performance in recent months, low valuations outside the U.S. and investor sentiment indicates that there is some room for improvement before belief that the global recovery is widespread and risk appetite returns to normal levels. We expect a continued positive environment for equities. The Fund is structured in anticipation of a global recovery and an improving earnings environment.

The Fund is partially positioned in the Asia area, excluding Japan, because most markets still trade on depressed valuations six years after the Asian debt crisis first began to agitate markets. Meanwhile, there is strong economic growth in this area, both domestically and in export markets. This investment theme has already helped improve performance of the Fund in the last few months. With the combination of low valuations, positive earnings momentum and improving sentiment that we see today and have not seen for years, we fully expect the current investment strategy to contribute more to the Fund in the coming months.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AAITX                  BBITX                  N/A
Transfer Agent ID              023                    073                  053
Net Assets            $152,737,737             $7,531,673           $2,890,049
NAV                          $8.21                  $7.96                $8.31
NAV -- High*   10/16/2003 -- $8.28    10/16/2003 -- $8.03  10/16/2003 -- $8.38
NAV -- Low*      5/1/2003 -- $6.69      5/1/2003 -- $6.53    5/1/2003 -- $6.75
Number of Holdings: 83            * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                     The AAL                         Consumer
                     International   MSCI EAFE        Price
  Date               Fund            Index***         Index****
------------------------------------------------------------------------
  August 1, 1995        9,450        10,000        10,000
            1995        9,469         9,619        10,026
            1995        9,431         9,806        10,046
            1995        9,412         9,543        10,079
            1995        9,412         9,808        10,072
            1996        9,586        10,203        10,066
            1996        9,994        10,245        10,125
            1996        9,956        10,280        10,157
            1996       10,107        10,498        10,210
            1996       10,496        10,804        10,249
            1996       10,439        10,605        10,269
            1996       10,486        10,664        10,275
            1996       10,136        10,353        10,295
            1996       10,164        10,375        10,315
            1996       10,354        10,651        10,348
            1996       10,448        10,542        10,380
            1996       10,818        10,961        10,400
            1997       10,757        10,820        10,400
            1997       10,953        10,442        10,433
            1997       11,198        10,613        10,466
            1997       11,179        10,651        10,492
            1997       11,159        10,708        10,505
            1997       11,669        11,404        10,498
            1997       12,023        12,033        10,511
            1997       12,101        12,228        10,525
            1997       11,709        11,315        10,544
            1997       11,875        11,949        10,571
            1997       11,198        11,030        10,597
            1997       11,012        10,918        10,590
            1998       10,861        11,013        10,577
            1998       11,151        11,517        10,597
            1998       11,549        12,255        10,616
            1998       11,903        12,633        10,636
            1998       11,978        12,733        10,656
            1998       12,097        12,671        10,675
            1998       11,946        12,767        10,689
            1998       11,828        12,896        10,702
            1998       10,807        11,299        10,715
            1998       10,453        10,952        10,728
            1998       11,001        12,094        10,754
            1998       11,592        12,714        10,754
            1999       12,063        13,215        10,748
            1999       12,570        13,176        10,774
            1999       12,142        12,862        10,787
            1999       12,333        13,399        10,820
            1999       12,795        13,942        10,898
            1999       12,356        13,224        10,898
            1999       12,717        13,739        10,898
            1999       13,066        14,148        10,931
            1999       13,438        14,199        10,957
            1999       13,652        14,342        11,010
            1999       14,160        14,880        11,030
            1999       14,937        15,397        11,036
            2000       16,847        16,778        11,036
            2000       16,215        15,712        11,062
            2000       17,388        16,135        11,128
            2000       17,332        16,761        11,220
            2000       15,854        15,879        11,226
            2000       15,325        15,491        11,233
            2000       16,057        16,097        11,298
            2000       15,415        15,422        11,318
            2000       15,708        15,556        11,331
            2000       14,772        14,798        11,390
            2000       14,219        14,449        11,410
            2000       13,475        13,907        11,416
            2001       13,793        14,401        11,410
            2001       13,935        14,394        11,482
            2001       12,687        13,315        11,528
            2001       11,722        12,427        11,554
            2001       12,428        13,291        11,600
            2001       11,887        12,822        11,652
            2001       11,392        12,297        11,672
            2001       11,110        12,074        11,639
            2001       10,569        11,768        11,639
            2001        9,380        10,576        11,692
            2001        9,604        10,847        11,652
            2001       10,086        11,246        11,633
            2002       10,163        11,313        11,587
            2002        9,638        10,712        11,613
            2002        9,853        10,787        11,659
            2002       10,306        11,371        11,725
            2002       10,282        11,446        11,790
            2002       10,259        11,602        11,790
            2002        9,841        11,121        11,797
            2002        8,803        12,227        11,810
            2002        8,684        12,169        11,849
            2002        7,777        10,845        11,869
            2002        8,243        11,429        11,899
            2002        8,493        11,948        11,899
            2003        8,135        11,546        11,872
            2003        7,727        11,064        11,925
            2003        7,548        10,810        12,017
            2003        7,284        10,598        12,089
            2003        8,003        11,636        12,063
            2003        8,422        12,341        12,043
            2003        8,650        12,640        12,056
            2003        8,925        12,945        12,069
            2003        9,201        13,258        12,115
            2003        9,177        13,667        12,154
October 31, 2003      $ 9,836       $14,519       $12,141

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          8/1/1995
----------------------------------------------------------------
without sales charge     19.33%        (2.21)%             0.49%
with sales charge        12.80%        (3.32)%            (0.20)%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     17.58%        (3.38)%           (2.10)%
with sales charge        13.58%        (3.38)%           (2.10)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          20.61%        (1.48)%           (1.53)%

Footnotes read:

*    International investing has special risks including currency fluctuation and political volatility.

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the MSCI EAFE Index and the Consumer Price Index
     do not reflect any such charges. If you were to
     purchase any of the above individual stocks or funds
     represented in these Indexes, any charges you would pay
     would reduce your total return as well.

***  The Morgan Stanley Capital International Europe, Australasia, Far
     East Index (MSCI EAFE Index) is a stock index designed
     to measure the equity performance of developed
     countries outside North America. It is not possible to
     invest directly in the Index. The performance of the
     Index does not reflect deductions for fees, expenses or
     taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Capital Growth Fund

[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Frederick L. Plautz, Portfolio Manager

The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

After three years of a declining stock market, the second half of the fiscal year provided strong positive performance for large company stock investors. For the six-month period ended October 31, 2003, The
AAL Capital Growth Fund provided an 11.25% total return. The S&P 500
Index benchmark return over this time period was 15.62% and the Fund's
Lipper, Inc., peer group of similarly managed large-cap core funds registered a median performance of 14.42%.

Lower Exposure to Technology Impacts Performance

With the start of the war in Iraq, the negative psychology surrounding the invasion changed to one of optimism and the rally began in a way remarkably similar to the experience during the Desert Storm invasion in 1991. With confidence building around the prospect of an economic recovery, the rally built up momentum and spread to smaller companies and more speculative stocks. The Fund's positions in several investment niches away from the economic recovery theme and consistent use of higher quality companies were significant factors contributing to its underperformance relative to its benchmarks.

Information technology stocks, most unexpectedly, led the way in the market rally. After the gross over-valuation of this group during the market bubble of late 1999 and early 2000, we did not expect such a quick return to leadership over this period. The Fund's underweight position in this sector underlied its relative underperformance. Lower priced, lower quality companies rallied most significantly as confidence returned and concerns with business continuity faded.
Consumer discretionary stocks also performed well but the Fund had lower participation as a result of an underweighted position. These companies were most leveraged to an economic recovery and performed exceedingly well despite often carrying higher valuations and less attractive earnings potential. The Fund did have large exposure to cable industry stocks inside this sector, but they proved less sensitive and were largely left behind by the market rally.

The Fund's position in the pharmaceutical industry weighed on performance as these companies were negatively affected by increased competition, patent expirations, lack of new product pipelines, and pressure on prescription utilization.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                   19.5%
Consumer Discretionary       17.4%
Information Technology       15.2%
Health Care                  12.4%
Consumer Staples             11.4%
Energy                        7.0%
Industrials                   6.2%
Communications Services       2.3%
Utilities                     0.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              8.2%
Common Stocks                      91.8%

Top 10 Holdings
(% of Portfolio)

American International Group, Inc.          4.1%
Pfizer, Inc.                                3.7%
Cox Communications, Inc.                    3.6%
Walgreen Company                            3.5%
General Electric Company                    3.4%
Comcast Corporation                         3.4%
Microsoft Corporation                       3.2%
Wal-Mart Stores, Inc.                       3.0%
Tiffany & Company                           3.0%
Altria Group, Inc.                          2.7%

These holdings represent 33.6% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Management of the portfolio will continue to be driven by individual stock selection of companies that are high quality and well managed with businesses that are strategically differentiated with prospects for superior long-term performance. The stocks we seek typically experience "insider" buying patterns where key executives are committing personal funds to their respective firms' stock. We also seek positive earnings trends and look to buy at a valuation that appears cheap relative to a company's longer-term prospects. This approach will occasionally miss major market themes such as was experienced over the past six months, but will, we believe, over the long run, provide superior investment returns. At this point, economic indicators point to a continuation of the current recovery. Stocks appear to have discounted a good part of this recovery and our valuation discipline will continue to be applied to stock selection to the degree that the Fund's holdings reflect our
growth-at-a-reasonable-price approach.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AALGX                  BBLGX                IILGX
Transfer Agent ID              017                    067                  047
Net Assets          $2,793,059,763            $80,820,001          $80,219,017
NAV                         $28.20                 $26.75               $28.28
NAV -- High*  10/16/2003 -- $28.25   10/16/2003 -- $26.82 10/16/2003 -- $28.33
NAV -- Low*     5/1/2003 -- $25.35     5/1/2003 -- $24.15   5/1/2003 -- $25.42
Number of Holdings: 85             * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                     The AAL                         Consumer
                     Capital         S&P 500         Price
  Date               Growth Fund     Index**         Index***
------------------------------------------------------------------------
October 31, 1993        9,450        10,000        10,000
            1993        9,364         9,905        10,007
            1994        9,436        10,024        10,007
            1994        9,505        10,365        10,034
            1994        9,261        10,084        10,069
            1994        8,912         9,644        10,103
            1994        9,037         9,768        10,117
            1994        9,049         9,928        10,124
            1994        8,852         9,685        10,158
            1994        9,066        10,003        10,185
            1994        9,325        10,413        10,226
            1994        9,199        10,158        10,254
            1994        9,426        10,387        10,261
            1994        9,142        10,008        10,275
            1995        9,306        10,157        10,275
            1995        9,539        10,420        10,316
            1995        9,851        10,826        10,357
            1995       10,024        11,146        10,391
            1995       10,336        11,474        10,426
            1995       10,694        11,933        10,446
            1995       10,832        12,210        10,467
            1995       11,200        12,615        10,467
            1995       11,153        12,646        10,494
            1995       11,682        13,180        10,515
            1995       11,621        13,133        10,549
            1995       12,056        13,710        10,542
            1996       12,191        13,974        10,535
            1996       12,696        14,449        10,597
            1996       12,717        14,583        10,631
            1996       12,696        14,724        10,686
            1996       13,008        14,941        10,728
            1996       13,291        15,326        10,748
            1996       13,281        15,384        10,755
            1996       12,683        14,705        10,776
            1996       12,947        15,015        10,796
            1996       13,872        15,860        10,830
            1996       14,039        16,297        10,865
            1996       15,152        17,529        10,885
            1997       14,879        17,182        10,885
            1997       15,842        18,255        10,920
            1997       15,681        18,399        10,954
            1997       14,930        17,643        10,981
            1997       15,681        18,696        10,995
            1997       16,731        19,834        10,988
            1997       17,488        20,723        11,002
            1997       18,753        22,372        11,016
            1997       17,831        21,118        11,036
            1997       18,606        22,275        11,064
            1997       18,402        21,531        11,091
            1997       19,242        22,528        11,084
            1998       19,874        22,914        11,071
            1998       19,927        23,168        11,091
            1998       21,502        24,839        11,112
            1998       22,396        26,111        11,132
            1998       22,656        26,373        11,153
            1998       21,991        25,920        11,174
            1998       23,383        26,973        11,187
            1998       23,077        26,686        11,201
            1998       19,571        22,827        11,215
            1998       20,895        24,290        11,229
            1998       22,533        26,265        11,256
            1998       23,796        27,857        11,256
            1999       25,476        29,463        11,249
            1999       26,721        30,695        11,277
            1999       26,169        29,741        11,290
            1999       27,102        30,931        11,325
            1999       27,912        32,129        11,407
            1999       27,406        31,370        11,407
            1999       28,860        33,111        11,407
            1999       28,136        32,077        11,441
            1999       27,443        31,919        11,469
            1999       27,155        31,044        11,524
            1999       29,016        33,008        11,544
            1999       29,678        33,679        11,551
            2000       31,236        35,663        11,551
            2000       29,643        33,871        11,579
            2000       28,672        33,230        11,647
            2000       31,378        36,481        11,743
            2000       30,502        35,383        11,750
            2000       30,542        34,657        11,757
            2000       31,428        35,511        11,826
            2000       30,860        34,956        11,846
            2000       32,195        37,127        11,860
            2000       30,954        35,167        11,922
            2000       31,515        35,019        11,942
            2000       30,117        32,258        11,949
            2001       30,895        32,416        11,942
            2001       30,668        33,566        12,018
            2001       29,141        30,505        12,066
            2001       27,697        28,573        12,093
            2001       29,225        30,793        12,141
            2001       28,981        30,999        12,196
            2001       27,959        30,245        12,217
            2001       27,403        29,947        12,183
            2001       25,675        28,073        12,183
            2001       23,922        25,806        12,238
            2001       24,613        26,298        12,196
            2001       26,181        28,315        12,176
            2002       26,585        28,563        12,128
            2002       26,180        28,146        12,155
            2002       25,673        27,604        12,203
            2002       26,635        28,642        12,272
            2002       25,176        26,905        12,340
            2002       25,032        26,707        12,340
            2002       23,120        24,804        12,347
            2002       21,321        22,871        12,361
            2002       21,405        23,022        12,402
            2002       19,024        20,522        12,423
            2002       20,789        22,327        12,454
            2002       21,659        23,640        12,454
            2003       20,536        22,252        12,426
            2003       20,139        21,670        12,481
            2003       19,919        21,344        12,577
            2003       20,088        21,551        12,653
            2003       21,484        23,325        12,626
            2003       22,449        24,553        12,605
            2003       22,478        24,866        12,619
            2003       22,792        25,305        12,632
            2003       23,122        25,798        12,681
            2003       22,868        25,524        12,722
October 31, 2003      $23,902       $26,968       $12,708

Average Annual Total Returns/1/

As of October 130, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge     14.97%          1.19%             9.72%
with sales charge         8.66%          0.05%             9.11%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     13.59%          0.13%             6.24%
with sales charge         9.59%          0.13%             6.24%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          15.53%          1.59%             3.98%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P 500 Index and the Consumer Price Index do
    not reflect any such charges. If you were to purchase
    any of the above individual stocks or funds represented
    in these Indexes, any charges you would pay would
    reduce your total return as well.

**  The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
    stocks. It is not possible to invest directly in the
    Index. The performance of the Index does not reflect
    deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Large Company Index Fund

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The AAL Large Company Index Fund seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

For the six-month period ended October 31, 2003, The AAL Large Company
Index Fund returned 15.21% versus a return for the S&P 500 Index of
15.62% over this time period. The difference in performance between the Fund and the benchmark was primarily a result of the expenses charged to the Fund that are not applicable to the Index. The Fund's investment objective is to provide returns approximating that of the
S&P 500 Index, after fees and expenses. We were again successful in achieving that objective.

Economic Upturn Positive for Stocks

Although the months of June and September brought negative returns for the Fund, the other months proved rewarding and the Fund generally trended upward over the past six months. The September decline was closely followed by another strong period for stocks in October to close the period. Stocks in every economic sector showed positive returns for the six-month period overall with information technology and materials stocks leading on the upside with gains of over 29% and
20%, respectively, for the period.

The AAL Large Company Index Fund, as an Index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The objective of the Fund is to replicate the performance of the S&P 500 Index in order to provide broad exposure to large capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the Index are a function of fund expenses, transaction costs, and minor differences in portfolio composition relative to that of the Index. All of these variables will have less of an impact on performance as the portfolio grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                   20.4%
Information Technology       17.4%
Health Care                  12.8%
Consumer Discretionary       11.2%
Consumer Staples             11.1%
Industrials                  10.5%
Energy                        5.3%
Communications Services       3.3%
Utilities                     2.8%
Materials                     2.8%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.4%
Common Stocks                      97.6%

Top 10 Holdings
(% of Portfolio)

General Electric Company                             2.9%
Microsoft Corporation                                2.8%
Wal-Mart Stores, Inc.                                2.6%
Pfizer, Inc.                                         2.5%
Citigroup, Inc.                                      2.5%
Exxon Mobil Corporation                              2.4%
Intel Corporation                                    2.2%
American International Group, Inc.                   1.6%
International Business Machines Corporation          1.5%
Johnson & Johnson                                    1.5%

These holdings represent 22.5% of the Fund's total investment portfolio.

Footnotes read:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Looking forward, we maintain an optimistic outlook. The U.S. and global economies are rebounding, and although unemployment numbers have remained sluggish they are showing signs of improvement. Another positive factor is a low inflation rate. By adding in the September quarterly corporate earnings, the positive market factors from the past six months look good for the foreseeable market as well.

                     Portfolio Facts
                 As of October 31, 2003
                             Institutional Share
                              ------------------
Ticker                                     IILCX
Transfer Agent ID                            057
Net Assets                           $24,955,480
NAV                                        $7.27
NAV -- High*                 10/31/2003 -- $7.27
NAV -- Low*                    5/1/2003 -- $6.31
Number of Holdings: 501    * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares*/1/

                       The AAL                      Consumer
                      Large Company    S&P 500      Price
  Date                Index Fund       Index**      Index*
------------------------------------------------------------------------
December 31, 1999       10,000        10,000        10,000
             2000        9,530         9,498        10,024
             2000        9,360         9,318        10,083
             2000       10,270        10,229        10,166
             2000        9,950         9,922        10,172
             2000        9,740         9,718        10,178
             2000        9,990         9,958        10,238
             2000        9,840         9,802        10,255
             2000       10,450        10,411        10,267
             2000        9,900         9,861        10,321
             2000        9,850         9,819        10,339
             2000        9,070         9,045        10,345
             2001        9,113         9,089        10,339
             2001        9,426         9,412        10,404
             2001        8,558         8,554        10,446
             2001        8,023         8,012        10,469
             2001        8,639         8,634        10,511
             2001        8,690         8,692        10,559
             2001        8,488         8,481        10,576
             2001        8,397         8,397        10,547
             2001        7,872         7,872        10,547
             2001        7,236         7,236        10,594
             2001        7,347         7,374        10,559
             2001        7,902         7,940        10,541
             2002        7,965         8,009        10,499
             2002        7,853         7,892        10,523
             2002        7,700         7,740        10,564
             2002        7,985         8,031        10,624
             2002        7,497         7,544        10,683
             2002        7,446         7,489        10,683
             2002        6,918         6,955        10,689
             2002        6,390         6,413        10,701
             2002        6,431         6,455        10,737
             2002        5,740         5,754        10,755
             2002        6,238         6,260        10,781
             2002        6,593         6,629        10,781
             2003        6,207         6,239        10,758
             2003        6,043         6,076        10,805
             2003        5,950         5,985        10,888
             2003        5,991         6,043        10,954
             2003        6,496         6,540        10,930
             2003        6,835         6,885        10,912
             2003        6,918         6,973        10,924
             2003        7,031         7,096        10,936
             2003        7,165         7,234        10,978
             2003        7,082         7,157        11,013
 October 31, 2003      $ 7,484       $ 7,562       $11,001

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Institutional Class/2/                1-Year          12/31/1999
----------------------------------------------------------------
Net Asset Value                       19.98%             (7.28)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects Fund expenses, net of any
    reimbursements, while the Consumer Price Index and the
    S&P 500 Index do not reflect such charges. If you were
    to purchase any of the above individual stocks or funds
    represented in these Indexes, any charges you would pay
    would reduce your total return as well.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
    stocks. "S&P 500(registered trademark)" is a trademark
    of The McGraw-Hill Companies, Inc. and has been
    licensed for use by Thrivent Financial for Lutherans.
    The product is not sponsored, endorsed or promoted by
    Standard & Poor's and Standard & Poor's makes no
    representation regarding the advisability of investing
    in the product. Index funds are subject to the same
    market risks associated with the stocks in their
    respective indexes. It is not possible to invest
    directly in the Index. The performance of the Index
    does not reflect deductions for fees, expenses or
    taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Large Company Index Fund II

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The AAL Large Company Index Fund II seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

For the six-month period ended October 31, 2003, The AAL Large Company
Index Fund II returned 15.24% versus a return for the S&P 500 Index of
15.62% over this time period. The difference in performance between the Fund and the benchmark was primarily a result of the expenses charged to the Fund that are not applicable to the Index. The Fund's investment objective is to provide returns approximating that of the
S&P 500 Index, after fees and expenses. We were again successful in achieving that objective.

Economic Upturn Positive for Stocks

Although the months of June and September brought negative returns for the Fund, the other months proved rewarding and the Fund generally trended upward over the past six months. The September decline was closely followed by another strong period for stocks in October to close the period. Stocks in every economic sector showed positive returns for the six-month period overall with information technology and materials stocks leading on the upside with gains of over 29% and
20%, respectively, for the period.

The AAL Large Company Index Fund II, as an Index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The objective of the Fund is to replicate the performance of the S&P 500 Index in order to provide broad exposure to large capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the Index are a function of fund expenses, transaction costs, and minor differences in portfolio composition relative to that of the Index. All of these variables will have less of an impact on performance as the portfolio grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                   20.5%
Information Technology       17.4%
Health Care                  12.7%
Consumer Discretionary       11.2%
Consumer Staples             11.0%
Industrials                  10.3%
Energy                        5.3%
Communications Services       3.3%
Materials                     2.9%
Utilities                     2.9%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.5%
Common Stocks                      97.5%

Top 10 Holdings
(% of Portfolio)

General Electric Company                             2.9%
Microsoft Corporation                                2.8%
Wal-Mart Stores, Inc.                                2.6%
Pfizer, Inc.                                         2.5%
Citigroup, Inc.                                      2.4%
Exxon Mobil Corporation                              2.4%
Intel Corporation                                    2.2%
American International Group, Inc.                   1.6%
International Business Machines Corporation          1.5%
Johnson & Johnson                                    1.5%

These holdings represent 22.4% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Looking forward, we maintain an optimistic outlook. The U.S. and global economies are rebounding, and although unemployment numbers have remained sluggish they are showing signs of improvement. Another positive factor is a low inflation rate. By adding in the September quarterly corporate earnings, the positive market factors from the past six months look good for the foreseeable market as well.

                                 Portfolio Facts
                              As of October 31, 2003
                                 A Share                    B Share
                          ------------------          ------------------
Ticker                                 AALCX                       BLCIX
Transfer Agent ID                        031                         081
Net Assets                       $37,498,981                  $4,019,224
NAV                                    $7.26                       $7.05
NAV -- High*             10/31/2003 -- $7.26         10/14/2003 -- $7.05
NAV -- Low*                5/1/2003 -- $6.29           5/1/2003 -- $6.15
Number of Holdings: 5        * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                   The AAL                          Consumer
                   Large Company     S&P 500        Price
  Date             Index Fund II     Index***       Index**
------------------------------------------------------------------------
    July 1, 2000        9,450        10,000        10,000
            2000        9,270         9,743        10,017
            2000        9,828        10,348        10,029
            2000        9,299         9,802        10,081
            2000        9,223         9,761        10,099
            2000        8,477         8,991        10,104
            2001        8,514         9,035        10,099
            2001        8,779         9,356        10,163
            2001        7,966         8,503        10,203
            2001        7,456         7,964        10,226
            2001        8,023         8,583        10,267
            2001        8,061         8,640        10,313
            2001        7,853         8,430        10,331
            2001        7,768         8,347        10,302
            2001        7,277         7,825        10,302
            2001        6,691         7,193        10,348
            2001        6,804         7,330        10,313
            2001        7,305         7,892        10,296
            2002        7,362         7,961        10,255
            2002        7,248         7,845        10,279
            2002        7,106         7,694        10,319
            2002        7,362         7,983        10,377
            2002        6,917         7,499        10,435
            2002        6,851         7,444        10,435
            2002        6,360         6,914        10,441
            2002        5,878         6,375        10,453
            2002        5,916         6,417        10,488
            2002        5,283         5,720        10,505
            2002        5,736         6,223        10,531
            2002        6,057         6,589        10,531
            2003        5,703         6,202        10,508
            2003        5,551         6,040        10,554
            2003        5,466         5,949        10,636
            2003        5,494         6,007        10,700
            2003        5,978         6,501        10,676
            2003        6,282         6,843        10,659
            2003        6,367         6,931        10,671
            2003        6,472         7,053        10,682
            2003        6,595         7,190        10,723
            2003        6,519         7,114        10,758
October 31, 2003       $6,889       $ 7,517       $10,746

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  20.10%             (9.06)%
with sales charge                     13.55%            (10.59)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  18.69%             (9.97)%
with sales charge                     14.69%            (10.51)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the Consumer Price Index and the S&P 500 Index do
    not reflect any such charges. If you were to purchase
    any of the above individual stocks or funds represented
    in these Indexes, any charges you would pay would
    reduce your total return as well.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
    stocks. "S&P 500(registered trademark)" is a trademark
    of The McGraw-Hill Companies, Inc. and has been
    licensed for use by Thrivent Financial for Lutherans.
    The product is not sponsored, endorsed or promoted by
    Standard & Poor's and Standard & Poor's makes no
    representation regarding the advisability of investing
    in the product. Index funds are subject to the same
    market risks associated with the stocks in their
    respective indexes. It is not possible to invest
    directly in the Index. The performance of the Index
    does not reflect deductions for fees, expenses or
    taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

The AAL Equity Income Fund

[LOGO OMITTED: THRIVENT INVESTMENT MANAGEMENT]

Thrivent Investment Management Inc.

The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Value stocks generated very strong returns over the six-month period ending October 31, 2003. The AAL Equity Income Fund returned 15.63%
over the period, while the median return of the Fund's Lipper, Inc., peer group returned 15.64%. The Fund's market benchmark, the S&P
500/Barra Value Index, gaining 18.46% over the same period.

Low Quality Stocks Rally

Stocks continued their rally that began in early March, as economic data points began to show signs of improvement. During the period, the portfolio was gradually repositioned away from some of the more defensive sectors and into a slightly more pro-cyclical stance in anticipation of a further pick-up in the economy. Weightings were increased in sectors such as industrials and decreased in areas such as health care and consumer staples. This strategy contributed to the
Fund's performance over the period.

The strongest sectors on an absolute basis during the period included information technology, industrials, and consumer discretionary. The more cyclical areas tended to perform better as the market was anticipating a strengthening economy. Health care, which is generally considered less sensitive to economic cycles, was one of the weakest performers.

The Fund's relative performance against its benchmark's was hurt by weak performance in media stocks, which have not fared well due to a soft advertising environment. Financials were the biggest contributor to absolute performance, but the Fund's commercial bank holdings underperformed on a relative basis. A major bank acquisition and speculation regarding additional buyout targets prompted a rally in these stocks that did not benefit the Fund's larger bank holdings.
Strong performance in energy holdings was the biggest contributor to relative performance for the period, while solid returns in the consumer staples and materials sectors also contributed.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                   30.1%
Consumer Discretionary       11.7%
Industrials                  10.6%
Energy                        9.9%
Information Technology        9.8%
Materials                     5.9%
Health Care                   5.9%
Consumer Staples              5.6%
Communications Services       4.5%
Utilities                     3.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.4%
Common Stocks                      97.6%

Top 10 Holdings
(% of Portfolio)

Citigroup, Inc.                                4.1%
Exxon Mobil Corporation                        2.8%
Bank of America Corporation                    2.4%
Wells Fargo & Company                          2.0%
ConocoPhillips                                 1.9%
J.P. Morgan Chase & Company                    1.6%
Hewlett-Packard Company                        1.6%
American International Group, Inc.             1.4%
Federal National Mortgage Corporation          1.4%
U.S. Bancorp                                   1.4%

These holdings represent 20.6% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Value stocks in nearly all sectors and industries have risen substantially over the past eight months, as investors have expressed confidence in the economic recovery. Valuations now reflect much higher expectations of strong earnings growth for most companies, and the "value" parameters have broadened. What remains to be seen is whether or not those earnings come to fruition.

While we remain optimistic for both stocks and the economy, we have slightly reduced the economic sensitivity of the Fund toward a more neutral stance. Given that many value stocks are trading at levels that already reflect a fair amount of good news, we continue to look for more evidence of a continued economic expansion in the form of increasing corporate earnings. As always, we continue to search for larger company stocks with valuations that are reasonable given their business outlook, and particularly those that will benefit the most as the economy improves.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AAUTX                  BBEIX                  N/A
Transfer Agent ID              022                    072                  052
Net Assets            $228,191,216             $7,947,880          $12,020,246
NAV                         $11.73                 $11.67               $11.74
NAV -- High*  10/14/2003 -- $11.74   10/14/2003 -- $11.69 10/14/2003 -- $11.76
NAV -- Low*     5/1/2003 -- $10.18     5/1/2003 -- $10.15   5/1/2003 -- $10.20
Number of Holdings: 131            * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                   The AAL        S&P              Consumer
                   Equity         500/Barra        Price
  Date             Income Fund    Value Index**    Index***
------------------------------------------------------------------------
  March 18, 1994        9,450        10,000        10,000
            1994        9,374         9,444        10,034
            1994        9,403         9,643        10,048
            1994        9,195         9,803        10,055
            1994        8,977         9,532        10,089
            1994        9,235         9,854        10,116
            1994        9,244        10,133        10,157
            1994        8,987         9,776        10,184
            1994        9,083         9,989        10,191
            1994        8,949         9,584        10,205
            1995        8,776         9,702        10,205
            1995        9,144         9,964        10,245
            1995        9,134        10,351        10,286
            1995        9,066        10,637        10,320
            1995        9,262        10,987        10,354
            1995        9,732        11,475        10,375
            1995        9,800        11,563        10,395
            1995        9,908        11,961        10,395
            1995        9,948        12,063        10,423
            1995       10,530        12,483        10,443
            1995       10,669        12,288        10,477
            1995       10,818        12,932        10,470
            1996       11,335        13,291        10,464
            1996       11,556        13,689        10,525
            1996       11,285        13,817        10,559
            1996       11,185        14,141        10,613
            1996       11,013        14,285        10,654
            1996       11,043        14,500        10,675
            1996       11,417        14,430        10,682
            1996       10,877        13,821        10,702
            1996       10,867        14,203        10,723
            1996       10,898        14,811        10,757
            1996       11,320        15,313        10,791
            1996       11,742        16,484        10,811
            1997       11,880        16,215        10,811
            1997       12,005        16,963        10,845
            1997       12,077        17,086        10,879
            1997       11,714        16,501        10,907
            1997       11,881        17,119        10,920
            1997       12,531        18,193        10,913
            1997       12,913        18,888        10,927
            1997       13,156        20,399        10,941
            1997       12,639        19,478        10,961
            1997       13,304        20,620        10,988
            1997       13,166        19,862        11,016
            1997       13,888        20,619        11,009
            1998       14,538        21,077        10,995
            1998       14,416        20,817        11,016
            1998       15,113        22,378        11,036
            1998       15,861        23,512        11,057
            1998       15,872        23,790        11,077
            1998       15,628        23,455        11,097
            1998       15,968        23,633        11,111
            1998       15,667        23,120        11,125
            1998       13,475        19,402        11,138
            1998       14,316        20,581        11,152
            1998       15,210        22,193        11,179
            1998       15,779        23,349        11,179
            1999       16,470        24,169        11,172
            1999       16,553        24,658        11,200
            1999       16,303        24,127        11,213
            1999       16,509        24,858        11,247
            1999       17,473        27,001        11,329
            1999       17,259        26,524        11,329
            1999       17,791        27,543        11,329
            1999       17,278        26,696        11,363
            1999       16,765        26,020        11,391
            1999       16,398        25,001        11,445
            1999       16,829        26,413        11,466
            1999       16,805        26,258        11,472
            2000       17,143        27,245        11,472
            2000       16,615        26,378        11,500
            2000       16,399        24,730        11,568
            2000       17,634        27,308        11,663
            2000       17,333        27,125        11,670
            2000       17,658        27,210        11,677
            2000       17,065        26,135        11,745
            2000       17,137        26,658        11,766
            2000       18,152        28,446        11,779
            2000       18,287        28,439        11,841
            2000       18,311        28,970        11,861
            2000       17,645        27,487        11,868
            2001       18,773        28,902        11,861
            2001       18,888        30,122        11,936
            2001       18,478        28,126        11,984
            2001       17,773        27,015        12,011
            2001       18,764        28,848        12,059
            2001       18,932        29,150        12,113
            2001       17,870        28,206        12,134
            2001       17,715        27,718        12,100
            2001       16,990        26,116        12,100
            2001       15,782        23,635        12,154
            2001       16,029        23,635        12,113
            2001       16,926        25,135        12,093
            2002       17,245        25,517        12,045
            2002       16,855        24,817        12,072
            2002       16,607        24,595        12,120
            2002       17,386        25,855        12,188
            2002       16,838        24,560        12,256
            2002       16,812        24,658        12,256
            2002       15,691        23,104        12,263
            2002       14,369        20,606        12,277
            2002       14,435        20,748        12,318
            2002       12,943        18,380        12,338
            2002       13,127        19,905        12,369
            2002       13,731        21,301        12,369
            2003       13,091        20,195        12,342
            2003       12,775        19,644        12,396
            2003       12,485        19,108        12,492
            2003       12,487        19,083        12,567
            2003       13,438        20,969        12,540
            2003       14,230        22,510        12,519
            2003       14,423        22,675        12,533
            2003       14,635        23,179        12,546
            2003       14,926        23,679        12,594
            2003       14,744        23,251        12,635
October 31, 2003      $15,538       $24,840       $12,621

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year         3/18/1994
----------------------------------------------------------------
without sales charge     18.37%          0.43%             5.30%
with sales charge        11.88%         (0.70)%            4.69%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     16.99%        (0.60)%             3.31%
with sales charge        12.99%        (0.60)%             3.31%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          19.03%          0.91%             1.74%

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P 500/Barra Value Index and the Consumer
    Price Index do not reflect any such charges. If you
    were to purchase any of the above individual stocks or
    funds represented in these Indexes, any charges you
    would pay would reduce your total return as well.

**  The S&P 500/Barra Value Index is an capitalization-weighted index comprised of the lowest price-to-book ratio securities
    in the S&P 500 Index. The S&P 500/Barra Value Index is
    designed so that approximately one-half of the S&P 500
    market capitalization is characterized as "value" and
    the other half as "growth." It is not possible to
    invest directly in these Indexes. The performance of
    these Indexes does not reflect deductions for fees,
    expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Balanced Fund

[PHOTO OMITTED: FREDERICK L. PLAUTZ]

[PHOTO OMITTED: ALAN D. ONSTAD]

Frederick L. Plautz (left) and Alan D. Onstad (right), Portfolio
Co-Managers

The AAL Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Stocks rallied sharply while high-quality bonds turned in flat performance over the six-month period ended October 31, 2003. Amid this environment, The AAL Balanced Fund turned in a 7.37% total return, trailing its Lipper, Inc. peer group of similarly managed hybrid funds, which returned a median of 10.18%. The S&P 500 Index, a broad measure of U.S. large company stocks, posted a 15.62% total return while the Lehman Brothers Aggregate Bond Index, a proxy for high-quality bond performance, registered a 0.56% total return.

Stocks Soar on Improved Earnings

The equities portion of the Fund posted excellent absolute performance as corporate earnings continued to show impressive improvement and the
U.S. economy accelerated. On a relative basis, the stock portion of the Fund underperformed due to a more defensive stance. We took an underweight position in the information technology sector and were surprised at the speed and extent of the rebound in technology stocks.
Many of the best performing technology stocks were of lower quality and had what we believed to be less attractive prices and future earnings potential. In spite of this, technology and consumer discretionary stocks led the market rally and our lesser exposure to these two sectors largely explains the Fund's lower performance against its peers.

Bonds Slow as Interest Rates Rise

High-quality bond returns edged upward, cooling toward the end of the period, as interest rates rase. The fixed-income portion of the Fund performed admirably as it was bolstered by an overweighting to BBB rated corporate bonds -- the best performing sector of the U.S.
high-quality bond market over the reporting period. The Fund's more aggressive stance in corporate bonds helped shield it from rising interest rates and provided attractive yields versus similar maturity
U.S. Treasuries.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                   19.4%
Consumer Discretionary       11.3%
Information Technology        8.5%
Mortgage-Backed Securiti      7.8%
Health Care                   6.8%
Consumer Staples              6.7%
Energy                        4.2%
Industrials                   3.6%
Communications Services       3.4%
Asset-Backed Securities       3.0%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments             15.4%
Common Stocks                      50.9%
Long Term Fixed Income             33.7%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association          5.8%
Morgan Stanley and Company                     3.8%
American International Group, Inc.             2.2%
Federal National Mortgage Association          2.0%
Pfizer, Inc.                                   2.0%
Cox Communications, Inc.                       1.9%
Walgreen Company                               1.9%
General Electric Company                       1.8%
Comcast Corporation                            1.8%
Microsoft Corporation                          1.7%

These holdings represent 24.9% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

The U.S. economy appears poised to continue its winning ways and we anticipate a continuation of the current recovery. Going forward, we will continue to emphasize strong, high-quality companies with long-term earnings potential for the equities portion of the Fund, especially in the cable and media sector. Over longer time periods, we expect this strategy will reward shareholders.

On the fixed-income side, we will continue to adhere to an overweight position in corporate bonds as we expect this sector will be one of the most attractive in an improving economic landscape. We also expect to adhere to a higher mortgage-backed securities position than our peers as these bonds typically perform well in a stable or gently rising interest rate environment, which we expect over the next six months. In order to mitigate the effects of potentially higher interest rates, we intend to carry a shorter duration versus our market benchmark, the Lehman Brothers Aggregate Bond Index.

The Fund's mix of high-quality bonds, large-company stocks, and short-term money market instruments provides excellent diversification benefits and is designed to withstand a wide variety of economic environments.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AABFX                  BBBFX                IBBFX
Transfer Agent ID              026                    076                  056
Net Assets            $274,892,927            $19,140,473         $114,024,175
NAV                         $11.44                 $11.39               $11.43
NAV -- High*   6/16/2003 -- $11.46    6/16/2003 -- $11.39  6/16/2003 -- $11.46
NAV -- Low*     5/1/2003 -- $10.74     5/1/2003 -- $10.69   5/1/2003 -- $10.73
Number of Holdings: 427            * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                              Lehman
                       The AAL                   Consumer     Brothers
                       Balanced     S&P 500      Price        Aggregate
  Date                 Fund         Index***     Index****    Bond Index**
------------------------------------------------------------------------------
December 29, 1997        9,450        10,000        10,000        10,000
             1998        9,450        10,180         9,988        10,008
             1998        9,507        10,293        10,006        10,136
             1998        9,932        11,035        10,025        10,129
             1998       10,175        11,599        10,043        10,164
             1998       10,241        11,716        10,062        10,217
             1998       10,099        11,515        10,080        10,314
             1998       10,502        11,982        10,093        10,401
             1998       10,426        11,855        10,105        10,423
             1998        9,569        10,143        10,118        10,593
             1998       10,024        10,793        10,130        10,841
             1998       10,416        11,670        10,155        10,783
             1998       10,722        12,377        10,155        10,845
             1999       11,155        13,090        10,149        10,877
             1999       11,481        13,637        10,173        10,955
             1999       11,270        13,213        10,186        10,764
             1999       11,519        13,742        10,217        10,823
             1999       11,721        14,274        10,291        10,858
             1999       11,548        13,937        10,291        10,762
             1999       11,829        14,710        10,291        10,728
             1999       11,655        14,251        10,322        10,683
             1999       11,499        14,180        10,347        10,677
             1999       11,489        13,792        10,396        10,801
             1999       11,908        14,664        10,415        10,841
             1999       12,065        14,963        10,421        10,840
             2000       12,378        15,844        10,421        10,788
             2000       12,024        15,048        10,446        10,753
             2000       11,877        14,763        10,508        10,883
             2000       12,489        16,207        10,594        11,026
             2000       12,281        15,720        10,601        10,994
             2000       12,271        15,397        10,607        10,989
             2000       12,552        15,777        10,669        11,218
             2000       12,482        15,530        10,687        11,320
             2000       12,811        16,494        10,700        11,484
             2000       12,592        15,624        10,755        11,556
             2000       12,743        15,558        10,774        11,633
             2000       12,522        14,331        10,780        11,823
             2001       12,788        14,401        10,774        12,042
             2001       12,808        14,912        10,842        12,239
             2001       12,525        13,552        10,885        12,346
             2001       12,295        12,694        10,910        12,408
             2001       12,662        13,680        10,954        12,356
             2001       12,621        13,772        11,003        12,431
             2001       12,381        13,437        11,022        12,478
             2001       12,371        13,305        10,991        12,757
             2001       12,011        12,472        10,991        12,903
             2001       11,654        11,465        11,040        13,053
             2001       11,933        11,683        11,003        13,326
             2001       12,316        12,579        10,985        13,143
             2002       12,402        12,690        10,941        13,059
             2002       12,319        12,505        10,966        13,165
             2002       12,194        12,263        11,009        13,292
             2002       12,361        12,725        11,071        13,071
             2002       12,027        11,953        11,133        13,325
             2002       12,027        11,865        11,133        13,438
             2002       11,536        11,020        11,139        13,554
             2002       11,053        10,161        11,152        13,718
             2002       11,148        10,228        11,189        13,949
             2002       10,504         9,117        11,207        14,175
             2002       11,011         9,919        11,235        14,110
             2002       11,264        10,502        11,235        14,106
             2003       10,993         9,886        11,211        14,398
             2003       10,877         9,627        11,260        14,411
             2003       10,877         9,482        11,347        14,610
             2003       10,927         9,574        11,415        14,598
             2003       11,438        10,363        11,390        14,719
             2003       11,842        10,908        11,372        14,993
             2003       11,853        11,047        11,384        14,963
             2003       11,821        11,242        11,397        14,460
             2003       11,949        11,461        11,440        14,556
             2003       11,991        11,340        11,477        14,941
 October 31, 2003      $12,281       $11,981       $11,465       $14,802

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/                1-Year         5-Year        12/29/1997
----------------------------------------------------------------
without sales charge     11.54%          3.35%             4.59%
with sales charge         5.37%          2.19%             3.58%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        12/29/1997
----------------------------------------------------------------
without sales charge     10.65%          2.41%             3.81%
with sales charge         6.65%          2.41%             3.81%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          12.09%          3.80%             4.96%

*    As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the Lehman Brothers Aggregate Bond Index, the S&P
     500 Index and the Consumer Price Index do not reflect
     any such charges. If you were to purchase any of the
     above individual stocks or funds represented in these
     Indexes, any charges you would pay would reduce your
     total return as well.

**   The Lehman Brothers Aggregate Bond Index is an index that
     encompasses five classes of fixed-income securities in
     the United States: U.S. Treasury and U.S. government
     agency securities, corporate debt obligations,
     mortgage-backed securities and asset-backed securities.
     It is not possible to invest directly in the Index. The
     performance of the Index does not reflect deductions
     for fees, expenses or taxes.

***  The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
     stocks. It is not possible to invest directly in the
     Index. The performance of the Index does not reflect
     deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL High Yield Bond Fund

[LOGO OMITTED: PACIFIC INVESTMENT MANAGEMENT COMPANY]

Pacific Investment Management Company, LLC, Portfolio Subadviser
The AAL High Yield Bond Fund seeks high current income and secondary capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as "junk bonds."* The
Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

The high yield bond market finished the six-month period ended October
31, 2003, considerably higher as the asset class continued its upward momentum which began in late 2002. Given this environment, The AAL
High Yield Bond Fund posted a 8.67% total return, bettering its
Lipper, Inc., peer group of similar high yield bond funds which recorded a 8.02% median total return over the identical period. The
Fund's market benchmark, the Merrill Lynch High Yield Cash Pay Index posted a 8.64% total return for the reporting period.

Lower-Quality Bonds Perform Best

CCC rated bonds and even lower-rated issues drove performance, outperforming BB and B rated issues for the thirteenth consecutive month and more than doubling the returns of these higher quality tiers over the six-month period. While high yield issues outperformed the equity market, as represented by the S&P 500 Index, year-to-date, it fell short over the last six months as stocks rallied in October. With none of the broad high yield market sectors in the negative, the top performing sectors for the period were transportation, aerospace &
defense, and telecom, while the worst performers were the metals &
mining and chemical sectors.

The Fund's emphasis on B rated bonds helped returns as B's outpaced
BB's. An overweight position in telecommunications -- a sector devastated over the past three years -- contributed to the Fund's strong performance as these bonds continued their strong recovery. An underweight to building products was a notable positive as rising interest rates were viewed unfavorably by this sector, specifically in
July and August. While an underweight to transportation was a positive early in the year, as airlines began to recover from setbacks due to the war in Iraq and the outbreak of SARS, an underweight here detracted from performance for the six-month period. Exposure to higher-quality BBB rated issues detracted from relative returns as these issues underperformed the lower-quality tiers. Emerging market bonds helped returns, as this asset class continued to gain amid strong demand from investors drawn to its relatively high yields and improving credit quality.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Communications Services      23.9%
Utilities                    15.8%
Consumer Cyclical            10.3%
Consumer Non-Cyclical         8.9%
Basic Materials               7.4%
Foreign                       7.2%
Capital Goods                 6.8%
Energy                        6.5%
Financials                    5.0%
Transportation                1.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Preferred Stocks                    0.2%
Long Term Fixed Income             94.3%
Short Term Investments              4.5%
Common Stocks                       1.0%

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                 0.0%
Aa                  0.0%
A                   4.6%
Baa                 3.3%
Ba                 32.1%
B                  48.0%
Caa                 8.6%
Ca                  0.5%
C                   0.0%
D                   2.4%
Not Rated           0.5%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Moody's Bond Quality
Ratings Distributions are subject to change.

Outlook

While credit fundamentals continue to improve, the dramatic tightening of spreads and corresponding strong investment returns are likely excessive and have resulted in rich valuations among certain sectors.
We plan to trim exposure selectively and take profits among these overvalued issues. Moreover, we'll likely substitute these positions with traditional high yield issues where valuations are more attractive. Default rates continue their descent lower and we expect this trend to persist as the rehabilitation of corporate balance sheets continue. We believe high yield is still an attractive asset class relative to other fixed income sectors due to its low
correlation to Treasuries, given our outlook for rising rates over the long-term.

We continue to see value in the utility sector, which, unlike many of the wounded sectors of last year that have made dramatic recoveries in
2003, still have some upside potential. While we believe many of the energy producers are currently overvalued, we do still see upside potential in certain industries such as energy pipelines. The telecommunications and cable sectors continue to offer attractive relative value and we plan to maintain our overweight to these areas.
We plan to maintain a below index duration and search for
opportunities among bonds maturing in the next five years as this is the most attractive portion of the yield curve. Finally, we will plan to retain our exposure to emerging market sovereign debt as this sector offers attractive value relative to high yield corporate bonds.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AAHYX                  BBHYX                  N/A
Transfer Agent ID              025                    075                  055
Net Assets            $128,112,899             $6,152,892           $3,592,496
NAV                          $6.57                  $6.57                $6.56
NAV -- High*   10/21/2003 -- $6.57    10/21/2003 -- $6.57  10/21/2003 -- $6.57
NAV -- Low*     8/14/2003 -- $6.19     8/14/2003 -- $6.19   8/14/2003 -- $6.19
Number of Holdings: 242            * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                                  Merrill Lynch
                    The AAL       High Yield       Consumer
                    High Yield    Cash Pay         Price
  Date              Bond Fund     Index***         Index****
------------------------------------------------------------------------
 January 8, 1997        9,550        10,000        10,000
            1997        9,593        10,108        10,032
            1997        9,819        10,250        10,063
            1997        9,553        10,136        10,088
            1997        9,694        10,251        10,101
            1997       10,002        10,458        10,095
            1997       10,129        10,617        10,107
            1997       10,396        10,872        10,120
            1997       10,399        10,853        10,139
            1997       10,643        11,033        10,164
            1997       10,629        11,106        10,189
            1997       10,722        11,211        10,183
            1998       10,814        11,317        10,170
            1998       10,985        11,486        10,189
            1998       11,066        11,533        10,208
            1998       11,142        11,633        10,227
            1998       11,160        11,688        10,246
            1998       11,161        11,769        10,265
            1998       11,170        11,828        10,277
            1998       11,187        11,895        10,290
            1998       10,351        11,382        10,303
            1998       10,303        11,405        10,315
            1998       10,070        11,217        10,340
            1998       10,602        11,728        10,340
            1999       10,571        11,732        10,334
            1999       10,675        11,848        10,359
            1999       10,519        11,758        10,372
            1999       10,558        11,859        10,404
            1999       10,718        12,044        10,479
            1999       10,533        11,961        10,479
            1999       10,511        11,938        10,479
            1999       10,500        11,956        10,511
            1999       10,347        11,835        10,536
            1999       10,150        11,789        10,586
            1999        9,910        11,720        10,605
            1999       10,037        11,854        10,612
            2000       10,174        11,917        10,612
            2000       10,112        11,857        10,637
            2000       10,136        11,868        10,700
            2000        9,963        11,702        10,788
            2000        9,963        11,706        10,794
            2000        9,791        11,577        10,801
            2000        9,977        11,775        10,864
            2000        9,895        11,860        10,883
            2000       10,008        12,005        10,895
            2000        9,834        11,935        10,952
            2000        9,641        11,585        10,971
            2000        9,362        11,222        10,977
            2001        9,723        11,465        10,971
            2001       10,179        12,149        11,040
            2001       10,215        12,340        11,085
            2001       10,012        12,177        11,110
            2001        9,882        12,044        11,154
            2001        9,941        12,276        11,204
            2001        9,626        12,023        11,223
            2001        9,786        12,210        11,192
            2001        9,828        12,328        11,192
            2001        9,308        11,537        11,242
            2001        9,591        11,877        11,204
            2001        9,799        12,263        11,185
            2002        9,762        12,176        11,141
            2002        9,799        12,244        11,166
            2002        9,680        12,127        11,211
            2002        9,772        12,415        11,274
            2002        9,857        12,612        11,337
            2002        9,766        12,544        11,337
            2002        9,215        11,649        11,343
            2002        8,720        11,189        11,356
            2002        9,096        11,468        11,393
            2002        8,856        11,292        11,412
            2002        8,908        11,197        11,441
            2002        9,526        11,867        11,441
            2003        9,683        12,048        11,416
            2003        9,942        12,395        11,466
            2003       10,101        12,554        11,554
            2003       10,327        12,880        11,624
            2003       10,901        13,603        11,599
            2003       11,037        13,747        11,580
            2003       11,315        14,125        11,592
            2003       11,189        13,923        11,605
            2003       11,360        14,099        11,649
            2003       11,615        14,482        11,687
October 31, 2003      $11,846       $14,778       $11,674

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     32.98%          3.30%             3.21%
with sales charge        27.04%          2.35%             2.52%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     31.70%          2.52%             2.67%
with sales charge        27.70%          2.52%             2.67%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          33.23%          3.63%             1.86%

Footnotes read:

*    High-yield bonds carry greater volatility and risk than
     investment-grade bonds.

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 4.5% sales charge,
     while the Merrill Lynch High Yield Cash Pay Index and
     the Consumer Price Index do not reflect any such
     charges. If you were to purchase any of the above
     individual stocks or funds represented in these
     Indexes, any charges you would pay would reduce your
     total return as well.

***  The Merrill Lynch High Yield Cash Pay Index is an index comprised of approximately 1,200 "cash pay" high yield bonds
     representative of the high-yield market as a whole. It
     is not possible to invest directly in the Index. The
     performance of the Index does not reflect deductions
     for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Municipal Bond Fund

[PHOTO OMITTED: JANET I. GRANGAARD]

Janet I. Grangaard, Portfolio Manager

The AAL Municipal Bond Fund seeks a high level of current income exempt from federal income taxes consistent with capital preservation by investing primarily in a diversified portfolio of municipal bonds.*

Municipal bonds and bonds in general were volatile for the six-month period ending October 31, 2003, due to the end of the war with Iraq, tax cuts, and mixed economic reports. The AAL Municipal Bond Fund returned 1.24% for the period, while the median return of the Fund's
Lipper, Inc., peer group was 1.07%. As a broad market comparison, the
Lehman Brothers Municipal Bond Index returned 1.47%.

The end of the war with Iraq, tax cuts and mixed economic reports provided a backdrop for significant volatility in bond prices over the period. The Federal Reserve continued to remain accommodative and predicted that rates would stay low for several months. The Fed's accommodative stance resulted in a steeper yield curve with the short end of the curve reacting to Fed expectations and the long end of the curve evaluating economic growth and prospects for an increase in inflation.

Toward the middle of the period, and in the face of improving economic news, we became more convinced interest rates would move up and shortened the Fund's duration. This strategy held the Fund back from outperforming its market index but was mitigated by our success in locating certain spots on the yield curve that rallied significantly.
Of course, there are expenses associated with the Fund that do not apply to an unmanaged market index.

Lower Quality Municipal Bonds Rally

Lower quality municipal bonds, especially airline bonds, rallied over the period as the war ended and investors felt comfortable taking on more risk. The Fund's BBB rated or lower quality investment grade bonds performed well and contributed to performance. Tobacco bonds were volatile over the period, but also contributed in a meaningful way to performance.

Non-investment grade bonds, the lowest quality municipal bonds, outperformed significantly for the period due to the continued low quality bias. The Fund is unable to invest in these bonds because they do not fit the appropriate risk profile. Despite the higher quality nature of the Fund, we were still able to perform relatively well within our Lipper peer group.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                52.1%
Aa                 15.8%
A                  11.0%
Baa                18.6%
Ba                  0.1%
B                   0.0%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           2.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Education Revenue                            4.4%
Electric Revenue                             7.4%
Escrowed/Pre-refunded                       10.5%
General Obligation                          16.2%
Health Care                                 16.6%
Higher Education                             4.3%
Housing Finance                             11.1%
Miscellaneous Municipals                    17.2%
Special Tax Revenue                          6.3%
Water & Sewer                                6.0%

Top 10 States
(% of Portfolio)

Texas                12.7%
Illinois             10.2%
New York              9.7%
California            8.6%
Colorado              5.3%
Washington            4.0%
Michigan              3.4%
Minnesota             3.1%
Florida               3.0%
Pennsylvania          2.5%

These holdings represent 62.5% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 States are subject to change.

Outlook

Our outlook is for continued improvement in U.S. economy. We are prepared for higher rates, which we think will come over the next six to twelve months as the economy strengthens and Federal Reserve decides it needs to tighten the money supply. We do not expect that tightening will happen until we see healthy improvement in the labor market and a closing of the "output gap", which could lead to higher inflation.

We have been adding risk to the Fund where we feel it is appropriate in order to take advantage of the improving economic environment.
Specifically, we have been purchasing bonds in the A and Baa rating categories when we like the issue and think that we are being paid well for the risk we are taking. Currently the duration of the Fund is somewhere close to neutral compared to our Lipper peer group and our intention is to be neutral or short given the increasing threat of rising interest rates. As an ongoing effort, we are trying to increase our average position size to make research efforts most productive.

If rates do rise, we anticipate a slowing of municipal new issue supply. A lower supply of municipal bonds in 2004 combined with higher rates would be good scenario for municipals to outperform U.S.
Treasuries.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AAMBX                    N/A                  N/A
Transfer Agent ID              015                    065                  045
Net Assets            $645,232,185            $12,968,864           $3,480,675
NAV                         $11.42                 $11.42               $11.42
NAV -- High*   6/13/2003 -- $11.90    6/13/2003 -- $11.89  6/13/2003 -- $11.90
NAV -- Low*    8/14/2003 -- $11.19    8/14/2003 -- $11.18  8/14/2003 -- $11.19
Number of Holdings: 297            * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                                    Lehman
                                    Brothers
                    The AAL         Municipal       Consumer
                    Municipal       Bond            Price
  Date              Bond Fund       Index***        Index****
------------------------------------------------------------------------
October 31, 1993        9,550        10,000        10,000
            1993        9,447         9,912        10,007
            1994        9,637        10,121        10,007
            1994        9,743        10,237        10,034
            1994        9,508         9,972        10,069
            1994        9,126         9,565        10,103
            1994        9,119         9,647        10,117
            1994        9,175         9,730        10,124
            1994        9,144         9,671        10,158
            1994        9,302         9,848        10,185
            1994        9,333         9,882        10,226
            1994        9,178         9,737        10,254
            1994        9,030         9,564        10,261
            1994        8,856         9,391        10,275
            1995        9,085         9,598        10,275
            1995        9,305         9,872        10,316
            1995        9,615        10,159        10,357
            1995        9,701        10,276        10,391
            1995        9,758        10,288        10,426
            1995       10,038        10,617        10,446
            1995        9,958        10,524        10,467
            1995       10,015        10,623        10,467
            1995       10,109        10,758        10,494
            1995       10,166        10,826        10,515
            1995       10,356        10,984        10,549
            1995       10,593        11,166        10,542
            1996       10,745        11,273        10,535
            1996       10,790        11,358        10,597
            1996       10,736        11,282        10,631
            1996       10,574        11,137        10,686
            1996       10,513        11,106        10,728
            1996       10,525        11,102        10,748
            1996       10,631        11,223        10,755
            1996       10,733        11,324        10,776
            1996       10,706        11,322        10,796
            1996       10,916        11,480        10,830
            1996       11,047        11,610        10,865
            1996       11,306        11,822        10,885
            1997       11,217        11,772        10,885
            1997       11,200        11,795        10,920
            1997       11,316        11,903        10,954
            1997       11,116        11,744        10,981
            1997       11,211        11,843        10,995
            1997       11,397        12,021        10,988
            1997       11,537        12,149        11,002
            1997       11,964        12,485        11,016
            1997       11,767        12,368        11,036
            1997       11,962        12,515        11,064
            1997       12,038        12,596        11,091
            1997       12,122        12,670        11,084
            1998       12,376        12,854        11,071
            1998       12,517        12,987        11,091
            1998       12,488        12,991        11,112
            1998       12,471        13,003        11,132
            1998       12,388        12,944        11,153
            1998       12,639        13,149        11,174
            1998       12,689        13,201        11,187
            1998       12,693        13,234        11,201
            1998       12,928        13,438        11,215
            1998       13,130        13,606        11,229
            1998       13,044        13,605        11,256
            1998       13,094        13,653        11,256
            1999       13,117        13,688        11,249
            1999       13,286        13,850        11,277
            1999       13,175        13,790        11,290
            1999       13,204        13,809        11,325
            1999       13,230        13,843        11,407
            1999       13,113        13,763        11,407
            1999       12,879        13,565        11,407
            1999       12,880        13,614        11,441
            1999       12,652        13,505        11,469
            1999       12,621        13,511        11,524
            1999       12,376        13,364        11,544
            1999       12,541        13,507        11,551
            2000       12,377        13,406        11,551
            2000       12,275        13,348        11,579
            2000       12,458        13,503        11,647
            2000       12,802        13,798        11,743
            2000       12,685        13,716        11,750
            2000       12,575        13,645        11,757
            2000       12,946        14,006        11,826
            2000       13,124        14,201        11,846
            2000       13,339        14,420        11,860
            2000       13,271        14,345        11,922
            2000       13,428        14,502        11,942
            2000       13,548        14,611        11,949
            2001       13,864        14,972        11,942
            2001       13,974        15,121        12,018
            2001       14,020        15,169        12,066
            2001       14,152        15,305        12,093
            2001       13,996        15,139        12,141
            2001       14,157        15,302        12,196
            2001       14,278        15,404        12,217
            2001       14,519        15,633        12,183
            2001       14,824        15,890        12,183
            2001       14,762        15,837        12,238
            2001       14,956        16,025        12,196
            2001       14,818        15,890        12,176
            2002       14,640        15,740        12,128
            2002       14,883        16,013        12,155
            2002       15,073        16,206        12,203
            2002       14,765        15,888        12,272
            2002       15,014        16,199        12,340
            2002       15,096        16,297        12,340
            2002       15,256        16,470        12,347
            2002       15,450        16,681        12,361
            2002       15,613        16,882        12,402
            2002       15,944        17,252        12,423
            2002       15,606        16,966        12,454
            2002       15,553        16,895        12,454
            2003       15,876        17,252        12,426
            2003       15,810        17,208        12,481
            2003       16,062        17,449        12,577
            2003       16,036        17,460        12,653
            2003       16,122        17,575        12,626
            2003       16,541        17,986        12,605
            2003       16,459        17,910        12,619
            2003       15,853        17,283        12,632
            2003       15,963        17,412        12,681
            2003       16,393        17,924        12,722
October 31, 2003      $16,322       $17,834       $12,708

Average Annual Total Returns/1/

As of October 31, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge      4.59%          4.59%             5.51%
with sales charge       (0.14)%          3.63%             5.03%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge      3.74%          3.74%             5.09%
with sales charge       (0.26)%          3.74%             5.09%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value           4.89%          4.91%             5.17%

Footnotes read:

*    Investors may be subject to state taxes and federal alternative minimum tax.

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 4.5% sales charge,
     while the Lehman Brothers Municipal Bond Index and the
     Consumer Price Index do not reflect any such charges.
     If you were to purchase any of the above individual
     stocks or funds represented in these Indexes, any
     charges you would pay would reduce your total return as
     well.

***  The Lehman Brothers Municipal Bond Index is a market
     value-weighted index of investment grade municipal
     bonds with maturities of one year or more. It is not
     possible to invest directly in the Index. The
     performance of the Index does not reflect deductions
     for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Bond Fund

[PHOTO OMITTED: ALAN D. ONSTAD]

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Alan D. Onstad (left) and Michael G. Landreville (right), Portfolio
Co-Managers

The AAL Bond Fund seeks a high level of current income consistent with capital preservation by investing primarily in a diversified portfolio of investment-grade bonds.

High-quality bond returns slowed in a rising interest rate environment over the six-month period ended October 31, 2003, but still registered positive gains for investors. The AAL Bond Fund posted a total return of 1.33%, bettering its Lipper, Inc., peer group of similar
intermediate term high-quality bond funds, which had a 0.55% median total return. The Fund's market benchmark, the Lehman Brothers
Aggregate Bond Index, ended the period with a 0.56% total return.

Corporate Securities Continue Gains

Benefiting from a resurgent U.S. economy, corporate bonds finished the reporting period as the strongest performer among the U.S.
fixed-income sectors. The Fund's overweight position in these securities boosted its returns over both its peer group and market benchmark. Within the corporate bond sector, the Fund was overweight to the BBB credit rating category, which was the best performing sector within the corporate universe. BBB rated securities returned just over 3% during the last six months. In addition to the corporate overweight, the Fund was underweight to U.S. Treasuries and Agencies, which both had negative returns over the past half-year. Timing of purchases and sales of mortgage-backed securities added modestly to performance, as did the Fund's asset-backed and commercial
mortgage-backed holdings.

The Fund had a shorter than normal duration during the last six months, but due to the corporate and mortgage-backed holdings, the
Fund was able to maintain a slight yield advantage. This allowed the
Fund to earn slightly more income than its peer group while at the same time reducing interest rate risk. Both of these factors proved to be a winning combination during a rising interest rate environment.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                48.4%
Aa                  0.6%
A                  10.2%
Baa                36.8%
Ba                  3.5%
B                   0.0%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           0.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments             17.4%
Long Term Fixed Income             82.6%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association             14.7%
Federal National Mortgage Association              5.1%
U.S. Treasury Notes                                3.8%
Lehman Brothers, Inc.                              2.3%
Chase Credit Card Master Trust                     1.9%
GMAC Mortgage Corporation Loan Trust               1.7%
Federal Home Loan Mortgage Corporation             1.5%
LB-UBS Commercial Mortgage Trust                   1.2%
Morgan Stanley and Company                         1.2%
GMAC Commercial Mortgage Securities, Inc.          1.0%

These holdings represent 34.4% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 Holdings are subject to change.

Outlook

Looking forward over the next six months, we envision a steadily improving economy with corporate earnings on the upswing. This should allow corporations to pay down debt and continue to improve their balance sheets. As a result, debt issuance is likely to be down year over year. All these factors -- debt reduction, improving earnings and low new issuance of debt -- bode well for interest rate spreads on corporate bonds. We look for the Federal Reserve to be on hold with regard to interest rate adjustments into the second quarter and for ten-year Treasury yields to be range-bound between 4% and 4 1/2%. If this proves to be the case, mortgage-backed securities should also outperform. Given this prospective environment, we intend to adhere to our current overweight positions of both corporate bonds and mortgage-backed securities as we feel they offer the best
opportunities for our investors.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AAINX                  BBFBX                IIINX
Transfer Agent ID              016                    066                  046
Net Assets            $480,631,864            $13,356,469          $31,471,302
NAV                         $10.22                 $10.23               $10.23
NAV -- High*   6/13/2003 -- $10.60    6/13/2003 -- $10.60  6/13/2003 -- $10.60
NAV -- Low*    8/13/2003 -- $10.04    8/14/2003 -- $10.04  8/14/2003 -- $10.04
Number of Holdings: 132            * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                     Lehman
                                     Brothers
                      The AAL        Aggregate     Consumer
                      Bond           Bond          Price
  Date                Fund           Index**       Index***
------------------------------------------------------------------------
October 31, 1993        9,550        10,000        10,000
            1993        9,418         9,915        10,007
            1994        9,467         9,969        10,007
            1994        9,592        10,103        10,034
            1994        9,377         9,928        10,069
            1994        9,143         9,683        10,103
            1994        9,045         9,606        10,117
            1994        9,033         9,604        10,124
            1994        9,019         9,583        10,158
            1994        9,155         9,773        10,185
            1994        9,174         9,786        10,226
            1994        9,048         9,642        10,254
            1994        9,026         9,633        10,261
            1994        8,978         9,612        10,275
            1995        9,017         9,678        10,275
            1995        9,165         9,870        10,316
            1995        9,351        10,104        10,357
            1995        9,420        10,166        10,391
            1995        9,537        10,308        10,426
            1995        9,838        10,707        10,446
            1995        9,898        10,786        10,467
            1995        9,856        10,761        10,467
            1995        9,964        10,891        10,494
            1995       10,052        10,997        10,515
            1995       10,175        11,140        10,549
            1995       10,327        11,307        10,542
            1996       10,466        11,466        10,535
            1996       10,519        11,542        10,597
            1996       10,288        11,341        10,631
            1996       10,198        11,263        10,686
            1996       10,126        11,199        10,728
            1996       10,092        11,177        10,748
            1996       10,204        11,327        10,755
            1996       10,240        11,358        10,776
            1996       10,228        11,339        10,796
            1996       10,390        11,536        10,830
            1996       10,617        11,792        10,865
            1996       10,799        11,994        10,885
            1997       10,702        11,882        10,885
            1997       10,745        11,919        10,920
            1997       10,766        11,948        10,954
            1997       10,666        11,816        10,981
            1997       10,777        11,993        10,995
            1997       10,864        12,106        10,988
            1997       11,000        12,250        11,002
            1997       11,282        12,580        11,016
            1997       11,198        12,473        11,036
            1997       11,359        12,657        11,064
            1997       11,518        12,840        11,091
            1997       11,546        12,899        11,084
            1998       11,663        13,029        11,071
            1998       11,798        13,196        11,091
            1998       11,756        13,187        11,112
            1998       11,799        13,232        11,132
            1998       11,839        13,301        11,153
            1998       11,948        13,427        11,174
            1998       12,041        13,541        11,187
            1998       12,046        13,570        11,201
            1998       12,255        13,791        11,215
            1998       12,525        14,113        11,229
            1998       12,420        14,039        11,256
            1998       12,363        14,118        11,256
            1999       12,436        14,161        11,249
            1999       12,498        14,262        11,277
            1999       12,268        14,013        11,290
            1999       12,352        14,091        11,325
            1999       12,385        14,135        11,407
            1999       12,251        14,012        11,407
            1999       12,202        13,967        11,407
            1999       12,132        13,907        11,441
            1999       12,118        13,900        11,469
            1999       12,241        14,062        11,524
            1999       12,260        14,114        11,544
            1999       12,280        14,113        11,551
            2000       12,231        14,045        11,551
            2000       12,190        13,999        11,579
            2000       12,307        14,168        11,647
            2000       12,439        14,354        11,743
            2000       12,368        14,314        11,750
            2000       12,345        14,307        11,757
            2000       12,599        14,605        11,826
            2000       12,694        14,737        11,846
            2000       12,884        14,951        11,860
            2000       12,965        15,045        11,922
            2000       12,997        15,144        11,942
            2000       13,260        15,392        11,949
            2001       13,547        15,678        11,942
            2001       13,719        15,934        12,018
            2001       13,846        16,073        12,066
            2001       13,929        16,153        12,093
            2001       13,861        16,086        12,141
            2001       13,931        16,184        12,196
            2001       13,955        16,245        12,217
            2001       14,298        16,608        12,183
            2001       14,468        16,798        12,183
            2001       14,647        16,994        12,238
            2001       14,907        17,349        12,196
            2001       14,728        17,110        12,176
            2002       14,650        17,001        12,128
            2002       14,717        17,139        12,155
            2002       14,784        17,305        12,203
            2002       14,517        17,017        12,272
            2002       14,694        17,347        12,340
            2002       14,801        17,495        12,340
            2002       14,859        17,646        12,347
            2002       14,942        17,859        12,361
            2002       15,213        18,160        12,402
            2002       15,484        18,455        12,423
            2002       15,367        18,370        12,454
            2002       15,322        18,365        12,454
            2003       15,648        18,744        12,426
            2003       15,673        18,761        12,481
            2003       15,933        19,020        12,577
            2003       15,948        19,005        12,653
            2003       16,131        19,162        12,626
            2003       16,472        19,519        12,605
            2003       16,486        19,480        12,619
            2003       15,947        18,825        12,632
            2003       16,018        18,950        12,681
            2003       16,478        19,452        12,722
October 31, 2003      $16,346       $19,270       $12,708

Average Annual Total Returns/1/

As of October 130, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge      6.38%          5.65%             5.52%
with sales charge         1.61%          4.68%             5.04%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge      5.36%          4.68%             5.74%
with sales charge         1.36%          4.68%             5.74%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value           6.86%          6.09%             6.38%

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 4.5% sales charge,
    while the Lehman Brothers Aggregate Bond Index and the
    Consumer Price Index do not reflect any such charges.
    If you were to purchase any of the above individual
    stocks or funds represented in these Indexes, any
    charges you would pay would reduce your total return as
    well.

**  The Lehman Brothers Aggregate Bond Index is an index that encompasses five classes of fixed-income securities in
    the United States: U.S. Treasury and U.S. government
    agency securities, corporate debt obligations,
    mortgage-backed securities and asset-backed securities.
    It is not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Bond Index Fund

[PHOTO OMITTED: STEVEN H. C. LEE]

Steven H.C. Lee, Portfolio Manager

The AAL Bond Index Fund strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

With the resurgence of the stock market and an economy that is finally showing signs of life -- a potentially negative situation for high-quality bond investors -- corporate bonds have boasted modest gains over the six-month period ended October 31, 2003. The AAL Bond
Index Fund posted a 0.22% total return for the period, while the
Fund's unmanaged index benchmark, the Lehman Brothers Aggregate Bond
Index saw a 0.56% total return.

Lower-Quality Bonds Are Big Winners

As the economy has improved, investors willing to take more risk have moved into high-yield, low-quality bonds, causing yields on U.S.
Treasuries to fluctuate and decline to a 40-year low during the first six weeks of the period. This was followed by a two-month sell-off and a resulting 1.2% increase in 10-year Treasury yields.

Most of the funds within our Lipper peer group handled this rally and subsequent sell-off either by significantly overweighting in corporate bonds, which were the best performing sector, or by lowering their durations during the sell-off and lengthening them during the rally.
With the AAL Bond Index Fund, on the other hand, we strove to remain as close to neutral as possible on all bond risk factors.

The Fund's weak performance as compared to the Lehman Brothers
Aggregate Bond Index was almost completely due to its performance in
July. We started the month with a long duration compared to our benchmark. We adjusted our duration downward when our reports revealed this discrepancy, by which time the market had already moved against
us. The backup in Treasury yields also had a negative impact on absolute returns of the Fund, while corporate bonds helped returns.
Neither of these factors should have had a material impact versus our benchmark. However, when compared to other funds within our Lipper peer group, both hurt us because the actively managed funds were able to lean into the trends when we could not.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                74.2%
Aa                  2.3%
A                  10.3%
Baa                12.9%
Ba                  0.3%
B                   0.0%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           0.0%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments             16.5%
Long Term Fixed Income             83.5%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association           7.2%
U.S. Treasury Notes                             4.3%
Federal National Mortgage Association           3.7%
Federal National Mortgage Association           2.7%
Federal Home Loan Mortgage Corporation          2.3%
Federal Home Loan Mortgage Corporation          2.1%
U.S. Treasury Notes                             2.1%
U.S. Treasury Notes                             2.1%
Morgan Stanley and Company                      1.8%
Federal Home Loan Mortgage Corporation          1.8%

These holdings represent 30.1% of the Fund's total investment portfolio.

Footnotes read:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 Holdings are subject to change.

Outlook

The economy was very strong in the third quarter of 2003. We expect that it will continue to grow, but at a more moderate pace. A growth rate of 3.5 to 4.0% over the next year seems likely. We also expect that inflation will remain well controlled. The Fed may start to raise short-term interest rates. However, they will want to see sustained growth in the economy and the jobs market before making any moves. If this assumption is correct, Treasury bond yields should continue to rise and corporates and other spread products could tighten. In the end, lower-quality bonds will continue to beat higher-quality bonds for the time being.

With that being said, the Fund will continue to follow our benchmark.
We will keep duration, yield curve exposure, and sector exposure in line with the index. We will attempt to add value through security selection, particularly in corporate bonds. In addition, we will buy those bonds that appear fundamentally cheap and sell those that look overpriced.

                Portfolio Facts
             As of October 31, 2003
                       Institutional Share
                        ------------------
Ticker                               AABIX
Transfer Agent ID                      059
Net Assets                     $40,425,984
NAV                                 $10.73
NAV -- High *          6/13/2003 -- $11.20
NAV -- Low *           8/13/2003 -- $10.57
Number of Holdings: 160     * For the six months ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares*/1/

                                     Lehman
                     The AAL         Brothers          Consumer
                     Bond            Aggregate         Price
  Date               Index Fund      Bond Index**      Index***
------------------------------------------------------------------------
December 31, 1999       10,000        10,000        10,000
             2000        9,941         9,967        10,024
             2000       10,057        10,088        10,083
             2000       10,196        10,221        10,166
             2000       10,168        10,192        10,172
             2000       10,169        10,187        10,178
             2000       10,382        10,399        10,238
             2000       10,472        10,493        10,255
             2000       10,626        10,645        10,267
             2000       10,705        10,712        10,321
             2000       10,777        10,783        10,339
             2000       10,965        10,959        10,345
             2001       11,171        11,163        10,339
             2001       11,332        11,345        10,404
             2001       11,436        11,444        10,446
             2001       11,496        11,502        10,469
             2001       11,439        11,454        10,511
             2001       11,501        11,523        10,559
             2001       11,532        11,566        10,576
             2001       11,796        11,825        10,547
             2001       11,925        11,961        10,547
             2001       12,107        12,100        10,594
             2001       12,322        12,353        10,559
             2001       12,168        12,183        10,541
             2002       12,083        12,105        10,499
             2002       12,167        12,203        10,523
             2002       12,297        12,322        10,564
             2002       12,062        12,117        10,624
             2002       12,281        12,352        10,683
             2002       12,401        12,457        10,683
             2002       12,505        12,564        10,689
             2002       12,652        12,716        10,701
             2002       12,878        12,931        10,737
             2002       13,081        13,140        10,755
             2002       13,031        13,080        10,781
             2002       13,001        13,076        10,781
             2003       13,266        13,346        10,758
             2003       13,275        13,358        10,805
             2003       13,465        13,543        10,888
             2003       13,446        13,532        10,954
             2003       13,552        13,644        10,930
             2003       13,792        13,898        10,912
             2003       13,774        13,870        10,924
             2003       13,277        13,404        10,936
             2003       13,352        13,493        10,978
             2003       13,721        13,850        11,013
 October 31, 2003      $13,582       $13,721       $11,001

Average Annual Total Returns/1/
As of October 31, 2003

                                                            From
                                                       Inception
Institutional Class/2/                1-Year          12/31/1999
----------------------------------------------------------------
Net Asset Value                        4.23%               8.31%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects Fund expenses, net of any
    reimbursements, while the Lehman Brothers Aggregate
    Bond Index and the Consumer Price Index do not reflect
    such charges. If you were to purchase any of the above
    individual stocks or funds represented in these
    Indexes, any charges you would pay would reduce your
    total return as well.

**  The Lehman Brothers Aggregate Bond Index is an index that encompasses five classes of fixed-income securities in
    the United States: U.S. Treasury and U.S. government
    agency securities, corporate debt obligations,
    mortgage-backed securities and asset-backed securities.
    It is not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Money Market Fund

[PHOTO OMITTED: WILLIAM D. STOUTEN]

William D. Stouten, Portfolio Manager

The AAL Money Market Fund seeks a high level of current income while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high quality, short-term money market instruments.*

Money market yields declined along with overall short-term market interest rates for the six-month period ending October 31, 2003. The
AAL Money Market Fund provided investors with a total return of 0.18%, while the Fund's Lipper, Inc., peer group earned a median total return of 0.20%.

Federal Reserve Policy

With thirteen cuts in the Federal Funds target rate since the beginning of 2001, the overnight Federal Funds target rate of 1% is now at the lowest level in over 40 years. The Federal Open Market
Committee (FOMC) lowered its target for the Federal Funds target rate again in June due to fears of a falling price environment and lackluster economic reports. The money market industry is now operating in an environment that has never been experienced since the first money market fund was introduced in 1971.

The average length of portfolio holdings was shorter than the peer group through most of the period, reflecting our anticipation of better economic news that would steepen the yield curve and allow us to take advantage of higher yields. Fortunately, strong payroll numbers combined with higher Gross Domestic Product growth rates in the third calendar quarter provided market optimism, and allowed us to take advantage of a steeper yield curve by lengthening our portfolio to a level more in line with our Lipper peer group. This strategy contributed to our performance over the period.

The Fund's underperformance compared to its Lipper peer group can be partially explained by the Fund's focus on the highest quality money market instruments. Maintaining a portfolio of only the highest quality assets contributes to a slightly lower yield than our peer group, but remains a core part of our conservative investment strategy which is designed to meet our investors' primary objectives of safety and liquidity. In addition, the Fund's underperformance can
also be attributed to a higher fee structure that allows for lower minimum balances, generous checkwriting privileges, and other beneficial features.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Variable Rate Notes                 4.4%
Certificates of Deposit             6.8%
Commercial Paper                   88.8%

Footnotes read:

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

Outlook

We expect that the FOMC will raise the overnight Federal Funds target rate in the coming months when it becomes convinced that the risks to higher than desired growth and a rise in inflation outweigh the risks of a fall in inflation and unsustained growth in the economy. As in any interest rate environment, our strategy remains the same. We continue to focus our efforts on conservative investments that maximize safety and liquidity for our clients. We are confident that as in any investing cycle, yields and returns historically provided by money markets funds will return.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       AMMXX                    N/A                AALXX
Transfer Agent ID              018                    068                  048
Net Assets            $301,766,074             $2,278,123         $112,412,495
NAV                          $1.00                  $1.00                $1.00
NAV -- High*     5/1/2003 -- $1.00      5/1/2003 -- $1.00    5/1/2003 -- $1.00
NAV -- Low*      5/1/2003 -- $1.00      5/1/2003 -- $1.00    5/1/2003 -- $1.00
Number of Holdings: 54             * For the six months ended October 31, 2003

The AAL Money Market Fund
April 30, 2003**

                         Class A      Class B      Institutional
----------------------------------------------------------------
7-Day Yield                0.63%       0.67%          0.83%
7-Day Effective Yield      0.63%       0.67%          0.83%

Average Annual Total Returns/1/

As of October 31, 2003
Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
Net Asset Value           0.54%          3.23%             3.87%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge      0.24%          2.40%             2.99%
with sales charge       (3.76)%          2.40%             2.99%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value           0.79%          3.54%             3.77%

Footnotes read:

*  To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in
   The AAL Money Market Fund is not insured or guaranteed
   by the FDIC or any other government agency. Although
   the Fund seeks to preserve the value of your investment
   at $1 per share, it is possible to lose money by
   investing in the Fund.

** Seven-day yields of The AAL Money Market Fund refer to the income generated by an investment in the Fund over a specified
   seven-day period. Effective yields reflect the
   reinvestment of income. Yields are subject to daily
   fluctuation and should not be considered an indication
   of future results.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. At various times, the Fund's adviser
   waived its management fee and/or reimbursed Fund
   expenses. Had the adviser not done so, the Fund's total
   returns would have been lower. The returns shown do not
   reflect taxes a shareholder would pay on distributions
   or redemptions. For additional information, refer to
   your prospectus which can be obtained from your
   registered representative or by calling (800) Thrivent.
   Please read your prospectus carefully.

/2/Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the
   first five years and then converting to Class A shares
   after the fifth year.

/3/Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Technology Stock Fund
Schedule of Investments as of October 31, 2003 (a) (unaudited)

       Shares  Common Stock (95.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (1.3%)
-------------------------------------------------------------------------------------------------------------------------
       9,700   SBC Communications, Inc.                                                                          $232,606
      45,600   Sprint Corporation (PCS Group) *                                                                   198,360
       5,200   Verizon Communications, Inc.                                                                       174,720
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      605,686
=========================================================================================================================

Consumer Discretionary (6.0%)
-------------------------------------------------------------------------------------------------------------------------
       9,400   Amazon.com, Inc.*                                                                                  511,548
      15,700   eBay, Inc.                                                                                         878,258
      11,200   InterActiveCorp *                                                                                  411,152
       2,100   Netflix, Inc.*                                                                                     120,330
       5,100   Pixar, Inc.*                                                                                       350,931
      39,700   Time Warner, Inc.*                                                                                 607,013
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     2,879,232
=========================================================================================================================

Health Care (0.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,800   Baxter International, Inc.                                                                         101,004
       3,300   Medtronic, Inc.                                                                                    150,381
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                  251,385
=========================================================================================================================

Industrials (1.1%)
-------------------------------------------------------------------------------------------------------------------------
       6,600   EDO Corporation                                                                                    147,180
       3,600   Lockheed Martin Corporation                                                                        166,896
       2,300   Northrop Grumman Corporation                                                                       205,620
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                  519,696
=========================================================================================================================

Information Technology (86.1%)
-------------------------------------------------------------------------------------------------------------------------
      15,300   Accenture, Ltd.*                                                                                   358,020
       5,800   Adobe Systems, Inc.                                                                                254,272
      12,400   Agilent Technologies, Inc.*                                                                        309,008
      38,800   Akamai Technologies, Inc.*                                                                         306,520
       7,300   Amkor Technology, Inc.*                                                                            137,605
      12,400   Analog Devices, Inc.*                                                                              549,692
      21,000   Apple Computer, Inc.*                                                                              480,690
      39,700   Applied Materials, Inc.*                                                                           927,789
      10,500   ASML Holding NV ADR *                                                                              184,275
      10,500   Asyst Technologies, Inc.*                                                                          195,825
      11,100   Autodesk, Inc.                                                                                     213,675
      11,600   Avaya, Inc.*                                                                                       150,104
      30,500   BEA Systems, Inc.*                                                                                 423,950
      15,500   BMC Software, Inc.*                                                                                269,390
       4,100   CDW Corporation                                                                                    246,205
       8,900   Check Point Software Technologies, Ltd.*                                                           151,211
       4,800   CheckFree Corporation *                                                                            132,144
      17,100   ChipPAC, Inc.*                                                                                     142,614
     161,000   Cisco Systems, Inc.*                                                                             3,377,780
       3,600   Cognos, Inc.*                                                                                      124,092
      21,500   Computer Associates International, Inc.                                                            505,680
       4,900   Computer Sciences Corporation *                                                                    194,138
       6,800   Comverse Technology, Inc.*                                                                         122,672
      55,900   Dell, Inc.*                                                                                      2,019,108
       3,600   Electronic Arts, Inc.*                                                                             356,544
      55,400   EMC Corporation *                                                                                  766,736
       5,300   Fair Isaac Corporation                                                                             338,034
      18,300   First Data Corporation                                                                             653,310
      68,400   Hewlett-Packard Company                                                                          1,526,004
      10,900   Informatica Corporation *                                                                          118,810
       8,700   Integrated Device Technology, Inc.*                                                                136,590
     160,000   Intel Corporation                                                                                5,288,000
      24,100   International Business Machines Corporation                                                      2,156,468
       4,300   Intersil Corporation                                                                               110,897
      47,700   Interwoven, Inc.*                                                                                  180,783
       4,500   Itron, Inc.*                                                                                        92,205
      43,000   JDS Uniphase Corporation *                                                                         152,650
      11,100   KLA-Tencor Corporation *                                                                           636,363
       5,100   Lexmark International, Inc.*                                                                       375,411
       8,200   Linear Technology Corporation                                                                      349,402
      20,500   LSI Logic Corporation*                                                                             189,420
     182,700   Lucent Technologies, Inc.*                                                                         584,640
       6,500   Macrovision Corporation *                                                                          142,805
       3,800   Manhattan Associates, Inc.*                                                                        105,792
       8,600   Maxim Integrated Products, Inc.                                                                    427,506
       5,200   Microchip Technology, Inc.                                                                         170,092
      15,900   Micron Technology, Inc.*                                                                           228,006
     136,000   Microsoft Corporation                                                                            3,556,400
      55,400   Motorola, Inc.                                                                                     749,562
      15,100   Netegrity, Inc.*                                                                                   179,086
       9,700   Network Appliance, Inc.*                                                                           239,396
      21,800   Nokia Corporation ADR                                                                              370,382
      63,800   Nortel Networks Corporation *                                                                      283,910
       3,400   Novellus Systems, Inc.*                                                                            140,386
       3,200   NVE Corporation*                                                                                   123,840
      13,800   Opsware, Inc.*                                                                                     114,816
     137,100   Oracle Corporation *                                                                             1,639,716
      38,600   Parametric Technology Corporation *                                                                120,046
       6,400   Paychex, Inc.                                                                                      249,088
       9,200   PMC-Sierra, Inc.*                                                                                  167,164
       4,900   QLogic Corporation *                                                                               274,645
      19,500   QUALCOMM, Inc.                                                                                     926,250
       8,400   Red Hat, Inc.*                                                                                     126,336
       7,300   SAP AG                                                                                             266,742
      11,500   Siebel Systems, Inc.*                                                                              144,785
      22,800   STMicroelectronics NV                                                                              607,392
       3,500   Storage Technology Corporation *                                                                    84,350
       6,800   SunGard Data Systems, Inc.*                                                                        190,740
      35,400   Symbol Technologies, Inc.                                                                          442,146
       3,600   Synopsys, Inc.                                                                                     114,192
      10,200   Taiwan Semiconductor Manufacturing Company, Ltd. ADR*                                              112,812
       4,600   Teradyne, Inc.*                                                                                    104,788
      39,800   Texas Instruments, Inc.                                                                          1,151,016
      22,500   VeriSign, Inc.*                                                                                    357,075
       9,800   VERITAS Software Corporation *                                                                     354,270
      36,600   Wind River Systems, Inc.*                                                                          245,220
       8,000   Xilinx, Inc.*                                                                                      253,600
       8,100   Yahoo!, Inc.*                                                                                      353,970
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    40,907,048
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $47,880,775)                                                           45,163,047
=========================================================================================================================

      Shares   Short-Term Investments (5.0%)                            Interest Rate(b)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
   2,371,273   The AAL Money Market Fund                                        0.528%              N/A        $2,371,273
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,371,273
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $50,252,048)                                                           $47,534,320
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Aggressive Growth Fund
Schedule of Investments as of October 31, 2003 (a) (unaudited)

      Shares   Common Stock (98.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      11,800   AT&T Wireless Services, Inc.*                                                                      $85,550
       9,700   Nextel Communications, Inc.*                                                                       234,740
       6,600   Sprint Corporation (PCS Group) *                                                                    28,710
       2,550   Verizon Communications, Inc.                                                                        85,680
       5,150   Vodafone Group plc ADR                                                                             108,922
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      543,602
=========================================================================================================================

Consumer Discretionary (16.1%)
-------------------------------------------------------------------------------------------------------------------------
       2,700   Abercrombie & Fitch Company *                                                                       76,950
       3,700   Amazon.com, Inc.*                                                                                  201,354
         850   AutoZone, Inc.*                                                                                     81,685
       5,850   Bed Bath & Beyond, Inc.*                                                                           247,104
       5,100   Best Buy Company, Inc.*                                                                            297,381
         900   Centex Corporation                                                                                  87,750
       4,750   Clear Channel Communications, Inc.                                                                 193,895
      10,935   Comcast Corporation*                                                                               356,700
       4,895   Cox Communications, Inc.*                                                                          166,773
       6,800   eBay, Inc.                                                                                         380,392
       4,350   EchoStar Communications Corporation *                                                              166,692
       2,000   Fox Entertainment Group, Inc.*                                                                      55,400
       1,050   Gannett Company, Inc.                                                                               88,316
       5,300   Gap, Inc.                                                                                          101,124
       1,600   General Motors Corporation                                                                          68,272
       2,500   Harley-Davidson, Inc.                                                                              118,525
       1,800   Hollywood Entertainment Corporation *                                                               27,360
      15,920   Home Depot, Inc.                                                                                   590,154
       7,750   InterActiveCorp *                                                                                  284,502
       4,400   International Game Technology                                                                      144,100
         950   Johnson Controls, Inc.                                                                             102,154
       5,350   Kohl's Corporation *                                                                               299,974
         950   Lennar Corporation                                                                                  87,258
      10,386   Liberty Media Corporation *                                                                        104,795
       6,350   Lowe's Companies, Inc.                                                                             374,206
       1,000   Michaels Stores, Inc.                                                                               47,470
       1,750   NIKE, Inc.                                                                                         111,825
       2,750   Omnicom Group, Inc.                                                                                219,450
       7,250   Staples, Inc.*                                                                                     194,445
       4,200   Starbucks Corporation *                                                                            132,720
       6,900   Target Corporation                                                                                 274,206
      13,995   Time Warner, Inc.*                                                                                 213,984
       4,750   TJX Companies, Inc.                                                                                 99,702
       2,350   Tribune Company                                                                                    115,268
       4,600   Univision Communications, Inc.*                                                                    156,170
      10,290   Viacom, Inc.                                                                                       410,262
       9,400   Walt Disney Company                                                                                212,816
       1,850   Yum! Brands, Inc.*                                                                                  63,159
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,954,293
=========================================================================================================================

Consumer Staples (7.9%)
-------------------------------------------------------------------------------------------------------------------------
       3,250   Altria Group, Inc.                                                                                 151,125
       3,150   Anheuser-Busch Companies, Inc.                                                                     155,169
       5,900   Coca-Cola Company                                                                                  273,760
       3,850   Colgate-Palmolive Company                                                                          204,782
       2,150   Costco Wholesale Corporation *                                                                      76,046
       3,800   Gillette Company                                                                                   121,220
      11,150   PepsiCo, Inc.                                                                                      533,193
       5,500   Procter & Gamble Company                                                                           540,595
       3,000   SYSCO Corporation                                                                                  100,980
      16,250   Wal-Mart Stores, Inc.                                                                              957,938
       8,400   Walgreen Company                                                                                   292,488
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,407,296
=========================================================================================================================

Energy (2.9%)
-------------------------------------------------------------------------------------------------------------------------
       2,502   Apache Corporation                                                                                 174,439
       3,850   Baker Hughes, Inc.                                                                                 108,801
       2,900   BJ Services Company *                                                                               95,149
       1,250   Burlington Resources, Inc.                                                                          60,800
       6,900   Chesapeake Energy Corporation                                                                       82,317
       3,050   ENSCO International, Inc.                                                                           80,368
       2,000   EOG Resources, Inc.                                                                                 84,280
       3,050   Exxon Mobil Corporation                                                                            111,569
       4,300   Halliburton Company                                                                                102,684
       1,900   Nabors Industries, Ltd.*                                                                            71,820
       1,950   Schlumberger, Ltd.                                                                                  91,592
       4,955   Smith International, Inc.*                                                                         184,475
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,248,294
=========================================================================================================================

Financials (12.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,900   ACE, Ltd.                                                                                          104,400
       1,320   AFLAC, Inc.                                                                                         48,154
         800   Allstate Corporation                                                                                31,600
       5,700   American Express Company                                                                           267,501
       9,200   American International Group, Inc.                                                                 559,636
       2,150   Bank of America Corporation                                                                        162,820
       3,000   Bank of New York Company, Inc.                                                                      93,570
         900   Bear Stearns Companies, Inc.                                                                        68,625
       2,300   Capital One Financial Corporation                                                                  139,840
       8,050   Charles Schwab Corporation                                                                         109,158
      18,840   Citigroup, Inc.                                                                                    893,016
       4,715   Federal National Mortgage Corporation                                                              338,018
         550   FleetBoston Financial Corporation                                                                   22,214
       2,350   Friedman, Billings, Ramsey Group, Inc.                                                              46,812
       3,520   Goldman Sachs Group, Inc.                                                                          330,528
       3,350   J.P. Morgan Chase & Company                                                                        120,265
       2,600   Lehman Brothers Holdings, Inc.                                                                     187,200
       2,600   Marsh & McLennan Companies, Inc.                                                                   111,150
      11,550   MBNA Corporation                                                                                   285,862
       1,850   Mellon Financial Corporation                                                                        55,260
       4,200   Merrill Lynch & Company, Inc.                                                                      248,640
       4,600   Morgan Stanley and Company                                                                         252,402
       6,500   SLM Corporation                                                                                    254,540
       3,200   State Street Corporation                                                                           167,552
       2,650   Wachovia Corporation                                                                               121,556
       3,350   Wells Fargo & Company                                                                              188,672
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,208,991
=========================================================================================================================

Health Care (17.8%)
-------------------------------------------------------------------------------------------------------------------------
       6,550   Abbott Laboratories                                                                                279,161
       1,900   AdvancePCS, Inc.*                                                                                   97,793
       1,650   Aetna, Inc.                                                                                         94,726
       1,450   Allergan, Inc.(b)                                                                                  109,649
      13,550   Amgen, Inc.*                                                                                       836,848
       1,100   Anthem, Inc.*                                                                                       75,273
         650   Barr Laboratories, Inc.                                                                             49,900
       1,650   Becton, Dickinson and Company                                                                       60,324
       1,450   Biomet, Inc.                                                                                        51,997
       5,200   Boston Scientific Corporation *                                                                    352,144
       2,595   Cardinal Health, Inc.                                                                              153,987
       1,500   Cephalon, Inc.*                                                                                     70,440
       1,300   Chiron Corporation *                                                                                71,019
       4,850   Eli Lilly and Company                                                                              323,107
       4,890   Forest Laboratories, Inc.                                                                          244,549
       3,350   Genentech, Inc.*                                                                                   274,600
       2,350   Genzyme Corporation*                                                                               107,865
       3,200   Gilead Sciences, Inc.*                                                                             174,656
      13,100   Johnson & Johnson                                                                                  659,323
       1,600   MedImmune, Inc.*                                                                                    42,656
      11,930   Medtronic, Inc.                                                                                    543,650
       5,350   Merck & Company, Inc.                                                                              236,738
       2,250   Mylan Laboratories, Inc.                                                                            54,338
      40,735   Pfizer, Inc.                                                                                     1,287,226
       1,600   St. Jude Medical, Inc.*                                                                             93,056
       1,450   Stryker Corporation                                                                                117,610
       3,450   Teva Pharmaceutical Industries, Ltd.                                                               196,270
       7,350   UnitedHealth Group, Inc.                                                                           373,968
       1,800   WellPoint Health Networks, Inc.*                                                                   160,020
       7,910   Wyeth Corporation                                                                                  349,147
       2,500   Zimmer Holdings, Inc.*                                                                             159,525
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                7,701,565
=========================================================================================================================

Industrials (7.6%)
-------------------------------------------------------------------------------------------------------------------------
       5,350   3M Company                                                                                         421,954
       3,450   Allied Waste Industries, Inc.*                                                                      38,916
       1,750   Apollo Group, Inc.*                                                                                111,178
       1,850   Boeing Company                                                                                      71,206
       1,450   Career Education Corporation                                                                        77,648
       1,450   Caterpillar, Inc.                                                                                  106,256
       6,500   Cendant Corporation *                                                                              132,795
       2,650   Continental Airlines, Inc.*                                                                         50,615
         750   Corinthian Colleges, Inc.*                                                                          46,440
       1,300   Deere & Company                                                                                     78,806
       1,100   Dover Corporation                                                                                   42,922
       1,100   Emerson Electric Company                                                                            62,425
       1,650   FedEx Corporation                                                                                  125,004
      35,850   General Electric Company                                                                         1,040,008
         950   Illinois Tool Works, Inc.                                                                           69,872
         950   Ingersoll-Rand Company                                                                              57,380
       2,500   Lockheed Martin Corporation                                                                        115,900
       1,400   Monster Worldwide, Inc.*                                                                            35,658
         250   Northrop Grumman Corporation                                                                        22,350
       3,850   Northwest Airlines Corporation *                                                                    52,706
       1,050   Overnite Corporation (c) *                                                                          23,268
       6,050   Tyco International, Ltd.                                                                           126,324
       2,900   United Parcel Service, Inc.                                                                        210,308
       1,950   United Technologies Corporation                                                                    165,146
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,285,085
=========================================================================================================================

Information Technology (32.0%)
-------------------------------------------------------------------------------------------------------------------------
       3,050   Accenture, Ltd.*                                                                                    71,370
      14,900   ADC Telecommunications, Inc.*                                                                       37,995
       2,250   Adobe Systems, Inc.(d)                                                                              98,640
       2,750   Advanced Micro Devices, Inc.*                                                                       41,800
       3,750   Alcatel SA ADR                                                                                      49,425
       3,400   Amdocs, Ltd.*                                                                                       72,964
       5,860   Analog Devices, Inc.*                                                                              259,774
       2,050   Apple Computer, Inc.*                                                                               46,924
      19,950   Applied Materials, Inc.*                                                                           466,232
       4,450   ASML Holding NV ADR *                                                                               78,098
       6,050   BEA Systems, Inc.*                                                                                  84,095
       4,700   BMC Software, Inc.*                                                                                 81,686
       2,450   Broadcom Corporation *                                                                              78,278
       9,300   Brocade Communications Systems, Inc.*                                                               60,915
       3,500   Check Point Software Technologies, Ltd.*                                                            59,465
      59,650   Cisco Systems, Inc.*                                                                             1,251,457
       1,250   Cognos, Inc.*                                                                                       43,088
       1,450   Computer Associates International, Inc.                                                             34,104
       1,650   Computer Sciences Corporation *                                                                     65,373
       3,750   Cypress Semiconductor Corporation *                                                                 80,475
      23,800   Dell, Inc.*                                                                                        859,656
       1,960   Electronic Arts, Inc.*                                                                             194,118
       2,050   Electronics for Imaging, Inc.*                                                                      55,555
      28,850   EMC Corporation *                                                                                  399,284
       1,950   Emulex Corporation *                                                                                55,224
      10,800   First Data Corporation                                                                             385,560
       2,450   Fiserv, Inc.*                                                                                       86,534
       5,450   Flextronics International, Ltd.*                                                                    76,300
       6,900   Hewlett-Packard Company                                                                            153,939
      41,900   Intel Corporation                                                                                1,384,795
       5,050   International Business Machines Corporation                                                        451,874
       1,500   Internet Security Systems, Inc.*                                                                    24,615
       1,300   Intuit, Inc.*                                                                                       64,974
       3,650   Jabil Circuit, Inc.*                                                                               101,652
       4,700   JDS Uniphase Corporation *                                                                          16,685
       1,500   KLA-Tencor Corporation *                                                                            85,995
       1,450   Lexmark International, Inc.*                                                                       106,734
       5,750   Linear Technology Corporation                                                                      245,008
      40,450   Lucent Technologies, Inc.*                                                                         129,440
       1,300   Marvell Technology Group, Ltd.*                                                                     57,031
       5,200   Maxim Integrated Products, Inc.                                                                    258,492
       2,750   Microchip Technology, Inc.                                                                          89,952
      58,350   Microsoft Corporation                                                                            1,525,850
       5,250   Motorola, Inc.                                                                                      71,032
      14,150   Nasdaq (100) Index Tracking Stock *                                                                498,363
       2,950   Network Appliance, Inc.*                                                                            72,806
       2,600   Network Associates, Inc.*                                                                           36,218
      17,565   Nokia Corporation ADR                                                                              298,429
      23,000   Nortel Networks Corporation *                                                                      102,350
       3,100   Novellus Systems, Inc.*                                                                            127,999
      29,000   Oracle Corporation *                                                                               346,840
       4,750   Paychex, Inc.                                                                                      184,870
       5,750   PeopleSoft, Inc.*                                                                                  119,370
       5,900   QUALCOMM, Inc.                                                                                     280,250
       3,600   SAP AG                                                                                             131,544
       1,550   Semtech Corporation*                                                                                34,410
       9,150   Siebel Systems, Inc.*                                                                              115,198
       4,100   Skyworks Solutions, Inc.*                                                                           35,178
       1,050   Storage Technology Corporation *                                                                    25,305
       2,150   Symantec Corporation *                                                                             143,298
      10,874   Taiwan Semiconductor Manufacturing Company, Ltd. ADR *                                             120,266
       1,350   Tech Data Corporation *                                                                             44,442
      12,250   Texas Instruments, Inc.                                                                            354,270
       3,600   Unisys Corporation *                                                                                55,296
       6,600   United Microelectronics Corporation ADR *                                                           34,650
       3,800   VeriSign, Inc.*                                                                                     60,306
       8,950   VERITAS Software Corporation *                                                                     323,542
       5,000   Xilinx, Inc.*                                                                                      158,500
       4,250   Yahoo!, Inc.*                                                                                      185,725
=========================================================================================================================
               Total Information Technology                                                                    13,831,882
=========================================================================================================================

Materials (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,550   Alcoa, Inc.                                                                                         48,934
       1,950   Peabody Energy Corporation                                                                          64,994
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    113,928
=========================================================================================================================

Miscellaneous (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,200   S&P 400 MidCap Depository Receipts                                                                 120,696
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                                120,696
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
              Total Common Stock (cost $35,907,599)                                                            42,415,632
=========================================================================================================================

      Shares  Short-Term Investments (1.8%)                            Interest Rate(e)     Maturity Date           Value
-------------------------------------------------------------------------------------------------------------------------
     784,049  The AAL Money Market Fund                                        0.528%         11/1/2003          $784,049
-------------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (at amortized cost)                                                    784,049
-------------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $36,691,648)                                                            $43,199,681
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) At October 31, 2003, Allergan, Inc. common stock
    valued at $30,248 was earmarked as collateral to
    cover call options written as follows:

                                                                           Number of     Exercise      Expiration
Call Options                                                               Contracts      Price           Date      Value
-------------------------------------------------------------------------------------------------------------------------
Allergan, Inc.
                                                                               4          $185         11/22/2003    $740

(c) Denotes investments purchased on a when-issued basis.

(d) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

(e) The interest rate shown reflects the current yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Small Cap Stock Fund
Schedule of Investments as of October 31, 2003 (a) (unaudited)

      Shares   Common Stock (94.6%)                                                                                 Value

Communications Services (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      65,000   Commonwealth Telephone Enterprises, Inc.*                                                      $2,649,400
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   2,649,400
=========================================================================================================================

Consumer Discretionary (16.7%)
-------------------------------------------------------------------------------------------------------------------------
      63,700   Aeropostale, Inc.*                                                                               1,965,145
      56,200   AnnTaylor Stores Corporation *                                                                   2,011,960
      45,700   Applebee's International, Inc.                                                                   1,714,207
      67,900   Boyd Gaming Corporation                                                                          1,036,154
      77,100   Cost Plus, Inc.*                                                                                 3,536,577
      40,100   Entercom Communications Corporation *                                                            1,836,981
      52,900   Ethan Allen Interiors, Inc.                                                                      1,946,720
      71,150   Fossil, Inc.*                                                                                    1,921,050
      15,100   Harman International Industries, Inc.                                                            1,935,820
     102,500   Hasbro, Inc.                                                                                     2,234,500
      90,300   Hearst-Argyle Television, Inc.*                                                                  2,186,163
      57,700   Hot Topic, Inc.                                                                                  1,656,567
     164,300   Interface, Inc.*                                                                                   911,865
      50,400   International Speedway Corporation                                                               2,144,016
      41,500   Leapfrog Enterprises, Inc.*                                                                      1,434,655
      41,300   Lee Enterprises, Inc.                                                                            1,741,208
      93,600   Linens 'n Things, Inc.*                                                                          2,763,072
      16,211   M.D.C. Holdings, Inc.                                                                            1,091,325
      29,800   MarineMax, Inc.*                                                                                   569,776
      45,300   Men's Wearhouse, Inc.*                                                                           1,334,538
       1,900   NVR, Inc.*                                                                                         929,860
     119,800   Quiksilver, Inc.                                                                                 2,056,966
     185,300   Radio One, Inc.*                                                                                 2,970,359
      71,150   RARE Hospitality International, Inc.                                                             1,764,520
      51,200   Red Robin Gourmet Burgers, Inc.*                                                                 1,511,475
      66,300   Regis Corporation                                                                                2,520,726
      40,700   Ruby Tuesday, Inc.                                                                               1,113,145
      12,100   Ryland Group, Inc.                                                                               1,075,690
      68,750   SCP Pool Corporation                                                                             2,406,250
      32,300   Select Comfort Corporation *                                                                     1,010,990
      29,600   Shuffle Master, Inc.*                                                                              901,024
      29,500   Thor Industries, Inc.                                                                            1,891,540
      26,200   Toro Company                                                                                     1,302,140
     125,500   Toys 'R' Us, Inc.*                                                                               1,631,500
      76,500   West Marine, Inc.*                                                                               1,695,240
      21,900   Winnebago Industries, Inc.                                                                       1,276,770
      66,600   Wolverine World Wide, Inc.                                                                       1,345,320
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    63,375,814
=========================================================================================================================

Consumer Staples (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     177,200   Casey's General Stores, Inc.                                                                     2,746,600
      39,500   Hain Celestial Group, Inc.*                                                                        833,450
      85,500   NBTY, Inc.*                                                                                      2,329,875
      26,000   Performance Food Group Company *                                                                   968,500
      34,100   WD-40 Company                                                                                    1,106,545
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           7,984,970
=========================================================================================================================

Energy (4.5%)
-------------------------------------------------------------------------------------------------------------------------
      52,900   Cabot Oil & Gas Corporation                                                                      1,351,595
      84,700   Chesapeake Energy Corporation                                                                    1,010,471
     111,400   Energy Partners, Ltd.*                                                                           1,337,914
      76,100   Evergreen Resources, Inc.                                                                        2,086,662
     102,400   Key Energy Services, Inc.*                                                                         893,952
     166,800   Maverick Tube Corporation *                                                                      2,817,252
      55,700   Newfield Exploration Company *                                                                   2,212,961
      52,600   Premcor, Inc.*                                                                                   1,241,360
      78,700   St. Mary Land & Exploration Company                                                              2,054,070
     164,000   Superior Energy Services, Inc.*                                                                  1,466,160
      33,150   TETRA Technologies, Inc.                                                                           749,522
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    17,221,919
=========================================================================================================================

Financials (17.8%)
-------------------------------------------------------------------------------------------------------------------------
      95,100   Affiliated Managers Group, Inc.*                                                                 6,894,751
      18,700   Alexandria Real Estate Equities, Inc.                                                              953,700
      36,600   AMB Property Corporation                                                                         1,097,634
     102,800   Argonaut Group, Inc.                                                                             1,649,940
      60,163   BOK Financial Corporation *                                                                      2,274,161
      44,400   Corus Bankshares, Inc.                                                                           2,610,720
      63,300   Cullen/Frost Bankers, Inc.                                                                       2,453,508
      30,100   Developers Diversified Realty Corporation                                                          869,890
      31,500   Eastgroup Properties, Inc.                                                                         918,225
      51,550   First BanCorp                                                                                    1,716,615
      79,600   First Midwest Bancorp, Inc.                                                                      2,459,640
      80,100   HCC Insurance Holdings, Inc.                                                                     2,334,114
      97,600   HRPT Properties Trust                                                                              913,536
      75,200   Investors Financial Services Corporation                                                         2,656,816
      59,900   MAF Bancorp, Inc.                                                                                2,511,008
     101,800   Max Re Capital, Ltd.                                                                             1,879,228
      45,500   Mercantile Bank Corporation                                                                      1,528,345
      23,600   Mills Corporation                                                                                  962,880
      78,300   Platinum Underwriters Holdings, Ltd.                                                             2,250,342
      30,200   PrivateBancorp, Inc.                                                                             1,223,100
     100,500   Providian Financial Corporation *                                                                1,116,555
     115,300   Raymond James Financial, Inc.                                                                    4,703,087
      70,500   RLI Corporation                                                                                  2,368,800
      17,300   Russell 2000 Index Fund I Shares                                                                 1,825,669
      34,500   S&P SmallCap 600 Index Fund I Shares                                                             4,395,300
      24,100   SL Green Realty Corporation                                                                        871,215
      48,600   Southwest Bancorporation of Texas, Inc.                                                          1,745,226
      65,900   Stewart Information Services Corporation *                                                       2,052,785
      54,700   UCBH Holdings, Inc.                                                                              1,953,337
      65,500   United Bankshares, Inc.                                                                          1,981,375
      66,748   Washington Federal, Inc.                                                                         1,758,142
      81,300   Winston Hotels, Inc.                                                                               817,065
      48,900   Wintrust Financial Corporation                                                                   2,119,326
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                67,866,035
=========================================================================================================================

Health Care (11.9%)
-------------------------------------------------------------------------------------------------------------------------
      87,600   Advanced Medical Optics, Inc.*                                                                   1,766,892
      36,000   ArthroCare Corporation *                                                                           804,600
      58,600   Community Health Systems, Inc.*                                                                  1,407,572
      40,300   Cooper Companies, Inc.                                                                           1,751,035
      23,400   Coventry Health Care, Inc.*                                                                      1,281,150
      90,400   Cytyc Corporation*                                                                               1,168,872
      33,300   Dade Behring Holdings, Inc.*                                                                     1,017,981
     113,500   Dendrite International, Inc.*                                                                    1,713,850
     262,300   Encore Medical Corporation*                                                                      1,794,132
      44,000   IDEXX Laboratories, Inc.*                                                                        2,081,200
      30,700   KOS Pharmaceuticals, Inc.*                                                                       1,219,097
      92,300   LifePoint Hospitals, Inc.*                                                                       2,373,033
      26,700   Martek Biosciences Corporation *                                                                 1,292,547
     133,000   Medarex Incorporation *                                                                            950,950
      25,800   Medicis Pharmaceutical Corporation                                                               1,634,430
      24,900   Millipore Corporation *                                                                          1,091,865
      19,700   Omnicare, Inc.                                                                                     755,298
     119,100   Perrigo Company                                                                                  1,601,895
      33,900   Pharmaceutical Product Development, Inc.*                                                        1,019,373
     100,500   Protein Design Labs, Inc.*                                                                       1,354,740
      39,200   Renal Care Group, Inc.*                                                                          1,470,392
      42,500   ResMed, Inc.*                                                                                    1,775,225
      37,700   Respironics, Inc.*                                                                               1,571,713
     250,300   Savient Pharmaceuticals, Inc.*                                                                   1,514,315
      75,000   Sybron Dental Specialties, Inc.*                                                                 1,725,000
      57,600   TECHNE Corporation*                                                                              2,006,208
     115,100   United Surgical Partners International, Inc.*                                                    3,471,416
      73,300   Ventana Medical Systems, Inc.*                                                                   3,066,872
      14,200   Wilson Greatbatch
               Technologies, Inc.*                                                                                535,340
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               45,216,993
=========================================================================================================================

Industrials (15.7%)
-------------------------------------------------------------------------------------------------------------------------
      82,900   A.O. Smith Corporation                                                                           2,623,785
     104,100   Allied Waste Industries, Inc.*                                                                   1,174,248
      22,900   Briggs & Stratton Corporation                                                                    1,488,729
     116,500   Consolidated Graphics, Inc.*                                                                     3,221,225
      17,200   Corinthian Colleges, Inc.*                                                                       1,065,024
      77,200   Dionex Corporation*                                                                              3,284,088
     123,400   Dycom Industries, Inc.*                                                                          2,666,674
      43,900   EDO Corporation                                                                                    978,970
     126,900   Exult, Inc.*                                                                                     1,006,317
      25,200   Fastenal Company                                                                                 1,120,644
      40,300   G & K Services, Inc.                                                                             1,329,900
      23,300   Genlyte Group, Inc.*                                                                             1,098,828
      37,025   Graco, Inc.                                                                                      1,410,652
      63,700   Granite Construction, Inc.                                                                       1,273,363
     103,345   Heartland Express, Inc.                                                                          2,567,090
      63,000   IDEX Corporation                                                                                 2,342,340
      28,500   ITT Educational Services, Inc.*                                                                  1,419,300
      42,000   Jacobs Engineering Group, Inc.*                                                                  1,945,440
     104,300   KForce, Inc.*                                                                                      910,539
      17,700   Landstar System, Inc.*                                                                           1,292,808
     106,800   Manitowoc Company, Inc.                                                                          2,317,560
      83,200   Mercury Computer Systems, Inc.*                                                                  1,789,632
     123,700   Mesa Air Group, Inc.*                                                                            1,332,249
     103,800   MSC Industrial Direct Company, Inc.                                                              2,454,870
      59,300   Mueller Industries, Inc.*                                                                        1,871,508
      51,000   Pacer International, Inc.*                                                                       1,051,620
      50,100   Robbins & Myers, Inc.                                                                            1,057,110
      31,200   Roper Industries, Inc.                                                                           1,541,904
     158,500   SkyWest, Inc.                                                                                    2,930,665
      44,300   Swift Transportation Company, Inc.*                                                                993,649
      84,700   Tetra Tech, Inc.*                                                                                1,904,056
      43,300   Triumph Group, Inc.*                                                                             1,413,745
      58,800   United Defense Industries, Inc.*                                                                 1,905,120
      50,800   Waste Connections, Inc.*                                                                         1,761,744
      45,900   Watson Wyatt & Company Holdings *                                                                1,103,895
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               59,649,291
=========================================================================================================================

Information Technology (20.1%)
-------------------------------------------------------------------------------------------------------------------------
      77,100   Actel Corporation *                                                                              2,080,158
      96,900   Advanced Digital Information Corporation *                                                       1,574,625
      73,900   Advanced Fibre Communications, Inc.*                                                             1,778,773
     156,700   Akamai Technologies, Inc.*                                                                       1,237,930
     107,100   Artesyn Technologies, Inc.*                                                                        881,433
      43,600   Autodesk, Inc.                                                                                     839,300
      71,100   Axcelis Technologies, Inc.*                                                                        752,238
      31,800   BARRA, Inc.*                                                                                     1,208,400
     211,100   Bell Microproducts, Inc.*                                                                        1,781,684
      31,100   Benchmark Electronics, Inc.*                                                                     1,515,192
     103,200   BISYS Group, Inc.*                                                                               1,475,760
      30,100   CACI International, Inc.*                                                                        1,490,853
     225,700   CIBER, Inc.*                                                                                     2,080,954
      33,300   Cymer, Inc.*                                                                                     1,520,478
      94,900   Cypress Semiconductor Corporation *                                                              2,036,554
      26,300   Fair Isaac Corporation                                                                           1,677,414
      63,100   Global Payments, Inc.                                                                            2,628,115
      51,600   Hutchinson Technology, Inc.*                                                                     1,729,116
      32,700   Hyperion Solutions Corporation *                                                                 1,095,123
     253,500   Ingram Micro, Inc.*                                                                              3,751,800
      68,800   Inter-Tel, Inc.                                                                                  1,733,072
      34,000   International Rectifier Corporation *                                                            1,622,820
      33,400   Itron, Inc.*                                                                                       684,366
      29,700   Kronos, Inc.*                                                                                    1,782,000
      31,400   Manhattan Associates, Inc.*                                                                        874,176
     175,300   MatrixOne, Inc.*                                                                                   971,162
      81,600   Metrologic Instruments, Inc.                                                                     1,911,888
     133,200   MPS Group, Inc.*                                                                                 1,272,060
     108,800   MSC.Software Corporation *                                                                       1,120,640
     133,700   Opsware, Inc.*                                                                                   1,112,384
     620,300   Parametric Technology Corporation *                                                              1,929,133
      95,000   Photronics, Inc.*                                                                                2,046,300
      81,000   Planar Systems, Inc.*                                                                            1,874,340
      53,000   Plantronics, Inc.*                                                                               1,473,930
      63,200   Plexus Corporation *                                                                             1,092,728
      29,800   Power Integrations, Inc.*                                                                        1,037,636
      82,200   RadiSys Corporation*                                                                             1,607,010
     170,100   Skyworks Solutions, Inc.*                                                                        1,459,458
     158,800   Stratex Networks, Inc.*                                                                            508,160
      87,600   Tech Data Corporation *                                                                          2,883,792
      33,700   Technitrol, Inc.                                                                                   734,660
     117,500   Tollgrade Communications, Inc.*                                                                  1,841,225
      64,500   Trimble Navigation, Ltd.*                                                                        1,783,425
      39,500   Varian Semiconductor Equipment Associates, Inc.*                                                 1,909,825
      47,900   Varian, Inc.*                                                                                    1,715,299
     130,700   Vishay Intertechnology, Inc.*                                                                    2,450,625
     137,700   Westell Technologies, Inc.*                                                                      1,147,041
     171,600   Wind River Systems, Inc.*                                                                        1,149,720
      31,150   Zebra Technologies Corporation                                                                   1,773,992
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    76,638,767
=========================================================================================================================

Materials (3.3%)
-------------------------------------------------------------------------------------------------------------------------
      50,900   Florida Rock Industries, Inc.                                                                    2,914,025
     116,900   MacDermid, Inc.                                                                                  3,492,972
      43,400   Peabody Energy Corporation                                                                       1,446,522
      35,100   Schweitzer-Mauduit International, Inc.                                                             933,660
     131,500   Steel Dynamics, Inc.*                                                                            2,449,845
      89,400   Wausau-Mosinee Paper Corporation                                                                 1,104,984
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 12,342,008
=========================================================================================================================

Utilities (1.8%)
-------------------------------------------------------------------------------------------------------------------------
      65,500   Energen Corporation                                                                              2,414,985
      53,537   Philadelphia Suburban Corporation                                                                1,264,544
      35,000   Piedmont Natural Gas Company, Inc.                                                               1,390,550
      99,900   UniSource Energy Corporation                                                                     1,928,070
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  6,998,149
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $294,427,720)                                                         359,943,346
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (5.4%)                            Interest Rate(b)   Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
  $1,800,000   Barton Capital Corporation                                       1.050%       11/10/2003        $1,799,528
   1,000,000   Montauk Funding Corporation                                      1.050        11/26/2003           999,271
  12,652,985   The AAL Money Market Fund                                        0.528               N/A        12,652,985
   5,150,000   UBS Finance Corporation                                          1.040         11/3/2003         5,149,702
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                20,601,486
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $315,029,206)                                                         $380,544,832
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the yield, or for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The AAL Small Cap Index Fund II
Schedule of Investments as of October 31, 2003(a) (unaudited)

      Shares   Common Stock (95.7%)                                                                                 Value

Communications Services (0.4%)
-------------------------------------------------------------------------------------------------------------------------
       1,300   Boston Communications Group, Inc.*                                                                 $12,246
       1,700   Commonwealth Telephone Enterprises, Inc.*                                                           69,292
       4,000   General Communication, Inc.*                                                                        39,440
       1,750   Metro One Telecommunications, Inc.*                                                                  4,620
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      125,598
=========================================================================================================================

Consumer Discretionary (19.9%)
-------------------------------------------------------------------------------------------------------------------------
         900   4Kids Entertainment, Inc.*                                                                          22,005
       1,000   A.T. Cross Company *                                                                                 6,150
       2,350   Aaron Rents, Inc.                                                                                   51,465
       1,300   Action Performance Companies, Inc.                                                                  26,624
       1,300   Advanced Marketing Services, Inc.                                                                   14,885
       1,500   ADVO, Inc.                                                                                          67,245
       3,250   AnnTaylor Stores Corporation *                                                                     116,350
       1,700   Applica, Inc.                                                                                       12,546
       1,600   Arctic Cat, Inc.                                                                                    36,032
       2,100   Argosy Gaming Company *                                                                             49,980
         900   Ashworth, Inc.*                                                                                      7,569
       2,500   Aztar Corporation *                                                                                 52,200
       2,400   Bally Total Fitness Holding Corporation *                                                           15,984
         800   Bassett Furniture Industries, Inc.                                                                  12,568
       1,300   Brown Shoe Company, Inc.                                                                            44,980
         900   Building Materials Holding Corporation                                                              12,726
       3,200   Burlington Coat Factory Warehouse Corporation                                                       68,640
       1,500   Cato Corporation                                                                                    31,650
       1,900   CEC Entertainment, Inc.*                                                                            92,910
       4,100   Champion Enterprises, Inc.*                                                                         29,110
       1,900   Children's Place Retail Stores, Inc.*                                                               57,190
       2,700   Christopher & Banks Corporation                                                                     78,840
       1,100   Coachmen Industries, Inc.                                                                           17,149
       2,000   Concord Camera Corporation *                                                                        25,680
       1,600   Cost Plus, Inc.*                                                                                    73,392
         900   Department 56, Inc.*                                                                                12,645
       2,100   Dress Barn, Inc.*                                                                                   29,400
       1,800   Electronics Boutique Holdings Corporation *                                                         51,210
       1,000   Enesco Group, Inc.*                                                                                  9,810
       2,700   Ethan Allen Interiors, Inc.                                                                         99,360
       2,070   Fedders Corporation                                                                                 12,110
       2,500   Fleetwood Enterprises, Inc.*                                                                        25,200
       1,400   Footstar, Inc.*                                                                                      8,750
       3,400   Fossil, Inc.*                                                                                       91,800
       2,800   Fred's, Inc.                                                                                       105,504
       1,500   Genesco, Inc.*                                                                                      25,275
       2,300   Goody's Family Clothing, Inc.                                                                       24,242
       1,600   Group 1 Automotive, Inc.*                                                                           56,688
       1,900   Guitar Center, Inc.*                                                                                61,845
       2,100   Gymboree Corporation *                                                                              34,650
         400   Haggar Corporation                                                                                   6,360
       1,300   Hancock Fabrics, Inc.                                                                               19,383
       2,400   Harman International Industries, Inc.                                                              307,680
       1,600   Haverty Furniture Companies, Inc.                                                                   33,200
       3,375   Hot Topic, Inc.                                                                                     96,896
       1,100   Huffy Corporation *                                                                                  6,545
       1,600   IHOP Corporation                                                                                    59,360
       1,500   Information Holdings, Inc.*                                                                         33,630
       3,350   Insight Enterprises, Inc.*                                                                          56,347
       3,700   Interface, Inc.*                                                                                    20,535
       1,800   Intermet Corporation                                                                                 7,920
       1,400   J. Jill Group, Inc.*                                                                                17,038
       2,600   Jack in the Box, Inc.*                                                                              47,294
       1,700   JAKKS Pacific, Inc.*                                                                                22,100
       1,500   Jo-Ann Stores, Inc.*                                                                                45,015
       1,300   K-Swiss, Inc.                                                                                       57,122
       1,900   K2, Inc.*                                                                                           31,521
       1,900   Kellwood Company                                                                                    71,003
       2,000   Landry's Restaurants, Inc.                                                                          50,060
       3,900   Lay-Z-Boy, Inc.                                                                                     78,780
       1,000   Libbey, Inc.                                                                                        26,590
       3,200   Linens 'n Things, Inc.*                                                                             94,464
       1,500   Lone Star Steakhouse & Saloon, Inc.                                                                 32,805
       2,087   M.D.C. Holdings, Inc.                                                                              140,497
       2,100   Marcus Corporation                                                                                  31,395
       1,400   Meade Instruments Corporation *                                                                      5,250
       2,800   Men's Wearhouse, Inc.*                                                                              82,488
       1,000   Midas, Inc.*                                                                                        13,420
       2,100   Monaco Coach Corporation *                                                                          50,589
       2,300   Movie Gallery, Inc.*                                                                                47,564
         500   National Presto Industries, Inc.                                                                    17,350
       2,300   Nautilus Group, Inc.                                                                                35,903
         520   NVR, Inc.*                                                                                         254,488
       1,500   O'Charley's, Inc.*                                                                                  25,275
         900   OshKosh B'Gosh, Inc.                                                                                19,404
         600   Oxford Industries, Inc.                                                                             41,100
       1,900   P.F. Chang's China Bistro, Inc.*                                                                    92,606
       5,550   Pacific Sunwear of California, Inc.                                                                128,150
       2,200   Panera Bread Company*                                                                               88,506
       1,300   Papa John's International, Inc.*                                                                    34,203
       3,900   Pep Boys, Inc.                                                                                      74,997
       2,100   Phillips-Van Heusen Corporation                                                                     35,994
       1,800   Pinnacle Entertainment, Inc.*                                                                       15,750
       1,600   Polaris Industries, Inc.                                                                           136,960
       3,200   Prime Hospitality Corporation *                                                                     29,120
       3,900   Quiksilver, Inc.                                                                                    66,963
       2,400   RARE Hospitality International, Inc.                                                                59,520
       3,100   Regis Corporation                                                                                  117,862
       1,500   Russ Berrie and Company, Inc.                                                                       53,775
       2,300   Russell Corporation                                                                                 42,044
       3,000   Ryan's Family Steak Houses, Inc.*                                                                   41,820
       1,800   Ryland Group, Inc.                                                                                 160,020
         800   Salton, Inc.*                                                                                        8,544
       2,550   SCP Pool Corporation                                                                                89,250
       2,100   ShopKo Stores, Inc.*                                                                                32,508
       1,200   Shuffle Master, Inc.*                                                                               36,528
         600   Skyline Corporation                                                                                 20,670
       2,800   Sonic Corporation *                                                                                 77,868
       1,400   Standard Motor Products, Inc.                                                                       15,610
       2,400   Standard Pacific Corporation                                                                       114,840
       1,900   Steak n Shake Company *                                                                             32,870
       3,000   Stein Mart, Inc.*                                                                                   21,570
       2,800   Stride Rite Corporation                                                                             33,740
       1,900   Sturm, Ruger & Company, Inc.                                                                        21,565
       1,600   TBC Corporation *                                                                                   43,504
       1,000   Thomas Nelson, Inc.                                                                                 15,850
       2,100   Thor Industries, Inc.                                                                              134,652
       2,400   Too, Inc.*                                                                                          39,600
       1,800   Toro Company                                                                                        89,460
       4,000   Tower Automotive, Inc.*                                                                             15,920
       2,700   Tractor Supply Company                                                                             113,157
       4,200   Triarc Companies, Inc.                                                                              44,772
       1,000   Ultimate Electronics, Inc.*                                                                          8,990
       2,800   Urban Outfitters, Inc.                                                                              93,408
       2,125   Wet Seal, Inc.*                                                                                     23,354
       1,300   Winnebago Industries, Inc.                                                                          75,790
       2,200   WMS Industries, Inc.*                                                                               50,886
       2,900   Wolverine World Wide, Inc.                                                                          58,580
       2,000   Zale Corporation *                                                                                 103,520
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,254,026
=========================================================================================================================

Consumer Staples (3.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,300   American Italian Pasta Company *                                                                    49,712
       3,600   Casey's General Stores, Inc.                                                                        55,800
       2,600   Corn Products International, Inc.                                                                   88,114
       2,700   Delta and Pine Land Company                                                                         61,722
       3,200   DIMON, Inc.                                                                                         23,040
       1,700   Duane Reade, Inc.*                                                                                  23,375
       3,250   Flowers Foods, Inc.                                                                                 77,122
       2,700   Great Atlantic & Pacific Tea Company, Inc.*                                                         16,875
       2,400   Hain Celestial Group, Inc.*                                                                         50,640
       1,400   International Multifoods Corporation *                                                              31,234
         600   J & J Snack Foods Corporation *                                                                     21,414
       2,100   Lance, Inc.                                                                                         27,195
         800   Nash Finch Company                                                                                  12,600
       1,000   Nature's Sunshine Products, Inc.                                                                     8,010
       4,800   NBTY, Inc.*                                                                                        130,800
       3,300   Performance Food Group Company *                                                                   122,925
       2,100   Ralcorp Holdings, Inc.*                                                                             57,750
       1,400   United Natural Foods, Inc.*                                                                         54,152
       1,200   WD-40 Company                                                                                       38,940
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             951,420
=========================================================================================================================

Energy (4.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,000   Atwood Oceanics, Inc.*                                                                              25,890
       2,300   Cabot Oil & Gas Corporation                                                                         58,765
       2,700   Cal Dive International, Inc.*                                                                       55,971
       1,100   Carbo Ceramics, Inc.                                                                                46,200
       3,000   Cimarex Energy Company *                                                                            61,350
       1,200   Dril-Quip, Inc.*                                                                                    18,000
       3,000   Evergreen Resources, Inc.                                                                           82,260
       1,900   Frontier Oil Corporation                                                                            30,305
       1,600   Hydril Company*                                                                                     37,520
       3,600   Input/Output, Inc.*                                                                                 14,796
       2,000   Lone Star Technologies, Inc.*                                                                       27,840
       3,000   Maverick Tube Corporation *                                                                         50,670
       4,000   Newfield Exploration Company *                                                                     158,920
       1,400   Nuevo Energy Company*                                                                               27,552
       1,700   Oceaneering International, Inc.*                                                                    39,202
       1,600   Offshore Logistics, Inc.*                                                                           34,880
       2,406   Patina Oil & Gas Corporation                                                                       101,485
       1,700   Plains Resources, Inc.                                                                              22,525
         900   Prima Energy Corporation *                                                                          25,038
       1,900   Remington Oil and Gas Corporation *                                                                 33,915
       1,400   SEACOR SMIT, Inc.*                                                                                  53,648
       2,400   Spinnaker Exploration Company *                                                                     61,416
       2,000   St. Mary Land & Exploration Company                                                                 52,200
       1,900   Stone Energy Corporation *                                                                          68,666
       1,900   Swift Energy Company *                                                                              26,410
       1,500   TETRA Technologies, Inc.                                                                            33,915
       3,300   Tom Brown, Inc.*                                                                                    89,166
       3,100   Unit Corporation*                                                                                   60,109
       2,400   Veritas DGC, Inc.*                                                                                  21,264
       4,600   Vintage Petroleum, Inc.                                                                             53,130
       1,900   W-H Energy Services, Inc.*                                                                          29,792
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,502,800
=========================================================================================================================

Financials (13.2%)
-------------------------------------------------------------------------------------------------------------------------
       1,700   Anchor BanCorp Wisconsin, Inc.                                                                      42,330
       2,100   BankUnited Financial Corporation *                                                                  46,431
       1,600   Boston Private Financial Holdings, Inc.                                                             40,752
       4,100   Brookline Bancorp, Inc.                                                                             60,762
       2,300   Capital Automotive REIT                                                                             71,553
       2,000   Cash America International, Inc.                                                                    38,180
       2,600   Chittenden Corporation                                                                              83,668
       1,900   Colonial Properties Trust                                                                           70,300
       3,200   Commercial Federal Corporation                                                                      82,368
       2,700   Community First Bankshares, Inc.                                                                    73,305
       1,500   Delphi Financial Group, Inc.                                                                        75,555
       1,800   Dime Community Bancshares                                                                           50,184
       2,000   Downey Financial Corporation                                                                        91,800
       1,800   East West Bancorp, Inc.                                                                             88,362
       1,600   Essex Property Trust, Inc.                                                                          95,808
       1,300   Financial Federal Corporation *                                                                     43,615
       2,850   First BanCorp                                                                                       94,905
       3,400   First Midwest Bancorp, Inc.                                                                        105,060
       1,100   First Republic Bank                                                                                 39,380
       1,200   FirstFed Financial Corporation *                                                                    54,000
       4,300   Flagstar Bancorp, Inc.                                                                              95,890
       5,400   Fremont General Corporation                                                                         89,802
       2,000   Gables Residential Trust                                                                            64,360
       2,000   Glenborough Realty Trust, Inc.                                                                      39,000
       2,500   Hilb, Rogal and Hamilton Company                                                                    75,050
       3,250   Hudson United Bancorp                                                                              117,942
       1,600   Idine Rewards Network, Inc.*                                                                        17,472
       2,000   Irwin Financial Corporation                                                                         56,060
       4,000   Jefferies Group, Inc.                                                                              124,000
       2,000   Kilroy Realty Corporation                                                                           57,800
       1,400   LandAmerica Financial Group, Inc.                                                                   70,014
       2,800   Lexington Corporate Properties Trust                                                                53,704
       1,900   MAF Bancorp, Inc.                                                                                   79,648
       2,450   New Centuty Financial Corporation                                                                   90,846
       1,600   Philadelphia Consolidated Holding Corporation *                                                     75,440
       2,100   Presidential Life Corporation                                                                       32,256
       1,755   Provident Bankshares Corporation                                                                    54,458
       3,500   Raymond James Financial, Inc.                                                                      142,765
       4,100   Republic Bancorp                                                                                    59,532
       2,000   Riggs National Corporation                                                                          33,020
       1,800   RLI Corporation                                                                                     60,480
         700   SCPIE Holdings, Inc.                                                                                 9,415
       1,900   Seacoast Financial Services Corporation                                                             48,659
       2,000   Selective Insurance Group, Inc.                                                                     61,400
       3,300   Shurgard Storage Centers, Inc.                                                                     119,460
       3,600   South Financial Group, Inc.                                                                         94,068
       2,500   Southwest Bancorporation of Texas, Inc.                                                             89,775
       4,200   Staten Island Bancorp, Inc.                                                                         83,706
       3,150   Sterling Bancshares, Inc.                                                                           36,225
       1,300   Stewart Information Services Corporation *                                                          40,495
       2,900   Susquehanna Bancshares, Inc.                                                                        72,645
       1,193   SWS Group, Inc.                                                                                     25,888
       5,333   TrustCo Bank Corporation NY                                                                         69,596
       3,300   UCBH Holdings, Inc.                                                                                117,843
       3,300   UICI *                                                                                              49,368
       1,900   Umpqua Holdings Corporation                                                                         38,855
       3,100   United Bankshares, Inc.                                                                             93,775
       2,415   Waypoint Financial Corporation                                                                      50,280
       2,950   Whitney Holding Corporation                                                                        112,012
       1,400   Wintrust Financial Corporation                                                                      60,676
       1,400   Zenith National Insurance Corporation                                                               42,980
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,154,978
=========================================================================================================================

Health Care (12.6%)
-------------------------------------------------------------------------------------------------------------------------
       3,475   Accredo Health, Inc.                                                                               111,061
       2,100   Advanced Medical Optics, Inc.*                                                                      42,357
       3,700   Alpharma, Inc.                                                                                      67,340
       1,100   American Healthways, Inc.*                                                                          45,595
       2,400   American Medical Systems Holdings, Inc.*                                                            48,000
       1,700   Amerigroup Corporation *                                                                            71,094
       1,400   Amsurg Corporation *                                                                                50,386
       1,000   Analogic Corporation                                                                                43,640
       2,000   ArQule, Inc.*                                                                                       10,400
       1,500   ArthroCare Corporation *                                                                            33,525
       1,100   Biosite Diagnostics, Inc.*                                                                          28,380
       1,400   Centene Corporation                                                                                 42,854
       4,000   Cephalon, Inc.*                                                                                    187,840
       2,600   Cerner Corporation *                                                                               110,162
       1,100   CIMA Labs, Inc.*                                                                                    34,540
       2,100   CONMED Corporation *                                                                                42,735
       2,300   Cooper Companies, Inc.                                                                              99,935
       2,300   Cross Country Healthcare, Inc.*                                                                     31,947
       1,350   CryoLife, Inc.*                                                                                      8,248
         900   Curative Health Services, Inc.*                                                                     12,861
       1,100   Datascope Corporation                                                                               36,619
       2,900   Dendrite International, Inc.*                                                                       43,790
       2,100   Diagnostic Products Corporation                                                                     85,722
       2,112   Enzo Biochem, Inc.*                                                                                 39,072
       1,700   Haemonetics Corporation *                                                                           39,202
       1,400   Hologic, Inc.*                                                                                      19,040
       4,600   Hooper Holmes, Inc.                                                                                 23,966
       1,000   ICU Medical, Inc.*                                                                                  33,790
       2,500   IDEXX Laboratories, Inc.*                                                                          118,250
       1,700   Inamed Corporation *                                                                               146,829
       1,900   Integra Life Sciences Holdings Corporation *                                                        64,106
       2,200   Invacare Corporation                                                                                90,244
       2,000   Medicis Pharmaceutical Corporation                                                                 126,700
       3,300   Mentor Corporation                                                                                  66,825
       2,200   MGI PHARMA, Inc.*                                                                                   82,632
       3,500   Mid Atlantic Medical Services, Inc.*                                                               204,400
       2,500   NDCHealth Corporation                                                                               65,975
       1,600   Noven Pharmaceuticals, Inc.*                                                                        16,144
       2,550   Odyssey Healthcare, Inc.                                                                            70,737
       3,600   Orthodontic Centers of America, Inc.*                                                               31,824
       1,200   Osteotech, Inc.*                                                                                     9,708
       2,400   Owens & Minor, Inc.                                                                                 48,816
       1,800   PAREXEL International Corporation*                                                                  30,096
       1,700   Pediatrix Medical Group, Inc.*                                                                      90,865
       4,000   Pharmaceutical Product Development, Inc.*                                                          120,280
       1,800   PolyMedica Corporation                                                                              53,100
       1,300   Possis Medical, Inc.*                                                                               21,164
       3,100   Priority Healthcare Corporation *                                                                   67,053
       3,500   Province Healthcare Company *                                                                       44,940
       3,700   Regeneron Pharmaceuticals, Inc.*                                                                    51,208
       1,100   RehabCare Group, Inc.*                                                                              17,182
       3,600   Renal Care Group, Inc.*                                                                            135,036
       2,400   ResMed, Inc.*                                                                                      100,248
       2,500   Respironics, Inc.*                                                                                 104,225
       4,200   Savient Pharmaceuticals, Inc.*                                                                      25,410
       2,100   Sierra Health Services, Inc.*                                                                       48,909
       1,800   Sola International, Inc.*                                                                           30,870
       1,500   Sunrise Senior Living, Inc.*                                                                        43,350
       1,300   SurModics, Inc.*                                                                                    27,313
       2,800   Sybron Dental Specialties, Inc.*                                                                    64,400
       3,000   TECHNE Corporation*                                                                                104,490
       2,100   Theragenics Corporation *                                                                            9,345
       6,200   US Oncology, Inc.*                                                                                  67,828
       2,200   Viasys Healthcare, Inc.*                                                                            39,710
         900   Vital Signs, Inc.                                                                                   27,297
       1,500   Wilson Greatbatch Technologies, Inc.*                                                               56,550
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                3,968,160
=========================================================================================================================

Industrials (17.9%)
-------------------------------------------------------------------------------------------------------------------------
       2,100   A.O. Smith Corporation                                                                              66,465
       2,200   AAR Corporation *                                                                                   23,980
       3,500   ABM Industries, Inc.                                                                                54,460
       3,000   Acuity Brands, Inc.                                                                                 64,500
       1,900   Administaff, Inc.*                                                                                  22,002
       2,400   Albany International Corporation                                                                    74,160
       2,762   Alliant Techsystems, Inc.*                                                                         142,961
         600   Angelica Corporation                                                                                12,360
       1,900   Apogee Enterprises, Inc.                                                                            19,855
       1,400   Applied Industrial Technologies, Inc.                                                               31,570
       2,200   Arbitron, Inc.*                                                                                     86,900
       1,800   Arkansas Best Corporation                                                                           59,598
       2,000   Armor Holdings, Inc.*                                                                               39,000
       1,400   Astec Industries, Inc.*                                                                             17,808
       3,200   Atlantic Coast Airlines Holdings, Inc.*                                                             35,424
       2,400   Baldor Electric Company                                                                             51,120
       1,600   Barnes Group, Inc.                                                                                  46,688
       1,800   Belden, Inc.                                                                                        33,750
       2,400   Bowne & Company, Inc.                                                                               36,000
       1,700   Brady Corporation                                                                                   60,010
       1,600   Briggs & Stratton Corporation                                                                      104,016
         400   Butler Manufacturing Company                                                                         7,100
       1,800   C&D Technologies, Inc.                                                                              35,874
       1,400   CDI Corporation                                                                                     45,850
       2,600   Central Parking Corporation                                                                         31,382
       1,800   CLARCOR, Inc.                                                                                       73,170
       1,500   Coinstar, Inc.*                                                                                     21,975
       1,000   Consolidated Graphics, Inc.*                                                                        27,650
         600   CPI Corporation                                                                                     11,826
       1,900   Cubic Corporation                                                                                   53,960
       1,200   Cuno, Inc.*                                                                                         47,880
         800   Curtiss-Wright Corporation                                                                          59,200
       1,500   Dionex Corporation*                                                                                 63,810
       1,600   DRS Technologies, Inc.*                                                                             38,496
       1,400   EDO Corporation                                                                                     31,220
       1,400   ElkCorp                                                                                             35,560
       1,100   EMCOR Group, Inc.*                                                                                  41,459
       1,150   Engineered Support Systems, Inc.                                                                    77,752
       1,500   Esterline Technologies Corporation *                                                                33,225
       1,500   Forward Air Corporation *                                                                           43,620
       2,500   Frontier Airlines, Inc.*                                                                            40,175
       1,500   G & K Services, Inc.                                                                                49,500
       1,200   Gardner Denver, Inc.*                                                                               24,792
       3,100   GenCorp, Inc.                                                                                       29,357
       2,120   Griffon Corporation *                                                                               41,022
       3,601   Heartland Express, Inc.                                                                             89,449
       1,300   Heidrick & Struggles International, Inc.*                                                           25,675
       1,700   Hughes Supply, Inc.                                                                                 65,705
       2,400   IDEX Corporation                                                                                    89,232
       1,200   Imagistics International, Inc.*                                                                     38,580
       1,900   Insituform Technologies, Inc.*                                                                      27,170
         800   Insurance Auto Auctions, Inc.*                                                                      10,473
       1,223   Intermagnetics General Corporation *                                                                28,789
       1,200   InVision Technologies, Inc.*                                                                        32,604
       1,300   Ionics, Inc.*                                                                                       37,037
       3,300   ITT Educational Services, Inc.*                                                                    164,340
       3,100   JLG Industries, Inc.                                                                                37,014
       2,000   John H. Harland Company                                                                             54,460
       1,600   Kaman Corporation                                                                                   19,520
       4,400   Kansas City Southern, Inc.*                                                                         58,212
       2,000   Kaydon Corporation                                                                                  47,540
       1,700   Kirby Corporation*                                                                                  49,946
       2,700   Knight Transportation, Inc.*                                                                        67,959
       3,000   Kroll, Inc.*                                                                                        69,780
       2,900   Labor Ready, Inc.*                                                                                  31,523
       1,100   Landstar System, Inc.*                                                                              80,344
         700   Lawson Products, Inc.                                                                               21,000
       4,200   Lennox International, Inc.                                                                          69,468
         800   Lindsay Manufacturing Company                                                                       18,552
       1,100   Lydall, Inc.*                                                                                       13,079
       1,600   MagneTek, Inc.*                                                                                      9,744
       1,900   Manitowoc Company, Inc.                                                                             41,230
         900   MemberWorks, Inc.*                                                                                  25,992
       1,500   Mercury Computer Systems, Inc.*                                                                     32,265
       2,200   Mesa Air Group, Inc.*                                                                               23,694
       2,400   Milacron, Inc.                                                                                       5,736
       1,000   Mobile Mini, Inc.*                                                                                  21,090
       2,500   Mueller Industries, Inc.*                                                                           78,900
       1,900   NCO Group, Inc.*                                                                                    45,220
         900   New England Business Service, Inc.                                                                  26,190
       1,800   On Assignment, Inc.*                                                                                 9,414
       2,500   Oshkosh Truck Corporation                                                                          114,575
       1,300   Pre-Paid Legal Services, Inc.*                                                                      35,308
       4,400   PRG-Schultz International, Inc.*                                                                    20,900
       1,800   Regal-Beloit Corporation                                                                            36,630
       2,300   Reliance Steel & Aluminum Company                                                                   66,010
       1,500   Roadway Corporation                                                                                 76,875
       1,000   Robbins & Myers, Inc.                                                                               21,100
       2,300   Roper Industries, Inc.                                                                             113,666
         700   Roto-Rooter, Inc.                                                                                   24,710
       1,400   School Specialty, Inc.*                                                                             39,032
       4,100   Shaw Group, Inc.*                                                                                   55,965
       1,800   Simpson Manufacturing Company, Inc.*                                                                80,550
       4,200   SkyWest, Inc.                                                                                       77,658
       1,200   SOURCECORP, Inc.*                                                                                   28,116
       4,200   Spherion Corporation *                                                                              36,540
       1,000   SPS Technologies, Inc.*                                                                             49,320
       2,000   Standard Register Company                                                                           35,200
         900   Standex International Corporation                                                                   22,905
       2,000   Stewart & Stevenson Services, Inc.                                                                  33,440
       2,300   Teledyne Technologies, Inc.*                                                                        37,927
       3,900   Tetra Tech, Inc.*                                                                                   87,672
       1,200   Thomas Industries, Inc.                                                                             36,240
       6,100   Timken Company                                                                                     102,358
       2,700   Tredegar Corporation                                                                                42,066
       1,200   Triumph Group, Inc.*                                                                                39,180
       2,400   United Stationers, Inc.*                                                                            89,304
       1,300   Universal Forest Products, Inc.                                                                     38,480
       2,300   URS Corporation *                                                                                   50,347
       2,000   USF Corporation                                                                                     63,840
       1,700   Valmont Industries, Inc.                                                                            35,360
       3,000   Vicor Corporation *                                                                                 30,420
       1,100   Volt Information Sciences, Inc.*                                                                    19,250
       1,800   Wabash National Corporation *                                                                       41,526
       2,100   Waste Connections, Inc.*                                                                            72,828
       1,900   Watsco, Inc.                                                                                        40,679
       2,400   Watson Wyatt & Company Holdings *                                                                   57,720
       1,900   Watts Water Technologies, Inc.                                                                      33,744
         800   Wolverine Tube, Inc.*                                                                                4,072
         800   Woodward Governor Company                                                                           37,008
       2,100   Yellow Corporation *                                                                                68,985
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                5,612,914
=========================================================================================================================

Information Technology (16.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,800   Actel Corporation *                                                                                 48,564
       7,800   Adaptec, Inc.*                                                                                      66,378
       2,300   Advanced Energy Industries, Inc.*                                                                   52,509
       4,700   Aeroflex, Inc.*                                                                                     43,616
       2,300   Agilysys, Inc.                                                                                      23,644
       2,500   Alliance Semiconductor Corporation *                                                                19,250
       3,000   American Management Systems, Inc.*                                                                  44,400
       2,600   Anixter International, Inc.*                                                                        62,088
       1,100   ANSYS, Inc.*                                                                                        39,204
       2,700   Artesyn Technologies, Inc.*                                                                         22,221
       2,200   ATMI, Inc.*                                                                                         50,578
       1,600   Audiovox Corporation *                                                                              19,200
       2,200   Avid Technology, Inc.*                                                                             113,828
       7,100   Axcelis Technologies, Inc.*                                                                         75,118
       1,450   BARRA, Inc.*                                                                                        55,100
       1,000   BEI Technologies, Inc.                                                                              18,510
         800   Bel Fuse, Inc.                                                                                      21,000
       1,800   Bell Microproducts, Inc.*                                                                           15,192
       1,800   Benchmark Electronics, Inc.*                                                                        87,696
       1,300   Black Box Corporation                                                                               55,978
       2,700   Brooks Automation, Inc.*                                                                            67,365
         800   Brooktrout, Inc.*                                                                                   11,504
       2,600   C-COR.net Corporation*                                                                              26,208
       3,150   Cable Design Technologies Corporation *                                                             30,366
       2,100   CACI International, Inc.*                                                                          104,013
       2,200   Captaris, Inc.*                                                                                     13,090
       1,600   Carreker Corporation *                                                                              15,600
         900   Catapult Communications Corporation *                                                               12,267
       2,300   Checkpoint Systems, Inc.*                                                                           43,332
       4,500   CIBER, Inc.*                                                                                        41,490
       3,100   Cognex Corporation                                                                                  83,235
       2,200   Coherent, Inc.*                                                                                     50,600
       1,500   Cohu, Inc.                                                                                          30,105
         800   Concerto Software, Inc.*                                                                             9,552
       1,300   Concord Communications, Inc.*                                                                       23,283
       2,400   CTS Corporation                                                                                     26,568
       2,600   Cymer, Inc.*                                                                                       118,716
       1,400   Digi International, Inc.*                                                                           12,880
       2,000   DSP Group, Inc.*                                                                                    47,760
       1,300   DuPont Photomasks, Inc.*                                                                            30,134
       3,300   eFunds Corporation*                                                                                 52,833
       2,000   Electro Scientific Industries, Inc.*                                                                49,120
       1,300   EPIQ Systems, Inc.*                                                                                 21,970
       2,700   ESS Technology, Inc.*                                                                               37,476
       2,900   Exar Corporation*                                                                                   46,661
       2,400   FactSet Research Systems, Inc.                                                                     104,736
       2,400   FEI Company *                                                                                       57,000
       2,600   FileNET Corporation*                                                                                69,472
       2,400   FLIR Systems, Inc.                                                                                  75,024
       1,600   Gerber Scientific, Inc.*                                                                            12,640
       1,500   Global Imaging Systems, Inc.*                                                                       43,575
       2,740   Global Payments, Inc.                                                                              114,121
       4,900   Harmonic, Inc.*                                                                                     38,024
       1,900   Helix Technology Corporation                                                                        34,105
       1,900   Hutchinson Technology, Inc.*                                                                        63,669
       2,800   Hyperion Solutions Corporation *                                                                    93,772
       1,800   Inter-Tel, Inc.                                                                                     45,342
       1,500   Itron, Inc.*                                                                                        30,735
       1,700   J2 Global Communication, Inc.                                                                       48,144
       2,000   JDA Software Group, Inc.*                                                                           42,820
       1,100   Keithley Instruments, Inc.                                                                          17,743
       5,000   Kopin Corporation *                                                                                 36,650
       1,500   Kronos, Inc.*                                                                                       90,000
       3,600   Kulicke and Soffa Industries, Inc.*                                                                 52,848
       2,200   Manhattan Associates, Inc.*                                                                         61,248
       2,500   Mantech International Corporation*                                                                  61,150
       1,100   MapInfo Corporation *                                                                               10,021
       1,500   MAXIMUS, Inc.*                                                                                      52,365
       2,500   Methode Electronics, Inc.                                                                           29,775
       1,300   MICROS Systems, Inc.*                                                                               52,637
       2,100   Microsemi Corporation*                                                                              43,470
       3,900   Midway Games, Inc.*                                                                                 11,076
       1,700   MRO Software, Inc.*                                                                                 21,505
       2,400   Netegrity, Inc.*                                                                                    28,464
       1,600   Network Equipment Technologies, Inc.*                                                               16,720
       2,200   NYFIX, Inc.*                                                                                        17,512
       1,400   Park Electrochemical Corporation                                                                    34,300
       2,800   Paxar Corporation*                                                                                  33,544
       1,400   PCTEL, Inc.*                                                                                        14,182
       1,800   Pegasus Solutions, Inc.*                                                                            19,656
       1,800   Pericom Semiconductor Corporation *                                                                 20,502
       1,700   Phoenix Technologies, Ltd.*                                                                         11,186
       1,200   Photon Dynamics, Inc.*                                                                              45,384
       2,300   Photronics, Inc.*                                                                                   49,542
       4,500   Pinnacle Systems, Inc.*                                                                             31,275
       1,000   Planar Systems, Inc.*                                                                               23,140
       2,100   Power Integrations, Inc.*                                                                           73,122
       2,500   Progress Software Corporation*                                                                      55,175
       1,100   QRS Corporation*                                                                                    11,187
       1,900   Radiant Systems, Inc.*                                                                              12,654
       1,300   RadiSys Corporation*                                                                                25,415
       1,900   Rainbow Technologies, Inc.*                                                                         23,389
       1,200   Rogers Corporation*                                                                                 47,976
       1,900   Roxio, Inc.*                                                                                        19,361
       1,200   Rudolph Technologies, Inc.*                                                                         31,380
       1,000   SBS Technologies, Inc.*                                                                             13,720
       1,000   SCM Microsystems, Inc.*                                                                              8,320
       2,900   SERENA Software, Inc.*                                                                              50,025
      10,600   Skyworks Solutions, Inc.*                                                                           90,948
       1,200   SPSS, Inc.*                                                                                         21,840
       1,200   Standard Microsystems Corporation*                                                                  36,000
       1,000   StarTek, Inc.                                                                                       33,210
         900   Supertex, Inc.*                                                                                     16,875
       2,950   Symmetricom, Inc.*                                                                                  21,240
       2,400   Systems & Computer Technology Corporation *                                                         35,280
       3,000   Take-Two Interactive Software, Inc.*                                                               118,650
       1,000   TALX Corporation                                                                                    21,660
       2,900   Technitrol, Inc.                                                                                    63,220
       2,800   THQ, Inc.*                                                                                          49,672
       1,500   Three-Five Systems, Inc.*                                                                            6,960
       1,000   Tollgrade Communications, Inc.*                                                                     15,670
       2,400   Trimble Navigation, Ltd.*                                                                           66,360
       1,700   Ultratech, Inc.*                                                                                    53,057
       2,500   Varian Semiconductor Equipment Associates, Inc.*                                                   120,875
       2,100   Veeco Instruments, Inc.*                                                                            53,214
       2,700   Verity, Inc.*                                                                                       37,935
       1,900   ViaSat, Inc.*                                                                                       37,297
       3,000   WebEx Communications, Inc.*                                                                         66,270
       1,600   Websense, Inc.*                                                                                     37,440
       1,400   X-Rite, Inc.                                                                                        15,232
       1,600   ZixIt Corporation *                                                                                 15,038
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     5,104,943

Materials (4.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,100   A. Schulman, Inc.                                                                                   39,879
       1,100   A.M. Castle & Company *                                                                              5,720
       2,600   AptarGroup, Inc.                                                                                    93,080
       1,600   Arch Chemicals, Inc.                                                                                35,488
       1,100   Brush Engineered Materials, Inc.*                                                                   14,003
       2,600   Buckeye Technologies, Inc.*                                                                         23,426
       1,900   Cambrex Corporation                                                                                 44,916
       2,000   Caraustar Industries, Inc.*                                                                         19,220
       1,500   Century Aluminum Company*                                                                           24,690
       1,100   Chesapeake Corporation                                                                              26,840
         700   Cleveland-Cliffs, Inc.*                                                                             21,000
       2,000   Commercial Metals Company                                                                           49,360
       1,100   Commonwealth Industries, Inc.                                                                        7,535
         900   Deltic Timber Corporation                                                                           25,767
       2,050   Florida Rock Industries, Inc.                                                                      117,362
       2,300   Georgia Gulf Corporation                                                                            61,870
       2,000   H.B. Fuller Company                                                                                 49,560
       1,100   IMCO Recycling, Inc.*                                                                                8,272
       2,200   MacDermid, Inc.                                                                                     65,736
       5,400   Massey Energy Company                                                                               75,060
       1,000   Material Sciences Corporation                                                                        9,380
       2,080   Myers Industries, Inc.                                                                              25,376
       2,000   OM Group, Inc.                                                                                      35,800
       2,800   OMNOVA Solutions, Inc.*                                                                              9,828
         600   Penford Corporation                                                                                  8,394
       6,600   PolyOne Corporation                                                                                 31,878
       1,100   Pope & Talbot, Inc.                                                                                 15,763
         700   Quaker Chemical Corporation                                                                         18,578
       1,200   Quanex Corporation                                                                                  48,060
       2,500   Rock-Tenn Company                                                                                   40,250
       1,500   RTI International Metals, Inc.*                                                                     18,015
       1,700   Ryerson Tull, Inc.                                                                                  13,702
       1,100   Schweitzer-Mauduit International, Inc.                                                              29,260
       3,400   Steel Dynamics, Inc.*                                                                               63,342
         700   Steel Technologies, Inc.                                                                            10,787
       1,500   Texas Industries, Inc.                                                                              40,755
       2,300   Wellman, Inc.                                                                                       18,975
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,246,927
=========================================================================================================================

Utilities (3.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   American States Water Company                                                                       26,950
       3,600   Atmos Energy Corporation                                                                            88,200
       3,500   Avista Corporation                                                                                  59,500
         800   Cascade Natural Gas Corporation                                                                     15,600
         900   Central Vermont Public Service Corporation                                                          20,700
       1,200   CH Energy Group, Inc.                                                                               52,560
       3,400   Cleco Corporation                                                                                   56,950
       3,400   El Paso Electric Company *                                                                          41,276
       2,600   Energen Corporation                                                                                 95,862
         300   Green Mountain Power Corporation                                                                     6,813
       1,400   Laclede Group, Inc.                                                                                 39,690
       2,000   New Jersey Resources Corporation                                                                    75,700
       1,900   Northwest Natural Gas Company                                                                       55,100
       1,100   NUI Corporation                                                                                     18,777
       2,400   Piedmont Natural Gas Company, Inc.                                                                  95,352
       5,203   Southern Union Company *                                                                            91,625
       2,400   Southwest Gas Corporation                                                                           54,192
       2,500   Southwestern Energy Company *                                                                       48,500
       3,100   UGI Corporation                                                                                     95,480
       1,100   UIL Holdings Corporation                                                                            41,316
       2,400   UniSource Energy Corporation                                                                        46,320
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,126,463
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $25,906,720)                                                           30,048,229
=========================================================================================================================

      Shares   Short-Term Investments (4.3%)                            Interest Rate(b)       Maturity Date        Value
-------------------------------------------------------------------------------------------------------------------------
   1,361,450   The AAL Money Market Fund(c)                                     0.528%              N/A        $1,361,450
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,361,450
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $27,268,170)                                                           $31,409,679
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

(c) At October 31, 2003, $64,800 in cash was pledged as
    the initial margin deposit and $1,361,450 of the AAL
    Money Market Fund was pledged as collateral to cover
    open financial futures contracts written as follows:

                                                                                               Notional
                      Number of        Expiration                              Market         Principal        Unrealized
Type                  Contracts              Date          Position             Value            Amount              Gain
-------------------------------------------------------------------------------------------------------------------------
Russell Mini Features        27       December 2003            Long        $1,426,545        $1,386,268           $40,277

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Small Cap Value Fund
Schedule of Investments as of October 31, 2003(a) (unaudited)

     Shares   Common Stock (95.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (18.4%)
-------------------------------------------------------------------------------------------------------------------------
       7,300   Aeropostale, Inc.*                                                                                $225,205
       7,900   Applebee's International, Inc.                                                                     296,329
      10,600   Boyd Gaming Corporation                                                                            161,756
       8,400   Cost Plus, Inc.*                                                                                   385,308
      16,913   Deckers Outdoor Corporation *                                                                      242,194
       3,700   Entercom Communications Corporation *                                                              169,497
       6,700   Ethan Allen Interiors, Inc.                                                                        246,560
      17,200   Hasbro, Inc.                                                                                       374,960
      15,200   Hearst-Argyle Television, Inc.*                                                                    367,992
      13,500   Insight Enterprises, Inc.*                                                                         227,070
      37,100   Interface, Inc.*                                                                                   205,905
      10,300   International Speedway Corporation                                                                 438,162
       3,000   KB Home                                                                                            205,470
       5,100   Lear Corporation *                                                                                 296,259
       9,100   Lee Enterprises, Inc.                                                                              383,656
       3,600   MarineMax, Inc.*                                                                                    68,832
       6,400   Michaels Stores, Inc.                                                                              303,808
      17,100   Quiksilver, Inc.                                                                                   293,607
      21,200   Radio One, Inc.*                                                                                   339,836
      11,400   Red Robin Gourmet Burgers, Inc.*                                                                   336,539
       7,100   Regis Corporation                                                                                  269,942
       7,600   Ross Stores, Inc.                                                                                  380,076
      11,300   Ruby Tuesday, Inc.                                                                                 309,055
       3,600   Ryland Group, Inc.                                                                                 320,040
      12,550   SCP Pool Corporation                                                                               439,250
       7,200   Thor Industries, Inc.                                                                              461,664
       6,500   Toll Brothers, Inc.*                                                                               239,460
      41,200   Tower Automotive, Inc.*                                                                            163,976
      29,900   Toys 'R' Us, Inc.*                                                                                 388,700
      15,300   West Marine, Inc.*                                                                                 339,048
       7,700   Winnebago Industries, Inc.                                                                         448,910
       2,200   Wolverine World Wide, Inc.                                                                          44,440
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     9,373,506
=========================================================================================================================

Consumer Staples (2.1%)
-------------------------------------------------------------------------------------------------------------------------
       5,000   American Italian Pasta Company *                                                                   191,200
      36,000   Casey's General Stores, Inc.                                                                       558,000
       8,600   Church & Dwight Company, Inc.                                                                      320,522
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,069,722
=========================================================================================================================

Energy (5.4%)
-------------------------------------------------------------------------------------------------------------------------
      19,300   Chesapeake Energy Corporation                                                                      230,249
      18,100   Energy Partners, Ltd.*                                                                             217,381
      18,500   Key Energy Services, Inc.*                                                                         161,505
      20,100   Maverick Tube Corporation *                                                                        339,489
      11,500   Newfield Exploration Company *                                                                     456,895
       9,100   Patterson-UTI Energy, Inc.*                                                                        260,169
       7,400   Pogo Producing Company                                                                             309,394
       6,900   Precision Drilling Corporation *                                                                   271,722
      14,400   Pride International, Inc.*                                                                         235,872
      10,650   TETRA Technologies, Inc.                                                                           240,796
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,723,472
=========================================================================================================================

Financials (18.4%)
-------------------------------------------------------------------------------------------------------------------------
      12,200   Affiliated Managers Group, Inc.*                                                                   884,500
       2,900   Alexandria Real Estate Equities, Inc.                                                              147,900
      17,400   Allegiant Bancorp, Inc.                                                                            382,800
       5,200   AMB Property Corporation                                                                           155,948
      12,900   Argonaut Group, Inc.                                                                               207,045
       6,700   Bank of the Ozarks, Inc.                                                                           285,487
      11,605   BOK Financial Corporation *                                                                        438,669
       9,000   Corus Bankshares, Inc.                                                                             529,200
       4,000   Developers Diversified Realty Corporation                                                          115,600
       8,000   Downey Financial Corporation                                                                       367,200
       5,600   Eastgroup Properties, Inc.                                                                         163,240
       7,200   Fidelity National Financial, Inc.                                                                  222,624
      18,900   Greater Bay Bancorp                                                                                509,544
      16,200   HCC Insurance Holdings, Inc.                                                                       472,068
      13,700   HRPT Properties Trust                                                                              128,232
       7,100   IBERIABANK Corporation                                                                             366,147
       8,700   IPC Holdings, Ltd.                                                                                 325,815
       7,100   Mercantile Bank Corporation                                                                        238,489
       3,500   Mills Corporation                                                                                  142,800
      14,800   Nara Bancorp, Inc.                                                                                 334,480
       6,150   Penns Woods Bancorp, Inc.                                                                          253,134
      12,000   Platinum Underwriters Holdings, Ltd.                                                               344,880
       6,700   Protective Life Corporation                                                                        217,549
      13,500   Providian Financial Corporation *                                                                  149,985
       8,800   Reinsurance Group of America                                                                       351,560
       7,000   Russell 2000 Index Fund I Shares                                                                   738,710
       4,100   S&P SmallCap 600 Index Fund I Shares                                                               522,340
       3,500   SL Green Realty Corporation                                                                        126,525
       6,100   Wintrust Financial Corporation                                                                     264,374
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 9,386,845
=========================================================================================================================

Health Care (8.7%)
-------------------------------------------------------------------------------------------------------------------------
       8,400   Advanced Medical Optics, Inc.*                                                                     169,428
       4,550   American Pharmaceutical Partners, Inc.                                                             110,792
      16,500   Apria Healthcare Group, Inc.*                                                                      478,500
      12,800   CONMED Corporation*                                                                                260,480
       8,600   Cooper Companies, Inc.                                                                             373,670
      19,300   Cytyc Corporation *                                                                                249,549
      17,400   Encore Medical Corporation *                                                                       119,016
       5,200   KOS Pharmaceuticals, Inc.*                                                                         206,492
       9,700   LifePoint Hospitals, Inc.*                                                                         249,387
       4,400   Medicis Pharmaceutical Corporation                                                                 278,740
       9,700   Omnicare, Inc.                                                                                     371,898
      18,400   Province Healthcare Company *                                                                      236,256
       7,400   Renal Care Group, Inc.*                                                                            277,574
      33,700   Savient Pharmaceuticals, Inc.*                                                                     203,885
      11,900   Sybron Dental Specialties, Inc.*                                                                   273,700
      19,200   United Surgical Partners International, Inc.*                                                      579,072
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,438,439
=========================================================================================================================

Industrials (19.1%)
-------------------------------------------------------------------------------------------------------------------------
      14,700   A.O. Smith Corporation                                                                             465,255
       5,900   Alliant Techsystems, Inc.*                                                                         305,384
      15,700   Allied Waste Industries, Inc.*                                                                     177,096
       8,300   Arkansas Best Corporation                                                                          274,813
       3,400   Briggs & Stratton Corporation                                                                      221,034
      22,400   Circor International, Inc.                                                                         461,440
      17,800   Consolidated Graphics, Inc.*                                                                       492,170
       4,700   Donaldson Company, Inc.                                                                            268,934
      13,300   EDO Corporation                                                                                    296,590
       6,200   Fastenal Company                                                                                   275,714
      16,900   Federal Signal Corporation                                                                         249,951
       5,600   Genlyte Group, Inc.*                                                                               264,096
      26,500   Griffon Corporation *                                                                              512,775
      51,400   Hall, Kinion & Associates, Inc.*                                                                   205,600
      13,200   HON INDUSTRIES, Inc.                                                                               541,200
      14,400   IDEX Corporation                                                                                   535,392
       6,500   Jacobs Engineering Group, Inc.*                                                                    301,080
      29,900   KForce, Inc.*                                                                                      261,027
      11,700   Manitowoc Company, Inc.                                                                            253,890
      14,300   Mesa Air Group, Inc.*                                                                              154,011
      15,300   MSC Industrial Direct Company, Inc.                                                                361,845
       7,500   Mueller Industries, Inc.*                                                                          236,700
       3,400   Oshkosh Truck Corporation                                                                          155,822
      10,800   Regal-Beloit Corporation                                                                           219,780
      20,200   Robbins & Myers, Inc.                                                                              426,220
       4,500   Roper Industries, Inc.                                                                             222,390
      14,600   SkyWest, Inc.                                                                                      269,954
      14,400   Thomas Industries, Inc.                                                                            434,880
       4,700   Waste Connections, Inc.*                                                                           162,996
      16,700   Watson Wyatt & Company Holdings *                                                                  401,635
      17,500   Werner Enterprises, Inc.                                                                           315,700
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                9,725,374
=========================================================================================================================

Information Technology (14.3%)
-------------------------------------------------------------------------------------------------------------------------
      11,800   Acxiom Corporation*                                                                                187,620
      73,600   ADC Telecommunications, Inc.*                                                                      187,680
       7,200   Advanced Fibre Communications, Inc.*                                                               173,304
      34,400   Artesyn Technologies, Inc.*                                                                        283,112
      13,400   Autodesk, Inc.                                                                                     257,950
      20,900   Axcelis Technologies, Inc.*                                                                        221,122
       6,200   Brooks Automation, Inc.*                                                                           154,690
      33,300   CIBER, Inc.*                                                                                       307,026
      10,700   Cypress Semiconductor Corporation *                                                                229,622
      21,000   Digi International, Inc.*                                                                          193,200
       6,000   Fair Isaac Corporation                                                                             382,680
      31,600   Ingram Micro, Inc.*                                                                                467,680
      10,900   Integrated Device Technology, Inc.*                                                                171,130
       7,200   International Rectifier Corporation *                                                              343,656
      27,300   Ixia *                                                                                             327,600
       5,700   JDA Software Group, Inc.*                                                                          122,037
      15,100   Littelfuse, Inc.*                                                                                  401,660
      76,400   Management Network Group, Inc.*                                                                    221,560
      16,200   Methode Electronics, Inc.                                                                          192,942
      22,600   MoldFlow Corporation *                                                                             226,000
       3,800   Novellus Systems, Inc.*                                                                            156,902
      58,700   Parametric Technology Corporation *                                                                182,557
       4,700   Photronics, Inc.*                                                                                  101,238
       6,200   Plantronics, Inc.*                                                                                 172,422
      17,400   Plexus Corporation*                                                                                300,846
       6,300   SPSS, Inc.*                                                                                        114,660
      16,500   Tech Data Corporation*                                                                             543,180
       9,600   Tollgrade Communications, Inc.*                                                                    150,432
      11,000   VeriSign, Inc.*                                                                                    174,570
      18,200   Vishay Intertechnology, Inc.*                                                                      341,250
-------------------------------------------------------------------------------------------------------------------------
             Total Information Technology                                                                       7,290,328
=========================================================================================================================

Materials (5.6%)
-------------------------------------------------------------------------------------------------------------------------
       3,900   Florida Rock Industries, Inc.                                                                      223,275
      13,500   Lafarge North America, Inc.                                                                        487,350
      14,400   MacDermid, Inc.                                                                                    430,272
      14,400   NOVA Chemicals Corporation                                                                         308,160
       7,400   Peabody Energy Corporation                                                                         246,642
       9,500   Schweitzer-Mauduit International, Inc.                                                             252,700
       8,800   Silgan Holdings, Inc.*                                                                             281,424
      12,300   Steel Dynamics, Inc.*                                                                              229,149
      29,200   Wausau-Mosinee Paper Corporation                                                                   360,912
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,819,884
=========================================================================================================================

Utilities (3.5%)
-------------------------------------------------------------------------------------------------------------------------
      10,900   Atmos Energy Corporation                                                                           267,050
       5,400   CH Energy Group, Inc.                                                                              236,520
       6,600   Energen Corporation                                                                                243,342
      10,400   Northwest Natural Gas Company                                                                      301,600
       6,200   Piedmont Natural Gas Company, Inc.                                                                 246,326
       9,800   Puget Energy, Inc.                                                                                 222,754
      13,400   UniSource Energy Corporation                                                                       258,620
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,776,212
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $36,893,539)                                                           48,603,782
=========================================================================================================================

      Shares   Short-Term Investments (4.5%)                            Interest Rate(b)     Maturity Date          Value
-------------------------------------------------------------------------------------------------------------------------
   2,306,928   The AAL Money Market Fund                                        0.528%              N/A        $2,306,928
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,306,928
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $39,200,467)                                                           $50,910,710
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Stock Fund
Schedule of Investments as of October 31, 2003(a) (unaudited)

      Shares   Common Stock (94.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      55,200   CenturyTel, Inc.                                                                                $1,973,400
     409,300   Cincinnati Bell, Inc. *                                                                          2,091,523
      35,900   Commonwealth Telephone Enterprises, Inc. *                                                       1,463,284
     138,200   Sprint Corporation (PCS Group) *                                                                   601,170
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    6,129,377
=========================================================================================================================

Consumer Discretionary (17.4%)
-------------------------------------------------------------------------------------------------------------------------
      68,900   Abercrombie & Fitch Company *                                                                    1,963,650
      46,900   Aeropostale, Inc.*                                                                               1,446,865
      94,800   American Axle & Manufacturing Holdings, Inc.*                                                    3,280,080
      43,000   AnnTaylor Stores Corporation*                                                                    1,539,400
     192,300   Applebee's International, Inc.                                                                   7,213,173
      38,000   AutoZone, Inc.*                                                                                  3,651,800
      68,100   Belo Corporation                                                                                 1,856,406
     109,100   Boyd Gaming Corporation                                                                          1,664,866
     156,600   Brinker International, Inc.*                                                                     4,984,578
      82,200   Coach, Inc.                                                                                      2,915,634
     175,100   D.R. Horton, Inc.                                                                                6,968,980
      86,000   Dollar Tree Stores, Inc.*                                                                        3,283,480
      63,700   E.W. Scripps Company                                                                             5,918,367
     100,000   Entercom Communications Corporation *                                                            4,581,000
      76,100   Family Dollar Stores, Inc.                                                                       3,318,721
      49,000   GTECH Holdings Corporation                                                                       2,189,320
     193,700   Hearst-Argyle Television, Inc.*                                                                  4,689,477
     161,600   Hilton Hotels Corporation                                                                        2,559,744
     118,500   International Game Technology                                                                    3,880,875
      72,300   International Speedway Corporation                                                               3,075,642
      62,900   Jones Apparel Group, Inc.                                                                        2,170,050
     106,200   Lamar Advertising Company *                                                                      3,217,860
      27,100   Leapfrog Enterprises, Inc.*                                                                        936,847
      23,000   Lear Corporation *                                                                               1,336,070
      82,400   Lennar Corporation                                                                               7,568,440
     146,300   Linens 'n Things, Inc.*                                                                          4,318,776
     182,600   Mattel, Inc.                                                                                     3,535,136
      80,100   Men's Wearhouse, Inc.*                                                                           2,359,746
     113,500   Michaels Stores, Inc.                                                                            5,387,845
      43,800   Mohawk Industries, Inc.*                                                                         3,246,456
      61,100   Outback Steakhouse, Inc.                                                                         2,566,200
      55,200   PETsMART, Inc.                                                                                   1,413,672
      40,300   Pixar, Inc.*                                                                                     2,773,043
      16,300   Polaris Industries, Inc.                                                                         1,395,280
     103,200   Quiksilver, Inc.                                                                                 1,771,944
     275,600   Radio One, Inc.*                                                                                 4,382,040
      81,200   Reebok International, Ltd.                                                                       3,162,740
     123,400   Ross Stores, Inc.                                                                                6,171,234
      94,400   Ruby Tuesday, Inc.                                                                               2,581,840
     112,300   Staples, Inc.*                                                                                   3,011,886
      36,900   Tractor Supply Company                                                                           1,546,479
       5,510   Washington Post Company                                                                          4,063,129
      45,700   Williams-Sonoma, Inc.*                                                                           1,614,581
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   141,513,352
=========================================================================================================================

Consumer Staples (3.4%)
-------------------------------------------------------------------------------------------------------------------------
      76,900   Constellation Brands, Inc.*                                                                      2,412,353
     237,150   Dean Foods Company                                                                               7,173,788
     292,200   Del Monte Foods Company *                                                                        2,778,822
      41,500   Hershey Foods Corporation                                                                        3,199,650
     300,300   Hormel Foods Corporation                                                                         7,414,407
      16,600   R.J. Reynolds Tobacco Holdings, Inc.                                                               797,298
     254,300   Tyson Foods, Inc.                                                                                3,628,861
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          27,405,179
=========================================================================================================================

Energy (6.6%)
-------------------------------------------------------------------------------------------------------------------------
      19,000   Anadarko Petroleum Corporation                                                                     828,780
      44,000   BJ Services Company *                                                                            1,443,640
     128,000   Chesapeake Energy Corporation                                                                    1,527,040
      37,400   Cooper Cameron Corporation *                                                                     1,601,468
     166,500   ENSCO International, Inc.                                                                        4,387,275
     121,500   EOG Resources, Inc.                                                                              5,120,010
     134,300   Maverick Tube Corporation *                                                                      2,268,327
      43,000   Murphy Oil Corporation                                                                           2,536,140
      60,325   Nabors Industries, Ltd.*                                                                         2,280,285
      60,700   Noble Corporation*                                                                               2,083,831
      90,300   Patterson-UTI Energy, Inc.*                                                                      2,581,677
      87,800   Pioneer Natural Resources Company *                                                              2,322,310
     150,000   Pride International, Inc.*                                                                       2,457,000
     114,900   Smith International, Inc.*                                                                       4,277,727
     208,100   Valero Energy Corporation                                                                        8,885,871
      73,400   Weatherford International, Ltd.*                                                                 2,550,650
     278,566   XTO Energy, Inc.                                                                                 6,593,657
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    53,745,688
=========================================================================================================================

Financials (17.0%)
-------------------------------------------------------------------------------------------------------------------------
      35,100   Affiliated Managers Group, Inc.*                                                                 2,544,750
     185,800   American Financial Realty Trust                                                                  2,824,160
     296,500   Banknorth Group, Inc.                                                                            9,286,380
     206,700   CIT Group, Inc.                                                                                  6,949,254
     148,200   City National Corporation                                                                        8,923,122
     127,700   Compass Bancshares, Inc.                                                                         4,824,506
      87,100   Countrywide Financial Corporation                                                                9,155,952
     107,500   Doral Financial Corporation                                                                      5,428,750
      47,900   Everest Re Group, Ltd.                                                                           3,973,305
      97,920   Fidelity National Financial, Inc.                                                                3,027,686
      65,500   General Growth Properties, Inc.                                                                  5,010,750
     179,700   Greater Bay Bancorp                                                                              4,844,712
     149,100   GreenPoint Financial Corporation                                                                 4,644,465
      20,600   Legg Mason, Inc.                                                                                 1,714,950
     114,900   Lincoln National Corporation                                                                     4,587,957
      83,500   M&T Bank Corporation                                                                             7,840,650
     100,200   National Commerce Financial Corporation                                                          2,752,494
     209,700   North Fork Bancorporation, Inc.                                                                  8,174,106
     110,200   ProLogis Trust                                                                                   3,255,308
     204,200   Protective Life Corporation                                                                      6,630,374
     197,700   Providian Financial Corporation *                                                                2,196,447
      83,400   Public Storage, Inc.                                                                             3,336,000
     146,300   Radian Group, Inc.                                                                               7,739,270
     157,100   SEI Investments Company                                                                          4,574,752
     154,900   TCF Financial Corporation                                                                        8,082,682
     157,500   Willis Group Holdings, Ltd.                                                                      5,244,750
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               137,567,532
=========================================================================================================================

Health Care (12.8%)
-------------------------------------------------------------------------------------------------------------------------
      75,400   Anthem, Inc.*                                                                                    5,159,622
      57,800   Barr Laboratories, Inc.                                                                          4,437,306
      39,400   Beckman Coulter, Inc.                                                                            1,956,210
     128,500   Caremark Rx, Inc.*                                                                               3,218,925
      73,600   Charles River Laboratories International, Inc.*                                                  2,372,864
      81,400   Coventry Health Care, Inc.*                                                                      4,456,650
     112,373   Cytyc Corporation *                                                                              1,452,983
     149,900   Dade Behring Holdings, Inc.*                                                                     4,582,443
      45,000   Genzyme Corporation*                                                                             2,065,500
      78,600   Gilead Sciences, Inc.*                                                                           4,289,988
      65,700   Henry Schein, Inc.*                                                                              4,076,685
      39,200   Invitrogen Corporation *                                                                         2,492,728
     225,575   IVAX Corporation*                                                                                4,344,574
      57,600   Martek Biosciences Corporation *                                                                 2,788,416
     168,800   Medco Health Solutions, Inc.*                                                                    5,604,160
     157,600   Millennium Pharmaceuticals, Inc.*                                                                2,508,992
     216,600   Mylan Laboratories, Inc.                                                                         5,230,890
      68,900   Patterson Dental Company *                                                                       4,408,222
     119,900   Quest Diagnostics, Inc.*                                                                         8,111,235
     171,800   Sicor, Inc.*                                                                                     4,604,240
     152,700   STERIS Corporation*                                                                              3,179,214
      29,900   Teva Pharmaceutical Industries, Ltd.                                                             1,701,011
     169,700   Triad Hospitals, Inc.*                                                                           5,214,881
     146,400   Universal Health Services, Inc.*                                                                 6,888,120
      54,800   Varian Medical Systems, Inc.*                                                                    3,503,912
      77,900   Zimmer Holdings, Inc.*                                                                           4,970,799
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              103,620,570
=========================================================================================================================

Industrials (11.0%)
-------------------------------------------------------------------------------------------------------------------------
      41,800   A.O. Smith Corporation                                                                           1,322,970
      45,325   Alliant Techsystems, Inc.*                                                                       2,346,022
     149,400   Allied Waste Industries, Inc.*                                                                   1,685,232
      47,700   American Standard Companies, Inc.*                                                               4,564,890
      66,800   C.H. Robinson Worldwide, Inc.                                                                    2,617,224
      17,200   Carlisle Companies, Inc.                                                                           986,420
      45,000   ChoicePoint, Inc.*                                                                               1,576,800
      89,500   Cintas Corporation                                                                               3,818,070
      20,600   Dover Corporation                                                                                  803,812
      16,700   Eaton Corporation                                                                                1,674,008
     136,900   Fastenal Company                                                                                 6,087,943
     118,400   Hewitt Associates, Inc.*                                                                         3,042,880
      30,700   IDEX Corporation                                                                                 1,141,426
      25,500   Ingersoll-Rand Company                                                                           1,540,200
     107,600   Jacobs Engineering Group, Inc.*                                                                  4,984,032
      87,900   L-3 Communications Holdings, Inc.*                                                               4,108,446
     117,900   Manpower, Inc.                                                                                   5,470,560
      14,800   Navistar International Corporation *                                                               598,364
     112,800   Nordson Corporation                                                                              3,125,688
     186,400   Norfolk Southern Corporation                                                                     3,755,960
      62,700   Precision Castparts Corporation                                                                  2,578,851
     379,400   Republic Services, Inc.                                                                          8,821,050
      91,200   Rockwell Collins, Inc.                                                                           2,503,440
      65,700   Roper Industries, Inc.                                                                           3,246,894
      58,900   Ryanair Holdings plc *                                                                           3,033,350
     480,400   ServiceMaster Company                                                                            5,510,188
     119,100   SPX Corporation *                                                                                5,731,092
      45,900   Swift Transportation Company, Inc.*                                                              1,029,537
      43,500   Yellow Corporation*                                                                              1,428,975
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               89,134,324
=========================================================================================================================

Information Technology (17.5%)
-------------------------------------------------------------------------------------------------------------------------
     101,500   Adobe Systems, Inc.(b)                                                                           4,449,760
      21,900   ADTRAN, Inc.                                                                                     1,489,857
      58,600   Advanced Fibre Communications, Inc.*                                                             1,410,502
     150,000   Affiliated Computer Services, Inc.*                                                              7,339,500
      59,500   Agilent Technologies, Inc.*                                                                      1,482,740
      96,900   Analog Devices, Inc.*                                                                            4,295,577
     121,400   Apple Computer, Inc.*                                                                            2,778,846
     120,200   Autodesk, Inc.                                                                                   2,313,850
     294,100   BEA Systems, Inc.*                                                                               4,087,990
     173,600   BearingPoint, Inc.*                                                                              1,631,840
      45,000   BMC Software, Inc.*                                                                                782,100
      34,100   Cabot Microelectonics Corporation *                                                              1,943,700
      75,300   Cadence Design Systems, Inc.*                                                                    1,158,867
      75,600   CDW Corporation                                                                                  4,539,780
     203,300   Ceridian Corporation*                                                                            4,269,300
     106,800   Check Point Software Technologies, Ltd.*                                                         1,814,532
      73,800   CheckFree Corporation *                                                                          2,031,714
      60,800   Computer Associates International, Inc.                                                          1,430,016
      22,300   Computer Sciences Corporation*                                                                     883,526
     116,900   DST Systems, Inc.*                                                                               4,421,158
      49,500   Electronic Arts, Inc.*                                                                           4,902,480
      85,200   Fair Isaac Corporation                                                                           5,434,056
     155,400   Fiserv, Inc.*                                                                                    5,488,728
      69,500   Harris Corporation                                                                               2,586,790
      40,200   InterDigital Communications Corporation *                                                          682,998
      52,300   International Rectifier Corporation *                                                            2,496,279
      89,000   Intersil Corporation                                                                             2,295,310
     448,100   Interwoven, Inc.*                                                                                1,698,299
     180,400   Lam Research Corporation *                                                                       5,184,696
      21,400   Lexmark International, Inc.*                                                                     1,575,254
     104,300   LSI Logic Corporation *                                                                            963,732
     165,800   Macrovision Corporation *                                                                        3,642,626
     249,950   Microchip Technology, Inc.                                                                       8,175,864
      29,400   Novellus Systems, Inc.*                                                                          1,213,926
     225,600   PerkinElmer, Inc.                                                                                4,063,056
      42,400   Plantronics, Inc.*                                                                               1,179,144
      54,300   QLogic Corporation *                                                                             3,043,515
      26,200   SanDisk Corporation *                                                                            2,111,720
     197,600   Siebel Systems, Inc.*                                                                            2,487,784
     162,000   Storage Technology Corporation *                                                                 3,904,200
     181,400   SunGard Data Systems, Inc.*                                                                      5,088,270
      27,300   Symantec Corporation *                                                                           1,819,545
     400,500   Symbol Technologies, Inc.                                                                        5,002,245
      53,600   Synopsys, Inc.                                                                                   1,700,192
      78,900   UTStarcom, Inc.*                                                                                 2,485,350
      84,100   VeriSign, Inc.*                                                                                  1,334,667
     129,300   Vishay Intertechnology, Inc.*                                                                    2,424,375
     184,200   Wind River Systems, Inc.*                                                                        1,234,140
      43,000   Xilinx, Inc.*                                                                                    1,363,100
      31,350   Zebra Technologies Corporation                                                                   1,785,382
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   141,922,878
=========================================================================================================================

Materials (3.7%)
-------------------------------------------------------------------------------------------------------------------------
     504,500   Domtar, Inc.                                                                                     5,625,175
     217,000   FMC Corporation *                                                                                6,078,170
     159,700   Lafarge North America, Inc.                                                                      5,765,170
      36,900   NOVA Chemicals Corporation                                                                         789,660
     101,600   Packaging Corporation of America *                                                               2,001,520
      93,600   Pactiv Corporation *                                                                             2,063,880
     379,800   Sappi, Ltd.                                                                                      4,861,440
     133,200   Steel Dynamics, Inc.*                                                                            2,481,516
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 29,666,531
=========================================================================================================================

Utilities (4.3%)
-------------------------------------------------------------------------------------------------------------------------
     115,875   MDU Resources Group, Inc.                                                                        2,622,251
     249,000   National Fuel Gas Company                                                                        5,565,150
      47,200   NSTAR                                                                                            2,204,240
      98,700   PPL Corporation                                                                                  3,940,104
     269,300   Puget Energy, Inc.                                                                               6,121,189
     264,000   Vectren Corporation                                                                              6,230,400
     249,400   Wisconsin Energy Corporation                                                                     8,167,850
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 34,851,184
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $647,715,552)                                                         765,556,615
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (5.6%)                           Interest Rate(c)    Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
  $5,300,000   Alpine Securitization Corporation                                1.050%       11/17/2003        $5,297,527
   5,000,000   Delaware Funding Corporation                                     1.040         11/7/2003         4,999,133
  14,050,000   Sheffield Receivables Corporation                                1.040        11/10/2003        14,046,347
  12,223,724   The AAL Money Market Fund                                        0.528               N/A        12,223,724
   9,050,000   UBS Finance Corporation                                          1.040         11/3/2003         9,049,477
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                45,616,208
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $693,331,760)                                                         $811,172,823
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

(c) The interest rate shown reflects the yield, or for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Mid Cap Index Fund
Schedule of Investments as of October 31, 2003(a) (unaudited)

      Shares   Common Stock (96.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       7,060   Cincinnati Bell, Inc.*                                                                             $36,077
       1,500   Price Communications Corporation *                                                                  18,855
       1,735   Telephone and Data Systems, Inc.                                                                   108,611
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      163,543
=========================================================================================================================

Consumer Discretionary (16.1%)
-------------------------------------------------------------------------------------------------------------------------
       2,066   99 CENTS Only Stores *                                                                              61,505
       2,875   Abercrombie & Fitch Company *                                                                       81,938
       2,057   American Eagle Outfitters, Inc.*                                                                    32,891
       1,600   Applebee's International, Inc.                                                                      60,016
       1,986   ArvinMeritor, Inc.                                                                                  33,345
         580   Bandag, Inc.                                                                                        21,228
       1,895   Barnes & Noble, Inc.*                                                                               56,471
       3,315   Belo Corporation                                                                                    90,367
       1,315   Blyth, Inc.                                                                                         36,794
       1,020   Bob Evans Farms, Inc.                                                                               30,151
       2,265   Borders Group, Inc.*                                                                                51,302
         820   BorgWarner, Inc.                                                                                    65,264
       1,800   Boyd Gaming Corporation                                                                             27,468
       2,790   Brinker International, Inc.*                                                                        88,806
       2,150   Callaway Golf Company                                                                               34,938
       3,000   CarMax, Inc.*                                                                                       94,530
       1,500   Catalina Marketing Corporation *                                                                    26,475
       1,380   CBRL Group, Inc.                                                                                    53,475
       1,500   Cheesecake Factory, Inc.*                                                                           59,910
       2,500   Chico's FAS, Inc.*                                                                                  93,850
       1,440   Claire's Stores, Inc.                                                                               55,728
       5,400   Coach, Inc.                                                                                        191,538
       4,500   D.R. Horton, Inc.                                                                                  179,100
       3,302   Dollar Tree Stores, Inc.*                                                                          126,070
       1,600   Emmis Communications Corporation *                                                                  35,488
       1,500   Entercom Communications Corporation *                                                               68,715
       2,700   Extended Stay America, Inc.*                                                                        39,690
       1,600   Furniture Brands International, Inc.                                                                38,816
       2,200   Gentex Corporation                                                                                  85,910
       1,660   GTECH Holdings Corporation                                                                          74,169
       2,535   Harte-Hanks, Inc.                                                                                   50,370
         900   Hovnanian Enterprises, Inc.*                                                                        73,152
       1,555   International Speedway Corporation                                                                  66,150
       1,700   Krispy Kreme Doughnuts, Inc.*                                                                       73,644
       1,975   Lear Corporation*                                                                                  114,728
       1,360   Lee Enterprises, Inc.                                                                               57,338
       2,200   Lennar Corporation                                                                                 202,070
       1,775   Mandalay Resort Group                                                                               69,669
         735   Media General, Inc.                                                                                 48,547
       2,000   Michaels Stores, Inc.                                                                               94,940
         940   Modine Manufacturing Company                                                                        24,055
       1,920   Mohawk Industries, Inc.*                                                                           142,310
       1,425   Neiman Marcus Group, Inc.*                                                                          67,759
       1,600   O'Reilly Automotive, Inc.*                                                                          69,264
       2,145   Outback Steakhouse, Inc.                                                                            90,090
       8,720   Park Place Entertainment Corporation *                                                              83,712
       1,925   Payless ShoeSource, Inc.                                                                            25,468
       4,100   PETsMART, Inc.                                                                                     105,001
       2,600   Pier 1 Imports, Inc.                                                                                60,060
       2,815   Reader's Digest Association, Inc.                                                                   41,465
       2,300   Rent-A-Center, Inc.                                                                                 71,898
       2,260   Ross Stores, Inc.                                                                                  113,023
       1,900   Ruby Tuesday, Inc.                                                                                  51,965
       4,135   Saks, Inc.*                                                                                         57,476
       1,110   Scholastic Corporation *                                                                            34,332
       2,670   Six Flags, Inc.*                                                                                    15,806
         820   Superior Industries International, Inc.                                                             34,850
       1,100   Timberland Company *                                                                                57,145
       2,100   Toll Brothers, Inc.*                                                                                77,364
       1,505   Unifi, Inc.*                                                                                         7,510
         290   Washington Post Company                                                                            213,849
       2,960   Westwood One, Inc.*                                                                                 88,593
       3,370   Williams-Sonoma, Inc.*                                                                             119,062
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     4,498,613
=========================================================================================================================

Consumer Staples (4.5%)
-------------------------------------------------------------------------------------------------------------------------
       2,030   BJ's Wholesale Club, Inc.*                                                                          52,151
       1,210   Church & Dwight Company, Inc.                                                                       45,097
       3,000   Constellation Brands, Inc.*                                                                         94,110
       4,557   Dean Foods Company                                                                                 137,849
       2,805   Dial Corporation                                                                                    67,320
       2,500   Energizer Holdings, Inc.*                                                                           92,000
       4,025   Hormel Foods Corporation                                                                            99,377
       1,270   Interstate Bakeries Corporation                                                                     18,644
       1,495   J.M. Smucker Company                                                                                65,436
       1,045   Lancaster Colony Corporation                                                                        41,497
       1,100   Longs Drug Stores Corporation                                                                       24,640
       4,110   PepsiAmericas, Inc.                                                                                 61,568
       1,280   Ruddick Corporation                                                                                 20,429
       1,310   Sensient Technologies Corporation                                                                   25,152
       3,200   Smithfield Foods, Inc.*                                                                             68,032
       1,503   Toostie Roll Industries, Inc.                                                                       49,584
      10,192   Tyson Foods, Inc.                                                                                  145,440
         750   Universal Corporation                                                                               32,685
       1,800   Whole Foods Market, Inc.*                                                                          106,632
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,247,643
=========================================================================================================================

Energy (5.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   Cooper Cameron Corporation *                                                                        68,512
       4,380   ENSCO International, Inc.                                                                          115,413
       1,900   FMC Technologies, Inc.*                                                                             38,152
       1,500   Forest Oil Corporation *                                                                            35,175
       3,530   Grant Prideco, Inc.*                                                                                40,030
       2,110   Hanover Compressor Company *                                                                        22,366
       1,425   Helmerich & Payne, Inc.                                                                             37,777
       2,670   Murphy Oil Corporation                                                                             157,477
       2,400   National-Oilwell, Inc.*                                                                             45,768
       1,690   Noble Energy, Inc.                                                                                  67,127
         970   Overseas Shipholding Group, Inc.                                                                    26,442
       2,300   Patterson-UTI Energy, Inc.*                                                                         65,757
       3,460   Pioneer Natural Resources Company *                                                                 91,517
       1,900   Pogo Producing Company                                                                              79,439
       3,900   Pride International, Inc.*                                                                          63,882
       2,950   Smith International, Inc.*                                                                         109,828
       1,780   Tidewater, Inc.                                                                                     48,790
       3,380   Valero Energy Corporation                                                                          144,326
       2,755   Varco International, Inc.*                                                                          48,460
       3,830   Weatherford International, Ltd.*                                                                   133,092
       1,000   Western Gas Resources, Inc.                                                                         42,500
       5,300   XTO Energy, Inc.                                                                                   125,451
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,607,281
=========================================================================================================================

Financials (19.2%)
-------------------------------------------------------------------------------------------------------------------------
       2,375   A.G. Edwards, Inc.                                                                                  96,188
       1,565   Allmerica Financial Corporation *                                                                   41,676
       2,400   AMB Property Corporation                                                                            71,976
       2,000   American Financial Group, Inc.                                                                      44,540
       4,500   AmeriCredit Corporation*                                                                            60,300
       1,100   AmerUs Group Company                                                                                41,525
       2,600   Arthur J. Gallagher & Company                                                                       75,894
       2,196   Associated Banc-Corp                                                                                90,387
       2,330   Astoria Financial Corporation                                                                       80,711
       1,685   Bank of Hawaii Corporation                                                                          66,389
       4,700   Banknorth Group, Inc.                                                                              147,204
       2,000   Brown & Brown, Inc.                                                                                 60,900
       1,410   City National Corporation                                                                           84,896
       3,600   Colonial BancGroup, Inc.                                                                            56,448
       2,200   Commerce Bancorp, Inc.                                                                             106,348
       3,675   Compass Bancshares, Inc.                                                                           138,842
       1,500   Cullen/Frost Bankers, Inc.                                                                          58,140
      10,490   E*TRADE Group, Inc.*                                                                               108,047
       2,000   Eaton Vance Corporation                                                                             69,760
       1,605   Everest Re Group, Ltd.                                                                             133,135
       4,262   Fidelity National Financial, Inc.                                                                  131,781
       2,200   First American Corporation                                                                          63,030
       2,470   FirstMerit Corporation                                                                              63,677
       1,425   GATX Corporation                                                                                    32,048
       1,500   Greater Bay Bancorp                                                                                 40,440
       3,987   GreenPoint Financial Corporation                                                                   124,195
       1,900   HCC Insurance Holdings, Inc.                                                                        55,366
       4,575   Hibernia Corporation                                                                               103,349
       1,500   Highwoods Properties, Inc.                                                                          37,200
       1,230   Horace Mann Educators Corporation                                                                   16,298
       1,800   Hospitality Properties Trust                                                                        66,006
       1,600   Independence Community Bank Corporation                                                             58,800
       1,600   IndyMac Bancorp, Inc.                                                                               47,040
       1,312   Investment Technology Group, Inc.*                                                                  26,056
       1,900   Investors Financial Services Corporation                                                            67,127
       1,700   LaBranche & Company, Inc.                                                                           18,003
       1,995   Legg Mason, Inc.                                                                                   166,084
       1,700   Leucadia National Corporation                                                                       71,400
       2,300   Liberty Property Trust                                                                              83,674
       3,500   M&T Bank Corporation                                                                               328,649
       1,700   Mack-Cali Realty Corporation                                                                        64,073
       2,290   Mercantile Bankshares Corporation                                                                   97,027
       1,400   MONY Group, Inc.                                                                                    44,814
       5,944   National Commerce Financial Corporation                                                            163,282
       2,800   New Plan Excel Realty Trust, Inc.                                                                   63,560
       4,000   New York Community Bancorp, Inc.                                                                   144,800
       1,715   Ohio Casualty Corporation*                                                                          26,240
       3,485   Old Republic International Corporation                                                             125,251
       2,670   PMI Group, Inc.                                                                                    102,074
       2,055   Protective Life Corporation                                                                         66,726
       1,415   Provident Financial Group, Inc.                                                                     41,672
       2,700   Radian Group, Inc.                                                                                 142,830
       2,200   Roslyn Bancorp, Inc.                                                                                59,268
       3,100   SEI Investments Company                                                                             90,272
       1,000   Silicon Valley Bancshares *                                                                         35,100
       8,480   Sovereign Bancorp, Inc.                                                                            176,469
         900   StanCorp Financial Group, Inc.                                                                      56,745
       2,110   TCF Financial Corporation                                                                          110,100
       3,500   United Dominion Realty Trust, Inc.                                                                  61,075
       2,015   Unitrin, Inc.                                                                                       74,555
       2,400   W.R. Berkley Corporation                                                                            82,296
       2,400   Waddell & Reed Financial, Inc.                                                                      53,232
       2,000   Washington Federal, Inc.                                                                            52,680
       1,370   Webster Financial Corporation                                                                       61,239
         925   Westamerica Bancorporation                                                                          46,306
       1,970   Wilmington Trust Corporation                                                                        66,350
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,341,565
=========================================================================================================================

Health Care (12.4%)
-------------------------------------------------------------------------------------------------------------------------
       2,700   AdvancePCS, Inc.*                                                                                  138,969
       2,695   Apogent Technologies, Inc.*                                                                         59,155
       1,545   Apria Healthcare Group, Inc.*                                                                       44,805
       1,950   Barr Laboratories, Inc.                                                                            149,702
       1,810   Beckman Coulter, Inc.                                                                               89,866
       1,300   Charles River Laboratories International, Inc.*                                                     41,912
       2,800   Community Health Systems, Inc.*                                                                     67,256
       1,770   Covance, Inc.*                                                                                      46,073
       1,800   Coventry Health Care, Inc.*                                                                         98,550
       3,100   Cytyc Corporation*                                                                                  40,083
       2,332   Dentsply International, Inc.                                                                       103,051
       1,800   Edwards Lifesciences Corporation *                                                                  52,200
       2,750   First Health Group Corporation *                                                                    67,128
       5,940   Gilead Sciences, Inc.*                                                                             324,205
       3,350   Health Net, Inc.*                                                                                  105,826
       1,300   Henry Schein, Inc.*                                                                                 80,665
       1,830   Hillenbrand Industries, Inc.                                                                       108,940
       2,370   ICN Pharmaceuticals, Inc.                                                                           45,765
       4,500   IDEC Pharmaceuticals Corporation *                                                                 158,085
       5,700   IVAX Corporation *                                                                                 109,782
       1,100   LifePoint Hospitals, Inc.*                                                                          28,281
       2,830   Lincare Holdings, Inc.*                                                                            110,200
       8,622   Millennium Pharmaceuticals, Inc.*                                                                  137,262
       7,823   Mylan Laboratories, Inc.                                                                           188,913
       2,985   Omnicare, Inc.                                                                                     114,445
       2,400   Oxford Health Plans, Inc.*                                                                          97,200
       1,075   PacifiCare Health Systems, Inc.*                                                                    63,962
       2,000   Patterson Dental Company*                                                                          127,960
       2,030   Perrigo Company                                                                                     27,304
       1,000   Pharmaceutical Resources, Inc.*                                                                     72,280
       2,700   Protein Design Labs, Inc.*                                                                          36,396
       2,470   Sepracor, Inc.*                                                                                     65,776
       3,400   Sicor, Inc.*                                                                                        91,120
       1,980   STERIS Corporation*                                                                                 41,224
       2,200   Triad Hospitals, Inc.*                                                                              67,606
       1,700   Universal Health Services, Inc.*                                                                    79,985
       2,000   Varian Medical Systems, Inc.*                                                                      127,880
       2,200   Vertex Pharmaceuticals, Inc.*                                                                       28,864
       1,350   VISX, Inc.*                                                                                         32,751
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                3,471,427
=========================================================================================================================

Industrials (11.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,110   AGCO Corporation *                                                                                  37,980
         735   Alaska Air Group, Inc. *                                                                            21,161
       1,250   Alexander & Baldwin, Inc.                                                                           38,762
       2,530   ALLETE, Inc.                                                                                        76,431
         960   AMETEK, Inc.                                                                                        45,168
         710   Banta Corporation                                                                                   27,165
       1,505   Brink's Company                                                                                     30,175
       2,510   C.H. Robinson Worldwide, Inc.                                                                       98,342
       2,900   Career Education Corporation                                                                       155,295
         865   Carlisle Companies, Inc.                                                                            49,608
       2,500   ChoicePoint, Inc.*                                                                                  87,600
       1,415   CNF, Inc.                                                                                           49,553
       2,600   Copart, Inc.*                                                                                       32,422
       1,300   Corinthian Colleges, Inc.*                                                                          80,496
       1,995   DeVry, Inc.*                                                                                        48,419
       1,295   Donaldson Company, Inc.                                                                             74,100
       2,200   Dun & Bradstreet Corporation *                                                                     102,410
       1,400   Dycom Industries, Inc.*                                                                             30,254
       1,100   Education Management Corporation *                                                                  69,498
       1,300   EGL, Inc.*                                                                                          21,203
       3,100   Expeditors International of Washington, Inc.                                                       116,374
       2,270   Fastenal Company                                                                                   100,947
       1,395   Federal Signal Corporation                                                                          20,632
       1,600   Flowserve Corporation *                                                                             32,736
       3,700   Gartner Group, Inc.*                                                                                47,175
       1,300   Graco, Inc.                                                                                         49,530
       1,230   Granite Construction, Inc.                                                                          24,588
       1,230   Harsco Corporation                                                                                  47,121
       2,080   Herman Miller, Inc.                                                                                 47,778
       1,715   HON INDUSTRIES, Inc.                                                                                70,315
       1,755   Hubbell, Inc.                                                                                       75,184
       2,280   J.B. Hunt Transport Services, Inc.                                                                  57,866
       1,620   Jacobs Engineering Group, Inc.*                                                                     75,038
       1,800   JetBlue Airways Corporation *                                                                      103,824
         990   Kelly Services, Inc.                                                                                24,255
       1,065   Kennametal, Inc.                                                                                    39,277
       1,000   Korn/Ferry International *                                                                           8,740
       2,850   L-3 Communications Holdings, Inc.*                                                                 133,209
       2,250   Manpower, Inc.                                                                                     104,400
         960   Nordson Corporation                                                                                 26,602
       1,415   Pentair, Inc.                                                                                       58,015
       1,500   Precision Castparts Corporation                                                                     61,695
       3,300   Quanta Services, Inc.*                                                                              26,994
       4,700   Republic Services, Inc.                                                                            109,275
       1,260   Rollins, Inc.                                                                                       25,603
         275   Sequa Corporation *                                                                                 13,118
       1,705   Sotheby's Holdings, Inc.*                                                                           18,158
       2,240   SPX Corporation*                                                                                   107,789
       1,200   Stericycle, Inc.*                                                                                   55,416
       2,450   Swift Transportation Company, Inc.*                                                                 54,954
       1,300   Sylvan Learning Systems, Inc.*                                                                      36,790
         585   Tecumseh Products Company                                                                           23,973
       1,135   Teleflex, Inc.                                                                                      52,221
       1,320   Trinity Industries, Inc.                                                                            33,594
       2,200   United Rentals, Inc.*                                                                               38,324
       1,475   Valassis Communications, Inc.*                                                                      38,202
       2,515   Viad Corporation                                                                                    62,825
       2,375   Werner Enterprises, Inc.                                                                            42,845
       1,120   York International Corporation                                                                      44,509
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,285,933
=========================================================================================================================

Information Technology (15.9%)
-------------------------------------------------------------------------------------------------------------------------
      10,700 3Com Corporation*                                                                                     77,040
       2,500   Activision, Inc.                                                                                    37,725
       2,445   Acxiom Corporation *                                                                                38,876
       1,145   ADTRAN, Inc.                                                                                        77,894
       2,500   Advanced Fibre Communications, Inc.*                                                                60,175
         900   Advent Software, Inc.*                                                                              16,479
       3,850   Affiliated Computer Services, Inc.*                                                                188,380
       2,925   Arrow Electronics, Inc.*                                                                            62,449
       1,678   Ascential Software Corporation *                                                                    37,235
      13,590   Atmel Corporation*                                                                                  76,648
       3,460   Avnet, Inc.*                                                                                        67,124
       1,400   Avocent Corporation *                                                                               52,920
       3,500   BISYS Group, Inc.*                                                                                  50,050
         717   Cabot Microelectonics Corporation *                                                                 40,869
       7,880   Cadence Design Systems, Inc.*                                                                      121,273
       2,450   CDW Corporation                                                                                    147,122
       4,300   Ceridian Corporation *                                                                              90,300
       1,900   Certegy, Inc.                                                                                       63,954
       2,270   CheckFree Corporation *                                                                             62,493
       1,700   CommScope, Inc.*                                                                                    26,333
       1,800   Credence Systems Corporation *                                                                      29,358
       2,100   Cree, Inc.*                                                                                         37,296
       1,445   CSG Systems International, Inc.*                                                                    16,603
       3,440   Cypress Semiconductor Corporation *                                                                 73,822
       2,090   Diebold, Inc.                                                                                      119,255
       3,390   DST Systems, Inc.*                                                                                 128,210
       1,400   Fair Isaac Corporation                                                                              89,292
       3,400   Fairchild Semiconductor International, Inc.*                                                        76,840
       1,895   Harris Corporation                                                                                  70,532
       1,000   Imation Corporation                                                                                 34,050
       2,000   Integrated Circuit Systems, Inc.*                                                                   67,140
       3,005   Integrated Device Technology, Inc.*                                                                 47,178
       1,900   International Rectifier Corporation *                                                               90,687
       1,400   Internet Security Systems, Inc.*                                                                    22,974
       4,000   Intersil Corporation                                                                               103,160
       2,500   Jack Henry & Associates, Inc.                                                                       49,950
       1,815   Keane, Inc.*                                                                                        23,849
       2,500   KEMET Corporation *                                                                                 33,125
       3,700   Lam Research Corporation *                                                                         106,338
       3,200   Lattice Semiconductor Corporation *                                                                 24,960
       1,400   LTX Corporation *                                                                                   20,006
       1,800   Macromedia, Inc.*                                                                                   34,398
       1,400   Macrovision Corporation *                                                                           30,758
       3,300   McDATA Corporation *                                                                                34,089
       1,950   Mentor Graphics Corporation *                                                                       32,662
       2,600   Micrel, Inc.*                                                                                       42,900
       5,960   Microchip Technology, Inc.                                                                         194,952
       2,925   MPS Group, Inc.*                                                                                    27,934
       1,500   National Instruments Corporation                                                                    63,870
       4,595   Network Associates, Inc.*                                                                           64,008
       1,100   Newport Corporation *                                                                               17,336
       1,300   Plantronics, Inc.*                                                                                  36,153
       1,200   Plexus Corporation *                                                                                20,748
       2,890   Polycom, Inc.*                                                                                      57,887
       1,800   Powerwave Technologies, Inc.*                                                                       11,718
       5,080   Quantum Corporation *                                                                               15,799
       1,500   Retek, Inc.*                                                                                        15,045
       1,955   Reynolds & Reynolds Company                                                                         53,098
       5,300   RF Micro Devices, Inc.*                                                                             62,063
       1,700   RSA Security, Inc.*                                                                                 22,049
       2,300   SanDisk Corporation *                                                                              185,380
       2,100   Semtech Corporation *                                                                               46,620
       1,500   Silicon Laboratories, Inc.*                                                                         80,970
       3,160   Storage Technology Corporation *                                                                    76,156
       2,700   Sybase, Inc.*                                                                                       48,330
       4,600   Synopsys, Inc.                                                                                     145,912
       1,645   Tech Data Corporation *                                                                             54,153
       2,300   Titan Corporation *                                                                                 48,576
         985   Transaction Systems Architects, Inc.*                                                               19,700
       3,815   TriQuint Semiconductor, Inc.*                                                                       27,354
       1,000   Varian, Inc.*                                                                                       35,810
       4,595   Vishay Intertechnology, Inc.*                                                                       86,156
       2,300   Wind River Systems, Inc.*                                                                           15,410
       1,300   Zebra Technologies Corporation                                                                      74,035
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     4,441,993
=========================================================================================================================

Materials (3.9%)
-------------------------------------------------------------------------------------------------------------------------
       2,095   Airgas, Inc.                                                                                        40,119
       1,180   Albemarle Corporation                                                                               31,648
       1,500   Arch Coal, Inc.                                                                                     36,750
       1,645   Bowater, Inc.                                                                                       67,165
       1,775   Cabot Corporation                                                                                   49,522
         680   Carpenter Technology Corporation                                                                    17,578
       3,220   Crompton Corporation                                                                                17,259
       1,165   Cytec Industries, Inc.*                                                                             40,670
       1,190   Ferro Corporation                                                                                   24,431
       1,000   FMC Corporation *                                                                                   28,010
       1,240   Glatfelter Company                                                                                  15,810
       3,280   IMC Global, Inc.                                                                                    22,927
       1,420   Longview Fibre Company                                                                              15,265
       1,470   Lubrizol Corporation                                                                                44,541
       5,010   Lyondell Chemical Company                                                                           71,643
       1,405   Martin Marietta Materials, Inc.                                                                     57,563
         570   Minerals Technologies, Inc.                                                                         31,236
       1,685   Olin Corporation                                                                                    29,336
       3,000   Packaging Corporation of America *                                                                  59,100
       1,600   Peabody Energy Corporation                                                                          53,328
         800   Potlatch Corporation                                                                                25,008
       1,267   Rayonier, Inc.                                                                                      53,277
       3,315   RPM International, Inc.                                                                             47,902
         900   Scotts Company *                                                                                    51,975
       2,775   Sonoco Products Company                                                                             59,024
       1,500   Valspar Corporation                                                                                 71,550
       1,420   Wausau-Mosinee Paper Corporation                                                                    17,551
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,080,188
=========================================================================================================================

Utilities (6.1%)
-------------------------------------------------------------------------------------------------------------------------
       1,885   AGL Resources, Inc.                                                                                 53,063
       3,175   Alliant Energy Corporation                                                                          76,390
       5,595   Aquila, Inc.                                                                                        22,100
         970   Black Hills Corporation                                                                             31,205
       3,645   DPL, Inc.                                                                                           66,412
       2,150   Duquesne Light Holdings, Inc.                                                                       34,550
       4,265   Energy East Corporation                                                                             95,749
       1,800   Equitable Resources, Inc.                                                                           74,160
       2,030   Great Plains Energy, Inc.                                                                           64,716
       1,085   Hawaiian Electric Industries, Inc.                                                                  49,660
       1,125   IDACORP, Inc.                                                                                       30,544
       3,300   MDU Resources Group, Inc.                                                                           74,679
       2,370   National Fuel Gas Company                                                                           52,970
       3,825   Northeast Utilities Service Company                                                                 72,063
       1,515   NSTAR                                                                                               70,750
       2,465   OGE Energy Corporation                                                                              56,227
       2,200   ONEOK, Inc.                                                                                         43,758
       4,932   Pepco Holdings, Inc.                                                                                86,803
       2,000   Philadelphia Suburban Corporation                                                                   47,240
       1,130   PNM Resources, Inc.                                                                                 31,956
       2,725   Puget Energy, Inc.                                                                                  61,939
       2,405   Questar Corporation                                                                                 76,359
       3,190   SCANA Corporation                                                                                  109,385
       3,370   Sierra Pacific Resources *                                                                          20,119
       2,140   Vectren Corporation                                                                                 50,504
       2,100   Westar Energy, Inc.                                                                                 41,958
       1,380   WGL Holdings, Inc.                                                                                  38,157
       3,410   Wisconsin Energy Corporation                                                                       111,678
       1,000   WPS Resources Corporation                                                                           44,330
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,689,424
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $24,095,291)                                                           26,827,610
=========================================================================================================================

      Shares   Short-Term Investments (3.7%)                            Interest Rate(b)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
   1,036,465   The AAL Money Market Fund(c)                                     0.528%              N/A        $1,036,465
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,036,465
-------------------------------------------------------------------------------------------------------------------------
               Total Investment (cost $25,131,756)                                                            $27,864,075
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

(c) At October 31, 2003, $48,000 in cash was pledged as
    the initial margin deposit and $1,036,465 of the AAL
    Money Market Fund was pledged as collateral to cover
    open financial futures contracts written as follows:

                                                                                               Notional
                      Number of        Expiration                              Market         Principal        Unrealized
Type                  Contracts              Date          Position             Value            Amount              Gain
-------------------------------------------------------------------------------------------------------------------------
S&P 400 Mini Futures         20     December 2003              Long          $1,010,000      $1,053,450           $43,450

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Mid Cap Index Fund II
Schedule of Investments as of October 31, 2003(a) (unaudited)

      Shares   Common Stock (98.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       9,310   Cincinnati Bell, Inc.*                                                                             $47,574
       2,100   Price Communications Corporation *                                                                  26,397
       2,210   Telephone and Data Systems, Inc.                                                                   138,346
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      212,317
=========================================================================================================================

Consumer Discretionary (16.4%)
-------------------------------------------------------------------------------------------------------------------------
       2,700   99 CENTS Only Stores *                                                                              80,379
       3,670   Abercrombie & Fitch Company *                                                                      104,595
       2,700   American Eagle Outfitters, Inc.*                                                                    43,173
       2,200   Applebee's International, Inc.                                                                      82,522
       2,717   ArvinMeritor, Inc.                                                                                  45,618
         780   Bandag, Inc.                                                                                        28,548
       2,460   Barnes & Noble, Inc.*                                                                               73,308
       4,410   Belo Corporation                                                                                   120,217
       1,810   Blyth, Inc.                                                                                         50,644
       1,410   Bob Evans Farms, Inc.                                                                               41,680
       2,960   Borders Group, Inc.*                                                                                67,044
       1,120   BorgWarner, Inc.                                                                                    89,141
       2,500   Boyd Gaming Corporation                                                                             38,150
       3,675   Brinker International, Inc.*                                                                       116,975
       2,950   Callaway Golf Company                                                                               47,938
       3,900   CarMax, Inc.*                                                                                      122,889
       2,000   Catalina Marketing Corporation *                                                                    35,300
       1,900   CBRL Group, Inc.                                                                                    73,625
       2,000   Cheesecake Factory, Inc.*                                                                           79,880
       3,300   Chico's FAS, Inc.*                                                                                 123,882
       1,830   Claire's Stores, Inc.                                                                               70,821
       6,900   Coach, Inc.                                                                                        244,743
       5,950   D.R. Horton, Inc.                                                                                  236,810
       4,370   Dollar Tree Stores, Inc.*                                                                          166,847
       2,000   Emmis Communications Corporation *                                                                  44,360
       1,900   Entercom Communications Corporation *                                                               87,039
       3,700   Extended Stay America, Inc.*                                                                        54,390
       2,120   Furniture Brands International, Inc.                                                                51,431
       2,900   Gentex Corporation                                                                                 113,245
       2,300   GTECH Holdings Corporation                                                                         102,764
       3,420   Harte-Hanks, Inc.                                                                                   67,955
       1,100   Hovnanian Enterprises, Inc.*                                                                        89,408
       2,050   International Speedway Corporation                                                                  87,207
       2,200   Krispy Kreme Doughnuts, Inc.*                                                                       95,304
       2,560   Lear Corporation *                                                                                 148,710
       1,770   Lee Enterprises, Inc.                                                                               74,623
       3,000   Lennar Corporation                                                                                 275,552
       2,270   Mandalay Resort Group                                                                              $89,098
       1,010   Media General, Inc.                                                                                 66,710
       2,500   Michaels Stores, Inc.                                                                              118,675
       1,350   Modine Manufacturing Company                                                                        34,546
       2,460   Mohawk Industries, Inc.*                                                                           182,335
       1,810   Neiman Marcus Group, Inc.*                                                                          86,066
       2,000   O'Reilly Automotive, Inc.*                                                                          86,580
       2,960   Outback Steakhouse, Inc.                                                                           124,320
      11,580   Park Place Entertainment Corporation *                                                             111,168
       2,670   Payless ShoeSource, Inc.                                                                            35,324
       5,400   PETsMART, Inc.                                                                                     138,294
       3,400   Pier 1 Imports, Inc.                                                                                78,540
       3,890   Reader's Digest Association, Inc.                                                                   57,300
       3,100   Rent-A-Center, Inc.                                                                                 96,906
       2,850   Ross Stores, Inc.                                                                                  142,528
       2,500   Ruby Tuesday, Inc.                                                                                  68,375
       5,410   Saks, Inc.*                                                                                         75,199
       1,580   Scholastic Corporation *                                                                            48,869
       3,570   Six Flags, Inc.*                                                                                    21,134
       1,120   Superior Industries International, Inc.                                                             47,600
       1,300   Timberland Company*                                                                                 67,535
       2,800   Toll Brothers, Inc.*                                                                               103,152
       2,080   Unifi, Inc.*                                                                                        10,379
         360   Washington Post Company                                                                            265,468
       3,850   Westwood One, Inc.*                                                                                115,230
       4,460   Williams-Sonoma, Inc.*                                                                             157,572
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     5,905,620
=========================================================================================================================

Consumer Staples (4.6%)
-------------------------------------------------------------------------------------------------------------------------
       2,620   BJ's Wholesale Club, Inc.*                                                                          67,308
       1,620   Church & Dwight Company, Inc.                                                                       60,377
       4,000   Constellation Brands, Inc.*                                                                        125,480
       5,913   Dean Foods Company                                                                                 178,868
       3,700   Dial Corporation                                                                                    88,800
       3,150   Energizer Holdings, Inc.*                                                                          115,920
       5,400   Hormel Foods Corporation                                                                           133,326
       1,760   Interstate Bakeries Corporation                                                                     25,837
       1,988   J.M. Smucker Company                                                                                87,015
       1,430   Lancaster Colony Corporation                                                                        56,785
       1,500   Longs Drug Stores Corporation                                                                       33,600
       5,560   PepsiAmericas, Inc.                                                                                 83,289
       1,790   Ruddick Corporation                                                                                 28,568
       1,820   Sensient Technologies Corporation                                                                   34,944
       4,100   Smithfield Foods, Inc.*                                                                             87,166
       2,046   Toostie Roll Industries, Inc.                                                                       67,498
      13,422   Tyson Foods, Inc.                                                                                  191,532
       1,040   Universal Corporation                                                                               45,323
       2,200   Whole Foods Market, Inc.*                                                                          130,328
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,641,964
=========================================================================================================================

Energy (5.9%)
-------------------------------------------------------------------------------------------------------------------------
       2,200   Cooper Cameron Corporation *                                                                        94,204
       5,770   ENSCO International, Inc.                                                                          152,040
       2,600   FMC Technologies, Inc.*                                                                             52,208
       2,100   Forest Oil Corporation *                                                                            49,245
       4,720   Grant Prideco, Inc.*                                                                                53,525
       2,890   Hanover Compressor Company *                                                                        30,634
       2,020   Helmerich & Payne, Inc.                                                                             53,550
       3,460   Murphy Oil Corporation                                                                             204,071
       3,300   National-Oilwell, Inc.*                                                                             62,931
       2,170   Noble Energy, Inc.                                                                                  86,192
       1,390   Overseas Shipholding Group, Inc.                                                                    37,891
       3,100   Patterson-UTI Energy, Inc.*                                                                         88,629
       4,450   Pioneer Natural Resources Company *                                                                117,702
       2,500   Pogo Producing Company                                                                             104,525
       5,200   Pride International, Inc.*                                                                          85,176
       3,760   Smith International, Inc.*                                                                         139,985
       2,410   Tidewater, Inc.                                                                                     66,058
       4,370   Valero Energy Corporation                                                                          186,599
       3,780   Varco International, Inc.*                                                                          66,490
       5,020   Weatherford International, Ltd.*                                                                   174,445
       1,300   Western Gas Resources, Inc.                                                                         55,250
       7,000   XTO Energy, Inc.                                                                                   165,690
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,127,040
=========================================================================================================================

Financials (19.6%)
-------------------------------------------------------------------------------------------------------------------------
       3,060   A.G. Edwards, Inc.                                                                                 123,930
       2,060   Allmerica Financial Corporation *                                                                   54,858
       3,200   AMB Property Corporation                                                                            95,968
       2,700   American Financial Group, Inc.                                                                      60,129
       6,000   AmeriCredit Corporation *                                                                           80,400
       1,600   AmerUs Group Company                                                                                60,400
       3,500   Arthur J. Gallagher & Company                                                                      102,165
       2,919   Associated Banc-Corp                                                                               120,146
       3,180   Astoria Financial Corporation                                                                      110,155
       2,270   Bank of Hawaii Corporation                                                                          89,438
       6,250   Banknorth Group, Inc.                                                                              195,750
       2,600   Brown & Brown, Inc.                                                                                 79,170
       1,900   City National Corporation                                                                          114,399
       4,800   Colonial BancGroup, Inc.                                                                            75,264
       2,800   Commerce Bancorp, Inc.                                                                             135,352
       4,920   Compass Bancshares, Inc.                                                                           185,878
       2,000   Cullen/Frost Bankers, Inc.                                                                          77,520
      13,870   E*TRADE Group, Inc.*                                                                               142,861
       2,700   Eaton Vance Corporation                                                                             94,176
       2,090   Everest Re Group, Ltd.                                                                             173,366
       5,625   Fidelity National Financial, Inc.                                                                  173,925
       3,000   First American Corporation                                                                          85,950
       3,250   FirstMerit Corporation                                                                              83,785
       1,900   GATX Corporation                                                                                    42,731
       2,000   Greater Bay Bancorp                                                                                 53,920
       5,255   GreenPoint Financial Corporation                                                                   163,693
       2,500   HCC Insurance Holdings, Inc.                                                                        72,850
       6,060   Hibernia Corporation                                                                               136,895
       2,100   Highwoods Properties, Inc.                                                                          52,080
       1,650   Horace Mann Educators Corporation                                                                   21,862
       2,500   Hospitality Properties Trust                                                                        91,675
       2,100   Independence Community Bank Corporation                                                             77,175
       2,200   IndyMac Bancorp, Inc.                                                                               64,680
       1,740   Investment Technology Group, Inc.*                                                                  34,556
       2,500   Investors Financial Services Corporation                                                            88,325
       2,300   LaBranche & Company, Inc.                                                                           24,357
       2,430   Legg Mason, Inc.                                                                                   202,298
       2,300   Leucadia National Corporation                                                                       96,600
       3,100   Liberty Property Trust                                                                             112,778
       4,500   M&T Bank Corporation                                                                               422,550
       2,300   Mack-Cali Realty Corporation                                                                        86,687
       3,080   Mercantile Bankshares Corporation                                                                  130,500
       1,900   MONY Group, Inc.                                                                                    60,819
       7,820   National Commerce Financial Corporation                                                            214,815
       3,800   New Plan Excel Realty Trust, Inc.                                                                   86,260
       5,233   New York Community Bancorp, Inc.                                                                   189,435
       2,410   Ohio Casualty Corporation *                                                                         36,873
       4,610   Old Republic International Corporation                                                             165,683
       3,540   PMI Group, Inc.                                                                                    135,334
       2,650   Protective Life Corporation                                                                         86,046
       1,910   Provident Financial Group, Inc.                                                                     56,250
       3,500   Radian Group, Inc.                                                                                 185,150
       3,000   Roslyn Bancorp, Inc.                                                                                80,820
       4,000   SEI Investments Company                                                                            116,480
       1,400   Silicon Valley Bancshares *                                                                         49,140
      11,120   Sovereign Bancorp, Inc.                                                                            231,407
       1,200   StanCorp Financial Group, Inc.                                                                      75,660
       2,790   TCF Financial Corporation                                                                          145,582
       4,700   United Dominion Realty Trust, Inc.                                                                  82,015
       2,690   Unitrin, Inc.                                                                                       99,530
       3,100   W.R. Berkley Corporation                                                                           106,299
       3,200   Waddell & Reed Financial, Inc.                                                                      70,976
       2,700   Washington Federal, Inc.                                                                            71,118
       1,850   Webster Financial Corporation                                                                       82,695
       1,310   Westamerica Bancorporation                                                                          65,579
       2,540   Wilmington Trust Corporation                                                                        85,547
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 7,070,710
=========================================================================================================================

Health Care (12.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,500   AdvancePCS, Inc.*                                                                                  180,145
       3,490   Apogent Technologies, Inc.*                                                                         76,606
       2,140   Apria Healthcare Group, Inc.*                                                                       62,060
       2,550   Barr Laboratories, Inc.                                                                            195,764
       2,300   Beckman Coulter, Inc.                                                                              114,195
       1,700   Charles River Laboratories International, Inc.*                                                     54,808
       3,700   Community Health Systems, Inc.*                                                                     88,874
       2,290   Covance, Inc.*                                                                                      59,609
       2,300   Coventry Health Care, Inc.*                                                                        125,925
       4,200   Cytyc Corporation*                                                                                  54,306
       2,960   Dentsply International, Inc.                                                                       130,802
       2,290   Edwards Lifesciences Corporation *                                                                  66,410
       3,620   First Health Group Corporation*                                                                     88,364
       7,720   Gilead Sciences, Inc.*                                                                             421,358
       4,440   Health Net, Inc.*                                                                                  140,260
       1,600   Henry Schein, Inc.*                                                                                 99,280
       2,330   Hillenbrand Industries, Inc.                                                                       138,705
       3,170   ICN Pharmaceuticals, Inc.                                                                           61,213
       5,940   IDEC Pharmaceuticals Corporation *                                                                 208,672
       7,425   IVAX Corporation*                                                                                  143,006
       1,400   LifePoint Hospitals, Inc.*                                                                          35,994
       3,700   Lincare Holdings, Inc.*                                                                            144,078
      11,438   Millennium Pharmaceuticals, Inc.*                                                                  182,093
      10,275   Mylan Laboratories, Inc.                                                                           248,141
       3,880   Omnicare, Inc.                                                                                     148,759
       3,100   Oxford Health Plans, Inc.*                                                                         125,550
       1,400   PacifiCare Health Systems, Inc.*                                                                    83,300
       2,600   Patterson Dental Company *                                                                         166,348
       2,620   Perrigo Company                                                                                     35,239
       1,300   Pharmaceutical Resources, Inc.*                                                                     93,964
       3,500   Protein Design Labs, Inc.*                                                                          47,180
       3,220   Sepracor, Inc.*                                                                                     85,749
       4,500   Sicor, Inc.*                                                                                       120,600
       2,670   STERIS Corporation*                                                                                 55,589
       2,800   Triad Hospitals, Inc.*                                                                              86,044
       2,200   Universal Health Services, Inc.*                                                                   103,510
       2,600   Varian Medical Systems, Inc.*                                                                      166,244
       2,900   Vertex Pharmaceuticals, Inc.*                                                                       38,048
       1,820   VISX, Inc.*                                                                                         44,153
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,520,945
=========================================================================================================================

Industrials (12.1%)
-------------------------------------------------------------------------------------------------------------------------
       2,810   AGCO Corporation *                                                                                  50,580
       1,120   Alaska Air Group, Inc.*                                                                             32,245
       1,650   Alexander & Baldwin, Inc.                                                                           51,166
       3,330   ALLETE, Inc.                                                                                       100,599
       1,370   AMETEK, Inc.                                                                                        64,458
       1,010   Banta Corporation                                                                                   38,643
       2,140   Brink's Company                                                                                     42,907
       3,220   C.H. Robinson Worldwide, Inc.                                                                      126,160
       3,800   Career Education Corporation                                                                       203,490
       1,260   Carlisle Companies, Inc.                                                                            72,261
       3,233   ChoicePoint, Inc.*                                                                                 113,284
       1,910   CNF, Inc.                                                                                           66,888
       3,500   Copart, Inc.*                                                                                       43,645
       1,700   Corinthian Colleges, Inc.*                                                                         105,264
       2,590   DeVry, Inc.*                                                                                        62,859
       1,690   Donaldson Company, Inc.                                                                             96,702
       2,800   Dun & Bradstreet Corporation*                                                                      130,340
       1,800   Dycom Industries, Inc.*                                                                             38,898
       1,400   Education Management Corporation *                                                                  88,452
       1,900   EGL, Inc.*                                                                                          30,989
       4,000   Expeditors International of Washington, Inc.                                                       150,160
       2,840   Fastenal Company                                                                                   126,295
       1,880   Federal Signal Corporation                                                                          27,805
       2,220   Flowserve Corporation *                                                                             45,421
       4,800   Gartner Group, Inc.*                                                                                61,200
       1,800   Graco, Inc.                                                                                         68,580
       1,645   Granite Construction, Inc.                                                                          32,884
       1,640   Harsco Corporation                                                                                  62,828
       2,870   Herman Miller, Inc.                                                                                 65,924
       2,310   HON INDUSTRIES, Inc.                                                                                94,710
       2,330   Hubbell, Inc.                                                                                       99,817
       3,000   J.B. Hunt Transport Services, Inc.                                                                  76,140
       2,040   Jacobs Engineering Group, Inc.*                                                                     94,493
       2,400   JetBlue Airways Corporation *                                                                      138,432
       1,400   Kelly Services, Inc.                                                                                34,300
       1,460   Kennametal, Inc.                                                                                    53,845
       1,500   Korn/Ferry International *                                                                          13,110
       3,660   L-3 Communications Holdings, Inc.*                                                                 171,068
       2,940   Manpower, Inc.                                                                                     136,416
       1,380   Nordson Corporation                                                                                 38,240
       1,910   Pentair, Inc.                                                                                       78,310
       2,020   Precision Castparts Corporation                                                                     83,083
       4,390   Quanta Services, Inc.*                                                                              35,910
       6,100   Republic Services, Inc.                                                                            141,825
       1,775   Rollins, Inc.                                                                                       36,068
         490   Sequa Corporation *                                                                                 23,373
       2,400   Sotheby's Holdings, Inc.*                                                                           25,560
       2,940   SPX Corporation *                                                                                  141,473
       1,600   Stericycle, Inc.*                                                                                   73,888
       3,130   Swift Transportation Company, Inc.*                                                                 70,206
       1,600   Sylvan Learning Systems, Inc.*                                                                      45,280
         760   Tecumseh Products Company                                                                           31,145
       1,620   Teleflex, Inc.                                                                                      74,536
       1,830   Trinity Industries, Inc.                                                                            46,574
       2,900   United Rentals, Inc.*                                                                               50,518
       1,960   Valassis Communications, Inc.*                                                                      50,764
       3,390   Viad Corporation                                                                                    84,682
       3,100   Werner Enterprises, Inc.                                                                            55,924
       1,620   York International Corporation                                                                      64,379
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,364,996
=========================================================================================================================

Information Technology (16.1%)
-------------------------------------------------------------------------------------------------------------------------
      14,100   3Com Corporation *                                                                                 101,520
       3,300   Activision, Inc.                                                                                    49,797
       3,230   Acxiom Corporation *                                                                                51,357
       1,430   ADTRAN, Inc.                                                                                        97,283
       3,200   Advanced Fibre Communications, Inc.*                                                                77,024
       1,300   Advent Software, Inc.*                                                                              23,803
       5,040   Affiliated Computer Services, Inc.*                                                                246,607
       3,820   Arrow Electronics, Inc.*                                                                            81,557
       2,195   Ascential Software Corporation *                                                                    48,707
      17,960   Atmel Corporation*                                                                                 101,294
       4,540   Avnet, Inc.*                                                                                        88,076
       1,760   Avocent Corporation *                                                                               66,528
       4,600   BISYS Group, Inc.*                                                                                  65,780
         915   Cabot Microelectonics Corporation *                                                                 52,155
      10,380   Cadence Design Systems, Inc.*                                                                      159,748
       3,140   CDW Corporation                                                                                    188,557
       5,600   Ceridian Corporation *                                                                             117,600
       2,500   Certegy, Inc.                                                                                       84,150
       2,990   CheckFree Corporation *                                                                             82,315
       2,330   CommScope, Inc.*                                                                                    36,092
       2,400   Credence Systems Corporation *                                                                      39,144
       2,800   Cree, Inc.*                                                                                         49,728
       2,040   CSG Systems International, Inc.*                                                                    23,440
       4,510   Cypress Semiconductor Corporation*                                                                  96,785
       2,700   Diebold, Inc.                                                                                      154,062
       4,360   DST Systems, Inc.*                                                                                 164,895
       1,800   Fair Isaac Corporation                                                                             114,804
       4,500   Fairchild Semiconductor International, Inc.*                                                       101,700
       2,490   Harris Corporation                                                                                  92,678
       1,400   Imation Corporation                                                                                 47,670
       2,600   Integrated Circuit Systems, Inc.*                                                                   87,282
       3,990   Integrated Device Technology, Inc.*                                                                 62,643
       2,400   International Rectifier Corporation *                                                              114,552
       1,900   Internet Security Systems, Inc.*                                                                    31,179
       5,300   Intersil Corporation                                                                               136,687
       3,300   Jack Henry & Associates, Inc.                                                                       65,934
       2,500   Keane, Inc.*                                                                                        32,850
       3,400   KEMET Corporation *                                                                                 45,050
       4,800   Lam Research Corporation *                                                                         137,952
       4,400   Lattice Semiconductor Corporation *                                                                 34,320
       1,900   LTX Corporation *                                                                                   27,151
       2,320   Macromedia, Inc.*                                                                                   44,335
       1,800   Macrovision Corporation *                                                                           39,546
       4,300   McDATA Corporation *                                                                                44,419
       2,640   Mentor Graphics Corporation *                                                                       44,220
       3,510   Micrel, Inc.*                                                                                       57,915
       7,835   Microchip Technology, Inc.                                                                         256,283
       3,820   MPS Group, Inc.*                                                                                    36,481
       1,900   National Instruments Corporation                                                                    80,902
       6,080   Network Associates, Inc.*                                                                           84,694
       1,500   Newport Corporation *                                                                               23,640
       1,700   Plantronics, Inc.*                                                                                  47,277
       1,700   Plexus Corporation *                                                                                29,393
       3,700   Polycom, Inc.*                                                                                      74,111
       2,520   Powerwave Technologies, Inc.*                                                                       16,405
       6,860   Quantum Corporation *                                                                               21,335
       2,100   Retek, Inc.*                                                                                        21,063
       2,650   Reynolds & Reynolds Company                                                                         71,974
       7,000   RF Micro Devices, Inc.*                                                                             81,970
       2,300   RSA Security, Inc.*                                                                                 29,831
       2,900   SanDisk Corporation *                                                                              233,740
       2,760   Semtech Corporation *                                                                               61,272
       1,900   Silicon Laboratories, Inc.*                                                                        102,562
       4,150   Storage Technology Corporation *                                                                   100,015
       3,560   Sybase, Inc.*                                                                                       63,724
       5,880   Synopsys, Inc.                                                                                     186,514
       2,140   Tech Data Corporation *                                                                             70,449
       3,030   Titan Corporation*                                                                                  63,994
       1,380   Transaction Systems Architects, Inc.*                                                               27,600
       5,079   TriQuint Semiconductor, Inc.*                                                                       36,416
       1,400   Varian, Inc.*                                                                                       50,134
       6,070   Vishay Intertechnology, Inc.*                                                                      113,812
       3,200   Wind River Systems, Inc.*                                                                           21,440
       1,800   Zebra Technologies Corporation                                                                     102,510
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     5,820,432
=========================================================================================================================

Materials (4.1%)
-------------------------------------------------------------------------------------------------------------------------
       2,890   Airgas, Inc.                                                                                        55,344
       1,590   Albemarle Corporation                                                                               42,644
       2,100   Arch Coal, Inc.                                                                                     51,450
       2,140   Bowater, Inc.                                                                                       87,376
       2,370   Cabot Corporation                                                                                   66,123
         890   Carpenter Technology Corporation                                                                    23,006
       4,270   Crompton Corporation                                                                                22,887
       1,550   Cytec Industries, Inc.*                                                                             54,110
       1,590   Ferro Corporation                                                                                   32,643
       1,400   FMC Corporation *                                                                                   39,214
       1,760   Glatfelter Company                                                                                  22,440
       4,370   IMC Global, Inc.                                                                                    30,546
       2,040   Longview Fibre Company                                                                              21,930
       2,060   Lubrizol Corporation                                                                                62,418
       6,600   Lyondell Chemical Company                                                                           94,380
       1,900   Martin Marietta Materials, Inc.                                                                     77,843
         870   Minerals Technologies, Inc.                                                                         47,676
       2,280   Olin Corporation                                                                                    39,695
       4,100   Packaging Corporation of America *                                                                  80,770
       2,100   Peabody Energy Corporation                                                                          69,993
       1,200   Potlatch Corporation                                                                                37,512
       1,645   Rayonier, Inc.                                                                                      69,172
       4,490   RPM International, Inc.                                                                             64,880
       1,200   Scotts Company*                                                                                     69,300
       3,740   Sonoco Products Company                                                                             79,550
       1,960   Valspar Corporation                                                                                 93,492
       2,040   Wausau-Mosinee Paper Corporation                                                                    25,214
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,461,608
=========================================================================================================================

Utilities (6.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,460   AGL Resources, Inc.                                                                                 69,249
       4,270   Alliant Energy Corporation                                                                         102,736
       7,490   Aquila, Inc.                                                                                        29,586
       1,280   Black Hills Corporation                                                                             41,178
       4,920   DPL, Inc.                                                                                           89,642
       2,970   Duquesne Light Holdings, Inc.                                                                       47,728
       5,650   Energy East Corporation                                                                            126,842
       2,400   Equitable Resources, Inc.                                                                           98,880
       2,730   Great Plains Energy, Inc.                                                                           87,032
       1,470   Hawaiian Electric Industries, Inc.                                                                  67,282
       1,520   IDACORP, Inc.                                                                                       41,268
       4,350   MDU Resources Group, Inc.                                                                           98,440
       3,160   National Fuel Gas Company                                                                           70,626
       5,160   Northeast Utilities Service Company                                                                 97,214
       2,070   NSTAR                                                                                               96,669
       3,360   OGE Energy Corporation                                                                              76,642
       2,900   ONEOK, Inc.                                                                                         57,681
       6,555   Pepco Holdings, Inc.                                                                               115,368
       2,700   Philadelphia Suburban Corporation                                                                   63,774
       1,640   PNM Resources, Inc.                                                                                 46,379
       3,620   Puget Energy, Inc.                                                                                  82,283
       3,280   Questar Corporation                                                                                104,140
       4,290   SCANA Corporation                                                                                  147,104
       4,470   Sierra Pacific Resources *                                                                          26,686
       2,920   Vectren Corporation                                                                                 68,912
       2,800   Westar Energy, Inc.                                                                                 55,944
       1,890   WGL Holdings, Inc.                                                                                  52,258
       4,520   Wisconsin Energy Corporation                                                                       148,030
       1,300   WPS Resources Corporation                                                                           57,629
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,267,202
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $30,372,926)                                                           35,392,834
=========================================================================================================================

      Shares   Short-Term Investments (1.8%)                            Interest Rate(b)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
     662,990   The AAL Money Market Fund (c)                                     0.528%              N/A         $662,990
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   662,990
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $31,035,916)                                                           $36,055,824
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

(c) At October 31, 2003, $28,800 in cash was pledged as
    the initial margin deposit and $662,990 of the AAL
    Money Market Fund was pledged as collateral to cover
    open financial futures contracts written as follows:

                                                                                               Notional
                      Number of        Expiration                              Market         Principal        Unrealized
Type                  Contracts              Date          Position             Value            Amount              Gain
-------------------------------------------------------------------------------------------------------------------------
S&P 400 Mini Futures         12     December 2003              Long          $658,140          $645,124           $13,016

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL International Fund
Schedule of Investments as of October 31, 2003(a) (unaudited)

      Shares   Common Stock (97.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
     346,355   BHP Billiton, Ltd.(b)                                                                           $2,852,581
           1   BHP Steel, Ltd.(b)                                                                                       4
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                  2,852,585
=========================================================================================================================

Brazil (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      19,944   Banco Itau Holding
               Financeira SA ADR                                                                                  814,712
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                       814,712
=========================================================================================================================

France (10.2%)
-------------------------------------------------------------------------------------------------------------------------
      61,569   Accor SA(b)                                                                                      2,418,748
      45,761   Carrefour SA(b)                                                                                  2,405,644
      89,535   France Telecom SA(b)                                                                             2,162,340
      21,724   L'Oreal SA                                                                                       1,606,192
      28,069   Pinault-Printemps-Redoute SA(b)                                                                  2,859,821
      21,984   Total SA(b)                                                                                      3,424,426
      35,171   Valeo SA(b)                                                                                      1,312,481
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    16,189,652
=========================================================================================================================

Germany (8.9%)
-------------------------------------------------------------------------------------------------------------------------
      17,557   Adidas-Salomon AG                                                                                1,626,706
      31,109   Allianz AG                                                                                       3,335,122
      17,600   Bayerische Motoren Werke AG                                                                        704,859
      14,067   Deutsche Boerse AG(b)                                                                              784,964
      64,217   Siemens AG(b)                                                                                    4,335,506
      67,987   Volkswagen AG(b)                                                                                 3,440,694
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                   14,227,851
=========================================================================================================================

Hong Kong (3.6%)
-------------------------------------------------------------------------------------------------------------------------
     307,000   Hutchison Whampoa, Ltd.(b)                                                                       2,391,075
     256,000   Sun Hung Kai Properties, Ltd.(b)                                                                 2,176,460
     180,000   Swire Pacific, Ltd.(b)                                                                           1,103,661
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                  5,671,196
=========================================================================================================================

Italy (7.2%)
-------------------------------------------------------------------------------------------------------------------------
     958,223   Banca Intesa SPA(b)                                                                              3,228,572
     220,900   Eni SPA                                                                                          3,507,898
     193,832   Fiat SPA(b)                                                                                      1,523,571
     324,912   Mediaset SPA(b)                                                                                  3,288,856
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                     11,548,897
=========================================================================================================================

Japan (19.5%)
-------------------------------------------------------------------------------------------------------------------------
     180,000   Bridgestone Corporation(b)                                                                       2,368,803
      32,000   Canon, Inc.(b)                                                                                   1,563,503
     110,700   Denso Corporation(b)                                                                             2,100,669
      56,400   Honda Motor Company(b)                                                                           2,250,481
      59,000   Ito-Yokado Company, Ltd.(b)                                                                      2,176,115
     294,000   Matsushita Electric Industrial Company, Ltd.(b)                                                  3,860,912
     153,000   Mitsubishi Estate Company, Ltd.(b)                                                               1,471,205
         309   Mitsubishi Tokyo Financial Group, Inc.(b)                                                        2,247,626
       4,300   Murata Manufacturing Company, Ltd.(b)                                                              245,315
     400,800   Nissan Motor Company, Ltd.(b)                                                                    4,517,060
         615   NTT DoCoMo, Inc.(b)                                                                              1,336,420
      21,900   ORIX Corporation(b)                                                                              1,860,742
      15,690   Rohm Company, Ltd.(b)                                                                            2,121,897
      41,200   Shin-Etsu Chemical Company, Ltd.(b)                                                              1,537,695
      19,500   Tokyo Electron, Ltd.(b)                                                                          1,406,185
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                     31,064,628
=========================================================================================================================

Malaysia (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     149,000   Malayan Banking Berhad(b)                                                                          400,002
     146,100   Resorts World Berhad(b)                                                                            423,821
-------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                     823,823
=========================================================================================================================

Mexico (2.3%)
-------------------------------------------------------------------------------------------------------------------------
      89,596   Cemex SA de CV ADR                                                                               2,150,304
      19,947   Grupo Televisa SA                                                                                  772,946
     248,679   Wal-Mart de Mexico SA de CV                                                                        693,460
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                     3,616,710
=========================================================================================================================

Netherlands (4.6%)
-------------------------------------------------------------------------------------------------------------------------
      34,886   Heineken NV                                                                                      1,245,060
     255,755   Koninklijke (Royal) KPN NV(b) *                                                                  1,940,283
     136,360   VNU NV                                                                                           4,153,257
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                                7,338,600
=========================================================================================================================

Singapore (2.6%)
-------------------------------------------------------------------------------------------------------------------------
     201,000   DBS Group Holdings, Ltd.(b)                                                                      1,654,529
     319,000   United Overseas Bank, Ltd.(b)                                                                    2,490,322
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                  4,144,851
=========================================================================================================================

South Korea (5.1%)
-------------------------------------------------------------------------------------------------------------------------
      41,020   Daewoo Shipbuilding & Marine Engineering Company(b) *                                              552,088
      37,710   Hyundai Motor Company, Ltd.(b)                                                                   1,262,204
      39,746   Kookmin Bank ADR                                                                                 1,460,666
       8,350   Samsung Electronics Company, Ltd.(b)                                                             3,328,651
       4,590   Shinsegae Company, Ltd.                                                                            921,103
      34,498   SK Telecom Company, Ltd. ADR                                                                       676,161
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                8,200,873
=========================================================================================================================

Spain (3.1%)
-------------------------------------------------------------------------------------------------------------------------
      16,902   Acerinox SA(b)                                                                                     737,041
           1   Antena 3 Television *                                                                                   12
     131,830   Banco Bilbao Vizcaya Argentaria SA(b)                                                            1,515,294
     215,310   Telefonica SA(b)                                                                                 2,684,642
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                      4,936,989
=========================================================================================================================

Sweden (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      26,105   Autoliv, Inc.(b)                                                                                   859,663
      57,037   Volvo AB(b)                                                                                      1,592,008
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                     2,451,671
=========================================================================================================================

Switzerland (3.9%)
-------------------------------------------------------------------------------------------------------------------------
      34,907   Adecco SA(b)                                                                                     2,055,799
      74,638   Compagnie Financiere Richemont AG(b)                                                             1,683,737
      69,391   Credit Suisse Group(b)                                                                           2,446,726
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                                6,186,262
=========================================================================================================================

Taiwan (2.6%)
-------------------------------------------------------------------------------------------------------------------------
      96,705   Cathay Financial Holding Company, Ltd.*                                                          1,593,960
     126,261   First Financial Management Corporation *                                                         1,694,625
      72,869   Taiwan Semiconductor Manufacturing Company, Ltd. ADR *                                             805,931
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                     4,094,516
=========================================================================================================================

Thailand (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     220,500   Bangkok Bank Public Company, Ltd.*                                                                 516,775
     376,000   Kasikornbank Public Company, Ltd.(b) *                                                             419,290
-------------------------------------------------------------------------------------------------------------------------
               Total Thailand                                                                                     936,065
=========================================================================================================================

United Kingdom (18.8%)
-------------------------------------------------------------------------------------------------------------------------
      70,077   AstraZeneca plc(b)                                                                               3,308,947
     183,506   BAA plc                                                                                          1,451,108
     545,373   BAE SYSTEMS plc(b)                                                                               1,700,531
      83,705   HBOS plc(b)                                                                                        974,418
     314,991   HSBC Holdings plc(b)                                                                             4,730,264
     143,868   Imperial Tobacco Group plc                                                                       2,385,186
     123,327   InterContinental Hotels Group plc                                                                1,119,109
     596,734   Kingfisher plc(b)                                                                                2,866,004
      85,341   Next plc(b)                                                                                      1,710,440
     507,757   Northumbrian Water Limited, Ltd. *                                                                 884,719
     333,759   Reed Elsevier plc(b)                                                                             2,593,613
     223,398   Rentokil Initial plc(b)                                                                            846,547
     201,185   Smith & Nephew plc(b) *                                                                          1,598,624
   1,837,743   Vodafone Group plc(b)                                                                            3,863,221
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                            30,032,731
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $146,036,936)                                                         155,132,612
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (2.7%)                         Interest Rate(c)      Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
  $4,200,000   Federal National Mortgage Association                         0.950%          11/3/2003         $4,199,778
      98,996   SSgA Money Market Fund                                        0.710              N/A                98,996
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 4,298,774
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $150,335,710)                                                         $159,431,386
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) Security is fair valued as discussed in the notes to
    the financial statements.

(c) The interest rate shown reflects the yield, or for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Capital Growth Fund
Schedule of Investments as of October 31, 2003 (a) (unaudited)

      Shares   Common Stock (91.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (2.3%)
-------------------------------------------------------------------------------------------------------------------------
     316,700   AT&T Wireless Services, Inc.*                                                                    2,296,075
     266,600   CenturyTel, Inc.                                                                                 9,530,950
     430,400   Nextel Communications, Inc.*                                                                    10,415,680
     895,839   SBC Communications, Inc.                                                                        21,482,219
     501,900   Sprint Corporation (PCS Group) *                                                                 2,183,265
     691,000   Verizon Communications, Inc.                                                                    23,217,600
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   69,125,789
=========================================================================================================================

Consumer Discretionary (17.4%)
-------------------------------------------------------------------------------------------------------------------------
     209,600   Clear Channel Communications, Inc.                                                               8,555,872
   3,096,700   Comcast Corporation*                                                                           101,014,354
   3,100,300   Cox Communications, Inc.*                                                                      105,627,221
     334,500   Family Dollar Stores, Inc.                                                                      14,587,545
     339,500   Gannett Company, Inc.                                                                           28,555,345
   1,385,200   Harley-Davidson, Inc.                                                                           65,672,332
     798,500   Home Depot, Inc.                                                                                29,600,395
   3,496,032   Liberty Media Corporation*                                                                      35,274,963
     284,300   New York Times Company                                                                          13,512,779
     241,240   Starwood Hotels & Resorts Worldwide, Inc.                                                        8,137,025
   1,866,963   Tiffany & Company                                                                               88,587,394
     274,700   Tribune Company                                                                                 13,474,035
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   512,599,260
=========================================================================================================================

Consumer Staples (11.4%)
-------------------------------------------------------------------------------------------------------------------------
     399,500   Alberto-Culver Company                                                                          25,328,300
   1,716,800   Altria Group, Inc.                                                                              79,831,200
      46,650   Corn Products International, Inc.                                                                1,580,968
     232,321   Dean Foods Company                                                                               7,027,710
     641,400   General Mills, Inc.                                                                             28,766,790
   1,514,500   Wal-Mart Stores, Inc.                                                                           89,279,775
   3,006,800   Walgreen Company                                                                               104,696,776
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                         336,511,519
=========================================================================================================================

Energy (7.0%)
-------------------------------------------------------------------------------------------------------------------------
     131,578   Apache Corporation                                                                               9,173,618
     353,700   Baker Hughes, Inc.                                                                               9,995,562
     146,700   BJ Services Company *                                                                            4,813,227
     166,900   Burlington Resources, Inc.                                                                       8,118,016
      55,100   ChevronTexaco Corporation                                                                        4,093,930
     144,600   ConocoPhillips Company                                                                           8,263,890
     244,500   ENSCO International, Inc.                                                                        6,442,575
   1,305,000   EOG Resources, Inc.                                                                             54,992,700
   1,901,500   Exxon Mobil Corporation                                                                         69,556,870
     152,900   Nabors Industries, Ltd.*                                                                         5,779,620
     192,600   Noble Corporation *                                                                              6,611,958
     216,600   Rowan Companies, Inc.*                                                                           5,187,570
     226,100   Schlumberger, Ltd.                                                                              10,619,917
     120,900   Smith International, Inc.*                                                                       4,501,107
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                   208,150,560
=========================================================================================================================

Financials (19.5%)
-------------------------------------------------------------------------------------------------------------------------
     781,400   AFLAC, Inc.                                                                                     28,505,472
   1,240,200   American Express Company                                                                        58,202,586
   2,000,552   American International Group, Inc.                                                             121,693,578
     624,900   Bank of America Corporation                                                                     47,323,677
   1,466,948   Citigroup, Inc.                                                                                 69,533,335
     705,000   Federal National Mortgage Corporation                                                           50,541,450
   1,492,740   J.P. Morgan Chase & Company                                                                     53,589,366
      90,500   Marsh & McLennan Companies, Inc.                                                                 3,868,875
   1,482,239   MBNA Corporation                                                                                36,685,415
     745,300   Morgan Stanley and Company                                                                      40,894,611
     990,300   National City Corporation                                                                       32,343,198
     194,600   Northern Trust Corporation                                                                       9,039,170
     398,600   State Street Corporation                                                                        20,870,696
      63,454   Travelers Property Casualty Company, Class A                                                     1,034,300
     130,100   Travelers Property Casualty Company, Class B                                                     2,129,737
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               576,255,466
=========================================================================================================================

Health Care (12.4%)
-------------------------------------------------------------------------------------------------------------------------
     211,200   AmerisourceBergen Corporation                                                                   11,989,824
     361,400   Amgen, Inc.*                                                                                    22,320,064
      56,900   Cardinal Health, Inc.                                                                            3,376,446
   1,313,100   Johnson & Johnson                                                                               66,088,323
     187,689   Medco Health Solutions, Inc.*                                                                    6,231,275
     434,300   Medtronic, Inc.                                                                                 19,791,051
   1,556,300   Merck & Company, Inc.                                                                           68,866,275
   3,482,400   Pfizer, Inc.                                                                                   110,043,842
     645,800   WellPoint Health Networks, Inc.*                                                                57,411,620
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              366,118,720
=========================================================================================================================

Industrials (6.2%)
-------------------------------------------------------------------------------------------------------------------------
      89,300   CNF, Inc.                                                                                        3,127,286
     390,600   Dover Corporation                                                                               15,241,212
   3,500,800   General Electric Company                                                                       101,558,208
     635,700   Herman Miller, Inc.                                                                             14,602,029
     151,900   PACCAR, Inc.                                                                                    11,994,024
     418,200   United Technologies Corporation                                                                 35,417,358
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              181,940,117
=========================================================================================================================

Information Technology (15.2%)
-------------------------------------------------------------------------------------------------------------------------
     527,900   Applied Materials, Inc.*                                                                        12,337,023
     213,900   Arrow Electronics, Inc.*                                                                         4,566,765
   2,320,800   Cisco Systems, Inc.*                                                                            48,690,384
     233,500   Computer Sciences Corporation *                                                                  9,251,270
     866,900   Dell, Inc.*                                                                                     31,312,428
     703,000   EMC Corporation *                                                                                9,729,520
   1,299,032   First Data Corporation                                                                          46,375,442
     298,380   Global Payments, Inc.                                                                           12,427,527
     630,200   Hewlett-Packard Company                                                                         14,059,762
   2,154,200   Intel Corporation                                                                               71,196,310
     614,300   International Business Machines Corporation                                                     54,967,564
   3,590,900   Microsoft Corporation                                                                           93,902,035
   1,829,500   Oracle Corporation*                                                                             21,880,820
     581,800   Texas Instruments, Inc.                                                                         16,825,656
-------------------------------------------------------------------------------------------------------------------------
             Total Information Technology                                                                     447,522,506
=========================================================================================================================

Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     241,200   Entergy Corporation                                                                             13,000,680
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 13,000,680
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $1,703,572,802)                                                     2,711,224,617
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (7.5%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $20,000,000   Amsterdam Funding Corporation                                    1.050%       11/10/2003       $19,994,750
  15,000,000   Barton Capital Corporation                                       1.040        11/13/2003        14,994,800
  19,000,000   CXC, LLC                                                         1.050         12/8/2003        18,979,496
  18,750,000   Falcon Asset Securitization Corporation                          1.050         12/9/2003        18,729,219
   5,000,000   Federal Home Loan Bank                                           1.030         12/3/2003         4,995,422
   5,501,000   Federal Home Loan Mortgage Corporation                           1.030         11/4/2003         5,500,528
   3,938,000   Federal Home Loan Mortgage Corporation                     Zero Coupon        11/12/2003         3,936,761
  22,000,000   Federal National Mortgage Association(c)                         1.010        11/17/2003        21,997,954
   4,900,000   Federal National Mortgage Association                            1.083         12/3/2003         4,895,514
  10,000,000   Old Line Funding Corporation                                     1.040        11/20/2003         9,994,511
  16,500,000   Preferred Receivables Funding Corporation                        1.050         12/8/2003        16,482,194
   7,356,000   River Fuel Trust No. 2                                           1.070         11/6/2003         7,354,907
  20,000,000   Sheffield Receivables Corporation                                1.050         12/5/2003        19,980,167
  12,700,000   Swiss Reinsurance Company                                        1.060        11/24/2003        12,691,399
  12,538,511   The AAL Money Market Fund                                        0.528         11/1/2003        12,538,511
  18,017,000   Triple A-1 Funding                                               1.050         11/7/2003        18,013,847
  20,000,000   Tulip Funding Corporation                                        1.060         11/3/2003        19,998,822
  11,993,000   Tulip Funding Corporation                                        1.060         12/1/2003        11,982,406
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $243,057,676)                                               243,061,208
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $1,946,630,478)                                                     $2,954,285,825
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the yield, or for
    securities purchased at a discount, the discount rate
    at the date of purchase.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Large Company Index Fund
Schedule of Investments as of October 31, 2003(a) (unaudited)

      Shares   Common Stock (97.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (3.3%)
-------------------------------------------------------------------------------------------------------------------------
         757   ALLTEL Corporation                                                                                 $35,783
       1,887   AT&T Corporation                                                                                    35,079
       6,760   AT&T Wireless Services, Inc.*                                                                       49,010
       4,554   BellSouth Corporation                                                                              119,816
         404   CenturyTel, Inc.                                                                                    14,443
         807   Citizens Communications Company *                                                                   10,047
       2,578   Nextel Communications, Inc.*                                                                        62,388
       4,136   Qwest Communications International, Inc.*                                                           14,600
       8,298   SBC Communications, Inc.                                                                           198,986
       2,224   Sprint Corporation (FON Group)                                                                      35,584
       2,527   Sprint Corporation (PCS Group) *                                                                    10,992
       6,874   Verizon Communications, Inc.                                                                       230,966
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      817,694

Consumer Discretionary (11.2%)
-------------------------------------------------------------------------------------------------------------------------
         201   American Greetings Corporation *                                                                     4,287
         608   Autonation, Inc.*                                                                                   11,370
         252   AutoZone, Inc.*                                                                                     24,217
         757   Bed Bath & Beyond, Inc.*                                                                            31,976
         761   Best Buy Company, Inc.*                                                                             44,374
         302   Big Lots, Inc.*                                                                                      4,533
         201   Black & Decker Corporation                                                                           9,610
         302   Brunswick Corporation                                                                                8,960
       1,565   Carnival Corporation                                                                                54,634
         151   Centex Corporation                                                                                  14,722
         554   Circuit City Stores, Inc.(Circuit City Group)                                                        5,285
       1,515   Clear Channel Communications, Inc.                                                                  61,842
       5,616   Comcast Corporation*                                                                               190,495
         251   Cooper Tire & Rubber Company                                                                         4,935
         304   Dana Corporation                                                                                     4,949
         380   Darden Restaurants, Inc.                                                                             7,961
       1,315   Delphi Corporation                                                                                  11,704
         301   Dillard's, Inc.                                                                                      4,867
         771   Dollar General Corporation                                                                          17,324
         300   Dow Jones & Company, Inc.                                                                           15,591
         658   Eastman Kodak Company                                                                               16,075
       1,616   eBay, Inc.                                                                                          90,399
         405   Family Dollar Stores, Inc.                                                                          17,662
         503   Federated Department Stores, Inc.                                                                   23,918
       4,554   Ford Motor Company                                                                                  55,240
         354   Fortune Brands, Inc.                                                                                23,063
         704   Gannett Company, Inc.                                                                               59,213
       2,174   Gap, Inc.                                                                                           41,480
       1,365   General Motors Corporation                                                                          58,245
         554   Genuine Parts Company                                                                               17,628
         503   Goodyear Tire & Rubber Company                                                                       3,451
         708   Harley-Davidson, Inc.                                                                               33,566
         302   Harrah's Entertainment, Inc.                                                                        13,137
         504   Hasbro, Inc.                                                                                        10,987
         861   Hilton Hotels Corporation                                                                           13,638
       5,667   Home Depot, Inc.                                                                                   210,076
         808   International Game Technology                                                                       26,462
         960   Interpublic Group of Companies, Inc.                                                                14,285
         556   J.C. Penney Company, Inc.                                                                           13,149
         252   Johnson Controls, Inc.                                                                              27,098
         254   Jones Apparel Group, Inc.                                                                            8,763
         100   KB Home                                                                                              6,849
         301   Knight Ridder, Inc.                                                                                 22,069
         858   Kohl's Corporation*                                                                                 48,108
         504   Leggett & Platt, Inc.                                                                               10,529
       1,264   Limited Brands, Inc.                                                                                22,246
         303   Liz Claiborne, Inc.                                                                                 11,178
       1,874   Lowe's Companies, Inc.                                                                             110,435
         555   Marriott International, Inc.                                                                        23,976
       1,062   Mattel, Inc.                                                                                        20,560
         656   May Department Stores Company                                                                       18,342
         250   Maytag Corporation                                                                                   6,350
       3,085   McDonald's Corporation                                                                              77,156
         504   McGraw-Hill Companies, Inc.                                                                         33,743
         200   Meredith Corporation                                                                                 9,704
         354   New York Times Company                                                                              16,826
         656   Newell Rubbermaid, Inc.                                                                             14,957
         657   NIKE, Inc.                                                                                          41,982
         352   Nordstrom, Inc.                                                                                     10,732
         707   Office Depot, Inc.*                                                                                 10,556
         503   Omnicom Group, Inc.                                                                                 40,139
         151   Pulte Homes, Inc.                                                                                   13,063
         403   RadioShack Corporation                                                                              12,086
         200   Reebok International, Ltd.                                                                           7,790
         658   Sears, Roebuck and Company                                                                          34,631
         453   Sherwin-Williams Company                                                                            15,194
         200   Snap-On, Inc.                                                                                        5,868
         301   Stanley Works                                                                                       10,035
       1,212   Staples, Inc.*                                                                                      32,506
         910   Starbucks Corporation *                                                                             28,756
         506   Starwood Hotels & Resorts Worldwide, Inc.                                                           17,067
       2,228   Target Corporation                                                                                  88,541
         404   Tiffany & Company                                                                                   19,170
      11,186   Time Warner, Inc.*                                                                                 171,034
       1,216   TJX Companies, Inc.                                                                                 25,524
         454   Toys 'R' Us, Inc.*                                                                                   5,902
         806   Tribune Company                                                                                     39,534
         201   Tupperware Corporation                                                                               3,025
         806   Univision Communications, Inc.*                                                                     27,364
         302   VF Corporation                                                                                      12,820
       4,323   Viacom, Inc.                                                                                       172,358
         329   Visteon Corporation                                                                                  2,125
       5,011   Walt Disney Company                                                                                113,449
         402   Wendy's International, Inc.                                                                         14,894
         151   Whirlpool Corporation                                                                               10,641
         659   Yum! Brands, Inc.*                                                                                  22,498
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     2,773,483
=========================================================================================================================

Consumer Staples (11.1%)
-------------------------------------------------------------------------------------------------------------------------
         250   Adolph Coors Company                                                                                14,012
         301   Alberto-Culver Company                                                                              19,083
         859   Albertson's, Inc.                                                                                   17,429
       5,009   Altria Group, Inc.                                                                                 232,918
       2,025   Anheuser-Busch Companies, Inc.                                                                      99,752
       1,538   Archer Daniels Midland Company                                                                      22,070
         556   Avon Products, Inc.                                                                                 37,786
         250   Brown-Foreman Corporation                                                                           21,095
         960   Campbell Soup Company                                                                               24,883
         505   Clorox Company                                                                                      22,876
       6,123   Coca-Cola Company                                                                                  284,107
       1,111   Coca-Cola Enterprises, Inc.                                                                         22,398
       1,365   Colgate-Palmolive Company                                                                           72,604
       1,312   ConAgra Foods, Inc.                                                                                 31,278
       1,061   Costco Wholesale Corporation *                                                                      37,528
         910   CVS Corporation                                                                                     32,014
         960   General Mills, Inc.                                                                                 43,056
       2,480   Gillette Company                                                                                    79,112
         859   H.J. Heinz Company                                                                                  30,348
         302   Hershey Foods Corporation                                                                           23,284
         960   Kellogg Company                                                                                     31,805
       1,264   Kimberly-Clark Corporation                                                                          66,752
       1,872   Kroger Company*                                                                                     32,741
         404   McCormick & Company, Inc.                                                                           11,975
         608   Pepsi Bottling Group, Inc.                                                                          13,552
       4,297   PepsiCo, Inc.                                                                                      205,483
       3,237   Procter & Gamble Company                                                                           318,165
         202   R.J. Reynolds Tobacco Holdings, Inc.                                                                 9,702
       1,061   Safeway, Inc.*                                                                                      22,387
       1,922   Sara Lee Corporation                                                                                38,305
         352   SUPERVALU, Inc.                                                                                      8,877
       1,568   SYSCO Corporation                                                                                   52,779
         403   UST, Inc.                                                                                           13,710
      10,882   Wal-Mart Stores, Inc.                                                                              641,494
       2,529   Walgreen Company                                                                                    88,060
         605   William Wrigley Jr. Company                                                                         34,122
         403   Winn-Dixie Stores, Inc.                                                                              3,260
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,760,802
=========================================================================================================================

Energy (5.3%)
-------------------------------------------------------------------------------------------------------------------------
         251   Amerada Hess Corporation                                                                            12,957
         620   Anadarko Petroleum Corporation                                                                      27,044
         373   Apache Corporation                                                                                  26,006
         251   Ashland, Inc.                                                                                        9,347
         808   Baker Hughes, Inc.                                                                                  22,834
         455   BJ Services Company *                                                                               14,929
         455   Burlington Resources, Inc.                                                                          22,131
       2,586   ChevronTexaco Corporation                                                                          192,140
       1,662   ConocoPhillips Company                                                                              94,983
         556   Devon Energy Corporation                                                                            26,966
         303   EOG Resources, Inc.                                                                                 12,768
      16,505   Exxon Mobil Corporation                                                                            603,753
       1,062   Halliburton Company                                                                                 25,361
         251   Kerr-McGee Corporation                                                                              10,416
         707   Marathon Oil Corporation                                                                            20,906
         453   Nabors Industries, Ltd.*                                                                            17,123
         404   Noble Corporation *                                                                                 13,869
         961   Occidental Petroleum Corporation                                                                    33,885
         301   Rowan Companies, Inc.*                                                                               7,209
       1,415   Schlumberger, Ltd.                                                                                  66,463
         301   Sunoco, Inc.                                                                                        13,172
         757   Transocean, Inc.*                                                                                   14,527
         656   Unocal Corporation                                                                                  20,782
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,309,571
=========================================================================================================================

Financials (20.4%)
-------------------------------------------------------------------------------------------------------------------------
         657   ACE, Ltd.                                                                                           23,652
       1,263   AFLAC, Inc.                                                                                         46,074
       1,670   Allstate Corporation                                                                                65,965
         303   Ambac Financial Group, Inc.                                                                         21,434
       3,188   American Express Company                                                                           149,613
       6,427   American International Group, Inc.                                                                 390,954
         959   AmSouth Bancorporation                                                                              22,652
         707   Aon Corporation                                                                                     15,483
         353   Apartment Investment & Management Company                                                           14,438
       3,694   Bank of America Corporation                                                                        279,747
       1,872   Bank of New York Company, Inc.                                                                      58,388
       2,734   Bank One Corporation                                                                               116,058
       1,312   BB&T Corporation                                                                                    50,735
         252   Bear Stearns Companies, Inc.                                                                        19,215
         605   Capital One Financial Corporation                                                                   36,784
       3,287   Charles Schwab Corporation                                                                          44,572
         614   Charter One Financial, Inc.                                                                         19,623
         453   Chubb Corporation                                                                                   30,265
         504   Cincinnati Financial Corporation                                                                    20,624
      12,860   Citigroup, Inc.                                                                                    609,564
         553   Comerica, Inc.                                                                                      28,468
         352   Countrywide Financial Corporation                                                                   37,002
         912   Equity Office Properties Trust                                                                      25,545
         758   Equity Residential REIT                                                                             22,172
       1,719   Federal Home Loan Mortgage Corporation                                                              96,487
       2,428   Federal National Mortgage Corporation                                                              174,063
         303   Federated Investors, Inc.                                                                            8,378
       1,407   Fifth Third Bancorp                                                                                 81,550
         454   First Tennessee National Corporation                                                                20,593
       2,534   FleetBoston Financial Corporation                                                                  102,348
         655   Franklin Resources, Inc.                                                                            31,060
         353   Golden West Financial Corporation                                                                   35,452
       1,213   Goldman Sachs Group, Inc.                                                                          113,901
         656   Hartford Financial Services Group, Inc.                                                             36,014
         626   Huntington Bancshares, Inc.                                                                         13,559
       5,074   J.P. Morgan Chase & Company                                                                        182,157
         606   Janus Capital Group, Inc.                                                                            8,569
         430   Jefferson-Pilot Corporation                                                                         20,528
         658   John Hancock Financial Services, Inc.                                                               23,260
       1,110   KeyCorp                                                                                             31,358
         605   Lehman Brothers Holdings, Inc.                                                                      43,560
         553   Lincoln National Corporation                                                                        22,081
         454   Loews Corporation                                                                                   19,522
       1,266   Marsh & McLennan Companies, Inc.                                                                    54,122
         606   Marshall & Ilsley Corporation                                                                       21,707
         329   MBIA, Inc.                                                                                          19,612
       3,115   MBNA Corporation                                                                                    77,096
       1,061   Mellon Financial Corporation                                                                        31,692
       2,278   Merrill Lynch & Company, Inc.                                                                      134,858
       1,870   MetLife, Inc.                                                                                       58,718
         251   MGIC Investment Corporation                                                                         12,879
         353   Moody's Corporation                                                                                 20,414
       2,631   Morgan Stanley and Company                                                                         144,363
       1,516   National City Corporation                                                                           49,513
         505   North Fork Bancorporation, Inc.                                                                     19,685
         504   Northern Trust Corporation                                                                          23,411
         556   Plum Creek Timber Company, Inc.                                                                     14,651
         655   PNC Financial Services Group, Inc.                                                                  35,088
         760   Principal Financial Group, Inc.                                                                     23,826
         506   Progressive Corporation                                                                             37,343
         500   ProLogis Trust                                                                                      14,770
         706   Providian Financial Corporation *                                                                    7,844
       1,367   Prudential Financial, Inc.                                                                          52,821
         604   Regions Financial Corporation                                                                       22,197
         302   SAFECO Corporation                                                                                  11,083
         555   Simon Property Group, Inc.                                                                          25,019
       1,062   SLM Corporation                                                                                     41,588
         860   SouthTrust Corporation                                                                              27,391
         505   St. Paul Companies, Inc.                                                                            19,256
         808   State Street Corporation                                                                            42,307
         656   SunTrust Banks, Inc.                                                                                43,998
         808   Synovus Financial Corporation                                                                       22,301
         451   T. Rowe Price Group, Inc.                                                                           18,559
         352   Torchmark Corporation                                                                               15,446
       2,450   Travelers Property Casualty Company, Class B                                                        40,106
       4,769   U.S. Bancorp                                                                                       129,812
         531   Union Planters Corporation                                                                          17,666
         657   UNUMProvident Corporation                                                                           10,755
       3,237   Wachovia Corporation                                                                               148,481
       2,278   Washington Mutual, Inc.                                                                             99,662
       4,148   Wells Fargo & Company                                                                              233,615
         404   XL Capital, Ltd.                                                                                    28,078
         352   Zions Bancorporation                                                                                21,574
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,086,774
=========================================================================================================================

Health Care (12.8%)
-------------------------------------------------------------------------------------------------------------------------
       3,896   Abbott Laboratories                                                                                166,048
         353   Aetna, Inc.                                                                                         20,266
         303   Allergan, Inc.                                                                                      22,913
         302   AmerisourceBergen Corporation                                                                       17,145
       3,207   Amgen, Inc.*                                                                                       198,064
         405   Anthem, Inc.*                                                                                       27,714
         554   Applied Biosystems Group                                                                            12,786
         201   Bausch & Lomb, Inc.                                                                                  9,680
       1,469   Baxter International, Inc.                                                                          39,046
         606   Becton, Dickinson and Company                                                                       22,155
         353   Biogen, Inc.*                                                                                       14,286
         644   Biomet, Inc.                                                                                        23,094
       1,011   Boston Scientific Corporation *                                                                     68,465
       4,756   Bristol-Myers Squibb Company                                                                       120,660
         201   C.R. Bard, Inc.                                                                                     16,090
       1,137   Cardinal Health, Inc.                                                                               67,470
         504   Chiron Corporation*                                                                                 27,534
         304   CIGNA Corporation                                                                                   17,343
       2,783   Eli Lilly and Company                                                                              185,403
         200   Express Scripts, Inc.*                                                                              10,984
         912   Forest Laboratories, Inc.                                                                           45,609
         506   Genzyme Corporation *                                                                               23,225
         806   Guidant Corporation                                                                                 41,114
       1,163   HCA, Inc.                                                                                           44,485
         557   Health Management Associates, Inc.                                                                  12,338
         354   Humana, Inc.*                                                                                        7,183
         554   IMS Health, Inc.                                                                                    13,036
       7,335   Johnson & Johnson                                                                                  369,171
         573   King Pharmaceuticals, Inc.*                                                                          7,678
         151   Manor Care, Inc.                                                                                     5,025
         656   McKesson Corporation                                                                                19,857
         641   Medco Health Solutions, Inc.*                                                                       21,281
         607   MedImmune, Inc.*                                                                                    16,183
       3,034   Medtronic, Inc.                                                                                    138,259
       5,517   Merck & Company, Inc.                                                                              244,127
         250   Millipore Corporation*                                                                              10,962
      19,381   Pfizer, Inc.                                                                                       612,440
         303   Quest Diagnostics, Inc.*                                                                            20,498
       3,643   Schering-Plough Corporation                                                                         55,629
         456   St. Jude Medical, Inc.*                                                                             26,521
         554   Stryker Corporation                                                                                 44,935
       1,090   Tenet Healthcare Corporation *                                                                      15,042
       1,416   UnitedHealth Group, Inc.                                                                            72,046
         301   Watson Pharmaceuticals, Inc.*                                                                       11,820
         355   WellPoint Health Networks, Inc.*                                                                    31,560
       3,239   Wyeth Corporation                                                                                  142,969
         539   Zimmer Holdings, Inc.*                                                                              34,394
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                3,174,533
=========================================================================================================================

Industrials (10.5%)
-------------------------------------------------------------------------------------------------------------------------
       1,924   3M Company                                                                                         151,746
         454   Allied Waste Industries, Inc.*                                                                       5,121
         505   American Power Conversion Corporation                                                               10,216
         252   American Standard Companies, Inc.*                                                                  24,116
         455   Apollo Group, Inc.*                                                                                 28,906
         302   Avery Dennison Corporation                                                                          15,879
       2,074   Boeing Company                                                                                      79,828
         858   Burlington Northern Santa Fe Corporation                                                            24,831
         859   Caterpillar, Inc.                                                                                   62,948
       2,529   Cendant Corporation *                                                                               51,667
         405   Cintas Corporation                                                                                  17,277
         252   Cooper Industries, Ltd.                                                                             13,331
         200   Crane Company                                                                                        5,620
         554   CSX Corporation                                                                                     17,628
         150   Cummins, Inc.                                                                                        7,110
         352   Danaher Corporation                                                                                 29,163
         555   Deere & Company                                                                                     33,644
         402   Delta Air Lines, Inc.                                                                                5,234
         201   Deluxe Corporation                                                                                   8,114
         454   Dover Corporation                                                                                   17,715
         252   Eaton Corporation                                                                                   25,260
       1,061   Emerson Electric Company                                                                            60,212
         403   Equifax, Inc.                                                                                        9,849
         707   FedEx Corporation                                                                                   53,562
         302   Fluor Corporation                                                                                   11,198
         554   General Dynamics Corporation                                                                        46,370
      24,950   General Electric Company                                                                           723,802
         301   Goodrich Corporation                                                                                 8,314
         455   H&R Block, Inc.                                                                                     21,426
       2,124   Honeywell International, Inc.                                                                       65,016
         807   Illinois Tool Works, Inc.                                                                           59,355
         404   Ingersoll-Rand Company                                                                              24,402
         252   ITT Industries, Inc.                                                                                17,133
       1,062   Lockheed Martin Corporation                                                                         49,234
       1,161   Masco Corporation                                                                                   31,928
         301   Monster Worldwide, Inc.*                                                                             7,666
         150   Navistar International Corporation *                                                                 6,064
         910   Norfolk Southern Corporation                                                                        18,336
         473   Northrop Grumman Corporation                                                                        42,286
         329   PACCAR, Inc.                                                                                        25,978
         351   Pall Corporation                                                                                     8,213
         352   Parker-Hannifin Corporation                                                                         17,941
         655   Pitney Bowes, Inc.                                                                                  26,920
         251   Power-One, Inc.*                                                                                     2,274
         301   R.R. Donnelley & Sons Company                                                                        7,826
         959   Raytheon Company                                                                                    25,394
         405   Robert Half International, Inc.*                                                                     9,562
         454   Rockwell Automation, Inc.                                                                           14,097
         454   Rockwell Collins, Inc.                                                                              12,462
         200   Ryder System, Inc.                                                                                   6,000
       1,895   Southwest Airlines Company                                                                          36,763
         302   Textron, Inc.                                                                                       15,006
         200   Thomas & Betts Corporation *                                                                         3,560
       4,961   Tyco International, Ltd.                                                                           103,586
         656   Union Pacific Corporation                                                                           41,066
       2,784   United Parcel Service, Inc.                                                                        201,896
       1,211   United Technologies Corporation                                                                    102,560
         352   W.W. Grainger, Inc.                                                                                 16,115
       1,464   Waste Management, Inc.                                                                              37,947
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                2,606,673
=========================================================================================================================

Information Technology (17.4%)
-------------------------------------------------------------------------------------------------------------------------
       2,072   ADC Telecommunications, Inc.*                                                                        5,284
         555   Adobe Systems, Inc.                                                                                 24,331
         807   Advanced Micro Devices, Inc.*                                                                       12,266
       1,151   Agilent Technologies, Inc.*                                                                         28,683
         859   Altera Corporation*                                                                                 17,378
         910   Analog Devices, Inc.*                                                                               40,340
         451   Andrew Corporation*                                                                                  5,899
         810   Apple Computer, Inc.*                                                                               18,541
       4,102   Applied Materials, Inc.*                                                                            95,864
         858   Applied Micro Circuits Corporation *                                                                 4,994
         302   Autodesk, Inc.                                                                                       5,814
       1,465   Automatic Data Processing, Inc.                                                                     55,289
       1,018   Avaya, Inc.*                                                                                        13,173
         507   BMC Software, Inc.*                                                                                  8,812
         655   Broadcom Corporation*                                                                               20,927
       1,160   CIENA Corporation*                                                                                   7,436
      17,514   Cisco Systems, Inc.*                                                                               367,444
         403   Citrix Systems, Inc.*                                                                               10,188
       1,365   Computer Associates International, Inc.                                                             32,105
         504   Computer Sciences Corporation *                                                                     19,968
         959   Compuware Corporation *                                                                              5,390
         454   Comverse Technology, Inc.*                                                                           8,190
       1,213   Concord EFS, Inc.*                                                                                  12,967
         404   Convergys Corporation*                                                                               6,488
       3,233   Corning, Inc.*                                                                                      35,498
       6,376   Dell, Inc.*                                                                                        230,301
         354   Electronic Arts, Inc.*                                                                              35,060
       1,112   Electronic Data Systems Corporation                                                                 23,852
       5,415   EMC Corporation *                                                                                   74,944
       1,823   First Data Corporation                                                                              65,081
         480   Fiserv, Inc.*                                                                                       16,954
         857   Gateway, Inc.*                                                                                       4,319
       7,607   Hewlett-Packard Company                                                                            169,712
      16,249   Intel Corporation                                                                                  537,029
       4,248   International Business Machines Corporation                                                        380,111
         555   Intuit, Inc.*                                                                                       27,739
         505   Jabil Circuit, Inc.*                                                                                14,064
       3,541   JDS Uniphase Corporation *                                                                          12,571
         504   KLA-Tencor Corporation *                                                                            28,894
         351   Lexmark International, Inc.*                                                                        25,837
         757   Linear Technology Corporation                                                                       32,256
         908   LSI Logic Corporation *                                                                              8,390
      10,316   Lucent Technologies, Inc.*                                                                          33,011
         759   Maxim Integrated Products, Inc.                                                                     37,730
         201   Mercury Interactive Corporation *                                                                    9,334
       1,466   Micron Technology, Inc.*                                                                            21,022
      26,925   Microsoft Corporation                                                                              704,089
         467   Molex, Inc.                                                                                         14,659
       5,751   Motorola, Inc.                                                                                      77,811
         454   National Semiconductor Corporation *                                                                18,446
         351   NCR Corporation *                                                                                   12,615
         808   Network Appliance, Inc.*                                                                            19,941
       1,009   Novell, Inc.*                                                                                        5,923
         353   Novellus Systems, Inc.*                                                                             14,575
         355   NVIDIA Corporation *                                                                                 6,276
      13,057   Oracle Corporation *                                                                               156,162
         806   Parametric Technology Corporation *                                                                  2,507
         885   Paychex, Inc.                                                                                       34,444
         907   PeopleSoft, Inc.*                                                                                   18,829
         352   PerkinElmer, Inc.                                                                                    6,340
         504   PMC-Sierra, Inc.*                                                                                    9,158
         251   QLogic Corporation *                                                                                14,069
       1,971   QUALCOMM, Inc.                                                                                      93,622
         389   Sabre Holdings Corporation                                                                           8,523
       1,213   Sanmina-SCI Corporation *                                                                           12,797
         353   Scientific-Atlanta, Inc.                                                                            10,449
       1,162   Siebel Systems, Inc.*                                                                               14,630
       2,072   Solectron Corporation                                                                               11,479
       7,996   Sun Microsystems, Inc.*                                                                             31,664
         708   SunGard Data Systems, Inc.*                                                                         19,859
         355   Symantec Corporation*                                                                               23,661
         630   Symbol Technologies, Inc.                                                                            7,869
         301   Tektronix, Inc.                                                                                      7,727
         960   Tellabs, Inc.*                                                                                       7,229
         454   Teradyne, Inc.*                                                                                     10,342
       4,298   Texas Instruments, Inc.                                                                            124,298
         354   Thermo Electron Corporation *                                                                        7,781
         757   Unisys Corporation*                                                                                 11,628
       1,060   VERITAS Software Corporation *                                                                      38,319
         254   Waters Corporation *                                                                                 7,983
       1,971   Xerox Corporation*                                                                                  20,696
         806   Xilinx, Inc.*                                                                                       25,550
       1,564   Yahoo!, Inc.*                                                                                       68,347
-------------------------------------------------------------------------------------------------------------------------
             Total Information Technology                                                                       4,331,777
=========================================================================================================================

Materials (2.8%)
-------------------------------------------------------------------------------------------------------------------------
         556   Air Products and Chemicals, Inc.                                                                    25,248
       2,086   Alcoa, Inc.                                                                                         65,855
         251   Allegheny Technologies, Inc.                                                                         1,920
         201   Ball Corporation                                                                                    11,296
         201   Bemis Company, Inc.                                                                                  9,294
         201   Boise Cascade Corporation                                                                            5,638
       2,218   Dow Chemical Company                                                                                83,596
       2,429   E.I. du Pont de Nemours and Company                                                                 98,132
         301   Eastman Chemical Company                                                                             9,770
         604   Ecolab, Inc.                                                                                        16,242
         352   Engelhard Corporation                                                                               10,060
         403   Freeport-McMoRan Copper & Gold, Inc.                                                                15,616
         608   Georgia-Pacific Corporation                                                                         15,978
         151   Great Lakes Chemical Corporation                                                                     3,246
         352   Hercules, Inc.*                                                                                      3,678
         351   International Flavors and Fragrances, Inc.                                                          11,618
       1,119   International Paper Company                                                                         44,033
         351   Louisiana-Pacific Corporation *                                                                      6,676
         596   Meadwestvaco Corporation                                                                            15,448
         623   Monsanto Company                                                                                    15,606
         960   Newmont Mining Corporation                                                                          42,029
         201   Nucor Corporation                                                                                   11,021
         454   Pactiv Corporation *                                                                                10,011
         201   Phelps Dodge Corporation *                                                                          12,410
         404   PPG Industries, Inc.                                                                                23,291
         404   Praxair, Inc.                                                                                       28,110
         506   Rohm and Haas Company                                                                               19,886
         201   Sealed Air Corporation *                                                                            10,699
         151   Sigma-Aldrich Corporation                                                                            7,920
         201   Temple-Inland, Inc.                                                                                 10,860
         251   United States Steel Corporation                                                                      5,936
         351   Vulcan Materials Company                                                                            15,553
         505   Weyerhaeuser Company                                                                                30,416
         301   Worthington Industries, Inc.                                                                         4,389
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    701,481
=========================================================================================================================

Utilities (2.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,464   AES Corporation *                                                                                   12,810
         352   Allegheny Energy, Inc.                                                                               3,724
         503   Ameren Corporation                                                                                  22,459
         929   American Electric Power Company, Inc.                                                               26,189
         859   Calpine Corporation *                                                                                3,960
         806   CenterPoint Energy, Inc.                                                                             7,907
         503   CINergy Corporation                                                                                 18,264
         402   CMS Energy Corporation                                                                               3,264
         657   Consolidated Edison, Inc.                                                                           26,589
         503   Constellation Energy Group, Inc.                                                                    18,294
         829   Dominion Resources, Inc.                                                                            51,066
         503   DTE Energy Company                                                                                  18,551
       2,224   Duke Energy Corporation                                                                             40,366
         909   Dynegy, Inc.                                                                                         3,645
         758   Edison International, Inc.*                                                                         14,940
       1,475   El Paso Corporation                                                                                 10,826
         606   Entergy Corporation                                                                                 32,663
         782   Exelon Corporation                                                                                  49,618
         758   FirstEnergy Corporation                                                                             26,068
         453   FPL Group, Inc.                                                                                     28,874
         454   KeySpan Corporation                                                                                 15,876
         353   Kinder Morgan, Inc.                                                                                 18,903
         250   Nicor, Inc.                                                                                          8,568
         675   NiSource, Inc.                                                                                      13,979
         960   Pacific Gas & Electric Company *                                                                    23,472
         150   Peoples Energy Corporation                                                                           6,068
         301   Pinnacle West Capital Corporation                                                                   11,005
         503   PPL Corporation                                                                                     20,080
         582   Progress Energy, Inc.                                                                               25,084
         606   Public Service Enterprise Group, Inc.                                                               24,767
         559   Sempra Energy                                                                                       15,540
       1,770   Southern Company                                                                                    52,746
         504   TECO Energy, Inc.                                                                                    6,618
         757   TXU Corporation                                                                                     17,275
       1,263   Williams Companies, Inc.                                                                            12,883
       1,014   Xcel Energy, Inc.                                                                                   16,630
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    709,571
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $25,814,442)                                                           24,272,359
-------------------------------------------------------------------------------------------------------------------------

      Shares   Short-Term Investments (2.4%)                            Interest Rate(b)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
     585,963   The AAL Money Market Fund(c)                                     0.528%              N/A          $585,963
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   585,963
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $26,400,405)                                                           $24,858,322
-------------------------------------------------------------------------------------------------------------------------

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

(c) At October 31, 2003, $37,722 in cash was pledged as
    the initial margin deposit and $585,963 of the AAL
    Money Market Fund was pledged as collateral to cover
    open financial futures contracts written as follows:

                                                                                               Notional
                      Number of        Expiration                              Market         Principal        Unrealized
Type                  Contracts              Date          Position             Value            Amount              Gain
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Mini Futures         12     December 2003              Long          $629,700          $623,243            $6,457
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Large Company Index Fund II
Schedule of Investments as of October 31, 2003(a)

      Shares   Common Stock (97.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (3.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,200   ALLTEL Corporation                                                                                 $56,724
       3,260   AT&T Corporation                                                                                    60,603
      11,145   AT&T Wireless Services, Inc.*                                                                       80,801
       7,600   BellSouth Corporation                                                                              199,956
         700   CenturyTel, Inc.                                                                                    25,025
       1,300   Citizens Communications Company *                                                                   16,185
       4,200   Nextel Communications, Inc.*                                                                       101,640
       7,000   Qwest Communications International, Inc.*                                                           24,710
      13,700   SBC Communications, Inc.                                                                           328,526
       3,700   Sprint Corporation (FON Group)                                                                      59,200
       4,200   Sprint Corporation (PCS Group) *                                                                    18,270
      11,400   Verizon Communications, Inc.                                                                       383,040
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,354,680
=========================================================================================================================

Consumer Discretionary (11.2%)
-------------------------------------------------------------------------------------------------------------------------
         400   American Greetings Corporation *                                                                     8,532
       1,100   Autonation, Inc.*                                                                                   20,570
         400   AutoZone, Inc.*                                                                                     38,440
       1,200   Bed Bath & Beyond, Inc.*                                                                            50,688
       1,250   Best Buy Company, Inc.*                                                                             72,888
         600   Big Lots, Inc.*                                                                                      9,006
         400   Black & Decker Corporation                                                                          19,124
         500   Brunswick Corporation                                                                               14,835
       2,600   Carnival Corporation                                                                                90,766
         300   Centex Corporation                                                                                  29,250
         900   Circuit City Stores, Inc. (Circuit City Group)                                                       8,586
       2,500   Clear Channel Communications, Inc.                                                                 102,050
       9,287   Comcast Corporation*                                                                               315,015
         400   Cooper Tire & Rubber Company                                                                         7,864
         600   Dana Corporation                                                                                     9,768
         700   Darden Restaurants, Inc.                                                                            14,665
       2,300   Delphi Corporation                                                                                  20,470
         400   Dillard's, Inc.                                                                                      6,468
       1,300   Dollar General Corporation                                                                          29,211
         500   Dow Jones & Company, Inc.                                                                           25,985
       1,100   Eastman Kodak Company                                                                               26,873
       2,600   eBay, Inc.                                                                                         145,444
         800   Family Dollar Stores, Inc.                                                                          34,888
         700   Federated Department Stores, Inc.                                                                   33,285
       7,500   Ford Motor Company                                                                                  90,975
         600   Fortune Brands, Inc.                                                                                39,090
       1,100   Gannett Company, Inc.                                                                               92,521
       3,600   Gap, Inc.                                                                                           68,688
       2,300   General Motors Corporation                                                                          98,141
         900   Genuine Parts Company                                                                               28,638
         800   Goodyear Tire & Rubber Company                                                                       5,488
       1,200   Harley-Davidson, Inc.                                                                               56,892
         600   Harrah's Entertainment, Inc.                                                                        26,100
         800   Hasbro, Inc.                                                                                        17,440
       1,500   Hilton Hotels Corporation                                                                           23,760
       9,500   Home Depot, Inc.                                                                                   352,165
       1,400   International Game Technology                                                                       45,850
       1,600   Interpublic Group of Companies, Inc.                                                                23,808
       1,100   J.C. Penney Company, Inc.                                                                           26,015
         400   Johnson Controls, Inc.                                                                              43,012
         500   Jones Apparel Group, Inc.                                                                           17,250
         200   KB Home                                                                                             13,698
         500   Knight Ridder, Inc.                                                                                 36,660
       1,400   Kohl's Corporation *                                                                                78,498
         900   Leggett & Platt, Inc.                                                                               18,801
       2,100   Limited Brands, Inc.                                                                                36,960
         500   Liz Claiborne, Inc.                                                                                 18,445
       3,200   Lowe's Companies, Inc.                                                                             188,576
         900   Marriott International, Inc.                                                                        38,880
       1,800   Mattel, Inc.                                                                                        34,848
       1,100   May Department Stores Company                                                                       30,756
         500   Maytag Corporation                                                                                  12,700
       5,200   McDonald's Corporation                                                                             130,052
         700   McGraw-Hill Companies, Inc.                                                                         46,865
         400   Meredith Corporation                                                                                19,408
         800   New York Times Company                                                                              38,024
       1,100   Newell Rubbermaid, Inc.                                                                             25,080
       1,000   NIKE, Inc.                                                                                          63,900
         600   Nordstrom, Inc.                                                                                     18,294
       1,200   Office Depot, Inc.*                                                                                 17,916
         800   Omnicom Group, Inc.                                                                                 63,840
         300   Pulte Homes, Inc.                                                                                   25,953
         600   RadioShack Corporation                                                                              17,994
         400   Reebok International, Ltd.                                                                          15,580
       1,100   Sears, Roebuck and Company                                                                          57,893
         700   Sherwin-Williams Company                                                                            23,478
         400   Snap-On, Inc.                                                                                       11,736
         500   Stanley Works                                                                                       16,670
       2,000   Staples, Inc.*                                                                                      53,640
       1,600   Starbucks Corporation *                                                                             50,560
         800   Starwood Hotels & Resorts Worldwide, Inc.                                                           26,984
       3,700   Target Corporation                                                                                 147,038
         600   Tiffany & Company                                                                                   28,470
      18,650   Time Warner, Inc.*                                                                                 285,158
       2,100   TJX Companies, Inc.                                                                                 44,079
         800   Toys 'R' Us, Inc.*                                                                                  10,400
       1,200   Tribune Company                                                                                     58,860
         400   Tupperware Corporation                                                                               6,020
       1,300   Univision Communications, Inc.*                                                                     44,135
         500   VF Corporation                                                                                      21,225
       7,200   Viacom, Inc.                                                                                       287,064
         700   Visteon Corporation                                                                                  4,522
       8,400   Walt Disney Company                                                                                190,176
         600   Wendy's International, Inc.                                                                         22,230
         300   Whirlpool Corporation                                                                               21,141
       1,200   Yum! Brands, Inc.*                                                                                  40,968
-------------------------------------------------------------------------------------------------------------------------
             Total Consumer Discretionary                                                                       4,634,679
=========================================================================================================================

Consumer Staples (11.0%)
-------------------------------------------------------------------------------------------------------------------------
         200   Adolph Coors Company                                                                                11,210
         400   Alberto-Culver Company                                                                              25,360
       1,500   Albertson's, Inc.                                                                                   30,435
       8,300   Altria Group, Inc.                                                                                 385,950
       3,400   Anheuser-Busch Companies, Inc.                                                                     167,484
       2,596   Archer Daniels Midland Company                                                                      37,253
         900   Avon Products, Inc.                                                                                 61,164
         300   Brown-Foreman Corporation                                                                           25,314
       1,600   Campbell Soup Company                                                                               41,472
         800   Clorox Company                                                                                      36,240
      10,100   Coca-Cola Company                                                                                  468,640
       1,800   Coca-Cola Enterprises, Inc.                                                                         36,288
       2,200   Colgate-Palmolive Company                                                                          117,018
       2,200   ConAgra Foods, Inc.                                                                                 52,448
       1,800   Costco Wholesale Corporation *                                                                      63,666
       1,600   CVS Corporation                                                                                     56,288
       1,500   General Mills, Inc.                                                                                 67,275
       4,200   Gillette Company                                                                                   133,980
       1,400   H.J. Heinz Company                                                                                  49,462
         600   Hershey Foods Corporation                                                                           46,260
       1,600   Kellogg Company                                                                                     53,008
       2,000   Kimberly-Clark Corporation                                                                         105,620
       3,100   Kroger Company*                                                                                     54,219
         700   McCormick & Company, Inc.                                                                           20,748
       1,100   Pepsi Bottling Group, Inc.                                                                          24,519
       7,090   PepsiCo, Inc.                                                                                      339,044
       5,300   Procter & Gamble Company                                                                           520,937
         300   R.J. Reynolds Tobacco Holdings, Inc.                                                                14,409
       1,800   Safeway, Inc.*                                                                                     $37,980
       3,200   Sara Lee Corporation                                                                                63,776
         700   SUPERVALU, Inc.                                                                                     17,654
       2,600   SYSCO Corporation                                                                                   87,516
         700   UST, Inc.                                                                                           23,814
      18,000   Wal-Mart Stores, Inc.                                                                            1,061,100
       4,200   Walgreen Company                                                                                   146,244
       1,000   William Wrigley Jr. Company                                                                         56,400
         700   Winn-Dixie Stores, Inc.                                                                              5,663
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           4,545,858
=========================================================================================================================

Energy (5.3%)
-------------------------------------------------------------------------------------------------------------------------
         400   Amerada Hess Corporation                                                                            20,648
         945   Anadarko Petroleum Corporation                                                                      41,221
         661   Apache Corporation                                                                                  46,085
         300   Ashland, Inc.                                                                                       11,172
       1,400   Baker Hughes, Inc.                                                                                  39,564
         800   BJ Services Company *                                                                               26,248
         800   Burlington Resources, Inc.                                                                          38,912
       4,378   ChevronTexaco Corporation                                                                          325,285
       2,748   ConocoPhillips Company                                                                             157,048
         900   Devon Energy Corporation                                                                            43,650
         400   EOG Resources, Inc.                                                                                 16,856
      27,400   Exxon Mobil Corporation                                                                          1,002,292
       1,800   Halliburton Company                                                                                 42,984
         400   Kerr-McGee Corporation                                                                              16,600
       1,200   Marathon Oil Corporation                                                                            35,484
         700   Nabors Industries, Ltd.*                                                                            26,460
         700   Noble Corporation*                                                                                  24,031
       1,500   Occidental Petroleum Corporation                                                                    52,890
         500   Rowan Companies, Inc.*                                                                              11,975
       2,400   Schlumberger, Ltd.                                                                                 112,728
         500   Sunoco, Inc.                                                                                        21,880
       1,300   Transocean, Inc.*                                                                                   24,947
       1,000   Unocal Corporation                                                                                  31,680
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,170,640
=========================================================================================================================

Financials (20.5%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   ACE, Ltd.                                                                                           39,600
       2,100   AFLAC, Inc.                                                                                         76,608
       2,900   Allstate Corporation                                                                               114,550
         450   Ambac Financial Group, Inc.                                                                         31,833
       5,300   American Express Company                                                                           248,729
      10,744   American International Group, Inc.                                                                 653,558
       1,600   AmSouth Bancorporation                                                                              37,792
       1,200   Aon Corporation                                                                                     26,280
         400   Apartment Investment & Management Company                                                           16,360
       6,100   Bank of America Corporation                                                                        461,953
       3,100   Bank of New York Company, Inc.                                                                      96,689
       4,600   Bank One Corporation                                                                               195,270
       2,200   BB&T Corporation                                                                                    85,074
         400   Bear Stearns Companies, Inc.                                                                        30,500
         900   Capital One Financial Corporation                                                                   54,720
       5,600   Charles Schwab Corporation                                                                          75,936
       1,076   Charter One Financial, Inc.                                                                         34,389
         700   Chubb Corporation                                                                                   46,767
         800   Cincinnati Financial Corporation                                                                    32,736
      21,306   Citigroup, Inc.                                                                                  1,009,904
         900   Comerica, Inc.                                                                                      46,332
         500   Countrywide Financial Corporation                                                                   52,560
       1,600   Equity Office Properties Trust                                                                      44,816
       1,200   Equity Residential REIT                                                                             35,100
       2,800   Federal Home Loan Mortgage Corporation                                                             157,164
       4,000   Federal NationalMortgage Corporation                                                               286,760
         600   Federated Investors, Inc.                                                                           16,590
       2,322   Fifth Third Bancorp                                                                                134,583
         700   First Tennessee National Corporation                                                                31,752
       4,308   FleetBoston Financial Corporation                                                                  174,000
       1,100   Franklin Resources, Inc.                                                                            52,162
         600   Golden West Financial Corporation                                                                   60,258
       1,900   Goldman Sachs Group, Inc.                                                                          178,410
       1,100   Hartford Financial Services Group, Inc.                                                             60,390
       1,110   Huntington Bancshares, Inc.                                                                         24,043
       8,410   J.P. Morgan Chase & Company                                                                        301,919
       1,100   Janus Capital Group, Inc.                                                                           15,554
         750   Jefferson-Pilot Corporation                                                                         35,805
       1,100   John Hancock Financial Services, Inc.                                                               38,885
       1,700   KeyCorp                                                                                             48,025
       1,000   Lehman Brothers Holdings, Inc.                                                                      72,000
         900   Lincoln National Corporation                                                                        35,937
         700   Loews Corporation                                                                                   30,100
       2,200   Marsh & McLennan Companies, Inc.                                                                    94,050
       1,100   Marshall & Ilsley Corporation                                                                       39,402
         600   MBIA, Inc.                                                                                          35,766
       5,200   MBNA Corporation                                                                                   128,700
       1,700   Mellon Financial Corporation                                                                        50,779
       3,800   Merrill Lynch & Company, Inc.                                                                      224,960
       3,100   MetLife, Inc.                                                                                       97,340
         400   MGIC Investment Corporation                                                                         20,524
         600   Moody's Corporation                                                                                 34,698
       4,500   Morgan Stanley and Company                                                                         246,915
       2,500   National City Corporation                                                                           81,650
         800   North Fork Bancorporation, Inc.                                                                     31,184
       1,000   Northern Trust Corporation                                                                          46,450
         900   Plum Creek Timber Company, Inc.                                                                     23,715
       1,200   PNC Financial Services Group, Inc.                                                                  64,284
       1,300   Principal Financial Group, Inc.                                                                     40,755
         900   Progressive Corporation                                                                             66,420
         900   ProLogis Trust                                                                                      26,586
       1,200   Providian Financial Corporation *                                                                   13,332
       2,200   Prudential Financial, Inc.                                                                          85,008
       1,100   Regions Financial Corporation                                                                       40,425
         500   SAFECO Corporation                                                                                  18,350
         900   Simon Property Group, Inc.                                                                          40,572
       1,800   SLM Corporation                                                                                     70,488
       1,500   SouthTrust Corporation                                                                              47,775
         900   St. Paul Companies, Inc.                                                                            34,317
       1,300   State Street Corporation                                                                            68,068
       1,100   SunTrust Banks, Inc.                                                                                73,777
       1,400   Synovus Financial Corporation                                                                       38,640
         700   T. Rowe Price Group, Inc.                                                                           28,805
         600   Torchmark Corporation                                                                               26,328
       4,124   Travelers Property Casualty Company, Class B                                                        67,510
       7,918   U.S. Bancorp                                                                                       215,528
         950   Union Planters Corporation                                                                          31,606
       1,200   UNUMProvident Corporation                                                                           19,644
       5,500   Wachovia Corporation                                                                               252,285
       3,800   Washington Mutual, Inc.                                                                            166,250
       6,900   Wells Fargo & Company                                                                              388,608
         600   XL Capital, Ltd.                                                                                    41,700
         400   Zions Bancorporation                                                                                24,516
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 8,450,103
=========================================================================================================================

Health Care (12.7%)
-------------------------------------------------------------------------------------------------------------------------
       6,400   Abbott Laboratories                                                                                272,768
         600   Aetna, Inc.                                                                                         34,446
         500   Allergan, Inc.                                                                                      37,810
         400   AmerisourceBergen Corporation                                                                       22,708
       5,336   Amgen, Inc.*                                                                                       329,551
         600   Anthem, Inc.*                                                                                       41,058
       1,000   Applied Biosystems Group                                                                            23,080
         400   Bausch & Lomb, Inc.                                                                                 19,264
       2,500   Baxter International, Inc.                                                                          66,450
       1,000   Becton, Dickinson and Company                                                                       36,560
         600   Biogen, Inc.*                                                                                       24,282
         975   Biomet, Inc.                                                                                        34,964
       1,700   Boston Scientific Corporation *                                                                    115,124
       8,000   Bristol-Myers Squibb Company                                                                       202,960
         400   C.R. Bard, Inc.                                                                                     32,020
       1,800   Cardinal Health, Inc.                                                                              106,812
         700   Chiron Corporation*                                                                                 38,241
         500   CIGNA Corporation                                                                                   28,525
       4,600   Eli Lilly and Company                                                                              306,452
         300   Express Scripts, Inc.*                                                                              16,476
       1,500   Forest Laboratories, Inc.                                                                           75,015
         900   Genzyme Corporation*                                                                                41,310
       1,200   Guidant Corporation                                                                                 61,212
       2,000   HCA, Inc.                                                                                           76,500
         900   Health Management Associates, Inc.                                                                  19,935
         600   Humana, Inc.*                                                                                       12,174
         900   IMS Health, Inc.                                                                                    21,177
      12,190   Johnson & Johnson                                                                                  613,523
         933   King Pharmaceuticals, Inc.*                                                                         12,502
         400   Manor Care, Inc.                                                                                    13,312
       1,200   McKesson Corporation                                                                                36,324
       1,025   Medco Health Solutions, Inc.*                                                                       34,030
       1,000   MedImmune, Inc.*                                                                                    26,660
       5,000   Medtronic, Inc.                                                                                    227,850
       9,200   Merck & Company, Inc.                                                                              407,100
         400   Millipore Corporation*                                                                              17,540
      32,140   Pfizer, Inc.                                                                                     1,015,624
         400   Quest Diagnostics, Inc.*                                                                            27,060
       6,000   Schering-Plough Corporation                                                                         91,620
         700   St. Jude Medical, Inc.*                                                                             40,712
         800   Stryker Corporation                                                                                 64,888
       1,900   Tenet Healthcare Corporation *                                                                      26,220
       2,400   UnitedHealth Group, Inc.                                                                           122,112
         400   Watson Pharmaceuticals, Inc.*                                                                       15,708
         600   WellPoint Health Networks, Inc.*                                                                    53,340
       5,500   Wyeth Corporation                                                                                  242,770
         840   Zimmer Holdings, Inc.*                                                                              53,600
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                5,239,369
=========================================================================================================================

Industrials (10.3%)
-------------------------------------------------------------------------------------------------------------------------
       3,200 3M Company                                                                                           252,384
         800   Allied Waste Industries, Inc.*                                                                       9,024
         900   American Power Conversion Corporation                                                               18,207
         300   American Standard Companies, Inc.*                                                                  28,710
         700   Apollo Group, Inc.*                                                                                 44,471
         500   Avery Dennison Corporation                                                                          26,290
       3,400   Boeing Company                                                                                     130,866
       1,500   Burlington Northern Santa Fe Corporation                                                            43,410
       1,400   Caterpillar, Inc.                                                                                  102,592
       4,100   Cendant Corporation *                                                                               83,763
         700   Cintas Corporation                                                                                  29,862
         400   Cooper Industries, Ltd.                                                                             21,160
         400   Crane Company                                                                                       11,240
         800   CSX Corporation                                                                                     25,456
         200   Cummins, Inc.                                                                                        9,480
         600   Danaher Corporation                                                                                 49,710
         900   Deere & Company                                                                                     54,558
         600   Delta Air Lines, Inc.                                                                                7,812
         400   Deluxe Corporation                                                                                  16,148
         800   Dover Corporation                                                                                   31,216
         300   Eaton Corporation                                                                                   30,072
       1,700   Emerson Electric Company                                                                            96,475
         700   Equifax, Inc.                                                                                       17,108
       1,200   FedEx Corporation                                                                                   90,912
         500   Fluor Corporation                                                                                   18,540
         800   General Dynamics Corporation                                                                        66,960
      41,400   General Electric Company                                                                         1,201,014
         400   Goodrich Corporation                                                                                11,048
         700   H&R Block, Inc.                                                                                     32,963
       3,500   Honeywell International, Inc.                                                                      107,135
       1,200   Illinois Tool Works, Inc.                                                                           88,260
         700   Ingersoll-Rand Company                                                                              42,280
         400   ITT Industries, Inc.                                                                                27,196
       1,800   Lockheed Martin Corporation                                                                         83,448
       1,900   Masco Corporation                                                                                   52,250
         400   Monster Worldwide, Inc.*                                                                            10,188
         300   Navistar International Corporation*                                                                 12,129
       1,600   Norfolk Southern Corporation                                                                        32,240
         767   Northrop Grumman Corporation                                                                        68,570
         450   PACCAR, Inc.                                                                                        35,532
         600   Pall Corporation                                                                                    14,040
         500   Parker-Hannifin Corporation                                                                         25,485
       1,100   Pitney Bowes, Inc.                                                                                  45,210
         500   Power-One, Inc.*                                                                                     4,530
         600   R.R. Donnelley & Sons Company                                                                       15,600
       1,700   Raytheon Company                                                                                    45,016
         700   Robert Half International, Inc.*                                                                    16,527
         800   Rockwell Automation, Inc.                                                                           24,840
         700   Rockwell Collins, Inc.                                                                              19,215
         400   Ryder System, Inc.                                                                                  12,000
       3,200   Southwest Airlines Company                                                                          62,080
         500   Textron, Inc.                                                                                       24,845
         400   Thomas & Betts Corporation *                                                                         7,120
       8,238   Tyco International, Ltd.                                                                           172,009
       1,000   Union Pacific Corporation                                                                           62,600
       4,600   United Parcel Service, Inc.                                                                        333,592
       1,900   United Technologies Corporation                                                                    160,911
         400   W.W. Grainger, Inc.                                                                                 18,312
       2,400   Waste Management, Inc.                                                                              62,208
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,246,819
=========================================================================================================================

Information Technology (17.4%)
-------------------------------------------------------------------------------------------------------------------------
       3,500   ADC Telecommunications, Inc.*                                                                        8,925
         900   Adobe Systems, Inc.                                                                                 39,456
       1,400   Advanced Micro Devices, Inc.*                                                                       21,280
       1,900   Agilent Technologies, Inc.*                                                                         47,348
       1,500   Altera Corporation*                                                                                 30,345
       1,500   Analog Devices, Inc.*                                                                               66,495
         800   Andrew Corporation *                                                                                10,464
       1,500   Apple Computer, Inc.*                                                                               34,335
       6,800   Applied Materials, Inc.*                                                                           158,916
       1,400   Applied Micro Circuits Corporation *                                                                 8,148
         600   Autodesk, Inc.                                                                                      11,550
       2,400   Automatic Data Processing, Inc.                                                                     90,576
       1,625   Avaya, Inc.*                                                                                        21,028
       1,000   BMC Software, Inc.*                                                                                 17,380
       1,200   Broadcom Corporation*                                                                               38,340
       1,900   CIENA Corporation*                                                                                  12,179
      29,000   Cisco Systems, Inc.*                                                                               608,420
         600   Citrix Systems, Inc.*                                                                               15,168
       2,300   Computer Associates International, Inc.                                                             54,096
         700   Computer Sciences Corporation *                                                                     27,734
       1,700   Compuware Corporation *                                                                              9,554
         800   Comverse Technology, Inc.*                                                                          14,432
       2,000   Concord EFS, Inc.*                                                                                  21,380
         700   Convergys Corporation *                                                                             11,242
       5,500   Corning, Inc.*                                                                                      60,390
      10,600   Dell, Inc.*                                                                                        382,872
         600   Electronic Arts, Inc.*                                                                              59,424
       1,900   Electronic Data Systems Corporation                                                                 40,755
       9,000   EMC Corporation *                                                                                  124,560
       3,000   First Data Corporation                                                                             107,100
         750   Fiserv, Inc.*                                                                                       26,490
       1,400   Gateway, Inc.*                                                                                       7,056
      12,541   Hewlett-Packard Company                                                                            279,790
      26,900   Intel Corporation                                                                                  889,045
       7,100   International Business Machines Corporation                                                        635,308
         800   Intuit, Inc.*                                                                                       39,984
         800   Jabil Circuit, Inc.*                                                                                22,280
       5,900   JDS Uniphase Corporation *                                                                          20,945
         700   KLA-Tencor Corporation *                                                                            40,131
         500   Lexmark International, Inc.*                                                                        36,805
       1,200   Linear Technology Corporation                                                                       51,132
       1,500   LSI Logic Corporation*                                                                              13,860
      17,200   Lucent Technologies, Inc.*                                                                          55,040
       1,300   Maxim Integrated Products, Inc.                                                                     64,623
         400   Mercury Interactive Corporation *                                                                   18,576
       2,500   Micron Technology, Inc.*                                                                            35,850
      44,700   Microsoft Corporation                                                                            1,168,905
         800   Molex, Inc.                                                                                         25,112
       9,600   Motorola, Inc.                                                                                     129,888
         700   National Semiconductor Corporation *                                                                28,441
         500   NCR Corporation *                                                                                   17,970
       1,400   Network Appliance, Inc.*                                                                            34,552
       1,500   Novell, Inc.*                                                                                        8,805
         600   Novellus Systems, Inc.*                                                                             24,774
         600   NVIDIA Corporation *                                                                                10,608
      21,600   Oracle Corporation *                                                                               258,336
       1,200   Parametric Technology Corporation *                                                                  3,732
       1,500   Paychex, Inc.                                                                                       58,380
       1,500   PeopleSoft, Inc.*                                                                                   31,140
         700   PerkinElmer, Inc.                                                                                   12,607
         800   PMC-Sierra, Inc.*                                                                                   14,536
         400   QLogic Corporation *                                                                                22,420
       3,200   QUALCOMM, Inc.                                                                                     152,000
         700   Sabre Holdings Corporation                                                                          15,337
       2,100   Sanmina-SCI Corporation *                                                                           22,155
         600   Scientific-Atlanta, Inc.                                                                            17,760
       2,000   Siebel Systems, Inc.*                                                                               25,180
       3,400   Solectron Corporation *                                                                             18,836
      13,300   Sun Microsystems, Inc.*                                                                             52,668
       1,100   SunGard Data Systems, Inc.*                                                                         30,855
         600   Symantec Corporation *                                                                              39,990
       1,050   Symbol Technologies, Inc.                                                                           13,114
         500   Tektronix, Inc.                                                                                     12,835
       1,700   Tellabs, Inc.*                                                                                      12,801
         700   Teradyne, Inc.*                                                                                     15,946
       7,100   Texas Instruments, Inc.                                                                            205,332
         800   Thermo Electron Corporation *                                                                       17,584
       1,400   Unisys Corporation *                                                                                21,504
       1,700   VERITAS Software Corporation *                                                                      61,455
         500   Waters Corporation *                                                                                15,715
       3,200   Xerox Corporation *                                                                                 33,600
       1,400   Xilinx, Inc.*                                                                                       44,380
       2,600   Yahoo!, Inc.*                                                                                      113,620
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     7,183,680
=========================================================================================================================

Materials (2.9%)
-------------------------------------------------------------------------------------------------------------------------
         900   Air Products and Chemicals, Inc.                                                                    40,869
       3,500   Alcoa, Inc.                                                                                        110,495
         500   Allegheny Technologies, Inc.                                                                         3,825
         200   Ball Corporation                                                                                    11,240
         400   Bemis Company, Inc.                                                                                 18,496
         400   Boise Cascade Corporation                                                                           11,220
       3,783   Dow Chemical Company                                                                               142,581
       4,100   E.I. du Pont de Nemours and Company                                                                165,640
         500   Eastman Chemical Company                                                                            16,230
       1,000   Ecolab, Inc.                                                                                        26,890
         700   Engelhard Corporation                                                                               20,006
         600   Freeport-McMoRan Copper & Gold, Inc.                                                                23,250
         952   Georgia-Pacific Corporation                                                                         25,019
         400   Great Lakes Chemical Corporation                                                                     8,600
         600   Hercules, Inc.*                                                                                      6,270
         500   International Flavors and Fragrances, Inc.                                                          16,550
       1,900   International Paper Company                                                                         74,765
         600   Louisiana-Pacific Corporation *                                                                     11,412
         991   Meadwestvaco Corporation                                                                            25,687
         984   Monsanto Company                                                                                    24,649
       1,600   Newmont Mining Corporation                                                                          70,048
         400   Nucor Corporation                                                                                   21,932
         800   Pactiv Corporation *                                                                                17,640
         400   Phelps Dodge Corporation *                                                                          24,696
         700   PPG Industries, Inc.                                                                                40,355
         600   Praxair, Inc.                                                                                       41,748
         900   Rohm and Haas Company                                                                               35,370
         400   Sealed Air Corporation*                                                                             21,292
         300   Sigma-Aldrich Corporation                                                                           15,735
         400   Temple-Inland, Inc.                                                                                 21,612
         500   United States Steel Corporation                                                                     11,825
         600   Vulcan Materials Company                                                                            26,586
         900   Weyerhaeuser Company                                                                                54,207
         500   Worthington Industries, Inc.                                                                         7,290
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,194,030
=========================================================================================================================

Utilities (2.9%)
-------------------------------------------------------------------------------------------------------------------------
       2,500   AES Corporation *                                                                                   21,875
         600   Allegheny Energy, Inc.                                                                               6,348
         800   Ameren Corporation                                                                                  35,720
       1,600   American Electric Power Company, Inc.                                                               45,104
       1,500   Calpine Corporation *                                                                                6,915
       1,300   CenterPoint Energy, Inc.                                                                            12,753
         900   CINergy Corporation                                                                                 32,679
         700   CMS Energy Corporation                                                                               5,684
       1,000   Consolidated Edison, Inc.                                                                           40,470
         800   Constellation Energy Group, Inc.                                                                    29,096
       1,300   Dominion Resources, Inc.                                                                            80,080
         800   DTE Energy Company                                                                                  29,504
       3,700   Duke Energy Corporation                                                                             67,155
       1,500   Dynegy, Inc.                                                                                         6,015
       1,300   Edison International, Inc.*                                                                         25,623
       2,392   El Paso Corporation                                                                                 17,557
         900   Entergy Corporation                                                                                 48,510
       1,275   Exelon Corporation                                                                                  80,899
       1,300   FirstEnergy Corporation                                                                             44,707
         800   FPL Group, Inc.                                                                                     50,992
         800   KeySpan Corporation                                                                                 27,976
         700   Kinder Morgan, Inc.                                                                                 37,485
         200   Nicor, Inc.                                                                                          6,854
       1,237   NiSource, Inc.                                                                                      25,618
       1,700   Pacific Gas & Electric Company *                                                                    41,565
         300   Peoples Energy Corporation                                                                          12,135
         500   Pinnacle West Capital Corporation                                                                   18,280
         800   PPL Corporation                                                                                     31,936
       1,027   Progress Energy, Inc.                                                                               44,264
       1,100   Public Service Enterprise Group, Inc.                                                               44,957
       1,000   Sempra Energy                                                                                       27,800
       3,000   Southern Company                                                                                    89,400
         900   TECO Energy, Inc.                                                                                   11,817
       1,300   TXU Corporation                                                                                     29,666
       2,100   Williams Companies, Inc.                                                                            21,420
       1,755   Xcel Energy, Inc.                                                                                   28,782
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,187,641
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $45,251,484)                                                           40,207,499
=========================================================================================================================

      Shares   Short-Term Investments (2.5%)                            Interest Rate(b)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
   1,033,976   The AAL Money Market Fund(c)                                     0.528%              N/A        $1,033,976
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,033,976
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $46,285,460)                                                           $41,241,475
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

(c) At October 31, 2003, $57,000 in cash was pledged as
    the initial margin deposit and $1,033,976 of the AAL
    Money Market Fund was pledged as collateral to cover
    open financial futures contracts written as follows:

                                                                                               Notional
                      Number of        Expiration                              Market         Principal        Unrealized
Type                  Contracts              Date          Position             Value            Amount              Gain
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Mini Futures           20     December 2003              Long        $1,049,500       $1,040,323             $9,177
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Equity Income Fund
Schedule of Investments as of October 31, 2003(a) (unaudited)

      Shares   Common Stock (97.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (4.5%)
-------------------------------------------------------------------------------------------------------------------------
      22,400   ALLTEL Corporation                                                                              $1,058,848
     169,400   AT&T Wireless Services, Inc.*                                                                    1,228,150
      65,100   BellSouth Corporation                                                                            1,712,781
      23,800   Nextel Communications, Inc.*                                                                       575,960
      88,347   SBC Communications, Inc.                                                                         2,118,561
      93,200   Verizon Communications, Inc.                                                                     3,131,520
      62,500   Vodafone Group plc ADR                                                                           1,321,875
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   11,147,695
=========================================================================================================================

Consumer Discretionary (11.7%)
-------------------------------------------------------------------------------------------------------------------------
      17,500   Abercrombie & Fitch Company *                                                                      498,750
       7,600   AutoZone, Inc.*                                                                                    730,360
      15,900   Best Buy Company, Inc.*                                                                            927,129
      42,900   Clear Channel Communications, Inc.                                                               1,751,178
      36,231   Comcast Corporation*                                                                             1,228,956
      71,200   Fox Entertainment Group, Inc.*                                                                   1,972,240
      43,800   Home Depot, Inc.                                                                                 1,623,666
      14,200   Johnson Controls, Inc.                                                                           1,526,926
     154,000   Liberty Media Corporation *                                                                      1,553,860
      26,100   Lowe's Companies, Inc.                                                                           1,538,073
      95,600   McDonald's Corporation                                                                           2,390,956
      19,100   Sears, Roebuck and Company                                                                       1,005,233
      62,200   Staples, Inc.*                                                                                   1,668,204
      67,200   Target Corporation                                                                               2,670,528
      45,300   Time Warner, Inc.*                                                                                 692,637
      31,500   Toyota Motor Corporation ADR                                                                     1,827,630
      25,600   Tribune Company                                                                                  1,255,680
      66,900   Viacom, Inc.                                                                                     2,667,303
      61,000   Walt Disney Company                                                                              1,381,040
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    28,910,349
=========================================================================================================================

Consumer Staples (5.6%)
-------------------------------------------------------------------------------------------------------------------------
      59,400   Altria Group, Inc.                                                                               2,762,100
      90,700   CVS Corporation                                                                                  3,190,826
      37,900   General Mills, Inc.                                                                              1,699,815
      22,600   Kimberly-Clark Corporation                                                                       1,193,506
      45,500   Kraft Foods, Inc.                                                                                1,324,050
      51,200   Kroger Company*                                                                                    895,488
      20,900   Procter & Gamble Company                                                                         2,054,261
      28,400   SUPERVALU, Inc.                                                                                    716,248
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          13,836,294
=========================================================================================================================

Energy (9.9%)
-------------------------------------------------------------------------------------------------------------------------
      22,565   Apache Corporation                                                                               1,573,232
      45,500   Baker Hughes, Inc.                                                                               1,285,830
      42,100   BP plc                                                                                           1,784,198
      40,947   ChevronTexaco Corporation                                                                        3,042,362
      80,945   ConocoPhillips Company                                                                           4,626,007
      44,800   EOG Resources, Inc.                                                                              1,887,872
     187,900   Exxon Mobil Corporation                                                                          6,873,382
      39,600   Noble Corporation*                                                                               1,359,468
      51,800   Valero Energy Corporation                                                                        2,211,860
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    24,644,211
=========================================================================================================================

Financials (30.1%)
-------------------------------------------------------------------------------------------------------------------------
      34,100   ACE, Ltd.                                                                                        1,227,600
      60,200   Allstate Corporation                                                                             2,377,900
      49,800   American Express Company                                                                         2,337,114
      58,800   American International Group, Inc.                                                               3,576,804
      80,200   Bank of America Corporation                                                                      6,073,546
      48,600   Bank One Corporation                                                                             2,063,070
     214,333   Citigroup, Inc.                                                                                 10,159,384
      23,300   Countrywide Financial Corporation                                                                2,449,296
      23,800   Equity Office Properties Trust                                                                     666,638
      38,700   Federal Home Loan Mortgage Corporation                                                           2,172,231
      48,600   Federal National Mortgage Corporation                                                            3,484,134
      14,200   Goldman Sachs Group, Inc.                                                                        1,333,380
      40,700   Hartford Financial Services Group, Inc.                                                          2,234,430
     113,500   J.P. Morgan Chase & Company                                                                      4,074,650
      20,500   Lehman Brothers Holdings, Inc.                                                                   1,476,000
      47,500   MBNA Corporation                                                                                 1,175,625
      41,700   Merrill Lynch & Company, Inc.                                                                    2,468,640
      75,800   MetLife, Inc.                                                                                    2,380,120
      40,300   Morgan Stanley and Company                                                                       2,211,261
      25,000   National City Corporation                                                                          816,500
      35,900   Prudential Financial, Inc.                                                                       1,387,176
      17,100   Simon Property Group, Inc.                                                                         770,868
      42,400   SouthTrust Corporation                                                                           1,350,440
      31,800   St. Paul Companies, Inc.                                                                         1,212,534
      68,200   Travelers Property Casualty Company, Class B                                                     1,116,434
     123,300   U.S. Bancorp                                                                                     3,356,226
      64,600   Wachovia Corporation                                                                             2,963,202
      32,500   Washington Mutual, Inc.                                                                          1,421,875
      87,400   Wells Fargo & Company                                                                            4,922,368
      21,900   XL Capital, Ltd.                                                                                 1,522,050
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                74,781,496
=========================================================================================================================

Health Care (5.9%)
-------------------------------------------------------------------------------------------------------------------------
      17,300   Aetna, Inc.                                                                                        993,193
      18,800   Anthem, Inc.*                                                                                    1,286,484
       9,000   CIGNA Corporation                                                                                  513,450
      96,700   IVAX Corporation *                                                                               1,862,442
      20,600   Johnson & Johnson                                                                                1,036,798
      79,800   McKesson Corporation                                                                             2,415,546
       3,642   Medco Health Solutions, Inc.*                                                                      120,914
      30,200   Merck & Company, Inc.                                                                            1,336,350
      93,400   Pfizer, Inc.                                                                                     2,951,440
      45,200   Wyeth Corporation                                                                                1,995,128
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               14,511,745
=========================================================================================================================

Industrials (10.6%)
-------------------------------------------------------------------------------------------------------------------------
      16,900   Boeing Company                                                                                     650,481
      44,400   Burlington Northern Santa Fe Corporation                                                         1,284,936
      34,300   Caterpillar, Inc.                                                                                2,513,504
      72,200   Cendant Corporation*                                                                             1,475,046
      19,400   Dover Corporation                                                                                  756,988
       8,500   Emerson Electric Company                                                                           482,375
      21,300   FedEx Corporation                                                                                1,613,688
       8,200   General Dynamics Corporation                                                                       686,340
      47,100   General Electric Company                                                                         1,366,371
      49,850   Honeywell International, Inc.                                                                    1,525,908
       8,800   Illinois Tool Works, Inc.                                                                          647,240
      23,500   Lockheed Martin Corporation                                                                      1,089,460
      55,600   Masco Corporation                                                                                1,529,000
      12,300   Northrop Grumman Corporation                                                                     1,099,620
      34,500   Pitney Bowes, Inc.                                                                               1,417,950
      18,600   Raytheon Company                                                                                   492,528
      52,200   Republic Services, Inc.                                                                          1,213,650
      87,100   Tyco International, Ltd.                                                                         1,818,648
      26,800   Union Pacific Corporation                                                                        1,677,680
      35,100   United Technologies Corporation                                                                  2,972,619
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               26,314,032
=========================================================================================================================

Information Technology (9.8%)
-------------------------------------------------------------------------------------------------------------------------
      71,900   Applied Materials, Inc.*                                                                         1,680,303
      63,300   Cisco Systems, Inc.*                                                                             1,328,034
      40,000   Computer Associates International, Inc.                                                            940,800
      17,100   Computer Sciences Corporation *                                                                    677,502
      47,000   First Data Corporation                                                                           1,677,900
      22,600   Fiserv, Inc.*                                                                                      798,232
      48,200   Harris Corporation                                                                               1,794,004
     178,500   Hewlett-Packard Company                                                                          3,982,335
      66,400   Intel Corporation                                                                                2,194,520
      21,600   International Business Machines Corporation                                                      1,932,768
      67,900   Microsoft Corporation                                                                            1,775,585
     134,400   Motorola, Inc.                                                                                   1,818,432
      29,800   Nokia Corporation ADR                                                                              506,302
      63,000   Oracle Corporation *                                                                               753,480
      22,900   Storage Technology Corporation *                                                                   551,890
      69,900   Texas Instruments, Inc.                                                                          2,021,508
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    24,433,595
=========================================================================================================================

Materials (5.9%)
-------------------------------------------------------------------------------------------------------------------------
      73,100   Alcoa, Inc.                                                                                      2,307,767
      29,400   BASF AG                                                                                          1,352,400
      43,300   E.I. du Pont de Nemours and Company                                                              1,749,320
      62,000   International Paper Company                                                                      2,439,700
      19,700   Praxair, Inc.                                                                                    1,370,726
      92,400   United States Steel Corporation                                                                  2,185,260
      52,000   Weyerhaeuser Company                                                                             3,131,960
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 14,537,133
=========================================================================================================================

Utilities (3.6%)
-------------------------------------------------------------------------------------------------------------------------
      41,700   Dominion Resources, Inc.                                                                         2,568,720
      21,500   Entergy Corporation                                                                              1,158,850
      32,500   Exelon Corporation                                                                               2,062,125
      38,800   FirstEnergy Corporation                                                                          1,334,332
      28,500   FPL Group, Inc.                                                                                  1,816,590
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  8,940,617
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $221,369,408)                                                         242,057,167
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (2.4%)                            Interest Rate(b)    Maturity Date           Value
-------------------------------------------------------------------------------------------------------------------------
  $5,977,697   The AAL Money Market Fund                                        0.528%        11/1/2003        $5,977,697
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 5,977,697
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $227,347,105)                                                         $248,034,864
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Balanced Fund
Schedule of Investments as of October 31, 2003 (a) (unaudited)

      Shares   Common Stock (50.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      25,200   AT&T Wireless Services, Inc.*                                                                     $182,700
      21,300   CenturyTel, Inc.                                                                                   761,475
       1,600   Commonwealth Telephone Enterprises, Inc.*                                                           65,216
      34,300   Nextel Communications, Inc.*                                                                       830,060
      71,599   SBC Communications, Inc.                                                                         1,716,944
      40,100   Sprint Corporation (PCS Group) *                                                                   174,435
      55,200   Verizon Communications, Inc.                                                                     1,854,720
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    5,585,550
=========================================================================================================================

Consumer Discretionary (9.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,500   Aeropostale, Inc.*                                                                                  46,275
       1,400   AnnTaylor Stores Corporation *                                                                      50,120
       1,100   Applebee's International, Inc.                                                                      41,261
       1,600   Boyd Gaming Corporation                                                                             24,416
      16,800   Clear Channel Communications, Inc.                                                                 685,776
     247,300   Comcast Corporation *                                                                            8,066,926
       1,800   Cost Plus, Inc.*                                                                                    82,566
     247,600   Cox Communications, Inc.*                                                                        8,435,732
       1,000   Entercom Communications Corporation *                                                               45,810
       1,300   Ethan Allen Interiors, Inc.                                                                         47,840
      26,700   Family Dollar Stores, Inc.                                                                       1,164,387
       1,800   Fossil, Inc.*                                                                                       48,600
      27,100   Gannett Company, Inc.                                                                            2,279,381
     110,700   Harley-Davidson, Inc.                                                                            5,248,287
         400   Harman International Industries, Inc.                                                               51,280
       2,500   Hasbro, Inc.                                                                                        54,500
       2,200   Hearst-Argyle Television, Inc.*                                                                     53,262
      63,800   Home Depot, Inc.                                                                                 2,365,066
       1,350   Hot Topic, Inc.                                                                                     38,758
       4,000   Interface, Inc.*                                                                                    22,200
       1,200   International Speedway Corporation                                                                  51,048
       1,000   Leapfrog Enterprises, Inc.*                                                                         34,570
       1,000   Lee Enterprises, Inc.                                                                               42,160
     279,100   Liberty Media Corporation *                                                                      2,816,119
       2,300   Linens 'n Things, Inc.*                                                                             67,896
         360   M.D.C. Holdings, Inc.                                                                               24,235
         600   MarineMax, Inc.*                                                                                    11,472
       1,100   Men's Wearhouse, Inc.*                                                                              32,406
      22,700   New York Times Company                                                                           1,078,931
         100   NVR, Inc.*                                                                                          48,940
       2,900   Quiksilver, Inc.                                                                                   $49,793
       4,500   Radio One, Inc.*                                                                                    72,135
       1,750   RARE Hospitality International, Inc.                                                                43,400
       1,200   Red Robin Gourmet Burgers, Inc.*                                                                    35,425
       1,600   Regis Corporation                                                                                   60,832
       1,000   Ruby Tuesday, Inc.                                                                                  27,350
         300   Ryland Group, Inc.                                                                                  26,670
       1,700   SCP Pool Corporation                                                                                59,500
         800   Select Comfort Corporation *                                                                        25,040
         700   Shuffle Master, Inc.*                                                                               21,308
      19,208   Starwood Hotels & Resorts Worldwide, Inc.                                                          647,886
         800   Thor Industries, Inc.                                                                               51,296
     149,181   Tiffany & Company                                                                                7,078,638
         600   Toro Company                                                                                        29,820
       3,000   Toys 'R' Us, Inc.*                                                                                  39,000
      21,900   Tribune Company                                                                                  1,074,195
       1,900   West Marine, Inc.*                                                                                  42,104
         500   Winnebago Industries, Inc.                                                                          29,150
       1,600   Wolverine World Wide, Inc.                                                                          32,320
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    42,506,082
=========================================================================================================================

Consumer Staples (6.1%)
-------------------------------------------------------------------------------------------------------------------------
      31,900   Alberto-Culver Company(b)                                                                        2,022,460
     137,200   Altria Group, Inc.(b)                                                                            6,379,800
       4,300   Casey's General Stores, Inc.                                                                        66,650
       3,700   Corn Products International, Inc.                                                                  125,393
      18,514   Dean Foods Company                                                                                 560,048
      51,200   General Mills, Inc.                                                                              2,296,320
       1,000   Hain Celestial Group, Inc.*                                                                         21,100
       2,100   NBTY, Inc.*                                                                                         57,225
         600   Performance Food Group Company *                                                                    22,350
     120,900   Wal-Mart Stores, Inc.                                                                            7,127,055
     240,000   Walgreen Company                                                                                 8,356,800
         800   WD-40 Company                                                                                       25,960
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          27,061,161
=========================================================================================================================

Energy (3.8%)
-------------------------------------------------------------------------------------------------------------------------
      10,509   Apache Corporation                                                                                 732,687
      28,300   Baker Hughes, Inc.                                                                                 799,758
      11,700   BJ Services Company *                                                                              383,877
      13,300   Burlington Resources, Inc.                                                                         646,912
       1,300   Cabot Oil & Gas Corporation                                                                         33,215
       2,000   Chesapeake Energy Corporation                                                                       23,860
       4,400   ChevronTexaco Corporation                                                                          326,920
      11,500   ConocoPhillips                                                                                     657,225
       2,700   Energy Partners, Ltd.*                                                                              32,427
      19,500   ENSCO International, Inc.                                                                          513,825
     104,200   EOG Resources, Inc.                                                                              4,390,988
       1,800   Evergreen Resources, Inc.                                                                           49,356
     151,886   Exxon Mobil Corporation                                                                          5,555,990
       2,500   Key Energy Services, Inc.*                                                                          21,825
       4,000   Maverick Tube Corporation *                                                                         67,560
      12,200   Nabors Industries, Ltd.*                                                                           461,160
       1,300   Newfield Exploration Company *                                                                      51,649
      15,400   Noble Corporation *                                                                                528,682
       1,300   Premcor, Inc.*                                                                                      30,680
      17,200   Rowan Companies, Inc.*                                                                             411,940
      18,000   Schlumberger, Ltd.                                                                                 845,460
       9,700   Smith International, Inc.*                                                                         361,131
       1,900   St. Mary Land & Exploration Company                                                                 49,590
       4,000   Superior Energy Services, Inc.*                                                                     35,760
         800   TETRA Technologies, Inc.                                                                            18,088
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    17,030,565
=========================================================================================================================

Financials (10.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,300   Affiliated Managers Group, Inc.*                                                                   166,750
      62,300   AFLAC, Inc.(b)                                                                                   2,272,704
         500   Alexandria Real Estate Equities, Inc.                                                               25,500
         900   AMB Property Corporation                                                                            26,991
      99,000   American Express Company                                                                         4,646,070
     159,762   American International Group, Inc.                                                               9,718,322
       2,250   Argonaut Group, Inc.                                                                                36,112
      49,900   Bank of America Corporation(b)                                                                   3,778,927
       1,469   BOK Financial Corporation *                                                                         55,528
     117,145   Citigroup, Inc.(b)                                                                               5,552,673
       1,100   Corus Bankshares, Inc.                                                                              64,680
       1,500   Cullen/Frost Bankers, Inc.                                                                          58,140
         700   Developers Diversified Realty Corporation                                                           20,230
         800   Eastgroup Properties, Inc.                                                                          23,320
      56,300   Federal National Mortgage Corporation                                                            4,036,147
       1,200   First BanCorp                                                                                       39,960
       2,000   First Midwest Bancorp, Inc.                                                                         61,800
       1,900   HCC Insurance Holdings, Inc.                                                                        55,366
       2,400   HRPT Properties Trust                                                                               22,464
       1,800   Investors Financial Services Corporation                                                            63,594
     119,220   J.P. Morgan Chase & Company                                                                      4,279,998
       1,400   MAF Bancorp, Inc.                                                                                   58,688
       7,200   Marsh & McLennan Companies, Inc.                                                                   307,800
       2,500   Max Re Capital, Ltd.                                                                                46,150
     118,350   MBNA Corporation                                                                                 2,929,162
       1,100   Mercantile Bank Corporation                                                                         36,949
         600   Mills Corporation                                                                                   24,480
      59,500   Morgan Stanley and Company                                                                       3,264,765
      79,100   National City Corporation                                                                        2,583,406
      15,600   Northern Trust Corporation                                                                         724,620
       1,900   Platinum Underwriters Holdings, Ltd.                                                                54,606
         700   PrivateBancorp, Inc.                                                                                28,350
       2,400   Providian Financial Corporation *                                                                   26,664
       2,800   Raymond James Financial, Inc.                                                                      114,212
       1,600   RLI Corporation                                                                                     53,760
         400   Russell 2000 Index Fund I Shares                                                                    42,212
         800   S&P Smallcap 600 Index Fund I Shares                                                               101,920
         600   SL Green Realty Corporation                                                                         21,690
       1,200   Southwest Bancorporation of Texas, Inc.                                                             43,092
      31,800   State Street Corporation                                                                         1,665,048
       1,600   Stewart Information Services Corporation *                                                          49,840
       4,943   Travelers Property Casualty Company, Class A                                                        80,571
      10,458   Travelers Property Casualty Company, Class B                                                       171,197
       1,300   UCBH Holdings, Inc.                                                                                 46,423
       1,600   United Bankshares, Inc.                                                                             48,400
       1,620   Washington Federal, Inc.                                                                            42,671
       2,000   Winston Hotels, Inc.                                                                                20,100
       1,200   Wintrust Financial Corporation                                                                      52,008
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                47,644,060
=========================================================================================================================

Health Care (6.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,100   Advanced Medical Optics, Inc.*                                                                      42,357
      16,800   AmerisourceBergen Corporation                                                                      953,736
      28,900   Amgen, Inc.(b) *                                                                                 1,784,864
         900   ArthroCare Corporation *                                                                            20,115
       4,600   Cardinal Health, Inc.                                                                              272,964
       1,400   Community Health Systems, Inc.*                                                                     33,628
       1,000   Cooper Companies, Inc.                                                                              43,450
         600   Coventry Health Care, Inc.*                                                                         32,850
       2,200   Cytyc Corporation*                                                                                  28,446
         800   Dade Behring Holdings, Inc.*                                                                        24,456
       2,800   Dendrite International, Inc.*                                                                       42,280
       6,350   Encore Medical Corporation *                                                                        43,434
       1,100   IDEXX Laboratories, Inc.*                                                                           52,030
     104,900   Johnson & Johnson                                                                                5,279,617
         800   KOS Pharmaceuticals, Inc.*                                                                          31,768
       2,200   LifePoint Hospitals, Inc.*                                                                          56,562
         600   Martek Biosciences Corporation *                                                                    29,046
       3,200   Medarex Incorporation *                                                                             22,880
      14,978   Medco Health Solutions, Inc.*                                                                      497,270
         700   Medicis Pharmaceutical Corporation                                                                  44,345
      34,600   Medtronic, Inc.                                                                                  1,576,722
     124,200   Merck & Company, Inc.                                                                            5,495,850
         600   Millipore Corporation *                                                                             26,310
         500   Omnicare, Inc.                                                                                      19,170
       2,900   Perrigo Company                                                                                     39,005
     278,025   Pfizer, Inc.                                                                                     8,785,590
         900   Pharmaceutical Product Development, Inc.*                                                           27,063
       2,400   Protein Design Labs, Inc.*                                                                          32,352
         900   Renal Care Group, Inc.*                                                                             33,759
       1,000   ResMed, Inc.*                                                                                       41,770
         900   Respironics, Inc.*                                                                                  37,521
       6,100   Savient Pharmaceuticals, Inc.*                                                                      36,905
       1,800   Sybron Dental Specialties, Inc.*                                                                    41,400
       1,300   TECHNE Corporation *                                                                                45,279
       2,700   United Surgical Partners International, Inc.*                                                       81,432
       1,800   Ventana Medical Systems, Inc.*                                                                      75,312
      51,600   WellPoint Health Networks, Inc.*                                                                 4,587,240
         300   Wilson Greatbatch Technologies, Inc.*                                                               11,310
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               30,330,088
=========================================================================================================================

Industrials (3.6%)
-------------------------------------------------------------------------------------------------------------------------
       2,000   A.O. Smith Corporation                                                                              63,300
       2,500   Allied Waste Industries, Inc.*                                                                      28,200
         600   Briggs & Stratton Corporation                                                                       39,006
       7,100   CNF, Inc.                                                                                          248,642
       2,800   Consolidated Graphics, Inc.*                                                                        77,420
         500   Corinthian Colleges, Inc.*                                                                          30,960
       1,800   Dionex Corporation*                                                                                 76,572
      31,100   Dover Corporation                                                                                1,213,522
       3,000   Dycom Industries, Inc.*                                                                             64,830
       1,100   EDO Corporation                                                                                     24,530
       3,100   Exult, Inc.*                                                                                        24,583
         600   Fastenal Company                                                                                    26,682
       1,000   G & K Services, Inc.                                                                                33,000
     279,500   General Electric Company                                                                         8,108,295
         600   Genlyte Group, Inc.*                                                                                28,296
         900   Graco, Inc.                                                                                         34,290
       1,500   Granite Construction, Inc.                                                                          29,985
       2,500   Heartland Express, Inc.                                                                             62,100
      50,700   Herman Miller, Inc.                                                                              1,164,579
       1,500   IDEX Corporation                                                                                    55,770
         700   ITT Educational Services, Inc.*                                                                     34,860
       1,000   Jacobs Engineering Group, Inc.*                                                                     46,320
       2,500   KForce, Inc.*                                                                                       21,825
         400   Landstar System, Inc.*                                                                              29,216
       2,600   Manitowoc Company, Inc.                                                                             56,420
       2,000   Mercury Computer Systems, Inc.*                                                                     43,020
       3,000   Mesa Air Group, Inc.*                                                                               32,310
       2,500   MSC Industrial Direct Company, Inc.                                                                 59,125
       1,400   Mueller Industries, Inc.*                                                                           44,184
      12,150   PACCAR, Inc.                                                                                       959,364
       1,200   Pacer International, Inc.*                                                                          24,744
       1,200   Robbins & Myers, Inc.                                                                               25,320
         800   Roper Industries, Inc.                                                                              39,536
       3,800   SkyWest, Inc.                                                                                       70,262
       1,100   Swift Transportation Company, Inc.*                                                                 24,673
       2,100   Tetra Tech, Inc.*                                                                                   47,208
       1,000   Triumph Group, Inc.*                                                                                32,650
       1,400   United Defense Industries, Inc.*                                                                    45,360
      33,400   United Technologies Corporation                                                                  2,828,646
       1,200   Waste Connections, Inc.*                                                                            41,616
       1,100   Watson Wyatt & Company Holdings *                                                                   26,455
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               15,967,676
=========================================================================================================================

Information Technology (8.5%)
-------------------------------------------------------------------------------------------------------------------------
       1,900   Actel Corporation *                                                                                 51,262
       2,300   Advanced Digital Information Corporation *                                                          37,375
       1,800   Advanced Fibre Communications, Inc.*                                                                43,326
       3,800   Akamai Technologies, Inc.*                                                                          30,020
      42,200   Applied Materials, Inc.(b) *                                                                       986,214
      17,100   Arrow Electronics, Inc.*                                                                           365,085
       2,600   Artesyn Technologies, Inc.*                                                                         21,398
       1,100   Autodesk, Inc.                                                                                      21,175
       1,700   Axcelis Technologies, Inc.*                                                                         17,986
         700   BARRA, Inc.*                                                                                        26,600
       5,100   Bell Microproducts, Inc.*                                                                           43,044
         700   Benchmark Electronics, Inc.*                                                                        34,104
       2,500   BISYS Group, Inc.*                                                                                  35,750
         700   CACI International, Inc.*                                                                           34,671
       5,400   CIBER, Inc.*                                                                                        49,788
     185,300   Cisco Systems, Inc.(b) *                                                                         3,887,594
      18,700   Computer Sciences Corporation *                                                                    740,894
         800   Cymer, Inc.*                                                                                        36,528
       2,300   Cypress Semiconductor Corporation *                                                                 49,358
      69,300   Dell, Inc.*                                                                                      2,503,116
      56,100   EMC Corporation *                                                                                  776,424
         600   Fair Isaac Corporation                                                                              38,268
     103,700   First Data Corporation                                                                           3,702,090
      25,300   Global Payments, Inc.                                                                            1,053,745
      50,200   Hewlett-Packard Company                                                                          1,119,962
       1,300   Hutchinson Technology, Inc.*                                                                        43,563
         800   Hyperion Solutions Corporation *                                                                    26,792
       6,200   Ingram Micro, Inc.*                                                                                 91,760
     172,100   Intel Corporation                                                                                5,687,905
       1,700   Inter-Tel, Inc.                                                                                     42,823
      49,000   International Business Machines Corporation                                                      4,384,520
         800   International Rectifier Corporation *                                                               38,184
         800   Itron, Inc.*                                                                                        16,392
         800   Kronos, Inc.*                                                                                       48,000
         800   Manhattan Associates, Inc.*                                                                         22,272
       4,200   MatrixOne, Inc.*                                                                                    23,268
       2,000   Metrologic Instruments, Inc.                                                                        46,860
     286,700   Microsoft Corporation                                                                            7,497,205
       3,200   MPS Group, Inc.*                                                                                    30,560
       2,600   MSC.Software Corporation *                                                                          26,780
       3,200   Opsware, Inc.*                                                                                      26,624
     146,100   Oracle Corporation *                                                                             1,747,356
      15,200   Parametric Technology Corporation *                                                                 47,272
       2,300   Photronics, Inc.*                                                                                   49,542
       2,000   Planar Systems, Inc.*                                                                               46,280
       1,300   Plantronics, Inc.*                                                                                  36,153
       1,500   Plexus Corporation *                                                                                25,935
         700   Power Integrations, Inc.*                                                                           24,374
       2,000   RadiSys Corporation*                                                                                39,100
       4,100   Skyworks Solutions, Inc.*                                                                           35,178
       3,800   Stratex Networks, Inc.*                                                                             12,160
       2,100   Tech Data Corporation *                                                                             69,132
         800   Technitrol, Inc.                                                                                    17,440
      46,400   Texas Instruments, Inc.                                                                          1,341,888
       2,800   Tollgrade Communications, Inc.*                                                                     43,876
       1,600   Trimble Navigation, Ltd.*                                                                           44,240
       1,000   Varian Semiconductor Equipment Associates, Inc.*                                                    48,350
       1,100   Varian, Inc.*                                                                                       39,391
       3,200   Vishay Intertechnology, Inc.*                                                                       60,000
       3,300   Westell Technologies, Inc.*                                                                         27,489
       4,100   Wind River Systems, Inc.*                                                                           27,470
         800   Zebra Technologies Corporation                                                                      45,560
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    37,587,471
=========================================================================================================================

Materials (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   Florida Rock Industries, Inc.                                                                       62,975
       2,900   MacDermid, Inc.                                                                                     86,652
       1,100   Peabody Energy Corporation                                                                          36,663
         800   Schweitzer-Mauduit International, Inc.                                                              21,280
       3,200   Steel Dynamics, Inc.*                                                                               59,616
       2,200   Wausau-Mosinee Paper Corporation                                                                    27,192
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    294,378
=========================================================================================================================

Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   Energen Corporation                                                                                 58,992
      19,200   Entergy Corporation                                                                              1,034,880
       1,600   Philadelphia Suburban Corporation                                                                   37,792
         900   Piedmont Natural Gas Company, Inc.                                                                  35,757
       2,600   UniSource Energy Corporation                                                                        50,180
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,217,601
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $213,090,713)                                                         225,224,632
=========================================================================================================================

Principal
Amount        Long-Term Fixed Income (33.7%)                            Interest Rate      Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (3.0%)
-------------------------------------------------------------------------------------------------------------------------
  $1,250,000   Chase Credit Card Master Trust(b,c)                              1.250%       11/15/2003        $1,253,409
     750,000   Citibank Credit Card Issuance Trust(b,c)                         1.259         11/7/2003           751,412
   1,800,000   Citibank Credit Card Master Trust I(b)                           6.050         1/15/2010         1,989,751
   1,300,000   Discover Card Master Trust I(b,c)                                1.180        11/15/2003         1,300,767
     810,687   EQCC Home Equity Loan Trust                                      6.930         2/15/2029           822,298
     500,000   Federal Home Loan Mortgage Corporation                           3.158        12/27/2029           505,628
   1,500,000   GMAC Mortgage Corporation Loan Trust(c)                          1.250        11/25/2003         1,500,316
   1,118,763   Green Tree Financial Corporation                                 6.330         11/1/2029         1,124,057
   1,900,000   MBNA Credit Card Master Note Trust                               5.750        10/15/2008         2,048,869
   2,000,000   Toyota Auto Receivables Owner Trust(c)                           1.140        11/15/2003         1,998,856
      11,724   Vanderbilt Mortgage Finance Corporation                          8.045          7/7/2012            11,721
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   13,307,084
=========================================================================================================================

Basic Materials (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     800,000   Codelco, Inc.                                                    5.500        10/15/2013           803,620
     750,000   Noranda, Inc.                                                    6.000        10/15/2015           759,476
     750,000   Phelps Dodge Corporation                                         8.750          6/1/2011           893,863
     500,000   Temple-Inland, Inc.                                              7.875          5/1/2012           566,984
     250,000   Weyerhaeuser Company                                             6.125         3/15/2007           270,352
     500,000   Weyerhaeuser Company                                             5.250        12/15/2009           515,644
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            3,809,939
=========================================================================================================================

Capital Goods (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Boeing Capital Corporation                                       6.100          3/1/2011           798,121
     500,000   Bombardier Capital, Inc.(b)                                      6.125         6/29/2006           530,000
     500,000   Bombardier, Inc.(b)                                              6.750          5/1/2012           531,250
   1,000,000   Raytheon Company                                                 6.000        12/15/2010         1,059,127
     250,000   Sealed Air Corporation                                           5.375         4/15/2008           259,838
     500,000   Waste Management, Inc.                                           6.875         5/15/2009           561,191
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              3,739,527
=========================================================================================================================

Commercial Mortgage-Backed Securities (2.8%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043           513,511
   1,941,356   CAM Commercial Mortgage Corporation                              4.834        11/14/2036         2,021,643
   1,000,000   First Union National Bank Commercial Mortgage Trust              7.390        12/15/2031         1,156,540
   1,329,001   First Union-Lehman Brothers-Bank of America
               Commercial Mortgage Trust                                        6.280        11/18/2035         1,399,941
   1,500,000   GMAC Commercial Mortgage Securities, Inc.                        6.175         5/15/2033         1,653,516
     500,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027           494,316
   2,000,000   LB-UBS Commercial Mortgage Trust                                 3.086         5/15/2027         1,947,386
   1,500,000   Morgan Stanley Capital I, Inc.                                   6.210        11/15/2031         1,650,795
   1,300,000   Nationslink Funding Corporation                                  6.476         8/20/2030         1,444,720
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     12,282,368
=========================================================================================================================

Communications Services (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     650,000   AT&T Wireless Services, Inc.                                     7.500          5/1/2007           729,085
     225,000   AT&T Wireless Services, Inc.                                     7.875          3/1/2011           257,103
     250,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012           289,968
     500,000   CenturyTel, Inc.                                                 8.375        10/15/2010           605,197
     600,000   Citizens Communications Company(b)                               7.625         8/15/2008           688,711
     550,000   Clear Channel Communications, Inc.(b)                            4.400         5/15/2011           528,800
     500,000   Comcast Corporation                                              5.500         3/15/2011           516,106
   1,000,000   Continental Cablevision, Inc.                                    8.875         9/15/2005         1,110,752
     300,000   Cox Enterprises, Inc.                                            8.000         2/15/2007           341,130
     250,000   Deutsche Telekom International Finance BV(b)                     5.250         7/22/2013           248,459
     500,000   GTE North, Inc.                                                  6.375         2/15/2010           545,112
     400,000   Intelsat, Ltd.                                                   5.250         11/1/2008           404,188
     300,000   News America, Inc.                                               4.750         3/15/2010           305,092
     625,000   Sprint Capital Corporation                                       7.625         1/30/2011           687,634
     400,000   Sprint Capital Corporation                                       6.900          5/1/2019           396,435
     500,000   TELUS Corporation                                                7.500          6/1/2007           555,286
     350,000   TELUS Corporation                                                8.000          6/1/2011           402,384
     750,000   Verizon Global Funding Corporation                               7.250         12/1/2010           856,547
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    9,467,989
=========================================================================================================================

Consumer Cyclical (1.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   American Honda Finance Corporation(b,c)                          1.330        11/17/2003         1,001,222
     750,000   AOL Time Warner, Inc.(b)                                         6.750         4/15/2011           828,714
     750,000   Cendant Corporation(b)                                           6.875         8/15/2006           824,164
     500,000   Centex Corporation                                               5.800         9/15/2009           531,012
     500,000   Daimler Chrysler North American Holdings Corporation             6.500        11/15/2013           504,745
     250,000   Delphi Auto Systems Corporation(b)                               6.500          5/1/2009           264,246
     500,000   Ford Motor Credit Company                                        7.600          8/1/2005           530,139
     350,000   Ford Motor Credit Company                                        7.375        10/28/2009           362,029
     500,000   General Motors Acceptance Corporation                            6.125          2/1/2007           525,040
     500,000   Liberty Media Corporation                                        7.875         7/15/2009           565,032
     500,000   Liberty Media Corporation                                        5.700         5/15/2013           488,834
     375,000   Pulte Homes, Inc.                                                8.125          3/1/2011           439,572
     250,000   Pulte Homes, Inc.                                                6.375         5/15/2033           238,982
     350,000   Time Warner Entertainment Company, LP                            8.375         3/15/2023           425,843
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          7,529,574
=========================================================================================================================

Consumer Non-Cyclical (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     850,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012           978,942
     125,000   Kraft Foods, Inc.                                                4.625         11/1/2006           130,286
     550,000   Kroger Company                                                   7.250          6/1/2009           626,388
   1,000,000   Safeway, Inc.                                                    4.125         11/1/2008           996,602
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      2,732,218
=========================================================================================================================

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Halliburton Company                                              5.500        10/15/2010           758,074
     500,000   Ocean Energy, Inc.                                               4.375         10/1/2007           514,412
     325,000   Pemex Project Funding Master Trust(d)                            8.000        11/15/2011           359,125
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,631,611
=========================================================================================================================

Financials (8.6%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Abbey National Capital Trust I                                   8.963        12/29/2049           331,602
     450,000   BNP Paribas Capital Trust                                        9.003        12/29/2049           558,573
     585,000   Capital One Financial Corporation(b)                             7.250          5/1/2006           627,613
     800,000   Capital One Financial Corporation(b)                             8.750          2/1/2007           895,715
     750,000   Countrywide Home Loans, Inc.                                     5.625         7/15/2009           800,613
     500,000   Credit Suisse First Boston USA, Inc.(b)                          5.500         8/15/2013           512,290
     500,000   EOP Operating, LP                                                6.800         1/15/2009           558,624
     800,000   Goldman Sachs Group, Inc.                                        5.250        10/15/2013           801,512
     250,000   Household Finance Corporation                                    5.875          2/1/2009           270,355
     750,000   HRPT Properties Trust                                            5.750         2/15/2014           751,050
     600,000   HSBC Capital Funding, LP                                         9.547        12/31/2049           760,037
     750,000   ING Capital Funding Trust III                                    8.439        12/29/2049           933,996
     750,000   International Lease Finance Corporation                          5.625          6/1/2007           806,878
   1,890,000   Lehman Brothers, Inc.                                            6.539         8/15/2008         2,047,097
     500,000   Liberty Property, LP                                             7.250         3/15/2011           564,788
     125,000   Mack-Cali Realty Corporation                                     7.250         3/15/2009           141,969
     375,000   Mack-Cali Realty Corporation                                     7.750         2/15/2011           433,838
   2,000,000   MBIA Global Funding, LLC(c)                                      1.250          1/8/2004         1,999,678
     350,000   MBNA Corporation                                                 4.625         9/15/2008           363,593
   2,000,000   Merrill Lynch & Company, Inc.(c)                                 1.430        11/21/2003         2,003,620
     375,000   Montpelier Reinsurance Holdings, Ltd.                            6.125         8/15/2013           378,820
   9,483,000   Morgan Stanley and Company                                       5.878          3/1/2007        10,175,828
   5,828,000   Morgan Stanley and Company                                       7.252         9/15/2011         6,615,188
     400,000   Morgan Stanley Dean Witter & Company                             4.250         5/15/2010           394,072
   1,000,000   Regency Centers, LP                                              7.125         7/15/2005         1,077,826
     650,000   Royal Bank of Scotland Group plc                                 9.118         3/31/2049           809,145
     500,000   Simon Property Group, LP                                         6.375        11/15/2007           547,889
     625,000   Union Planters Corporation                                       7.750          3/1/2011           730,261
     250,000   Vornado Realty Trust                                             5.625         6/15/2007           264,053
     500,000   Washington Mutual Bank                                           5.500         1/15/2013           511,836
     250,000   Westpac Capital Trust III                                        5.819        12/29/2049           256,972
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                37,925,331
=========================================================================================================================

Foreign (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Corporacion Andina de Fomento                                    6.875         3/15/2012           825,169
     500,000   Mexico Government International                                  7.500         1/14/2012           558,750
     250,000   Petroleos Mexicanos                                              9.375         12/2/2008           295,000
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,678,919
=========================================================================================================================

Mortgage-Backed Securities (7.8%)
-------------------------------------------------------------------------------------------------------------------------
   8,750,000   Federal National Mortgage Association
               15-Yr. Conventional (e)                                          5.500         11/1/2018         9,007,031
  25,000,000   Federal National Mortgage Association
               30-Yr. Conventional (e)                                          6.000         11/1/2033        25,664,051
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                34,671,082
=========================================================================================================================

Municipal Bonds (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     475,203   Educational Enhancement Funding Corporation                      6.720          6/1/2025           450,431
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                              450,431
=========================================================================================================================

Other (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Textron, Inc.                                                    4.500          8/1/2010           248,466
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                        248,466
=========================================================================================================================

Transportation (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Union Pacific Company                                            3.625          6/1/2010           236,559
     736,183   United Air Lines, Inc.(f)                                        7.186          4/1/2011           631,173
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                               867,732
=========================================================================================================================

U.S. Government (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Federal Home Loan Mortgage Corporation                           3.500         9/15/2007         2,535,740
   1,500,000   Federal National Mortgage Association                            4.250         7/15/2007         1,562,776
   3,900,000   U.S. Treasury Notes                                              6.000         8/15/2009         4,409,742
     250,000   U.S. Treasury Notes                                              4.250         8/15/2013           248,984
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                            8,757,242
=========================================================================================================================

Utilities (2.2%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Alliant Energy Resources, Inc.                                   7.375         11/9/2009           555,604
     500,000   American Electric Power Company, Inc.                            6.125         5/15/2006           537,026
     250,000   Centerpoint Energy, Inc.                                         7.250          9/1/2010           267,901
   1,000,000   Consumers Energy Company                                         4.000         5/15/2010           956,864
     375,000   FirstEnergy Corporation                                          5.500        11/15/2006           394,074
     250,000   FirstEnergy Corporation                                          6.450        11/15/2011           265,558
     550,000   FirstEnergy Corporation                                          7.375        11/15/2031           587,548
     250,293   FPL Energy Virginia Funding Corporation                          7.520         6/30/2019           268,597
     250,000   NiSource Finance Corporation                                     3.200         11/1/2006           250,280
   1,000,000   NiSource Finance Corporation                                     7.875        11/15/2010         1,183,240
     862,500   Northeast Generation Company                                     4.998        10/15/2005           879,750
     500,000   Oncor Electric Delivery Company                                  7.000          9/1/2022           546,358
     500,000   Pinnacle West Capital Corporation                                6.400          4/1/2006           531,224
     250,000   Power Contract Financing, LLC                                    5.200          2/1/2006           249,445
     250,000   Power Receivables Finance, LLC                                   6.290          1/1/2012           253,388
     600,000   Public Service Company of New Mexico                             4.400         9/15/2008           605,202
     200,000   Texas-New Mexico Power Company                                   6.125          6/1/2008           201,791
     500,000   TXU Corporation                                                  6.375         6/15/2006           530,000
     850,000   Xcel Energy, Inc.                                                7.000         12/1/2010           954,996
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 10,018,846
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $146,250,475)                                               149,118,359
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (15.4%)                           Interest Rate(g)   Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
 $10,200,000   Amsterdam Funding Corporation                                    1.060%        12/1/2003       $10,190,990
   7,400,000   Aspen Funding Corporation                                        1.050         11/3/2003         7,399,568
   8,000,000   Asset Securitization Cooperative Corporation(c)                  1.080         11/3/2003         8,000,000
   3,944,000   Federal Home Loan Bank                                           1.030        12/17/2003         3,938,809
  10,000,000   Federal Home Loan Mortgage Corporation                           1.000        11/18/2003         9,995,453
   5,000,000   Preferred Receivables Funding Corporation                        1.050        11/13/2003         4,998,313
  11,200,000   Sheffield Receivables Corporation                                1.050         11/7/2003        11,198,040
  12,713,096   The AAL Money Market Fund                                        0.528               N/A        12,713,096
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                68,434,269
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $427,775,457)                                                         $442,777,260
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(e) Denotes securities purchased on a when-issued basis.

(f) In bankruptcy.

(g) The interest rate shown reflects the yield, or for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL High Yield Bond Fund
Schedule of Investments as of October 31, 2003 (a) (unaudited)

   Principal
      Amount   Long-Term Fixed Income (94.3%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Basic Materials (7.4%)
-------------------------------------------------------------------------------------------------------------------------
    $500,000   Abitibi-Consolidated, Inc.                                       8.550%         8/1/2010          $543,751
     350,000   Abitibi-Consolidated, Inc.                                       8.850          8/1/2030           361,079
     125,000   ARCO Chemical Company                                           10.250         11/1/2010           123,750
     175,000   Compass Minerals Group, Inc.                                    10.000         8/15/2011           195,125
     475,000   Equistar Chemicals, LP                                           8.750         2/15/2009           472,625
     500,000   Fort James Corporation                                           6.700        11/15/2003           499,279
     490,000   Georgia-Pacific Corporation                                      9.875         11/1/2021           507,150
   1,025,000   Georgia-Pacific Corporation                                      9.625         3/15/2022         1,060,875
     300,000   Georgia-Pacific Corporation                                      9.500         5/15/2022           309,000
     650,000   Georgia-Pacific Corporation                                      9.125          7/1/2022           666,250
     400,000   Hercules, Inc.                                                  11.125        11/15/2007           464,000
     800,000   ISP Chemco, Inc.                                                10.250          7/1/2011           894,000
     250,000   ISP Holdings, Inc.                                              10.625        12/15/2009           273,750
     250,000   Lyondell Chemical Company                                        9.500        12/15/2008           250,000
     850,000   MDP Acquisitions plc                                             9.625         10/1/2012           943,500
     400,000   Millennium America, Inc.                                         9.250         6/15/2008           423,000
     550,000   Nalco Company                                                    8.875        11/15/2013           572,000
     700,000   OM Group, Inc.                                                   9.250        12/15/2011           707,000
     675,000   Peabody Energy Corporation                                       6.875         3/15/2013           710,438
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            9,976,572
=========================================================================================================================

Capital Goods (6.4%)
-------------------------------------------------------------------------------------------------------------------------
     900,000   Allied Waste North America, Inc.                                 8.875          4/1/2008           994,500
     800,000   Allied Waste North America, Inc.                                 8.500         12/1/2008           882,000
     800,000   Allied Waste North America, Inc.                                10.000          8/1/2009           870,000
     100,000   Allied Waste North America, Inc.                                 9.250          9/1/2012           112,500
     600,000   Building Materials Corporation of America                        7.750         7/15/2005           612,000
     100,000   Building Materials Corporation of America                        8.000        10/15/2007            98,500
     600,000   Crown Euro Holdings SA                                           9.500          3/1/2011           666,000
     400,000   Crown Euro Holdings SA                                          10.875          3/1/2013           456,000
     150,000   Eircom Funding                                                   8.250         8/15/2013           163,125
     525,000   Graphic Packaging International Corporation                      8.500         8/15/2011           578,812
     500,000   Greif Brothers Corporation                                       8.875          8/1/2012           545,000
     600,000   Jefferson Smurfit Corporation                                    7.500          6/1/2013           612,000
     500,000   Koppers Industry, Inc.                                           9.875        10/15/2013           527,500
     100,000   Owens-Brockway Glass Container, Inc.                             8.875         2/15/2009           108,500
     125,000   Owens-Brockway Glass Container, Inc.                             7.750         5/15/2011           131,875
     700,000   Owens-Brockway Glass Container, Inc.                             8.750        11/15/2012           766,500
     350,000   Owens-Brockway Glass Container, Inc.                             8.250         5/15/2013           369,250
     100,000   Tyco International Group SA                                      6.750         2/15/2011           106,375
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              8,600,437
=========================================================================================================================

Communications Services (23.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   ACC Escrow Corporation                                          10.000          8/1/2011         1,090,000
     400,000   Allbritton Communications Company                                7.750        12/15/2012           408,000
     650,000   American Color Graphics, Inc.                                   10.000         6/15/2010           697,125
     675,000   American Media Operation, Inc.                                  10.250          5/1/2009           723,938
   1,000,000   American Tower Escrow Corporation                          Zero Coupon          8/1/2008           685,000
     600,000   Cadmus Communications Corporation                                9.750          6/1/2009           639,750
   1,001,744   Calpoint Receivable Structured Trust 2001                        7.440        12/10/2006           989,222
     600,000   CanWest Media, Inc.                                             10.625         5/15/2011           687,000
     300,000   CF Cable TV, Inc.                                                9.125         7/15/2007           317,250
   1,520,000   Charter Communications Holdings, LLC                            10.000          4/1/2009         1,261,600
     200,000   Charter Communications Holdings, LLC(b)                    Zero Coupon         1/15/2011           135,000
     700,000   Cincinnati Bell, Inc.                                            7.250         7/15/2013           714,000
     700,000   Crown Castle International Corporation(b)                  Zero Coupon          8/1/2011           710,500
     700,000   CSC Holdings, Inc.                                               8.125         7/15/2009           728,000
     300,000   CSC Holdings, Inc.                                               8.125         8/15/2009           312,000
     600,000   CSC Holdings, Inc.                                               7.625          4/1/2011           612,000
     450,000   Dex Media West, LLC                                              9.875         8/15/2013           511,875
     700,000   DirecTV Holdings, LLC                                            8.375         3/15/2013           787,500
      25,000   EchoStar DBS Corporation                                        10.375         10/1/2007            27,594
     600,000   EchoStar DBS Corporation                                         9.375          2/1/2009           634,500
     200,000   Garden State Newspapers, Inc.                                    8.750         10/1/2009           206,250
     650,000   Garden State Newspapers, Inc.                                    8.625          7/1/2011           688,188
     100,000   Gaylord Entertainment Company                                    8.000        11/15/2013           102,875
     650,000   Hollinger International Publishing, Inc.                         9.000        12/15/2010           689,000
     620,000   Houghton Mifflin Company                                         8.250          2/1/2011           655,650
     525,000   Insight Midwest, LP/Insight Capital, Inc.                        9.750         10/1/2009           535,500
     350,000   Insight Midwest, LP/Insight Capital, Inc.                       10.500         11/1/2010           365,750
     650,000   Marconi Corporation plc                                          8.000         4/30/2008           637,000
   1,100,000   MCI WorldCom, Inc.(c,d)                                          7.125         6/15/2027           910,250
   1,550,000   MCI WorldCom, Inc.(c,d)                                          6.950         8/15/2028           569,625
     650,000   Mediacom Broadband, LLC                                         11.000         7/15/2013           679,250
     100,000   Nextel Communications, Inc.                                      7.375          8/1/2015           104,000
     500,000   Nextel Communications, Inc., Bank Term Loan(e,g)                 4.813         11/6/2003           501,384
     500,000   Nextel Communications, Inc., Bank Term Loan(e,g)                 4.563         11/6/2003           501,384
   1,150,000   Panamsat Corporation                                             8.500          2/1/2012         1,239,125
     650,000   PRIMEDIA, Inc.                                                   8.000         5/15/2013           661,375
     700,000   Quebecor Media, Inc.                                            11.125         7/15/2011           805,000
     400,000   Qwest Capital Funding, Inc.                                      5.875          8/3/2004           398,500
     950,000   Qwest Capital Funding, Inc.                                      7.900         8/15/2010           907,250
     270,000   Qwest Capital Funding, Inc.                                      7.250         2/15/2011           251,100
     120,000   Qwest Capital Funding, Inc.                                      7.750         2/15/2031           102,000
   1,400,000   Qwest Communications International, Inc.                         7.500         11/1/2008         1,358,000
     800,000   Rogers Cantel, Inc.                                              9.375          6/1/2008           837,000
     350,000   Rogers Communications, Inc.                                      2.000        11/26/2005           320,688
     675,000   Rural Cellular Corporation                                       9.875          2/1/2010           673,312
     600,000   Spectrasite, Inc.                                                8.250         5/15/2010           636,000
     685,000   Sprint Capital Corporation                                       8.750         3/15/2032           779,127
     175,000   Time Warner Telecom, Inc.                                        9.750         7/15/2008           179,375
     500,000   Time Warner Telecom, Inc.                                       10.125          2/1/2011           518,750
     380,000   Triton PCS, Inc.                                                 8.750        11/15/2011           364,800
     175,000   Triton PCS, Inc.                                                 8.500          6/1/2013           184,188
     305,000   Vivendi Universal SA                                             9.250         4/15/2010           354,562
   1,450,000   WorldCom, Inc.(c)                                                8.250         5/15/2031           532,875
     160,000   Young Broadcasting, Inc.                                         9.000         1/15/2006           160,400
     100,000   Young Broadcasting, Inc.                                         8.750         6/15/2007           100,750
     250,000   Young Broadcasting, Inc.                                         8.500        12/15/2008           269,375
     767,000   Young Broadcasting, Inc.                                        10.000          3/1/2011           816,855
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   32,268,367
=========================================================================================================================

Consumer Cyclical (9.8%)
-------------------------------------------------------------------------------------------------------------------------
     900,000   Boyd Gaming Corporation                                          7.750        12/15/2012           951,750
     500,000   Circus & Eldorado Joint Venture/Silver Legacy
               Capital Corporation                                             10.125          3/1/2012           511,875
     550,000   Dura Operating Corporation                                       8.625         4/15/2012           558,250
     700,000   Extended Stay America, Inc.                                      9.875         6/15/2011           770,000
     750,000   Fiat Finance Luxembourg SA                                       3.250          1/9/2007           740,625
     375,000   General Motors Corporation                                       8.375         7/15/2033           395,648
     900,000   Hilton Hotels Corporation                                        7.625         12/1/2012           995,625
     950,000   HMH Properties, Inc.                                             7.875          8/1/2008           980,875
     125,000   Host Marriott, LP                                                9.500         1/15/2007           138,438
     500,000   Mail-Well, Inc.                                                  9.625         3/15/2012           561,250
     700,000   Mandalay Resort Group                                            9.375         2/15/2010           806,750
     265,000   Mandalay Resort Group                                            7.625         7/15/2013           278,250
     350,000   Mandalay Resort Group                                            6.700        11/15/2096           350,000
     900,000   MGM Mirage, Inc.                                                 8.375          2/1/2011         1,003,500
     950,000   Park Place Entertainment Corporation                             7.875         3/15/2010         1,026,000
      60,000   Park Place Entertainment Corporation                             7.000         4/15/2013            62,550
     850,000   Six Flags, Inc.                                                  9.750         4/15/2013           833,000
     300,000   Starwood Hotels & Resorts Worldwide, Inc.                        6.750        11/15/2003           299,939
     800,000   Starwood Hotels & Resorts Worldwide, Inc.                        7.375          5/1/2007           862,000
     100,000   Starwood Hotels & Resorts Worldwide, Inc.                        7.875          5/1/2012           110,500
     900,000   TRW Automotive, Inc.                                             9.375         2/15/2013         1,021,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         13,258,325
=========================================================================================================================

Consumer Non-Cyclical (8.9%)
-------------------------------------------------------------------------------------------------------------------------
     900,000   Beverly Enterprises, Inc.                                        9.000         2/15/2006           918,000
     650,000   Commonwealth Brands, Inc.(e)                                    10.625          9/1/2008           708,500
     550,000   DIMON, Inc.                                                      9.625        10/15/2011           616,000
     575,000   Domino's, Inc.                                                   8.250          7/1/2011           607,344
     625,000   Extendicare Health Services, Inc.                                9.350        12/15/2007           646,875
     300,000   Fisher Scientific International, Inc.                            8.000          9/1/2013           322,500
     900,000   Fresenius Medical Care Capital Trust II                          7.875          2/1/2008           945,000
      50,000   Fresenius Medical Care Capital Trust IV                          7.875         6/15/2011            52,750
     885,000   HCA Healthcare Company                                           7.875          2/1/2011           974,730
     700,000   HEALTHSOUTH Corporation(c)                                       8.500          2/1/2008           619,500
     250,000   HEALTHSOUTH Corporation(c)                                       8.375         10/1/2011           221,250
     525,000   Ingles Markets, Inc.                                             8.875         12/1/2011           505,312
      95,000   Merisant Company                                                 9.500         7/15/2013           102,600
     750,000   Moore North American Finance, Inc.                               7.875         1/15/2011           810,000
     325,000   PacifiCare Health Systems, Inc.                                 10.750          6/1/2009           373,750
     575,000   Rayovac Corporation                                              8.500         10/1/2013           598,000
     650,000   Rotech Healthcare, Inc.                                          9.500          4/1/2012           702,000
     925,000   Roundy's, Inc.                                                   8.875         6/15/2012           966,625
     250,000   Tenet Healthcare Corporation                                     6.375         12/1/2011           231,875
   1,095,000   Tenet Healthcare Corporation                                     7.375          2/1/2013         1,062,150
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     11,984,761
=========================================================================================================================

Energy (6.5%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Amerigas Partners, LP(f)                                         8.830         4/19/2010           672,000
     550,000   BRL Universal Equipment Corporation                              8.875         2/15/2008           594,000
     150,000   Chesapeake Energy Corporation                                    8.500         3/15/2012           159,000
     450,000   Chesapeake Energy Corporation                                    9.000         8/15/2012           513,000
     100,000   Chesapeake Energy Corporation                                    7.500         9/15/2013           107,500
     100,000   Chesapeake Energy Corporation                                    7.750         1/15/2015           108,000
     800,000   Dresser, Inc.                                                    9.375         4/15/2011           822,000
     900,000   Hanover Equipment Trust                                          8.500          9/1/2008           922,500
     200,000   Illinova Corporation                                             7.125          2/1/2004           199,000
     550,000   Newpark Resources, Inc.                                          8.625        12/15/2007           567,875
   1,025,000   Pacific Gas & Electric Company(e,g)                              7.958        10/31/2049         1,037,812
     600,000   SESI, LLC                                                        8.875         5/15/2011           645,000
     856,158   South Point Energy Center, LLC/Broad River
               Energy, LLC/Rockgen Energy, LLC                                  8.400         5/30/2012           796,227
     525,000   Southern California Edison Company                               8.000         2/15/2007           589,312
     600,000   Vintage Petroleum, Inc.                                          7.875         5/15/2011           634,500
     400,000   Vintage Petroleum, Inc.                                          8.250          5/1/2012           438,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     8,805,726
=========================================================================================================================

Financials (5.0%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Arch Western Finance, Inc.                                       6.750          7/1/2013           310,500
     600,000   Bluewater Finance, Ltd.                                         10.250         2/15/2012           612,000
     560,940   Cedar Brakes II, LLC                                             9.875          9/1/2013           566,549
     550,000   Choctaw Resort Development Enterprise                            9.250          4/1/2009           600,188
   1,950,000   FINOVA Group, Inc.                                               7.500        11/15/2009           975,000
     900,000   Gemstone Investor, Ltd.                                          7.710        10/31/2004           901,125
     600,000   H&E Equipment Services, LLC                                     11.125         6/15/2012           540,000
     225,000   JET Equipment Trust(c)                                          10.000         6/15/2012            99,562
     241,687   JET Equipment Trust(c)                                           7.630         8/15/2012            97,456
     675,000   Riggs Capital Trust II                                           8.875         3/15/2027           681,750
     350,000   Universal City Development Services                             11.750          4/1/2010           404,688
     800,000   Ventas Realty, LP, Capital Corporation                           8.750          5/1/2009           880,000
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 6,668,818
=========================================================================================================================

Foreign (7.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   Brazilian Government                                             2.000         4/15/2006         1,220,375
   2,715,259   Brazilian Government                                             8.000         4/15/2014         2,526,820
     100,000   Federal Republic of Brazil                                      10.000          8/7/2011           102,000
     250,000   Federal Republic of Brazil                                      11.000         8/17/2040           244,000
     250,000   Republic of Panama                                               9.625          2/8/2011           288,125
   1,325,000   Republic of Panama                                               9.375         7/23/2012         1,510,500
     250,000   Republic of Panama                                               9.375          4/1/2029           283,750
     250,000   Republic of Peru                                                 9.125         1/15/2008           293,375
   1,350,000   Republic of Peru                                                 9.125         2/21/2012         1,508,625
     775,500   Republic of Peru                                                 5.000          3/7/2017           723,154
   1,100,000   Russian Federation(b)                                            5.000         3/31/2030         1,026,850
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    9,727,574
=========================================================================================================================

Other (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     550,000   Johnsondiversey, Inc.                                            9.625         5/15/2012           607,750
     650,000   SPX Corporation                                                  7.500          1/1/2013           693,875
     750,000   Tenneco Automotive, Inc.                                        10.250         7/15/2013           828,750
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                      2,130,375
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     330,000   Xerox Corporation                                                7.125         6/15/2010           336,600
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   336,600
=========================================================================================================================

Transportation (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Continental Airlines, Inc.                                       7.373        12/15/2015           408,158
     260,388   Continental Airlines, Inc.                                       6.545          2/2/2019           258,978
     500,000   Dunlop Standard Aerospace Holdings plc                          11.875         5/15/2009           542,500
     600,000   United Air Lines, Inc.(d)                                        6.602          9/1/2013           501,549
     435,649   US Airways Pass Through Trust Company                            8.360         1/20/2019           422,706
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             2,133,891
=========================================================================================================================

Utilities (15.8%)
-------------------------------------------------------------------------------------------------------------------------
     475,000   AES Corporation                                                  8.875         2/15/2011           488,062
   1,100,000   AES Corporation                                                  8.750         5/15/2013         1,174,250
     711,981   AES Ironwood, LLC                                                8.857        11/30/2025           744,020
     400,000   AmeriGas Eagle Finance Corporation                              10.000         4/15/2006           436,000
     625,000   Calpine Corporation                                              8.500         7/15/2010           571,875
     100,000   Calpine Corporation                                              8.750         7/15/2013            91,500
     175,000   CMS Energy Corporation                                           7.625        11/15/2004           178,500
     625,000   CMS Energy Corporation                                           7.000         1/15/2005           631,250
     500,000   CMS Energy Corporation                                           7.500         1/15/2009           508,750
     225,000   CMS Energy Corporation                                           7.750          8/1/2010           228,938
     150,000   CMS Energy Corporation                                           8.500         4/15/2011           156,750
     350,000   Coastal Corporation                                              7.750         6/15/2010           294,875
     200,000   Coastal Corporation                                              9.625         5/15/2012           185,000
     100,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010           107,500
     200,000   Dynegy Holdings, Inc.                                           10.125         7/15/2013           217,000
     850,000   Dynegy-Roseton Danskamme                                         7.270         11/8/2010           841,500
     275,000   Dynegy-Roseton Danskamme                                         7.670         11/8/2016           247,500
     400,000   Edison International, Inc.                                       6.875         9/15/2004           412,500
     700,000   Edison Midwest Generation, LLC                                   8.300          7/2/2009           675,500
     975,000   Edison Midwest Generation, LLC                                   8.560          1/2/2016           931,125
     400,000   El Paso Corporation                                              7.875         6/15/2012           341,000
   1,005,000   El Paso Corporation                                              7.375        12/15/2012           829,125
      30,000   El Paso Corporation                                              7.800          8/1/2031            22,725
     300,000   El Paso Energy Corporation                                       6.750         5/15/2009           255,000
     250,000   El Paso Energy Partners, LP                                      8.500          6/1/2011           272,500
      75,000   El Paso Natural Gas Corporation                                  7.625          8/1/2010            74,250
   1,000,000   Ferrellgas Partners, LP                                          8.750         6/15/2012         1,090,000
     100,000   Gulfterra Energy Partner                                         8.500          6/1/2010           109,000
     150,000   Ipalco Enterprises, Inc.                                         8.375        11/14/2008           163,500
     500,000   Ipalco Enterprises, Inc.                                         8.625        11/14/2011           545,000
     550,000   Leviathan Finance Corporation                                   10.375          6/1/2009           596,750
     250,000   Noram Energy Corporation(f,g)                                    6.375         11/1/2003           250,000
     150,000   PSE&G Energy Holdings, Inc.                                      7.750         4/16/2007           151,500
     300,000   PSE&G Energy Holdings, Inc.                                     10.000         10/1/2009           324,000
     900,000   PSE&G Energy Holdings, Inc.                                      8.500         6/15/2011           918,000
     225,000   Reliant Energy Resources Corporation                             7.750         2/15/2011           252,298
     614,330   Rocky River Private Placement(e,f)                               8.810         4/14/2007           697,131
     550,000   Sonat, Inc.                                                      7.625         7/15/2011           463,375
     600,000   Teco Energy, Inc.                                                7.500         6/15/2010           616,500
     575,000   Transmontaigne, Inc.                                             9.125          6/1/2010           623,875
     800,000   Williams Companies, Inc.                                         9.250         3/15/2004           819,000
     500,000   Williams Companies, Inc.                                         8.625          6/1/2010           547,500
     610,000   Williams Companies, Inc.                                         7.625         7/15/2019           597,800
     675,000   Williams Companies, Inc.                                         7.875          9/1/2021           668,250
     300,000   Williams Companies, Inc.                                         9.375        11/15/2021           363,891
     525,000   Williams Companies, Inc.                                         8.750         3/15/2032           548,623
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 21,262,988
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $120,487,628)                                               127,154,434
=========================================================================================================================

      Shares   Preferred Stock (0.2%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
       1,200   Dobson Communications Corporation(e) *                                                            $252,450
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $206,400)                                                              252,450
=========================================================================================================================

      Shares   Common Stock (1.0%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------

           1   Abraxas Petroleum Corporation *                                                                         $1
         750   Arcadia Financial, Ltd., Stock Warrants *                                                                8
      77,237   Communications Corporation *                                                                       669,643
       4,441   ICG Communications, Inc.*                                                                           32,419
         735   ICG Communications, Inc., Stock Rights*                                                                  7
         833   Orion Refining Corporation(f)*                                                                           0
     701,620   SSgA Money Market Fund                                                                             701,620
         500   Unifi Communications, Inc., Stock Warrants(e)*                                                           5
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $1,296,652)                                                             1,403,703
 =========================================================================================================================

   Principal
      Amount   Short-Term Investments (4.5%)                            Interest Rate(h)   Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
    $600,000   Case Corporation                                                 6.250%        12/1/2003          $599,258
     500,000   Federal Home Loan Mortgage Corporation                           1.070         1/21/2004           498,796
   1,000,000   Federal Home Loan Mortgage Corporation                           1.075         2/26/2004           996,506
   3,300,000   Federal National Mortgage Association                            1.080         1/28/2004         3,291,288
     650,000   Xerox Corporation                                                5.250        12/15/2003           651,656
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 6,037,504
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $128,028,184)                                                         $134,848,091
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as a percentage of total investments.

(b) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(c) In default.

(d) In bankruptcy.

(e) Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through October 31, 2003, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of October 31, 2003.

                                                     Acquisition
Security                                                    Date                                 Cost
-------------------------------------------------------------------------------------------------------------------------
Commonwealth Brands, Inc.                                7/30/03                             $643,891
Dobson Communications Corporation                        8/21/03                              206,400
Nextel Communications Bank Term Loan B                  10/17/02                              450,460
Nextel Communications Bank Term Loan C                  10/17/02                              448,565
Pacific Gas & Electric Company                           8/19/03                            1,037,706
Rocky River Private Placement                           11/22/00                              607,029
Unifi Communications, Inc., Stock Warrants               2/14/97                                6,525

(f) Security is fair valued as discussed in the notes to
    the financial statements.

(g) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(h) The interest rate shown reflects the coupon rate, or
    for securities purchased at a discount, the discount
    rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Municipal Bond Fund
Schedule of Investments as of October 31, 2003 (a) (unaudited)

   Principal
      Amount   Long-Term Fixed Income (95.0%)                           Interest Rate       Maturity Date           Value
-------------------------------------------------------------------------------------------------------------------------

Alabama (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Alabama 21st Century Authority Tobacco Settlement
               Revenue Bonds                                                    5.750%        12/1/2020           926,880
   5,000,000   Huntsville, Alabama Health Care Authority
               Revenue Bonds (Series B)                                         5.750          6/1/2032         5,109,250
-------------------------------------------------------------------------------------------------------------------------
               Total Alabama                                                                                    6,036,130
=========================================================================================================================

Alaska (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,730,000   Northern Tobacco Securitization Corporation,
               Alaska Tobacco Settlement Revenue Bonds                          6.200          6/1/2022         3,617,951
-------------------------------------------------------------------------------------------------------------------------
               Total Alaska                                                                                     3,617,951
=========================================================================================================================

Arizona (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     720,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing)
               (FGIC Insured)                                                   4.000          6/1/2004           732,204
     750,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing)
               (FGIC Insured)                                                   4.000          6/1/2005           781,650
     780,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing)
               (FGIC Insured)                                                   4.250          6/1/2006           828,625
     815,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing)
               (FGIC Insured)                                                   4.500          6/1/2007           879,336
     975,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing)
               (FGIC Insured)                                                   5.000          6/1/2011         1,073,026
   1,020,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing)
               (FGIC Insured)                                                   5.000          6/1/2012         1,111,433
   1,000,000   Maricopa County, Arizona Elementary School District
               #068 Alhambra General Obligation Bonds
               (AMBAC Insured)(b)                                               5.125          7/1/2012         1,043,950
     230,000   Phoenix, Arizona Industrial Development Authority
               Single Family Mortgage Revenue Bonds
               (Series 1A) (GNMA/FNMA/FHLMC Insured)                            5.875          6/1/2016           238,623
     450,000   Pima County, Arizona Industrial Development Authority
               Educational Revenue Bonds (Arizona
               Charter Schools Project) (Series A)                              6.750          7/1/2031           449,352
   1,285,000   Pima County, Arizona Industrial Development Authority
               Multifamily Bonds (La Hacienda
               Project) (GNMA/FHA Insured)                                      7.000        12/20/2031         1,384,947
-------------------------------------------------------------------------------------------------------------------------
               Total Arizona                                                                                    8,523,146
=========================================================================================================================

Arkansas (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,400,000   Arkansas State Community Water System Public Water
               Authority Revenue (Series B)
               (MBIA Insured)                                                   5.000         10/1/2023         1,426,418
     487,500   Arkansas State Development Finance Authority
               Single Family Mortgage Revenue Bonds (Series F)
               (GNMA Insured) (Subject to 'AMT')                                7.450          1/1/2027           499,917
-------------------------------------------------------------------------------------------------------------------------
               Total Arkansas                                                                                   1,926,335
=========================================================================================================================

California (8.6%)
-------------------------------------------------------------------------------------------------------------------------
     815,000   California Rural Home Mortgage Finance Authority
               Single Family Mortgage Revenue Bonds (Series D)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.100          6/1/2031           856,524
   5,000,000   California State Department of Water Resources Supply
               Revenue Bonds (Series A) (AMBAC Insured)                         5.375          5/1/2018         5,360,550
   2,000,000   California State Revenue General Obligation Bonds(c)             5.250         11/1/2021         2,030,140
   4,030,000   Contra Costa County, California Home Mortgage
               Revenue Bonds (GNMA Insured) (Escrowed to
               Maturity)(b)                                                     7.500          5/1/2014         5,355,427
   1,335,000   Foothill/Eastern Transportation Corridor Agency,
               California Toll Road Revenue Bonds (Series A)(b)           Zero Coupon          1/1/2005         1,315,763
   5,000,000   Foothill/Eastern Transportation Corridor Agency,
               California Toll Road Revenue Bonds (Series A)(b,d)         Zero Coupon          1/1/2009         5,573,600
   5,000,000   Foothill/Eastern Transportation Corridor Agency,
               California Toll Road Revenue Bonds (Series A)(b,d)         Zero Coupon          1/1/2011         5,758,100
   6,000,000   Foothill/Eastern Transportation Corridor Agency,
               California Toll Road Revenue Bonds (Series A)(b,d)         Zero Coupon          1/1/2013         6,922,980
   7,145,000   Foothill/Eastern Transportation Corridor Agency,
               California Toll Road Revenue Bonds (Series A)(b,d)         Zero Coupon          1/1/2014         8,244,115
     420,000   Golden West Schools Financing Authority,
               California Revenue Bonds (Series A) (MBIA Insured)               5.800          2/1/2022           483,466
     740,000   Los Angeles, California Department of Water and
               Power Electric Plant Revenue Bonds(b)                            6.100         2/15/2017           793,413
     260,000   Los Angeles, California Department of Water and
               Power Electric Plant Unrefunded Revenue Bonds(b)                 6.100         2/15/2017           275,395
   2,000,000   Los Angeles, California Unified School District
               Revenue Bonds (MBIA-Series A)                                    5.000          7/1/2021         2,070,240
   4,200,000   Pomona, California Single Family Mortgage
               Revenue Bonds (Series A) (GNMA/FNMA Insured)(b)                  7.600          5/1/2023         5,566,932
   3,480,000   Sacramento County, California Single Family Mortgage
               Revenue Bonds (Subject to 'AMT')(b)                              8.250          1/1/2021         4,924,339
   1,500,000   San Bernardino County, California Single Family
               Mortgage Revenue Bonds (Series A) (GNMA Insured)(b)              7.500          5/1/2023         1,981,290
-------------------------------------------------------------------------------------------------------------------------
               Total California                                                                                57,512,274
=========================================================================================================================

Colorado (5.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Bromley East Project) (Series A)        7.250         9/15/2030         2,003,040
     570,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Cherry Creek Academy Facility, Inc.)    6.000          4/1/2021           576,008
   1,280,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Cherry Creek Academy Facility, Inc.)    6.000          4/1/2030         1,289,651
   2,825,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Classical Academy)(b)                   7.250         12/1/2030         3,550,686
     920,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Pinnacle Charter School Project)(b)     5.250         12/1/2011         1,006,940
     750,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School Project)          6.125          6/1/2021           757,815
   5,250,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School Project)          6.250          6/1/2031         5,299,612
   1,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                            6.250         12/1/2010         1,125,030
   2,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                            6.800         12/1/2020         2,166,640
     465,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series A-2) (Subject to 'AMT')          7.450         10/1/2016           482,651
     285,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series A-3)                             7.250          4/1/2010           292,151
     365,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series A-3)                             6.300          8/1/2012           393,455
   2,125,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series B-3)                             6.700          8/1/2017         2,280,975
     340,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series C-3) (FHA/VA Insured)            7.150         10/1/2030           352,437
   3,525,000   Colorado Water Resources and Power Development
               Authority Small Water Resources Revenue
               Bonds (Series A) (FGIC Insured)                                  5.250         11/1/2021         3,727,617
     200,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              5.250         12/1/2010           212,102
     200,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              5.250         12/1/2011           205,726
   2,000,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              6.250         12/1/2016         2,107,620
     500,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              6.000         12/1/2023           499,355
   4,000,000   Northwest Parkway Public Highway Authority,
               Colorado Capital Appreciation Revenue Bonds
               (Series C) (AMBAC Insured)                                 Zero Coupon         6/15/2021         2,857,640
   3,500,000   Regional Transportation District, Colorado Sales
               Tax Revenue Bonds (Series B) (AMBAC Insured)                     5.500         11/1/2021         3,792,425
-------------------------------------------------------------------------------------------------------------------------
               Total Colorado                                                                                  34,979,576
=========================================================================================================================

Connecticut (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Connecticut State Health and Educational Facilities
               Authority Revenue (Yale University) (Series W)                   5.125          7/1/2027         2,037,160
-------------------------------------------------------------------------------------------------------------------------
               Total Connecticut                                                                                2,037,160
=========================================================================================================================

District of Columbia (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   8,155,000   District of Columbia Tobacco Settlement Financing
               Corporation Revenue Bonds                                        6.250         5/15/2024         7,483,680
-------------------------------------------------------------------------------------------------------------------------
               Total District of Columbia                                                                       7,483,680
=========================================================================================================================

Florida (3.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,475,000   Brevard County, Florida Housing Finance Authority
               Homeowner Mortgage Revenue Bonds (Series B)
               (GNMA Insured)                                                   6.500          9/1/2022         1,616,674
   2,245,000   Clay County, Florida Housing Finance Authority
               Single Family Mortgage Revenue Bonds
               (GNMA/FNMA Insured) (Subject to 'AMT')                           6.000          4/1/2029         2,319,332
     620,000   Florida State Board of Education Capital Outlay
               Unrefunded General Obligation Bonds (MBIA Insured)               9.125          6/1/2014           892,292
   2,000,000   Highlands County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health System/Sunbelt, Inc.)
               (Series A)                                                       6.000        11/15/2031         2,085,340
   1,145,000   Leon County, Florida Educational Facilities Authority
               Certificates of Participation(b)                                 8.500          9/1/2017         1,669,399
     620,000   Manatee County, Florida Housing Finance Authority
               Single Family Mortgage Revenue Bonds
               (Series 1) (GNMA/FNMA/ FHLMC Insured)
               (Subject to 'AMT')                                               7.200          5/1/2028           673,903
   1,320,000   Orange County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health Systems)                         5.750        11/15/2008         1,478,387
   1,000,000   Orange County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health Systems)                         5.850        11/15/2010         1,125,510
   2,000,000   Orange County, Florida Health Facilities Authority
               Revenue Bonds (Orlando Regional Healthcare System)
               (Series A) (MBIA Insured)                                        6.250         10/1/2018         2,403,640
   1,515,000   Orange County, Florida Housing Finance Authority
               Homeowner Revenue Bonds (Series B-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           5.900          9/1/2028         1,590,538
   1,090,000   Palm Beach County, Florida Housing Finance Authority
               Single Family Homeowner Revenue Bonds (Series A-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           5.900         10/1/2027         1,144,347
    990,000    Pinellas County, Florida Housing Finance Authority
               Single Family Housing Revenue Bonds
               (Multi-County Program) (Series B-1) (Subject to 'AMT')           7.250          9/1/2029         1,028,184
   1,505,000   Pinellas County, Florida Housing Finance Authority
               Single Family Housing Revenue Bonds (Series A-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.200          9/1/2029         1,616,942
-------------------------------------------------------------------------------------------------------------------------
               Total Florida                                                                                   19,644,488
=========================================================================================================================

Georgia (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Savannah, Georgia Economic Development Authority
               Student Housing Revenue Bonds (State University Project)
               (Series A) (ACA Insured)                                         6.750        11/15/2020         1,635,855
-------------------------------------------------------------------------------------------------------------------------
               Total Georgia                                                                                    1,635,855
=========================================================================================================================

Hawaii (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Honolulu, Hawaii City & County (Series A) (FSA
               Insured)                                                         5.250          3/1/2027         5,138,200
   2,555,000   Honolulu, Hawaii City & County Revenue Bonds
               (Unrefunded Balance) (Series A) (FGIC Insured)                   6.250          4/1/2014         3,066,077
-------------------------------------------------------------------------------------------------------------------------
               Total Hawaii                                                                                     8,204,277
=========================================================================================================================

Illinois (10.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Broadview, Illinois Tax Increment Tax Allocation
               Revenue Bonds                                                    5.250          7/1/2012         2,067,020
   1,000,000   Broadview, Illinois Tax Increment Tax Allocation
               Revenue Bonds                                                    5.375          7/1/2015         1,023,630
     345,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series A)
               (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')                     7.250          9/1/2028           354,467
   1,750,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series C)
               (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')                     7.050         10/1/2030         1,827,892
    580,000    Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series C) (GNMA/FNMA/
               FHLMC Insured) (Subject to 'AMT')                                7.000          3/1/2032           605,253
   7,200,000   Chicago, Illinois Tax Increment Capital Appreciation
               Tax Allocation Bonds (Series A) (ACA Insured)              Zero Coupon        11/15/2014         4,091,832
   1,000,000   Cook County, Illinois Community Consolidated
               School District #15 Palatine Capital Appreciation
               General Obligation Bonds (FGIC Insured)                    Zero Coupon         12/1/2014           607,730
   1,250,000   Cook County, Illinois School District #99
               Cicero General Obligation Bonds (FGIC Insured)                   8.500         12/1/2011         1,680,412
   1,565,000   Cook County, Illinois School District #99
               Cicero General Obligation Bonds (FGIC Insured)                   8.500         12/1/2014         2,201,814
   1,815,000   Cook County, Illinois School District #99
               Cicero General Obligation Bonds (FGIC Insured)                   8.500         12/1/2016         2,605,342
   1,000,000   Du Page County, Illinois General Obligation Bonds
               (Stormwater Project)                                             5.600          1/1/2021         1,121,520
   1,000,000   Illinois Development Finance Authority
               Revenue Bonds (Midwestern University) (Series B)                 6.000         5/15/2021         1,074,240
   2,365,000   Illinois Development Finance Authority
               Revenue Bonds (School District #304) (Series A)
               (FSA Insured)                                              Zero Coupon          1/1/2021           972,417
   4,900,000   Illinois Educational Facilities Authority
               Revenue Bonds (Northwestern University)                          5.250         11/1/2032         5,413,569
     380,000   Illinois Health Facilities Authority Revenue Bonds
               (Series B) (MBIA/IBC Insured)                                    5.250         8/15/2018           433,838
   1,600,000   Illinois Health Facilities Authority Revenue Bonds
               (Bethesda Home and Retirement) (Series A)                        6.250          9/1/2014         1,684,592
   2,000,000   Illinois Health Facilities Authority Revenue Bonds
               (Centegra Health Systems)                                        5.250          9/1/2018         1,980,620
   2,500,000   Illinois Health Facilities Authority Revenue Bonds
               (Passavant Memorial Area Hospital Association)                   6.000         10/1/2024         2,548,775
   1,000,000   Illinois Health Facilities Authority Revenue Bonds
               (Riverside Health System)                                        6.850        11/15/2029         1,073,650
   4,180,000   Illinois Health Facilities Authority Revenue Bonds
               (Rush-Presbyterian-St. Lukes) (Series A) (MBIA Insured)          5.250        11/15/2014         4,530,284
   1,995,000   Illinois Health Facilities Authority Revenue Bonds
               (Swedish American Hospital)                                      6.875        11/15/2030         2,136,844
   4,655,000   Illinois Health Facilities Authority Revenue Bonds
               (Thorek Hospital and Medical Center)                             5.250         8/15/2018         4,307,877
   2,120,000   Illinois Health Facilities Authority Unrefunded
               Revenue Bonds (Series B) (MBIA/IBC Insured)                      5.250         8/15/2018         2,269,057
   3,065,000   Illinois State Sales Tax Revenue Bonds (Series L)                7.450         6/15/2012         3,887,646
   3,035,000   McHenry County, Illinois Community High School
               District #157 General Obligation Bonds (FSA Insured)             9.000         12/1/2017         4,571,256
   4,000,000   McLean County, Illinois Bloomington -- Normal
               Airport Central Illinois Regional Authority
               Revenue Bonds (Subject to 'AMT')                                 6.050        12/15/2019         3,765,840
     885,000   Metropolitan Pier and Exposition Authority,
               Illinois State Tax Revenue Bonds (McCormick Place
               Exposition Project) (Series A) (FGIC Insured)                    5.500         6/15/2015         1,007,962
   1,115,000   Metropolitan Pier and Exposition Authority,
               Illinois State Tax Revenue Bonds (McCormick Place
               Exposition Project) (Series A)(b)                                5.500         6/15/2015         1,282,518
   3,100,000   Metropolitan Pier and Exposition Authority,
               Illinois State Tax Revenue Bonds (McCormick Place
               Exposition Project) (Series A) (MBIA Insured)              Zero Coupon         6/15/2024         1,011,344
   2,000,000   Metropolitan Pier and Exposition Authority,
               Illinois State Tax Revenue Bonds (McCormick Place
               Exposition Project) (Series A) (MBIA Insured)              Zero Coupon        12/15/2024           634,980
   2,000,000   Metropolitan Pier and Exposition Authority,
               Illinois State Tax Revenue Bonds (McCormick Place
               Exposition Project) (Series B) (MBIA Insured)(d)           Zero Coupon         6/15/2020         1,341,600
   3,000,000   Regional Transportation Authority, Illinois
               Revenue Bonds (Series A) (FGIC Insured)                          6.700         11/1/2021         3,691,110
-------------------------------------------------------------------------------------------------------------------------
               Total Illinois                                                                                  67,806,931
=========================================================================================================================

Indiana (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   East Chicago, Indiana Elementary School
               Building Corporation Revenue Bonds                               6.250          1/5/2016         1,470,612
     395,000   Indiana State Housing Authority Single Family
               Mortgage Revenue Bonds (Series C-2) (GNMA Insured)               5.250          7/1/2017           404,322
     510,000   Indiana Transportation Finance Authority Airport
               Facilities Lease Revenue Bonds (Series A)                        5.400         11/1/2006           555,976
     570,000   Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A) (AMBAC Insured)(b)                      5.750          6/1/2012           666,626
     985,000   Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A) (MBIA/IBC Insured)(b)                   7.250          6/1/2015         1,219,814
     250,000   Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A)                                         6.800         12/1/2016           306,300
   3,565,000   Indiana Transportation Finance Authority Highway
               Unrefunded Revenue Bonds (Series A) (MBIA/IBC Insured)           7.250          6/1/2015         4,507,336
   2,500,000   Petersburg, Indiana Industrial Pollution Control
               Revenue Bonds (Indianapolis Power and Light
               Company) (Series A) (MBIA/IBC Insured)                           6.100          1/1/2016         2,545,000
-------------------------------------------------------------------------------------------------------------------------
               Total Indiana                                                                                   11,675,986
=========================================================================================================================

Kansas (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   4,140,000   Kansas City, Kansas Utility System Unrefunded
               Revenue Bonds (FGIC Insured)(b)                                  6.375          9/1/2023         4,404,546
   1,250,000   Sedgwick and Shawnee Counties, Kansas Single Family
               Mortgage Revenue Bonds (Series A-2) (GNMA Insured)               6.700          6/1/2029         1,326,400
   2,300,000   University of Kansas Hospital Authority Health
               Facilities Revenue Bond                                          5.500          9/1/2022         2,332,637
-------------------------------------------------------------------------------------------------------------------------
               Total Kansas                                                                                     8,063,583
=========================================================================================================================

Louisiana (2.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,150,000   Jefferson Parish, Louisiana Home Mortgage Authority
               Single Family Mortgage Revenue Bonds (Series A-2)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.500         12/1/2030         2,299,060
     830,000   Jefferson Parish, Louisiana Home Mortgage Authority
               Single Family Mortgage Revenue Bonds (Series D-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.500          6/1/2026           885,029
   1,310,000   Louisiana Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series A-2)
               (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')                     7.800         12/1/2026         1,397,966
     780,000   Louisiana Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series D-2)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.050          6/1/2031           832,962
   3,000,000   Louisiana Public Facilities Authority Hospital
               Revenue Bonds (Lake Charles Memorial)
               (AMBAC/TCRS Insured)                                             8.625         12/1/2030         3,854,370
   2,605,000   Regional Transportation Authority, Louisiana
               Sales Tax Revenue Bonds (Series A) (FGIC Insured)                8.000         12/1/2012         3,451,104
   4,200,000   Tobacco Settlement Financing Corporation,
               Louisiana Revenue Bonds (Series 2001-B)                          5.500         5/15/2030         3,426,780
-------------------------------------------------------------------------------------------------------------------------
               Total Louisiana                                                                                 16,147,271
=========================================================================================================================

Maryland (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,550,000   Maryland State Economic Development Corporation
               Student Housing Revenue Bonds (Sheppard Pratt)
               (ACA Insured)                                                    6.000          7/1/2033         1,635,886
     340,000   Prince Georges County, Maryland Housing Authority
               Single Family Mortgage Revenue Bonds (Series A)
               (GNMA/FNMA/ FHLMC Insured) (Subject to 'AMT')                    7.400          8/1/2032           346,106
     425,000   Westminster, Maryland Education Facilities
               Revenue Bond (McDaniel College)                                  5.500          4/1/2027           422,782
-------------------------------------------------------------------------------------------------------------------------
               Total Maryland                                                                                   2,404,774
=========================================================================================================================

Massachusetts (1.3%)
-------------------------------------------------------------------------------------------------------------------------
   4,935,000   Massachusetts State Construction Lien General
               Obligation Bonds (Series A) (FGIC-TCRS)                          5.250          1/1/2013         5,461,466
     725,000   Massachusetts State Development Finance Agency
               Revenue Bonds (Devens Electric Systems)                          5.625         12/1/2016           770,298
   1,000,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bonds (Partners Healthcare System)
               (Series C)                                                       6.000          7/1/2016         1,101,460
   1,170,000   Westfield, Massachusetts General Obligation Bonds
               (FGIC Insured)(b)                                                6.500          5/1/2014         1,425,657
-------------------------------------------------------------------------------------------------------------------------
               Total Massachusetts                                                                              8,758,881
=========================================================================================================================

Michigan (3.4%)
-------------------------------------------------------------------------------------------------------------------------
     515,000   Chelsea, Michigan Economic Development
               Corporation Obligation Revenue Bonds
               (United Methodist Retirement)                                    4.800        11/15/2005           509,129
     545,000   Chelsea, Michigan Economic Development
               Corporation Obligation Revenue Bonds
               (United Methodist Retirement)                                    4.900        11/15/2006           534,498
   3,965,000   Chelsea, Michigan Economic Development
               Corporation Obligation Revenue Bonds
               (United Methodist Retirement)                                    5.400        11/15/2027         3,476,234
   1,350,000   Dickinson County, Michigan Healthcare System
               Hospital Revenue Bonds                                           5.500         11/1/2013         1,358,762
     250,000   Dickinson County, Michigan Healthcare System
               Hospital Revenue Bonds                                           5.700         11/1/2018           243,230
   2,000,000   East Lansing, Michigan Building Authority
               General Obligation Bonds                                         5.700          4/1/2020         2,288,820
   1,000,000   Grand Valley, Michigan State University
               Revenue Bonds (MBIA Insured)                                     5.250         10/1/2017         1,074,340
     260,000   Hillsdale, Michigan Hospital Finance Authority
               Revenue Bonds (Hillsdale Community Health Center)                4.700         5/15/2004           259,314
     135,000   Hillsdale, Michigan Hospital Finance Authority
               Revenue Bonds (Hillsdale Community Health Center)                4.800         5/15/2005           134,000
   1,380,000   Michigan Public Power Agency Revenue Bonds
               (Combustion Turbine #1 Project) (Series A)
               (AMBAC Insured)                                                  5.250          1/1/2016         1,500,239
     950,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Hackley Hospital) (Series A)                      4.800          5/1/2005           983,858
   6,580,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Oakwood Obligated Group)(c)                       5.000         11/1/2009         7,088,963
     990,000   Summit Academy North Michigan Public School
               Academy Certificates of Participation                            6.550          7/1/2014         1,009,325
     690,000   Summit Academy North Michigan Public School
               Academy Certificates of Participation                            8.375          7/1/2030           723,023
   1,000,000   Trenton, Michigan Building Authority General
               Obligation Bonds (AMBAC Insured)                                 5.600         10/1/2019         1,108,420
-------------------------------------------------------------------------------------------------------------------------
               Total Michigan                                                                                  22,292,155
=========================================================================================================================

Minnesota (3.1%)
-------------------------------------------------------------------------------------------------------------------------
     375,000   Chaska, Minnesota Economic Development
               Authority School Facilities Lease Revenue Bonds
               (Independent School District #112) (Series A)                    5.125         12/1/2010           405,465
   4,000,000   Lakeville, Minnesota Independent School
               District #194 (Series B) (FGIC Insured)                    Zero Coupon          2/1/2016         2,281,440
     300,000   Scott County, Minnesota Housing and
               Redevelopment Authority Facilities Lease
               Revenue Bonds (Workforce Center Project)                         5.000          2/1/2017           308,016
    $525,000   Scott County, Minnesota Housing and
               Redevelopment Authority Facilities Lease
               Revenue Bonds (Workforce Center Project)                         5.000          2/1/2018          536,980
  10,530,000   Southern Minnesota Municipal Power Agency
               Power Supply System Revenue Bonds (Series A)
               (AMBAC Insured)(e)                                               5.000          1/1/2011        11,649,023
   5,000,000   White Earth Band of Chippewa Indians, Minnesota
               Revenue Bonds (Series A) (ACA Insured)                           7.000         12/1/2011         5,506,300
-------------------------------------------------------------------------------------------------------------------------
               Total Minnesota                                                                                 20,687,224
=========================================================================================================================

Missouri (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     785,000   Missouri State Development Finance Board
               Infrastructure Facilities Revenue Bonds (Eastland
               Center Project Phase II Series B)                                5.875          4/1/2017           836,041
     500,000   Missouri State Development Finance Board
               Infrastructure Facilities Revenue Bonds (Eastland
               Center Project Phase II Series B)                                6.000          4/1/2021           530,550
   1,000,000   Missouri State Environmental Improvement and
               Energy Resources Authority Water Pollution
               Revenue Bonds (Series A)                                         5.250          1/1/2018         1,084,150
   3,375,000   Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Bethesda Health) (Series A)(b)          7.500         8/15/2012         3,611,993
     590,000   Missouri State Housing Development Commission
               Single Family Mortgage Revenue Bonds (Series B-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.450          9/1/2031           619,335
     940,000   Missouri State Housing Development Commission
               Single Family Mortgage Revenue Bonds (Series C-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.150          3/1/2032           985,543
-------------------------------------------------------------------------------------------------------------------------
               Total Missouri                                                                                   7,667,612
=========================================================================================================================

Montana (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     160,000   Montana State Board of Housing Single Family
               Mortgage Revenue Bonds (Series A-1)                              6.000          6/1/2016           167,426
     620,000   Montana State Board of Housing Single Family
               Mortgage Revenue Bonds (Series A-2) (Subject to 'AMT')           6.250          6/1/2019           646,356
   1,340,000   Montana State Board of Regents Revenue Bonds
               (Higher Education-University of Montana)
               (Series F) (MBIA Insured)                                        5.750         5/15/2016         1,526,662
   3,000,000   Montana State Health Facilities Authority
               Revenue Bonds
               (Hillcrest Senior Living Project)                                7.375          6/1/2030         3,177,000
-------------------------------------------------------------------------------------------------------------------------
               Total Montana                                                                                    5,517,444
=========================================================================================================================

Nebraska (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   American Public Energy Agency, Nebraska Gas Supply
               Revenue Bonds (Nebraska Public Gas Agency Project)
               (Series C) (AMBAC Insured)                                       4.000          9/1/2004           512,040
     170,000   American Public Energy Agency, Nebraska Gas Supply
               Revenue Bonds (Nebraska Public Gas Agency Project)
               (Series C) (AMBAC Insured)                                       4.300          3/1/2011           179,398
   2,500,000   Nebraska Public Power District Revenue Bonds
               (Series B) (AMBAC Insured)                                       5.000          1/1/2013         2,743,125
   1,675,000   Omaha, Nebraska Special Assessment Bonds
               (Riverfront Redevelopment Project) (Series A)                    5.500          2/1/2015         1,874,794
   5,000,000   University of Nebraska Revenue Bonds
               (Lincoln Student Fees & Facilities) (Series B)(c)                5.000          7/1/2023         5,112,700
-------------------------------------------------------------------------------------------------------------------------
               Total Nebraska                                                                                  10,422,057
=========================================================================================================================

Nevada (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Washoe County, Nevada General Obligation Bonds
               (Reno-Sparks Convention)(Series A) (FSA Insured)(b)              6.400          7/1/2029         2,986,800
-------------------------------------------------------------------------------------------------------------------------
               Total Nevada                                                                                     2,986,800
=========================================================================================================================

New Jersey (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Hudson County, New Jersey Certificate Of
               Participation Department of Finance and
               Administration (MBIA Insured)                                    6.250         12/1/2015         2,380,480
   5,000,000   New Jersey Transportation Trust Fund Authority
               Revenue Bond (Transportation System) (Series A)
               (FSA Insured)                                                    5.500        12/15/2016         5,698,000
   4,570,000   Tobacco Settlement Authority, New Jersey Tobacco
               Settlement Revenue Bonds                                         5.375          6/1/2018         3,888,659
-------------------------------------------------------------------------------------------------------------------------
               Total New Jersey                                                                                11,967,139
=========================================================================================================================

New Mexico (1.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Jicarilla, New Mexico Apache Nation Revenue Bonds                5.500          9/1/2023         1,026,600
   2,525,000   New Mexico Mortgage Finance Authority
               Revenue Bonds (Series F) (GNMA/FNMA Insured)                     7.000          1/1/2026         2,791,034
     595,000   New Mexico Mortgage Finance Authority Single
               Family Mortgage Capital Appreciation Revenue
               Bonds (Series D-2) (Subject to 'AMT')                      Zero Coupon          9/1/2019           440,276
   2,280,000   New Mexico Mortgage Finance Authority Single
               Family Mortgage Revenue Bonds (Series C-2)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           6.950          9/1/2031         2,470,038
-------------------------------------------------------------------------------------------------------------------------
               Total New Mexico                                                                                 6,727,948
=========================================================================================================================

New York (9.7%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Metropolitan Transportation Authority, New York
               Revenue Bonds (Series A) (FGIC Insured)                          5.000        11/15/2025         3,533,600
   3,000,000   Metropolitan Transportation Authority, New York
               Transportation Facilities Revenue Bonds (Series A)               5.500          7/1/2017         3,345,210
  13,000,000   New York City Transitional Finance Authority
               (Future Tax Secured) (Series B)                                  5.250          2/1/2029        14,259,960
   1,100,000   New York Counties Tobacco Trust Settlement
               Revenue Bonds                                                    5.800          6/1/2023         1,105,522
   4,000,000   New York State Dormitory Authority Revenue Bonds
               (Series B)(f)                                                    5.250         5/15/2012         4,326,160
   2,000,000   New York State Dormitory Authority Revenue Bonds
               (State University Educational Facilities) (Series A)             7.500         5/15/2013         2,553,020
   5,000,000   New York State Dormitory Authority Revenue Bonds
               (State University Educational Facilities) (Series A)(e)          5.875         5/15/2017         5,761,650
   2,000,000   New York State Local Government Assistance
               Corporation
               Revenue Bonds (Series E) (MBIA/IBC Insured)                      5.250          4/1/2016         2,223,460
   1,900,000   New York State Mortgage Agency Revenue Bonds
               (Series 26)                                                      5.350         10/1/2016         1,916,663
   3,000,000   New York State Thruway Authority General
               Revenue Bonds (Series E)                                         5.000          1/1/2016         3,167,250
  10,000,000   New York State Urban Development Corporation
               Revenue Bonds (Correctional and Youth Facilities)
               (Series A)                                                       5.000          1/1/2017        10,732,700
   4,500,000   New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)(c,f)                  5.500         11/1/2011         5,062,410
   3,000,000   New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)                       5.375        11/15/2021         3,191,490
   3,000,000   New York, New York General Obligation Bonds
               (Series H) (FSA/CR Insured)                                      5.250         3/15/2016         3,232,860
-------------------------------------------------------------------------------------------------------------------------
               Total New York                                                                                  64,411,955
=========================================================================================================================

North Carolina (2.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,170,000   Fayetteville, North Carolina Public Works
               Commission Revenue Bonds (FSA Insured)(b)                        5.125          3/1/2017         1,300,677
   1,475,000   North Carolina Eastern Municipal Power Agency
               Power System Revenue Bonds (Series A)(b)                         6.000          1/1/2026         1,721,369
   4,000,000   North Carolina Eastern Municipal Power Agency
               Power System Revenue Bonds                                       5.375          1/1/2017         4,142,520
     175,000   North Carolina Eastern Municipal Power Agency
               Power System Revenue Bonds (Series B)                            6.000          1/1/2006           187,960
   1,960,000   North Carolina Eastern Municipal Power Agency
               Power System Revenue Bonds (Series B)                            5.500          1/1/2021         1,960,608
   2,000,000   North Carolina Eastern Municipal Power Agency
               Power System Revenue Bonds (Series D)                            6.750          1/1/2026         2,187,780
   1,250,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                6.250          1/1/2007         1,384,512
               North Carolina -- continued
     250,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                6.500          1/1/2009           285,532
     610,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                6.375          1/1/2013           677,515
   1,000,000   Wake County, North Carolina Industrial, Facilities,
               and Pollution Control Revenue Bonds (Carolina Power
               and Light Company Project)                                       5.375          2/1/2017         1,031,230
-------------------------------------------------------------------------------------------------------------------------
               Total North Carolina                                                                            14,879,703
=========================================================================================================================

North Dakota (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,250,000   Ward County, North Dakota Health Care Facilities
               Revenue Bonds (Trinity Medical Center) (Series B)                6.250          7/1/2021         3,298,718
-------------------------------------------------------------------------------------------------------------------------
               Total North Dakota                                                                               3,298,718
=========================================================================================================================

Ohio (1.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,700,000   Cincinnati, Ohio General Obligation Bonds                        5.375         12/1/2019         1,835,133
   2,000,000   Montgomery County, Ohio Hospital Revenue Bonds
               (Kettering Medical Center)                                       6.750          4/1/2018         2,124,620
   2,500,000   Montgomery County, Ohio Hospital Revenue Bonds
               (Kettering Medical Center)                                       6.750          4/1/2022         2,633,375
   2,055,000   Ohio Housing Finance Agency Mortgage Residential
               Revenue Bonds (Series A-1) (GNMA Insured)
               (Subject to 'AMT')                                               5.750          9/1/2026         2,091,600
-------------------------------------------------------------------------------------------------------------------------
               Total Ohio                                                                                       8,684,728
=========================================================================================================================

Oklahoma (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Oklahoma Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series C-2) (Subject to 'AMT')           7.550          9/1/2028           322,983
     550,000   Oklahoma Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series D-2)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.100          9/1/2028           595,226
   2,900,000   Payne County, Oklahoma Economic Development
               Authority Student Housing Revenue Bonds
               (Collegiate Housing Foundation) (Series A)(b)                    6.375          6/1/2030         3,490,962
-------------------------------------------------------------------------------------------------------------------------
               Total Oklahoma                                                                                   4,409,171
=========================================================================================================================

Oregon (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     550,000   Forest Grove, Oregon Revenue Bonds (Campus
               Improvement -- Pacific University)                               6.000          5/1/2015           622,710
   3,500,000   Klamath Falls, Oregon Inter-Community Hospital
               Authority Revenue Bonds (Gross-Merle West Medical
               Center Project)(b)                                               7.100          9/1/2024         3,741,325
-------------------------------------------------------------------------------------------------------------------------
               Total Oregon                                                                                     4,364,035
=========================================================================================================================

Pennsylvania (2.5%)
-------------------------------------------------------------------------------------------------------------------------
   2,480,000   Allegheny County, Pennsylvania Redevelopment
               Authority Tax Increment Tax Allocation Bonds
               (Waterfront Project) (Series B)(g)                               6.000        12/15/2010         2,766,514
   2,415,000   Allegheny County, Pennsylvania Redevelopment
               Authority Tax Increment Tax Allocation Bonds
               (Waterfront Project) (Series C)(g)                               6.550        12/15/2017         2,702,820
   3,845,000   Carbon County, Pennsylvania Industrial Development
               Authority Revenue Bonds (Panther Creek Partners
               Project) (Subject to 'AMT')                                      6.650          5/1/2010         4,124,570
   2,000,000   Cornwall Lebanon, Pennsylvania School District
               Capital Appreciation General Obligation Bonds
               (FSA Insured)                                              Zero Coupon         3/15/2016         1,134,680
   1,520,000   Cornwall Lebanon, Pennsylvania School District
               Capital Appreciation General Obligation Bonds
               (FSA Insured)                                              Zero Coupon         3/15/2017           811,999
   1,000,000   Lancaster County, Pennsylvania, Hospital Authority
               Revenue Bonds                                                    5.500         3/15/2026           988,540
   2,000,000   Lebanon County, Pennsylvania Good Samaritan
               Hospital Authority Revenue Bonds (Good
               Samaritan Hospital Project)                                      6.000        11/15/2018         2,008,300
     435,000   Montgomery County, Pennsylvania Higher Education
               and Health Authority Revenue Bonds (Foulkeways at
               Gwynedd Project)                                                 6.750        11/15/2024           455,945
   1,880,000   Montgomery County, Pennsylvania Higher Education
               and Health Authority Revenue Bonds (Foulkeways at
               Gwynedd Project)                                                 6.750        11/15/2030         1,959,524
-------------------------------------------------------------------------------------------------------------------------
               Total Pennsylvania                                                                              16,952,892
=========================================================================================================================

Puerto Rico (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Puerto Rico Industrial Tourist Educational Medical
               and Environmental Central Facilities Revenue Bonds
               (AES Cogen Facilities Project) (Subject to 'AMT')                6.625          6/1/2026         2,087,380
-------------------------------------------------------------------------------------------------------------------------
               Total Puerto Rico                                                                                2,087,380
=========================================================================================================================

South Carolina (1.7%)
-------------------------------------------------------------------------------------------------------------------------
   3,320,000   Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (Series A)(b)                             6.550          1/1/2016         3,348,917
   2,000,000   South Carolina Jobs Economic Development
               Authority Hospital Facilities Revenue Bonds
               (Palmetto Health Alliance) (Series C)                            6.875          8/1/2027         2,133,060
   5,000,000   South Carolina State Public Service Authority
               Revenue Referendum (Series D) (FSA Insured)                      5.000          1/1/2020         5,221,400
     500,000   South Carolina Transportation Infrastructure
               Bank Revenue Bonds (Series A) (MBIA Insured)                     5.500         10/1/2007           565,420
-------------------------------------------------------------------------------------------------------------------------
               Total South Carolina                                                                            11,268,797
=========================================================================================================================

South Dakota (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   South Dakota State Health and Educational
               Facilities Authority Revenue Bonds (Prairie
               Lakes Health Care System, Inc.) (ACA/CBI Insured)                5.650          4/1/2022         2,080,120
-------------------------------------------------------------------------------------------------------------------------
               Total South Dakota                                                                               2,080,120
=========================================================================================================================

Tennessee (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Carter County Industrial Development Board
               Revenue Bonds                                                    3.200         10/1/2007         2,012,840
   2,000,000   Memphis-Shelby County, Tennessee Airport
               Authority Special Facilities and Project Revenue
               Bonds (Federal Express Corporation)                              5.350          9/1/2012         2,153,800
   2,000,000   Memphis-Shelby County, Tennessee Airport
               Authority Special Facilities Revenue Bonds
               (Federal Express Corporation)                                    5.050          9/1/2012         2,110,060
   1,500,000   Metropolitan Government Nashville and Davidson
               County, Tennessee Health and Educational Facilities
               Revenue Bonds (Series A-1) (GNMA Insured)                        7.250         6/20/2036         1,694,910
   4,155,000   Metropolitan Government Nashville and Davidson
               County, Tennessee Industrial Development Board
               Revenue Bonds (Series A) (GNMA Insured)                          6.625         3/20/2036         4,628,836
     640,000   Tennergy Corporation Tennessee Gas Revenue Bonds
               (MBIA Insured)                                                   4.125          6/1/2009           681,978
     150,000   Tennessee Energy Acquisition Corporation Gas
               Revenue Bonds (Series A) (AMBAC Insured)                         5.000          9/1/2007           165,543
-------------------------------------------------------------------------------------------------------------------------
               Total Tennessee                                                                                 13,447,967
=========================================================================================================================

Texas (12.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   Abilene, Texas Waterworks and Sewer System
               General Obligation Bonds (Series B)(f)                           3.200         8/15/2004         1,247,150
   1,250,000   Abilene, Texas Waterworks and Sewer System
               General Obligation Bonds (Series B)(f)                           3.540         8/15/2004         1,247,175
   2,000,000   Alliance Airport, Texas Income Authority Special
               Facilities Revenue Bond (Federal Express Corporation
               Project) (Subject to 'AMT')(g)                                   6.375          4/1/2021         2,090,960
   2,000,000   Amarillo, Texas Health Facilities Corporation
               Revenue Bonds (Baptist St. Anthony's Hospital
               Corporation) (FSA Insured)                                       5.500          1/1/2017         2,251,640
     750,000   Arlington, Texas General Obligation Bonds                        5.375         8/15/2016           814,350
   1,055,000   Arlington, Texas General Obligation Bonds                        5.500         8/15/2019         1,140,244
   1,250,000   Austin, Texas Utility System Revenue Bonds
               (FGIC Insured)(g)                                                6.000        11/15/2013         1,458,175
   2,265,000   Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (American
               Opty-Waterford Apartments) (Series A1)(g)                        7.000         12/1/2036         2,300,787
  $1,930,000   Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dymaxion and
               Marrach Park Apartments) (Series A) (MBIA Insured)(g)            6.000          8/1/2023         2,042,712
   2,000,000   Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Nob Hill
               Apartments) (Series A)                                           6.000          6/1/2031         2,027,500
   1,720,000   Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Pan American
               Apartments) (Series A-1) (GNMA Insured)                          7.000         3/20/2031         1,949,207
   1,000,000   Bluebonnet Trails Community Mental Health and
               Mental Retardation Revenue Bonds(g)                              6.125         12/1/2016         1,034,450
   3,950,000   Colorado River, Texas Municipal Water District
               Revenue Bonds (MBIA Insured)                                     5.000          1/1/2014         4,159,192
     500,000   Corpus Christi, Texas General Obligation Bonds
               (Series A) (FSA Insured)                                         5.000          3/1/2012           547,045
   1,375,000   Deer Park, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       5.000         2/15/2013         1,494,474
   1,635,000   Denton, Texas Independent School District
               General Obligation Bonds(f)                                      3.450         1/31/2005         1,673,145
   3,210,000   Denton, Texas Utility System Revenue Bonds
               (Series A) (FSA Insured)                                         5.250         12/1/2015         3,518,898
   1,445,000   Frisco, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                               6.250         8/15/2017         1,684,827
   7,000,000   Harris County, Houston, Texas General Obligation
               Bonds (MBIA Insured)                                       Zero Coupon         8/15/2024         2,272,270
   1,500,000   Harris County, Texas Health Facilities Corporation
               Revenue Bonds (Sisters of Charity Health Care
               Systems) (Series B)(b)                                           6.250          7/1/2027         1,795,035
   6,000,000   Houston, Texas Airport System Revenue Bonds
               (FSA Insured)                                                    5.000          7/1/2027         6,034,020
   5,000,000   Houston, Texas Water and Sewer System Revenue
               Bonds (Series A) (FSA Insured)                                   5.750         12/1/2032         5,682,500
   1,000,000   Lower Colorado River Authority, Texas Revenue Bonds
               (Series A)                                                       5.875         5/15/2015         1,139,490
   3,770,000   Mesquite, Texas Independent School District General
               Obligation Bonds (Series A) (PSF/GTD Insured)(b)                 6.000         2/15/2020         4,240,194
     575,000   Nueces County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dolphins Landing
               Apartments Project) (Series A)                                   6.250          7/1/2010           611,444
   1,865,000   Nueces County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dolphins Landing
               Apartments Project) (Series A)                                   6.875          7/1/2030         1,964,722
   1,000,000   Panhandle, Texas Regional Housing Finance
               Revenue Bonds (Series A)                                         6.250          3/1/2010         1,075,930
   1,000,000   Ridge Parc Development Corporation, Texas
               Multifamily Revenue Bonds (GNMA Insured)                         6.100         6/20/2033         1,094,760
   2,795,000   Ridge Parc Development Corporation, Texas
               Multifamily Revenue Bonds (GNMA Insured)                         6.150        11/20/2041         3,031,233
   1,365,000   San Antonio, Texas General Obligation Bonds
               (General Improvement)                                            5.250          2/1/2014         1,479,346
   1,000,000   San Antonio, Texas Water Revenue Bonds (FSA Insured)             5.500         5/15/2018         1,097,120
   1,000,000   San Antonio, Texas Water Revenue Bonds (FSA Insured)             5.500         5/15/2019         1,094,110
   1,000,000   San Antonio, Texas Water Revenue Bonds (FSA Insured)             5.500         5/15/2020         1,084,390
   1,180,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.000         8/15/2017         1,345,471
   1,250,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.000         8/15/2018         1,418,250
   1,275,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.000         8/15/2019         1,443,032
   1,410,000   Tarrant County, Texas College District General
               Obligation Bonds                                                 5.375         2/15/2013         1,575,393
   1,040,000   Tarrant County, Texas Housing Finance Corporation
               Multi-Family Revenue Bonds (Series A)                            6.000          6/1/2031           922,854
   2,000,000   Travis County, Texas Health Facilities Development
               Corporation Revenue Bonds (Ascension Health Credit)
               (Series A) (MBIA Insured)(b)                                     6.250        11/15/2017         2,409,520
     315,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2013           363,088
     350,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2015           398,458
     335,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2017           376,376
   1,650,000   Westlake, Texas General Obligation Bonds                         5.750          5/1/2024         1,703,064
   2,000,000   Westlake, Texas General Obligation Bonds                         5.800          5/1/2032         2,060,920
   3,280,000   Wylie, Texas Independent School District Unrefunded
               General Obligation Bonds (PSF/GTD Insured)                       7.000         8/15/2024         3,966,865
-------------------------------------------------------------------------------------------------------------------------
               Total Texas                                                                                     84,361,786
=========================================================================================================================

Utah (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,605,000   Intermountain Power Agency, Utah Power Supply
               Revenue Bonds (Series A) (AMBAC/TCRS Insured)(b)                 5.500          7/1/2020         1,645,542
     440,000   Intermountain Power Agency, Utah Power Supply
               Revenue Bonds (Series B)(b)                                      5.250          7/1/2017           451,079
     585,000   Intermountain Power Agency, Utah Power Supply
               Revenue Bonds (Series B) (MBIA/IBC Insured)(b)                   5.000          7/1/2016           586,340
-------------------------------------------------------------------------------------------------------------------------
               Total Utah                                                                                       2,682,961
=========================================================================================================================

Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Fairfax County, Virginia Industrial Development
               Authority Revenue Bonds (Inova Health Systems Project)           5.250         8/15/2019         2,662,850
   1,355,000   Riverside, Virginia Regional Jail Authority Jail
               Facilities Revenue Bonds (MBIA Insured)(b)                       5.875          7/1/2014         1,484,606
   1,130,000   Riverside, Virginia Regional Jail Authority Jail
               Facilities Unrefunded Revenue Bonds (MBIA Insured)(b)            5.875          7/1/2014         1,238,084
-------------------------------------------------------------------------------------------------------------------------
               Total Virginia                                                                                   5,385,540
=========================================================================================================================

Washington (4.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,060,000   Clark and Skamania Counties, Washington School
               District #112-6 Washougal General Obligation Bonds
               (FGIC Insured)(b)                                                6.000         12/1/2019         2,448,228
   1,000,000   Energy Northwest, Washington Electric Revenue Bonds
               (Columbia Generating) (Series A) (MBIA Insured)                  5.750          7/1/2018         1,114,040
   1,000,000   Grant County, Washington Public Utilities
               District #2 Priest Rapids Hydro Electric Revenue Bonds
               (Series A) (MBIA Insured)                                        5.250          1/1/2017         1,066,800
   5,000,000   King County, Washington Sewer Revenue Bonds
               (Series B) (FSA Insured)                                         5.500          1/1/2013         5,592,250
   2,000,000   Washington State General Obligation Bonds
               (Motor Vehicle Fuel Tax)                                         5.000          9/1/2007         2,207,020
   5,000,000   Washington State General Obligation Bonds (Series A)             6.750          2/1/2015         6,116,400
   1,700,000   Washington State Health Care Facilities Authority
               Revenue Bonds (Kadlec Medical Center)                            6.000         12/1/2030         1,844,381
   2,000,000   Washington State Health Care Facilities Authority
               Revenue Bonds (Swedish Health Services)
               (AMBAC Insured)                                                  5.125        11/15/2018         2,118,240
   2,975,000   Washington State Housing Finance Commission
               Multi-Family Mortgage Revenue Bonds (Pooled Loan
               Program) (Subject to 'AMT')                                      6.300          1/1/2021         3,200,386
   1,000,000   Washington State Housing Finance Commission
               Nonprofit Housing Revenue Bonds (Crista Ministries
               Projects) (Series A)                                             5.350          7/1/2014         1,023,070
-------------------------------------------------------------------------------------------------------------------------
               Total Washington                                                                                26,730,815
=========================================================================================================================

Wisconsin (1.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,105,000   Monroe, Wisconsin School District General
               Obligation Bonds (AMBAC Insured)(b)                              6.875          4/1/2014         1,358,599
   1,500,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Aurora Health Care)
               (Series B)                                                       5.500         2/15/2015         1,498,470
   1,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Eagle River Memorial
               Hospital, Inc. Project)                                          5.750         8/15/2020         1,108,500
   1,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Franciscan Sisters Christian)
               (Series A)                                                       5.500         2/15/2018         1,003,200
   2,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Marshfield Clinic) (Series B)           6.000         2/15/2025         2,003,840
   2,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Watertown Memorial
               Hospital, Inc.)                                                  5.500         8/15/2029         2,054,800
-------------------------------------------------------------------------------------------------------------------------
               Total Wisconsin                                                                                  9,027,409
=========================================================================================================================

Wyoming (1.0%)
-------------------------------------------------------------------------------------------------------------------------
   5,825,000   Wyoming State Farm Loan Board Capital Facilities
               Revenue Bonds                                                    5.750         10/1/2020         6,695,955
-------------------------------------------------------------------------------------------------------------------------
               Total Wyoming                                                                                    6,695,955
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $593,706,360)                                               635,496,609
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (4.4%)(f)                         Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $405,000   Berkeley County, South Carolina Pollution Control
               Revenue Bonds (Amoco Chemical Company Project)                   1.150%        11/3/2003          $405,000
   1,200,000   Boston Massachusetts Water and Sewer Community
               Revenue Bond (Series A) (LOC-State Street)                       1.000         11/6/2003         1,200,000
   2,195,000   Hammond, Indiana Pollution Control Revenue Bonds
               (Amoco Oil Company Project)                                      1.150         11/3/2003         2,195,000
   2,185,000   Harris County, Texas Health Facilities Development
               Authority Revenue Bonds (Texas Childrens Hospital)               1.150         11/3/2003         2,185,000
   1,385,000   Hurley, New Mexico Pollution Control Revenue Bonds
               (Kennecott Santa Fe Project-BP PLC)                              1.150         11/3/2003         1,385,000
   1,100,000   Illinois Development Finance Authority Revenue Bond
               (Amoco Project)                                                  1.150         11/3/2003         1,100,000
   9,800,000   Indiana State Educational Facilities Authority
               Revenue Bonds (University of Notre Dame)                         0.950         11/6/2003         9,800,000
   1,930,000   Michigan State Strategic Fund Pollution Control
               Revenue Bonds (Consumers Power Project)
               (AMBAC Insured)                                                  1.150         11/3/2003         1,930,000
   3,400,000   Port Authority of New York and New Jersey
               Special Obligation Revenue Bonds (Versatile
               Structure) (LOC-Bayerische Landesbank)
               (MBIA Insured) (Series B-1)                                      1.150         11/3/2003         3,400,000
   1,390,000   St. Lucie County, Florida Pollution Control Revenue
               Bond Florida Power and Light Project                             1.180         11/3/2003         1,390,000
     465,000   Salt Lake, Utah County Pollution Control Revenue
               Bonds (Service Station Holding Project-BP plc)                   1.150         11/3/2003           465,000
     400,000   Southwest Higher Education Authority Revenue
               Bonds (Southern Methodist University)                            1.150         11/3/2003           400,000
   3,740,000   Valdez, Alaska Marine Term Revenue Bond
               (BP Pipeline, Inc.)                                              1.150         11/3/2003         3,740,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                29,595,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $623,301,360)                                                         $665,091,609
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

(c) Denotes investments issued on a when-issued basis.

(d) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(e) At October 31, 2003, all or a portion of the denoted
    securities, valued at $11,846,135, were pledged as
    the initial margin deposit or earmarked as collateral
    to cover open financial futures contracts as follows:

                                                                                               Notional
                      Number of        Expiration                              Market         Principal        Unrealized
Type                  Contracts              Date          Position             Value            Amount              Gain
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury
Bond Futures                100     December 2003             Short       $11,229,688       $11,214,666           $15,022

(f) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(g) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Bond Fund
Schedule of Investments as of October 31, 2003(a) (unaudited)

   Principal
      Amount   Long-Term Fixed Income (82.6%)                           Interest Rate      Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (6.7%)
-------------------------------------------------------------------------------------------------------------------------
  $2,000,000   Capital Auto Receivables Asset Trust(c)                          1.140%       11/15/2003        $1,999,108
  12,500,000   Chase Credit Card Master Trust(b,c)                              1.250        11/15/2003        12,534,088
   4,500,000   Citibank Credit Card Issuance Trust(b,c)                         1.259         11/7/2003         4,508,469
   1,722,711   EQCC Home Equity Loan Trust                                      6.930         2/15/2029         1,747,383
   3,750,000   Federal Home Loan Mortgage Corporation                           3.158        12/27/2029         3,792,206
  11,000,000   GMAC Mortgage Corporation Loan Trust(b,c)                        1.250        11/25/2003        11,002,321
   3,133,174   Green Tree Financial Corporation                                 7.650        10/15/2027         3,319,567
     837,370   Green Tree Home Improvement Loan Trust                           8.100         9/15/2027           839,524
   4,000,000   Toyota Auto Receivables Owner Trust(c)                           1.140        11/15/2003         3,997,712
      46,896   Vanderbilt Mortgage Finance Corporation                          8.045          7/7/2012            46,884
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   43,787,262
=========================================================================================================================

Basic Materials (2.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Codelco, Inc.                                                    5.500        10/15/2013         3,013,575
   3,500,000   Noranda, Inc.                                                    6.000        10/15/2015         3,544,222
   1,000,000   Norske Skogindustrier ASA                                        6.125        10/15/2015         1,003,653
   2,445,000   Phelps Dodge Corporation                                         8.750          6/1/2011         2,913,993
   1,300,000   Weyerhaeuser Company                                             6.125         3/15/2007         1,405,832
   2,000,000   Weyerhaeuser Company                                             5.250        12/15/2009         2,062,578
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           13,943,853
=========================================================================================================================

Capital Goods (2.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Boeing Capital Corporation                                       6.100          3/1/2011         2,660,402
   3,000,000   Bombardier Capital, Inc.(b)                                      6.125         6/29/2006         3,180,000
   1,750,000   Bombardier, Inc.                                                 6.750          5/1/2012         1,859,375
   3,400,000   Raytheon Company                                                 6.000        12/15/2010         3,601,032
   1,900,000   Sealed Air Corporation                                           5.375         4/15/2008         1,974,771
   2,200,000   Waste Management, Inc.                                           7.125         10/1/2007         2,467,593
   1,750,000   Waste Management, Inc.                                           6.875         5/15/2009         1,964,168
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             17,707,341
=========================================================================================================================

Commercial Mortgage-Backed Securities (7.2%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Banc of America Commercial Mortgage, Inc.(b)                     6.085         6/11/2035         5,456,795
   3,000,000   Banc of America Commercial Mortgage, Inc.(b)                     5.118         7/11/2043         3,081,066
   1,509,944   CAM Commercial Mortgage Corporation                              4.834        11/14/2036         1,572,389
   4,000,000   First Union National Bank Commercial Mortgage
               Trust Pass-Through Certificates(b)                               7.390        12/15/2031         4,626,160
   3,642,447   First Union-Lehman Brothers-Bank of America
               Commercial Mortgage Trust                                        6.280        11/18/2035         3,836,874
   6,000,000   GMAC Commercial Mortgage Securities, Inc.(b)                     6.175         5/15/2033         6,614,064
   2,600,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027         2,570,443
   8,000,000   LB-UBS Commercial Mortgage Trust                                 3.086         5/15/2027         7,789,544
   5,500,000   Morgan Stanley Capital I, Inc.                                   6.210        11/15/2031         6,052,915
   5,000,000   Nationslink Funding Corporation                                  6.476         8/20/2030         5,556,615
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     47,156,865
=========================================================================================================================

Communications Services (5.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   AT&T Wireless Services, Inc.(b)                                  7.500          5/1/2007         3,365,007
   1,300,000   AT&T Wireless Services, Inc.(b)                                  7.875          3/1/2011         1,485,487
   1,000,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012         1,159,874
   2,000,000   CenturyTel, Inc.(b)                                              8.375        10/15/2010         2,420,788
   2,000,000   Citizens Communications Company(b)                               7.625         8/15/2008         2,295,704
   2,250,000   Clear Channel Communications, Inc.(b)                            4.400         5/15/2011         2,163,272
   2,000,000   Comcast Corporation(b)                                           5.500         3/15/2011         2,064,424
   4,000,000   Continental Cablevision, Inc.(b)                                 8.875         9/15/2005         4,443,008
   2,000,000   Deutsche Telekom International Finance BV(b)                     5.250         7/22/2013         1,987,672
   2,000,000   GTE North, Inc.(b)                                               6.375         2/15/2010         2,180,448
   1,000,000   Intelsat, Ltd.                                                   5.250         11/1/2008         1,010,470
   2,500,000   Sprint Capital Corporation                                       7.625         1/30/2011         2,750,538
   1,500,000   Sprint Capital Corporation                                       6.900          5/1/2019         1,486,632
   1,750,000   TELUS Corporation                                                7.500          6/1/2007         1,943,503
   2,150,000   TELUS Corporation                                                8.000          6/1/2011         2,471,788
   3,250,000   Verizon Global Funding Corporation                               7.250         12/1/2010         3,711,705
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   36,940,320
=========================================================================================================================

Consumer Cyclical (5.5%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   American Honda Finance Corporation(b,c)                          1.330        11/17/2003         4,004,888
   2,750,000   AOL Time Warner, Inc.(b)                                         6.750         4/15/2011         3,038,618
   2,725,000   Cendant Corporation(b)                                           6.875         8/15/2006         2,994,462
   3,000,000   Centex Corporation(b)                                            5.800         9/15/2009         3,186,069
   1,000,000   Daimler Chrysler North American Holdings
               Corporation(d)                                                   6.500        11/15/2013         1,009,490
   2,500,000   Delphi Auto Systems Corporation(b)                               6.500          5/1/2009         2,642,455
   2,000,000   Ford Motor Credit Company(b)                                     7.600          8/1/2005         2,120,556
   2,500,000   Ford Motor Credit Company(b)                                     7.375        10/28/2009         2,585,920
   3,000,000   General Motors Acceptance Corporation                            6.125          2/1/2007         3,150,243
   1,000,000   General Motors Acceptance Corporation                            6.875         9/15/2011         1,031,603
   1,750,000   Liberty Media Corporation                                        7.875         7/15/2009         1,977,610
   2,000,000   Liberty Media Corporation                                        5.700         5/15/2013         1,955,334
   2,000,000   Pulte Homes, Inc.                                                8.125          3/1/2011         2,344,382
   1,000,000   Pulte Homes, Inc.                                                6.375         5/15/2033           955,927
   2,500,000   Time Warner Entertainment Company, LP                            8.375         3/15/2023         3,041,732
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         36,039,289
=========================================================================================================================

Consumer Non-Cyclical (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012         4,030,940
   2,750,000   Kraft Foods, Inc.                                                4.625         11/1/2006         2,866,300
   2,100,000   Kroger Company                                                   7.250          6/1/2009         2,391,663
   3,400,000   Safeway, Inc.                                                    4.125         11/1/2008         3,388,447
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     12,677,350
=========================================================================================================================

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Halliburton Company(b)                                           5.500        10/15/2010         3,032,295
   1,750,000   Ocean Energy, Inc.                                               4.375         10/1/2007         1,800,444
   2,250,000   Pemex Project Funding Master Trust(e)                            8.000        11/15/2011         2,486,250
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     7,318,989
=========================================================================================================================

Financials (15.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   Abbey National Capital Trust I(b)                                8.963        12/29/2049         2,984,416
   3,000,000   Associates Manufactured Housing Contract
               Pass-Through Certificates(b)                                     7.900         3/15/2027         3,072,303
   2,000,000   BNP Paribas Capital Trust(b)                                     9.003        12/29/2049         2,482,548
   2,000,000   Capital One Financial Corporation(b)                             7.250          5/1/2006         2,145,684
   3,250,000   Capital One Financial Corporation(b)                             8.750          2/1/2007         3,638,843
   2,800,000   Countrywide Home Loans, Inc.(b)                                  5.625         7/15/2009         2,988,955
   2,000,000   Credit Suisse First Boston USA, Inc.(b)                          5.500         8/15/2013         2,049,162
   2,000,000   EOP Operating, LP(b)                                             6.800         1/15/2009         2,234,498
   2,500,000   Goldman Sachs Group, Inc.                                        5.250        10/15/2013         2,504,725
   1,000,000   Household Finance Corporation(b)                                 5.875          2/1/2009         1,081,421
   2,000,000   HRPT Properties Trust                                            5.750         2/15/2014         2,002,800
   2,000,000   HSBC Capital Funding, LP                                         9.547        12/31/2049         2,533,458
   2,500,000   ING Capital Funding Trust III(b)                                 8.439        12/29/2049         3,113,320
   2,500,000   International Lease Finance Corporation                          5.625          6/1/2007         2,689,592
  13,650,000   Lehman Brothers, Inc.                                            6.539         8/15/2008        14,784,588
   2,500,000   Liberty Property, LP                                             7.250         3/15/2011         2,823,938
   1,600,000   Mack-Cali Realty Corporation                                     7.250         3/15/2009         1,817,200
   1,250,000   Mack-Cali Realty Corporation                                     7.750         2/15/2011         1,446,125
   6,000,000   MBIA Global Funding, LLC(c)                                      1.250          1/8/2004         5,999,034
   1,400,000   MBNA Corporation                                                 4.625         9/15/2008         1,454,370
   6,520,000   Merrill Lynch & Company, Inc.(c)                                 1.430        11/21/2003         6,531,801
   1,750,000   Montpelier Reinsurance Holdings, Ltd.                            6.125         8/15/2013         1,767,829
   7,221,000   Morgan Stanley and Company                                       5.878          3/1/2007         7,748,566
   2,759,000   Morgan Stanley and Company                                       7.252         9/15/2011         3,131,658
   2,000,000   Morgan Stanley Dean Witter & Company                             4.250         5/15/2010         1,970,358
   4,000,000   Regency Centers, LP                                              7.125         7/15/2005         4,311,304
   2,500,000   Royal Bank of Scotland Group plc                                 9.118         3/31/2049         3,112,098
   2,250,000   Simon Property Group, LP                                         6.375        11/15/2007         2,465,500
   3,000,000   Union Planters Corporation                                       7.750          3/1/2011         3,505,251
   1,500,000   Vornado Realty Trust                                             5.625         6/15/2007         1,584,318
   1,500,000   Washington Mutual Bank                                           5.500         1/15/2013         1,535,506
   2,500,000   Westpac Capital Trust III                                        5.819        12/29/2049         2,569,725
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               104,080,894
=========================================================================================================================

Foreign (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Corporacion Andina de Fomento(b)                                 6.875         3/15/2012         2,750,562
   2,500,000   Mexico Government International                                  7.500         1/14/2012         2,793,750
   2,250,000   Petroleos Mexicanos                                              9.375         12/2/2008         2,655,000
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    8,199,312
=========================================================================================================================

Mortgage-Backed Securities (19.9%)
-------------------------------------------------------------------------------------------------------------------------
  32,750,000   Federal National Mortgage Association
               15-Yr. Conventional(d)                                           5.500         11/1/2018        33,712,031
  94,250,000   Federal National Mortgage Association
               30-Yr. Conventional(d)                                           6.000         11/1/2033        96,753,468
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                               130,465,499
=========================================================================================================================

Municipal Bonds (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,900,811   Educational Enhancement Funding Corporation                      6.720          6/1/2025         1,801,722
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            1,801,722
=========================================================================================================================

Other (0.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Textron, Inc.                                                    4.500          8/1/2010           993,863
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                        993,863
=========================================================================================================================

Transportation (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,050,000   Union Pacific Company                                            3.625          6/1/2010           993,548
   2,453,942   United Air Lines, Inc.(f)                                        7.186          4/1/2011         2,103,912
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             3,097,460
=========================================================================================================================

U.S. Government (5.4%)
-------------------------------------------------------------------------------------------------------------------------
  10,000,000   Federal Home Loan Mortgage Corporation(c)                        1.107         12/9/2003         9,998,130
  22,350,000   U.S. Treasury Notes                                              6.000         8/15/2009        25,271,212
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           35,269,342
=========================================================================================================================

Utilities (6.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Alliant Energy Resources, Inc.(b)                                7.375         11/9/2009         3,333,624
   2,000,000   American Electric Power Company, Inc.(b)                         6.125         5/15/2006         2,148,102
   1,500,000   Centerpoint Energy, Inc.(b)                                      7.250          9/1/2010         1,607,404
   3,625,000   Consumers Energy Company(b)                                      4.000         5/15/2010         3,468,632
   1,500,000   FirstEnergy Corporation                                          5.500        11/15/2006         1,576,298
   1,000,000   FirstEnergy Corporation                                          6.450        11/15/2011         1,062,233
   2,250,000   FirstEnergy Corporation                                          7.375        11/15/2031         2,403,605
   2,836,655   FPL Energy Virginia Funding Corporation                          7.520         6/30/2019         3,044,100
   3,500,000   NiSource Finance Corporation                                     3.200         11/1/2006         3,503,920
   2,000,000   NiSource Finance Corporation                                     7.875        11/15/2010         2,366,480
   2,300,000   Northeast Generation Company                                     4.998        10/15/2005         2,346,000
   3,000,000   Oncor Electric Delivery Company                                  7.000          9/1/2022         3,278,148
   2,500,000   Pinnacle West Capital Corporation                                6.400          4/1/2006         2,656,120
   1,500,000   Power Contract Financing, LLC                                    5.200          2/1/2006         1,496,670
   1,500,000   Power Receivables Finance, LLC                                   6.290          1/1/2012         1,520,325
   2,500,000   Texas-New Mexico Power Company                                   6.125          6/1/2008         2,522,388
   1,500,000   TXU Corporation                                                  6.375         6/15/2006         1,590,000
   3,000,000   Xcel Energy, Inc.                                                7.000         12/1/2010         3,370,574
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 43,294,623
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $533,489,695)                                               542,773,984
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (17.4%)                           Interest Rate(g)   Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
 $17,550,000   Aspen Funding Corporation                                        1.050%        11/3/2003       $17,548,976
  10,000,000   Asset Securitization Cooperative Corporation(c)                  1.080         11/3/2003        10,000,000
  10,000,000   Barton Capital Corporation                                       1.040        11/18/2003         9,995,089
  14,905,000   Federal Home Loan Bank                                           1.030        12/17/2003        14,885,383
  10,000,000   Federal Home Loan Mortgage Corporation                           1.000        11/18/2003         9,995,453
   6,750,000   Montauk Funding Corporation                                      1.060         11/7/2003         6,748,808
  19,000,000   Preferred Receivables Funding Corporation                        1.050        11/13/2003        18,992,097
  10,000,000   Sheffield Receivables Corporation                                1.050         11/3/2003         9,999,417
  12,144,171   The AAL Money Market Fund                                        0.528               N/A        12,144,171
   4,000,000   Thunder Bay Funding, Inc.                                        1.050         11/7/2003         3,999,300
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                               114,308,694
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $647,798,389)                                                         $657,082,678
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) Denotes securities purchased on a when-issued basis.

(e) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(f) In bankruptcy.

(g) The interest rate shown reflects the yield, or for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Bond Index Fund
Schedule of Investments as of October 31, 2003(a) (unaudited)

   Principal
      Amount   Long-Term Fixed Income (83.5%)                           Interest Rate       Maturity Date           Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     $74,124   Advanta Mortgage Loan Trust                                      7.750%       10/25/2026           $77,924
     500,000   Chase Credit Card Master Trust(b)                                5.500        11/17/2008           538,259
     101,336   EQCC Home Equity Loan Trust                                      6.930         2/15/2029           102,787
      17,933   Money Store Home Equity Trust                                    6.877         1/15/2029            18,065
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                      737,035
=========================================================================================================================

Basic Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   Dow Chemical Company(b)                                          5.750        11/15/2009           210,894
     100,000   International Paper Company(b)                                   5.850        10/30/2012           103,891
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                              314,785
=========================================================================================================================

Capital Goods (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Boeing Capital Corporation                                       6.100          3/1/2011           106,416
     150,000   General Electric Company(b)                                      5.000          2/1/2013           150,950
      75,000   Northrop Grumman Corporation                                     7.125         2/15/2011            86,182
      75,000   Raytheon Company                                                 5.500        11/15/2012            75,529
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                                419,077
=========================================================================================================================

Commercial Mortgage-Backed Securities (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Banc of America Commercial Mortgage, Inc.(b)                     5.118         7/11/2043           308,107
     100,000   First Union National Bank Commercial Mortgage
               Trust Pass-Through Certificates(b)                               7.390        12/15/2031           115,654
     193,158   Morgan Stanley Capital I, Inc.                                   6.250         3/15/2030           200,132
     100,000   Morgan Stanley Capital I, Inc.                                   6.550         3/15/2030           110,847
     110,000   Morgan Stanley Capital I, Inc.                                   6.210        11/15/2031           121,058
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                        855,798
=========================================================================================================================

Communications Services (2.8%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   AT&T Wireless Services, Inc.(b)                                  7.875          3/1/2011           114,268
     250,000   BellSouth Corporation(b)                                         6.875        10/15/2031           273,502
      75,000   Cox Communications, Inc.(b)                                      3.875         10/1/2008            74,517
     100,000   Deutsche Telekom International Finance BV(b)                     5.250         7/22/2013            99,384
      95,000   GTE North, Inc.(b)                                               7.625         5/15/2026           100,830
     200,000   Sprint Capital Corporation                                       7.625         1/30/2011           220,043
     150,000   Tele-Communications, Inc. (TCI Group)                            7.875          8/1/2013           175,761
     100,000   Telecom Italia Capital Corporation                               5.250        11/15/2013            99,222
     150,000   Verizon Global Funding Corporation                               7.750         12/1/2030           173,623
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,331,150
=========================================================================================================================

Consumer Cyclical (2.2%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   AOL Time Warner, Inc.(b)                                         6.875          5/1/2012           221,439
     100,000   DaimlerChrysler North American Holdings
               Corporation(b)                                                   4.750         1/15/2008            99,918
     150,000   Ford Motor Credit Company(b)                                     6.500         1/25/2007           154,768
     300,000   General Motors Acceptance Corporation(b)                         8.000         11/1/2031           308,520
     100,000   Sears, Roebuck & Company                                         6.250         1/15/2004           100,342
     150,000   Target Corporation                                               6.350         1/15/2011           166,819
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          1,051,806
=========================================================================================================================

Consumer Non-Cyclical (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012           115,170
     100,000   Coca-Cola HBC Finance BV(b)                                      5.125         9/17/2013           100,032
     200,000   ConAgra Foods, Inc.(b)                                           6.000         9/15/2006           217,386
     150,000   General Mills, Inc.(b)                                           6.000         2/15/2012           160,367
     100,000   Merck & Company, Inc.                                            5.950         12/1/2028           103,581
      75,000   Safeway, Inc.                                                    4.125         11/1/2008            74,745
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                        771,281
=========================================================================================================================

Energy (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   ConocoPhillips(b)                                                4.750        10/15/2012            99,565
     150,000   Pemex Project Funding Master Trust                               9.125        10/13/2010           176,438
     100,000   Union Oil Company of California                                  6.700        10/15/2007           108,633
     200,000   Union Oil Company of California                                  5.050         10/1/2012           201,348
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       585,984
=========================================================================================================================

Financials (8.5%)
-------------------------------------------------------------------------------------------------------------------------
     150,000   Allstate Corporation(b)                                          7.200         12/1/2009           174,360
     225,000   Avalonbay Communities, Inc.(b)                                   6.500         1/15/2005           236,345
     250,000   Bank of America Corporation(b)                                   3.875         1/15/2008           253,594
     200,000   CIT Group, Inc.(b)                                               5.750         9/25/2007           215,347
      50,000   Citigroup, Inc.(b)                                               3.500          2/1/2008            49,962
     150,000   Citigroup, Inc.(b)                                               7.250         10/1/2010           174,509
     100,000   Countrywide Home Loans, Inc.(b)                                  5.625         7/15/2009           106,748
     150,000   First Union National Bank(b)                                     7.800         8/18/2010           179,398
     225,000   Goldman Sachs Group, Inc.(b)                                     6.600         1/15/2012           249,559
     250,000   Honda Auto Receivables Owner Trust(b)                            2.480         7/18/2008           250,306
      75,000   Household Finance Corporation(b)                                 6.375        11/27/2012            81,675
     125,000   International Lease Finance Corporation(b)                       5.875          5/1/2013           130,494
     125,000   Lehman Brothers Holdings, Inc.(b)                                3.500          8/7/2008           123,187
     812,000   Morgan Stanley and Company(b)                                    5.878          3/1/2007           871,325
     248,000   Morgan Stanley and Company                                       7.252         9/15/2011           281,497
     200,000   Morgan Stanley and Company(b)                                    3.625          4/1/2008           199,341
     175,000   PNC Funding Corporation                                          6.875         7/15/2007           196,426
     100,000   Post Apartment Homes, LP                                         8.125         6/15/2005           108,145
     175,000   Wells Fargo Company                                              3.500          4/4/2008           174,776
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,056,994
=========================================================================================================================

Foreign (2.7%)
-------------------------------------------------------------------------------------------------------------------------
     225,000   European Investment Bank(b)                                      3.000         6/16/2008           223,648
     100,000   Inter-American Development Bank(b)                               5.750         2/26/2008           109,758
     150,000   International Bank for Reconstruction
               and Development(b)                                               5.000         3/28/2006           159,356
     200,000   Korea Development Bank(b)                                        7.250         5/15/2006           220,284
     150,000   Mexico Government International                                  7.500         1/14/2012           167,625
     200,000   Province of Quebec                                               7.500         7/15/2023           241,850
     100,000   Republic of Italy(b)                                             6.000         2/22/2011           110,867
      50,000   Republic of Italy(b)                                             4.375         6/15/2013            48,938
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,282,326
=========================================================================================================================

Mortgage-Backed Securities (29.2%)
-------------------------------------------------------------------------------------------------------------------------
     105,889   Federal Home Loan Mortgage Corporation
               30-Yr. Gold Conventional                                         8.500          7/1/2021           115,979
   1,000,000   Federal Home Loan Mortgage Corporation
               30-Yr. Gold Conventional(c)                                      6.000         11/1/2033         1,026,250
      24,568   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         9.000          4/1/2010            27,017
      31,310   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.000          3/1/2014            32,623
     148,512   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.500          1/1/2015           158,122
     151,190   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500          7/1/2016           158,650
     101,223   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500         10/1/2016           106,217
     178,798   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          5/1/2027           194,127
     250,858   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500          1/1/2028           268,357
      10,867   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000         10/1/2029            11,708
      22,984   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          2/1/2030            24,763
     422,822   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.000          8/1/2032           444,799
   1,066,652   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         6.000         11/1/2032         1,094,917
      15,465   Federal National Mortgage Association
               5-Yr. Conventional                                               7.500          8/1/2006            16,508
   1,300,000   Federal National Mortgage Association
               15-Yr. Conventional(c)                                           4.500         11/1/2018         1,298,375
   1,750,000   Federal National Mortgage Association
               15-Yr. Conventional(c)                                           5.000         11/1/2018         1,777,344
     702,869   Federal National Mortgage Association
               15-Yr. Pass Through                                              5.500         12/1/2017           723,963
   3,400,000   Federal National Mortgage Association
               30-Yr. Conventional(c)                                           5.500         11/1/2033         3,430,811
     395,252   Federal National Mortgage Association
               30-Yr. Pass Through                                              6.500          8/1/2032           410,632
     221,804   Federal National Mortgage Association
               30-Yr. Pass Through                                              6.000         10/1/2032           227,758
     383,880   Federal National Mortgage Association
               30-Yr. Pass Through                                              6.500         12/1/2032           398,818
      24,560   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000          4/1/2011            25,623
      56,303   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000          1/1/2014            58,700
      55,396   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000          1/1/2014            57,754
      24,082   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 5.500          4/1/2014            24,920
      81,888   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000         11/1/2014            85,374
      94,146   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000          9/1/2016            97,934
      37,451   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          6/1/2008            38,553
      61,579   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000         12/1/2028            63,363
     102,175   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          4/1/2031           104,905
      28,593   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          4/1/2031            29,357
      52,117   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          5/1/2031            53,509
     255,045   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.500          7/1/2032           264,969
      24,480   Government National Mortgage Association
               30-Yr. Pass Through                                              8.500         1/15/2017            26,999
      24,291   Government National Mortgage Association
               30-Yr. Pass Through                                              8.000         1/15/2025            26,348
      37,194   Government National Mortgage Association
               30-Yr. Pass Through                                              8.000         7/15/2026            40,303
      12,677   Government National Mortgage Association
               30-Yr. Pass Through                                              8.000        10/15/2028            13,698
      90,324   Government National Mortgage Association
               30-Yr. Pass Through                                              7.000         1/15/2029            95,788
      36,935   Government National Mortgage Association
               30-Yr. Pass Through                                              8.000        12/15/2029            39,875
      13,107   Government National Mortgage Association
               30-Yr. Pass Through                                              8.500        12/15/2029            14,209
      13,235   Government National Mortgage Association
               30-Yr. Pass Through                                              8.000         5/15/2030            14,287
       9,149   Government National Mortgage Association
               30-Yr. Pass Through                                              8.000         7/15/2030             9,876
      30,313   Government National Mortgage Association
               30-Yr. Pass Through                                              7.000         3/15/2031            32,131
     106,262   Government National Mortgage Association
               30-Yr. Pass Through                                              6.000         6/15/2031           109,812
     143,899   Government National Mortgage Association
               30-Yr. Pass Through                                              6.500         7/15/2031           150,762
      97,888   Government National Mortgage Association
               30-Yr. Pass Through                                              7.000         9/15/2031           103,756
     380,623   Government National Mortgage Association
               30-Yr. Pass Through                                              6.500         7/15/2032           398,543
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                13,929,086
=========================================================================================================================

Transportation (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      75,000   CSX Corporation(b)                                               5.500          8/1/2013            76,581
     122,697   United Air Lines, Inc.                                           7.186          4/1/2011           105,196
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                               181,777
=========================================================================================================================

U.S. Government (28.2%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Federal Farm Credit Bank                                         5.720         4/13/2005           316,752
     160,000   Federal Home Loan Bank                                           6.900          2/7/2007           180,407
     200,000   Federal Home Loan Bank                                           5.625         2/15/2008           217,816
     200,000   Federal Home Loan Bank                                           7.375         2/13/2015           242,755
     100,000   Federal Home Loan Bank                                           6.640        12/13/2016           116,379
     850,000   Federal Home Loan Mortgage Corporation                           2.875         9/15/2005           862,685
     400,000   Federal Home Loan Mortgage Corporation                           6.000         6/15/2011           441,205
     500,000   Federal National Mortgage Association                            6.500         8/15/2004           520,286
     100,000   Federal National Mortgage Association                            5.800         2/22/2006           108,068
     150,000   Federal National Mortgage Association                            5.500          5/2/2006           160,482
     150,000   Federal National Mortgage Association                            6.660          3/5/2007           168,751
     250,000   Federal National Mortgage Association                            3.250         1/15/2008           249,612
     150,000   Federal National Mortgage Association                            5.250         1/15/2009           160,872
     250,000   Federal National Mortgage Association                            6.250          2/1/2011           273,439
     100,000   Federal National Mortgage Association                            6.210          8/6/2038           107,349
     200,000   Tennessee Valley Authority                                       6.150         1/15/2038           215,525
     150,000   U.S. Treasury Bonds                                             13.250         5/15/2014           224,344
     100,000   U.S. Treasury Bonds                                              7.500        11/15/2016           126,473
     200,000   U.S. Treasury Bonds                                              8.750         5/15/2017           278,617
     300,000   U.S. Treasury Bonds                                              8.125         8/15/2019           402,586
     100,000   U.S. Treasury Bonds                                              7.875         2/15/2021           132,047
     100,000   U.S. Treasury Bonds                                              8.125         8/15/2021           135,281
     600,000   U.S. Treasury Bonds                                              6.250         8/15/2023           677,156
      50,000   U.S. Treasury Bonds                                              6.750         8/15/2026            60,004
     100,000   U.S. Treasury Bonds                                              6.500        11/15/2026           116,656
     100,000   U.S. Treasury Bonds                                              6.625         2/15/2027           118,457
     600,000   U.S. Treasury Bonds                                              6.125        11/15/2027           670,711
     375,000   U.S. Treasury Bonds                                              5.250        11/15/2028           374,268
     300,000   U.S. Treasury Notes                                              5.625         2/15/2006           324,457
   1,000,000   U.S. Treasury Notes                                              2.000         5/15/2006           997,578
     200,000   U.S. Treasury Notes                                              4.625         5/15/2006           212,258
     100,000   U.S. Treasury Notes                                              6.500        10/15/2006           111,727
     650,000   U.S. Treasury Notes                                              3.500        11/15/2006           670,871
   1,950,000   U.S. Treasury Notes                                              4.375         5/15/2007         2,063,191
     900,000   U.S. Treasury Notes                                              5.500         5/15/2009           997,172
     200,000   U.S. Treasury Notes                                             10.375        11/15/2009           218,414
     200,000   U.S. Treasury Notes                                              4.000        11/15/2012           196,977
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           13,451,628
=========================================================================================================================

Utilities (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      75,000   Duke Capital Corporation(b)                                      7.500         10/1/2009            84,619
     100,000   Enserch Corporation(b)                                           6.564          7/1/2005           103,342
      75,000   FirstEnergy Corporation(b)                                       6.450        11/15/2011            79,667
     150,000   Niagara Mohawk Power Corporation                                 7.750         10/1/2008           173,759
     200,000   Oncor Electric Delivery Company                                  6.375         1/15/2015           215,505
     200,000   Public Service Company of Colorado                               7.875         10/1/2012           241,643
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    898,535
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $39,019,179)                                                 39,867,262
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (16.5%)                           Interest Rate(d)    Maturity Date           Value
-------------------------------------------------------------------------------------------------------------------------
  $5,950,000   Federal Agricultural Mortgage Corporation                        0.950%        11/3/2003        $5,949,686
   1,949,475   The AAL Money Market Fund                                        0.528               N/A         1,949,475
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 7,899,161
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $46,918,340)                                                           $47,766,423
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

(c) Denotes investments purchased on a when-issued basis.

(d) The interest rate shown reflects the yield, or for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Money Market Fund
Schedule of Investments as of October 31, 2003(a) (unaudited)

   Principal
      Amount   Certificates of Deposit (6.8%)                          Interest Rate(b)    Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------

Banking -- Foreign
 $10,000,000   Deutsche Bank NY                                                 1.400%         9/3/2004       $10,000,000
   8,500,000   Royal Bank of Scotland                                           1.480        11/19/2004         8,499,110
  10,000,000   Svenska Handelsbanke                                             1.065        11/28/2003        10,000,034
-------------------------------------------------------------------------------------------------------------------------
               Total Certificates of Deposit                                                                   28,499,144
=========================================================================================================================

   Shares or
   Principal
      Amount   Commercial Paper (88.8%)                                Interest Rate(c)     Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (21.3%)
-------------------------------------------------------------------------------------------------------------------------
  $3,580,000   Amsterdam Funding Corporation                                    1.060%       11/18/2003        $3,578,208
  10,000,000   Barton Capital Corporation                                       1.060        11/12/2003         9,996,761
   8,400,000   Barton Capital Corporation                                       1.060         12/3/2003         8,392,085
   6,400,000   CAFCO, LLC                                                       1.070         11/3/2003         6,399,619
  11,000,000   Corporate Receivables Corporation Funding, LLC                   1.060        11/17/2003        10,994,818
   8,500,000   CXC, LLC                                                         1.050         12/4/2003         8,491,819
   4,031,000   Edison Asset Securitization, LLC                                 1.100        11/14/2003         4,029,399
  10,000,000   Montauk Funding Corporation                                      1.090         11/6/2003         9,998,486
   7,030,000   Old Line Funding Corporation                                     1.050         11/3/2003         7,029,590
  10,000,000   Tulip Funding Corporation                                        1.080         11/4/2003         9,999,100
   1,887,000   Tulip Funding Corporation                                        1.070        11/28/2003         1,885,738
   8,500,000   Windmill Funding Corporation                                     1.060        12/30/2003         8,485,234
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   89,280,857
=========================================================================================================================

Banking -- Domestic (10.8%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Citigroup, Inc.                                                  1.060        11/20/2003         4,997,203
   9,860,000   Citigroup, Inc.                                                  1.050        12/10/2003         9,848,784
   1,601,000   River Fuel Trust No. 1                                           1.070        11/12/2003         1,600,477
   6,698,000   River Fuel Trust No. 1                                           1.100         1/30/2004         6,679,785
   9,000,000   Toronto Dominion Holdings                                        1.035         11/4/2003         8,999,224
   4,000,000   Toronto Dominion Holdings                                        1.040        11/25/2003         3,997,227
   8,950,000   Ventures Business Trust                                          1.040         11/3/2003         8,949,483
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Domestic                                                                       45,072,183
=========================================================================================================================

Banking -- Foreign (9.2%)
-------------------------------------------------------------------------------------------------------------------------
   9,650,000   Royal Bank of Scotland plc                                       1.060        12/15/2003         9,637,535
   9,000,000   Stadshypotek Delaware, Inc.                                      1.060        11/21/2003         8,994,700
  10,000,000   Westdeutsche Landesbank                                          1.045         12/9/2003         9,988,970
  10,000,000   Westdeutsche Landesbank                                          1.050        12/29/2003         9,983,083
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Foreign                                                                        38,604,288
=========================================================================================================================

Chemicals (4.1%)
-------------------------------------------------------------------------------------------------------------------------
  10,000,000   Henkel Corporation                                               1.040        12/15/2003         9,987,289
   7,310,000   Henkel Corporation                                               1.040        12/16/2003         7,300,497
-------------------------------------------------------------------------------------------------------------------------
               Total Chemicals                                                                                 17,287,786
=========================================================================================================================

Drugs & Health Care (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Alcon Capital Corporation                                        1.040        11/10/2003         4,998,700
-------------------------------------------------------------------------------------------------------------------------
               Total Drugs & Health Care                                                                        4,998,700
=========================================================================================================================

Education (2.4%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Northwestern University                                          1.010        11/18/2003         4,994,000
   5,000,000   Northwestern University                                          1.100        11/25/2003         4,996,334
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                  9,990,334
=========================================================================================================================

Finance (13.7%)
-------------------------------------------------------------------------------------------------------------------------
  10,000,000   American General Finance Corporation                             1.030        11/20/2003         9,994,564
  10,000,000   American General Finance Corporation                             1.040        11/24/2003         9,993,356
   9,200,000   American Honda Finance Corporation                               1.060        11/13/2003         9,196,749
  10,000,000   General Electric Capital Corporation                             1.050         12/2/2003         9,990,958
  10,000,000   General Electric Capital Corporation                             1.050        12/11/2003         9,988,333
   2,354,648   SSgA Money Market Fund                                           0.071               N/A         2,354,648
   5,825,000   Toyota Motor Credit Corporation                                  1.010        11/25/2003         5,821,077
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   57,339,685
=========================================================================================================================

Insurance (5.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   American Family Financial Services, Inc.                         1.030         11/5/2003         2,499,714
   3,200,000   American Family Financial Services, Inc.                         1.100         12/5/2003         3,196,676
   4,856,000   American Family Financial Services, Inc.                         1.120          2/6/2004         4,841,346
  10,500,000   Swiss Reinsurance Company                                        1.100         2/17/2004        10,465,350
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 21,003,086
=========================================================================================================================

Investment Banking & Brokerage (1.7%)
-------------------------------------------------------------------------------------------------------------------------
   7,250,000   Goldman Sachs Group, Inc.                                        0.920        11/13/2003         7,247,777
-------------------------------------------------------------------------------------------------------------------------
               Total Investment Banking & Brokerage                                                             7,247,777
=========================================================================================================================

Media (2.4%)
-------------------------------------------------------------------------------------------------------------------------
  10,000,000   Gannett Company                                                  1.020        11/14/2003         9,996,317
-------------------------------------------------------------------------------------------------------------------------
               Total Media                                                                                      9,996,317
=========================================================================================================================

Oil & Gas (7.2%)
-------------------------------------------------------------------------------------------------------------------------
  17,460,000   Northern Illinois Gas Company                                    1.120          3/2/2004        17,393,073
  10,500,000   Shell Finance (UK) plc                                           1.030         12/5/2003        10,489,786
   2,000,000   Shell Finance (UK) plc                                           1.040         12/9/2003         1,997,804
-------------------------------------------------------------------------------------------------------------------------
               Total Oil & Gas                                                                                 29,880,663
=========================================================================================================================

U.S. Government (9.8%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Federal Home Loan Mortgage Corporation                           1.049        12/12/2003         4,994,135
  11,000,000   Federal Home Loan Mortgage Corporation                           1.074        12/18/2003        10,984,776
   7,650,000   Federal Home Loan Mortgage Corporation                           1.057        12/22/2003         7,638,729
  10,000,000   Federal National Mortgage Association                            1.039        12/10/2003         9,988,950
   7,503,000   Federal National Mortgage Association                            1.251          8/6/2004         7,432,059
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           41,038,649
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         371,740,325
=========================================================================================================================

   Principal
      Amount   Variable Rate Notes (4.4%)                                       Yield     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $8,500,000   American Honda Finance Corporation(c)                            1.370%        1/22/2004        $8,504,644
  10,000,000   Wells Fargo Bank(c)                                              1.060         12/1/2003         9,999,454
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                       18,504,098
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (at amortized cost)                                                         $418,743,567
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the yield, or for
    securities purchased at a discount, the discount rate
    at the date of purchase.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Mutual Funds
Statement of Assets and Liabilities

                                                                  AAL            AAL            AAL            AAL
                                                           Technology     Aggressive      Small Cap      Small Cap
As of October 31, 2003 (unaudited)                         Stock Fund    Growth Fund     Stock Fund  Index Fund II
------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $50,252,048    $36,691,648   $315,029,206    $27,268,170
                                                       -------------- -------------- -------------- --------------
Investments at value                                       47,534,320     43,199,681    380,544,832     31,409,679
                                                       -------------- -------------- -------------- --------------
Cash                                                               --             --         13,533             --
Initial margin deposit on open future contracts                    --             --             --         64,800
Dividends and interest receivable                              26,586         32,633         97,541         14,229
Receivable for investments sold                                    --        340,967      5,470,185        326,383
Receivable for trust shares sold                               78,653         36,839        146,963         58,086
Receivable for forward contracts                                   --             --             --             --
Receivable for variation margin                                    --             --             --             --
Receivable from affiliate                                      51,095             --             --             --
                                                       -------------- -------------- -------------- --------------
Total Assets                                               47,690,654     43,610,120    386,273,054     31,873,177
                                                       -------------- -------------- -------------- --------------

Liabilities
Cash overdraft payable                                             --             --             --             --
Accrued expenses                                               15,207         23,469         92,432          3,178
Payable for investments purchased                             221,875        433,308      6,690,761        143,416
Payable for fund shares redeemed                               13,760         17,239        223,359             --
Payable for forward contracts                                      --             --             --             --
Open options written, at value                                     --           7401             --             --
Payable for variation margin                                       --             --             --          7,425
Payable to affiliate                                               --         46,756        326,140         13,534
                                                       -------------- -------------- -------------- --------------
Total Liabilities                                             250,842        521,512      7,332,692        167,553
                                                       -------------- -------------- -------------- --------------

Net Assets
Trust capital (beneficial interest)                        83,326,730     75,833,156    321,443,200     27,566,247
Accumulated undistributed net investment income/(loss)       (192,223)      (299,678)    (1,412,411)       (46,489)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions             (32,976,967)   (38,952,951)    (6,606,053)         4,080
Net unrealized appreciation/(depreciation) on:
Investments                                                (2,717,728)     6,508,033     65,515,626      4,141,509
Written options contracts                                          --             48             --             --
Futures contracts                                                  --             --             --         40,277
Foreign currency forward contracts                                 --             --             --             --
Foreign currency transactions                                      --             --             --             --
                                                       -------------- -------------- -------------- --------------
Total Net Assets                                          $47,439,812    $43,088,608   $378,940,362    $31,705,624
                                                       -------------- -------------- -------------- --------------

Class A share capital                                     $40,914,307    $36,154,684   $345,051,997    $28,504,943
Shares of beneficial interest outstanding (Class A)        12,411,355      8,317,648     23,119,761      2,499,988
Net asset value per share                                       $3.30          $4.35         $14.92         $11.40
Maximum public offering price                                   $3.49          $4.60         $15.79         $12.06

Class B share capital                                      $3,601,864     $3,644,136    $24,525,102     $3,200,681
Shares of beneficial interest outstanding (Class B)         1,127,012        869,470      1,755,941        288,621
Net asset value per share                                       $3.20          $4.19         $13.97         $11.09

Institutional Class share capital                          $2,923,641     $3,289,788     $9,363,263             --
Shares of beneficial interest outstanding
(Institutional Class)                                         856,187        726,163        602,627             --
Net asset value per share                                       $3.41          $4.53         $15.54             --

The AAL Mutual Funds
Statement of Assets and Liabilities - continued

                                                                  AAL            AAL            AAL
                                                            Small Cap        Mid Cap        Mid Cap
As of October 31, 2003 (unaudited)                         Value Fund     Stock Fund     Index Fund
---------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $39,200,467   $693,330,509    $25,131,756
                                                       -------------- -------------- --------------
Investments at value                                       50,910,711    811,172,823     27,864,075
                                                       -------------- -------------- --------------

Cash                                                               --         16,773             --
Initial margin deposit on open future contracts                    --             --         48,000
Dividends and interest receivable                              24,476        385,042         17,063
Receivable for investments sold                               363,754     11,525,459        134,369
Receivable for trust shares sold                               76,369        195,339         16,726
Receivable for forward contracts                                   --             --             --
Receivable for variation margin                                    --             --          1,900
Receivable from affiliate                                          --             --             --
                                                       -------------- -------------- --------------
Total Assets                                               51,375,310    823,295,436     28,082,133
                                                       -------------- -------------- --------------

Liabilities
Cash overdraft payable                                             --             --             20
Accrued expenses                                                 (432)       163,528          2,668
Payable for investments purchased                             259,788      9,450,928        177,069
Payable for fund shares redeemed                               19,396        372,099             --
Payable for forward contracts                                      --             --             --
Open options written, at value                                     --             --             --
Payable for variation margin                                       --             --             --
Payable to affiliate                                           21,460        653,442          4,764
                                                       -------------- -------------- --------------
Total Liabilities                                             300,212     10,639,997        184,521
                                                       -------------- -------------- --------------

Net Assets
Trust capital (beneficial interest)                        43,033,609    843,380,044     25,485,007
Accumulated undistributed net investment income/(loss)       (129,986)    (1,257,990)       107,520
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions              (3,538,769)  (147,308,929)      (470,684)
Net unrealized appreciation/(depreciation) on:
Investments                                                11,710,244    117,842,314      2,732,319
Written options contracts                                          --             --             --
Futures contracts                                                  --             --         43,450
Foreign currency forward contracts                                 --             --             --
Foreign currency transactions                                      --             --             --
                                                       -------------- -------------- --------------
Total Net Assets                                          $51,075,098   $812,655,439    $27,897,612
                                                       -------------- -------------- --------------

Class A share capital                                     $39,695,279   $760,407,024             --
Shares of beneficial interest outstanding (Class A)         3,258,653     57,929,851             --
Net asset value per share                                      $12.18         $13.13             --
Maximum public offering price                                  $12.89         $13.89             --

Class B share capital                                      $4,391,757    $25,824,707             --
Shares of beneficial interest outstanding (Class B)           366,905      2,136,505             --
Net asset value per share                                      $11.97         $12.09             --

Institutional Class share capital                          $6,988,062    $26,423,708    $27,897,612
Shares of beneficial interest outstanding
(Institutional Class)                                         562,689      1,949,735      2,499,654
Net asset value per share                                      $12.42         $13.55         $11.16

The AAL Mutual Funds
Statement of Assets and Liabilities - continued

                                                                 AAL             AAL            AAL
As of October 31, 2003 (unaudited)                           Mid Cap   International        Capital
                                                       Index Fund II            Fund    Growth Fund
---------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $31,035,916   $150,335,710 $1,946,630,478
                                                       -------------- -------------- --------------
Investments at value                                       36,055,824    159,431,386  2,954,285,825
                                                       -------------- -------------- --------------

Cash                                                               --             --         32,148
Initial margin deposit on open future contracts                28,800             --             --
Dividends and interest receivable                              22,465        320,173      2,805,038
Receivable for investments sold                               173,794      4,482,085             --
Receivable for trust shares sold                               59,357        180,116        832,684
Receivable for forward contracts                                   --      5,435,769             --
Receivable for variation margin                                 1,140             --             --
Receivable from affiliate                                          --             --             --
                                                       -------------- -------------- --------------
Total Assets                                               36,341,380    169,849,529  2,957,955,695
                                                       -------------- -------------- --------------

Liabilities
Cash overdraft payable                                             36             --             --
Accrued expenses                                                7,614         66,874        424,271
Payable for investments purchased                             259,296        952,932             --
Payable for fund shares redeemed                                  519         93,043      1,328,697
Payable for forward contracts                                      --      5,435,742             --
Open options written, at value                                     --             --             --
Payable for variation margin                                       --             --             --
Payable to affiliate                                           17,549        141,479      2,103,946
                                                       -------------- -------------- --------------
Total Liabilities                                             285,014      6,690,070      3,856,914
                                                       -------------- -------------- --------------

Net Assets
Trust capital (beneficial interest)                        33,573,072    233,285,008  2,015,365,104
Accumulated undistributed net investment income/(loss)        (27,042)       593,789      3,607,348
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions              (2,522,588)   (79,840,388)   (72,529,018)
Net unrealized appreciation/(depreciation) on:
Investments                                                 5,019,908      9,095,676  1,007,655,347
Written options contracts                                          --             --             --
Futures contracts                                              13,016             --             --
Foreign currency forward contracts                                 --             27             --
Foreign currency transactions                                      --         25,347             --
                                                       -------------- -------------- --------------
Total Net Assets                                          $36,056,366   $163,159,459 $2,954,098,781
                                                       -------------- -------------- --------------

Class A share capital                                     $31,816,010   $152,737,737 $2,793,059,763
Shares of beneficial interest outstanding (Class A)         2,948,621     18,602,047     99,049,939
Net asset value per share                                      $10.79          $8.21         $28.20
Maximum public offering price                                  $11.42          $8.69         $29.84

Class B share capital                                      $4,240,356     $7,531,673    $80,820,001
Shares of beneficial interest outstanding (Class B)           403,844        946,041      3,021,193
Net asset value per share                                      $10.50          $7.96         $26.75

Institutional Class share capital                                  --     $2,890,049    $80,219,017
Shares of beneficial interest outstanding
(Institutional Class)                                              --        347,681      2,836,964
Net asset value per share                                          --          $8.31         $28.28

/1/ Premium received on written options of $788.

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Assets and Liabilities - continued

                                                           AAL Large       AAL Large    AAL Equity             AAL
                                                              Company        Company         Income       Balanced
As of October 31, 2003 (unaudited)                         Index Fund  Index Fund II           Fund           Fund
------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $26,400,405    $46,285,460   $227,347,105   $427,775,457
                                                       -------------- -------------- -------------- --------------
Investments at value                                       24,858,322     41,241,475    248,034,864    442,777,260
                                                       -------------- -------------- -------------- --------------

Cash                                                               --             --             --         42,586
Initial margin deposit on open future contracts                37,050         57,000             --             --
Dividends and interest receivable                              32,497         53,608        354,961      1,756,261
Receivable for investments sold                                    --             --             --      1,794,973
Receivable for trust shares sold                               55,771         90,750        130,984         86,607
Receivable for variation margin                                   672          1,000             --             --
Receivable from affiliate                                          --        116,835             --             --
                                                       -------------- -------------- -------------- --------------
Total Assets                                               24,984,312     41,560,668    248,520,809    446,457,687
                                                       -------------- -------------- -------------- --------------

Liabilities
Distributions payable                                              --             --             --             --
Accrued expenses                                                5,266          2,172         57,243         43,209
Payable for investments purchased                                  --             --             --     37,839,307
Payable for fund shares redeemed                                   --         37,743        143,902        246,650
Payable for variation margin                                       --             --             --             --
Payable to affiliate                                           23,566          2,548        160,322        270,946
                                                       -------------- -------------- -------------- --------------
Total Liabilities                                              28,832         42,463        361,467     38,400,112
                                                       -------------- -------------- -------------- --------------

Net Assets
Trust capital stock (beneficial interest)                  37,629,238     48,345,339    259,725,772    411,138,052
Accumulated undistributed net investment income/(loss)        467,304        336,775        231,202        232,403
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions             (11,605,436)    (2,129,101)   (32,485,391)   (18,314,683)
Net unrealized appreciation/(depreciation) on:
Investments                                                (1,542,083)    (5,043,985)    20,687,759     15,001,803
Futures contracts                                               6,457          9,177             --             --
                                                       -------------- -------------- -------------- --------------
Total Net Assets                                          $24,955,480    $41,518,205   $248,159,342   $408,057,575
                                                       -------------- -------------- -------------- --------------

Class A share capital                                              --    $37,498,981   $228,191,216   $274,892,927
Shares of beneficial interest outstanding (Class A)                --      5,168,540     19,460,579     24,029,617
Net asset value per share                                          --          $7.26         $11.73         $11.44
Maximum public offering price                                      --          $7.68         $12.41         $12.11

Class B share capital                                              --     $4,019,224     $7,947,880    $19,140,473
Shares of beneficial interest outstanding (Class B)                --        569,785        681,098      1,680,933
Net asset value per share                                          --          $7.05         $11.67         $11.39

Institutional Class share capital                         $24,955,480             --    $12,020,246   $114,024,175
Shares of beneficial interest outstanding
(Institutional Class)                                       3,434,958             --      1,023,897      9,976,008
Net asset value per share                                       $7.27             --         $11.74         $11.43

Statement of Assets and Liabilities - continued

                                                                  AAL            AAL            AAL
                                                           High Yield      Municipal           Bond
As of October 31, 2003 (unaudited)                          Bond Fund      Bond Fund           Fund
---------------------------------------------------------------------------------------------------
Assets
Investments at cost                                      $128,028,184   $623,301,360   $647,798,389
                                                       -------------- -------------- --------------
Investments at value                                      134,848,091    665,091,609    657,082,678
                                                       -------------- -------------- --------------

Cash                                                               --         47,107         41,046
Initial margin deposit on open future contracts                    --             --             --
Dividends and interest receivable                           2,813,846     10,498,268      4,922,578
Receivable for investments sold                             2,043,855      1,289,293      8,673,571
Receivable for trust shares sold                              545,490         59,249        157,896
Receivable for variation margin                                    --             --             --
Receivable from affiliate                                          --             --             --
                                                       -------------- -------------- --------------
Total Assets                                              140,251,282    676,985,526    670,877,769
                                                       -------------- -------------- --------------

Liabilities
Distributions payable                                         258,415        438,436        241,032
Accrued expenses                                               31,230         34,180         47,679
Payable for investments purchased                           1,941,689     14,219,616    144,104,983
Payable for fund shares redeemed                               91,367        171,958        703,217
Payable for variation margin                                       --         34,375             --
Payable to affiliate                                           70,294        405,237        321,223
                                                       -------------- -------------- --------------
Total Liabilities                                           2,392,995     15,303,802    145,418,134
                                                       -------------- -------------- --------------

Net Assets
Trust capital stock (beneficial interest)                 199,292,823    629,873,325    520,170,230
Accumulated undistributed net investment income/(loss)        147,796             (7)    (1,370,129)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions             (68,402,239)    (9,966,821)    (2,624,755)
Net unrealized appreciation/(depreciation) on:
Investments                                                 6,819,907     41,790,249      9,284,289
Futures contracts                                                  --        (15,022)            --
                                                       -------------- -------------- --------------
Total Net Assets                                         $137,858,287   $661,681,724   $525,459,635
                                                       -------------- -------------- --------------

Class A share capital                                    $128,112,899   $645,232,185   $480,631,864
Shares of beneficial interest outstanding (Class A)        19,512,023     56,493,329     47,015,577
Net asset value per share                                       $6.57         $11.42         $10.22
Maximum public offering price                                   $6.88         $11.96         $10.70

Class B share capital                                      $6,152,892    $12,968,864    $13,356,469
Shares of beneficial interest outstanding (Class B)           937,132      1,135,884      1,305,892
Net asset value per share                                       $6.57         $11.42         $10.23

Institutional Class share capital                          $3,592,496     $3,480,675    $31,471,302
Shares of beneficial interest outstanding
(Institutional Class)                                         547,334        304,788      3,077,550
Net asset value per share                                       $6.56         $11.42         $10.23

Statement of Assets and Liabilities - continued

                                                                  AAL            AAL
                                                           Bond Index   Money Market
As of October 31, 2003 (unaudited)                               Fund           Fund
------------------------------------------------------------------------------------
Assets
Investments at cost                                       $46,918,340   $418,743,567
                                                       -------------- --------------
Investments at value                                       47,766,423    418,743,567
                                                       -------------- --------------

Cash                                                           35,404          7,539
Initial margin deposit on open future contracts                    --             --
Dividends and interest receivable                             425,402         49,465
Receivable for investments sold                                    --             --
Receivable for trust shares sold                               11,260      1,566,141
Receivable for variation margin                                    --             --
Receivable from affiliate                                          --             --
                                                       -------------- --------------
Total Assets                                               48,238,489    420,366,712
                                                       -------------- --------------

Liabilities
Distributions payable                                          10,419          6,308
Accrued expenses                                                2,632         87,488
Payable for investments purchased                           7,776,281      1,885,598
Payable for fund shares redeemed                                   --      1,735,615
Payable for variation margin                                       --             --
Payable to affiliate                                           23,173        195,011
                                                       -------------- --------------
Total Liabilities                                           7,812,505      3,910,020
                                                       -------------- --------------

Net Assets
Trust capital stock (beneficial interest)                  37,834,405    416,421,481
Accumulated undistributed net investment income/(loss)       (279,639)        35,211
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions               2,023,135             --
Net unrealized appreciation/(depreciation) on:
Investments                                                   848,083             --
Futures contracts                                                  --             --
                                                       -------------- --------------
Total Net Assets                                          $40,425,984   $416,456,692
                                                       -------------- --------------

Class A share capital                                              --   $301,766,074
Shares of beneficial interest outstanding (Class A)                --    301,766,074
Net asset value per share                                          --          $1.00
Maximum public offering price                                      --          $1.00

Class B share capital                                              --     $2,278,123
Shares of beneficial interest outstanding (Class B)                --      2,278,123
Net asset value per share                                          --          $1.00

Institutional Class share capital                         $40,425,984   $112,412,495
Shares of beneficial interest outstanding
(Institutional Class)                                       3,768,529    112,412,495
Net asset value per share                                      $10.73          $1.00

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Operations

                                                                  AAL            AAL            AAL            AAL
For the six months ended                                   Technology     Aggressive      Small Cap      Small Cap
October 31, 2003 (unaudited)                               Stock Fund    Growth Fund     Stock Fund  Index Fund II
------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                     $72,470       $190,769     $1,054,704       $123,021
Taxable interest                                                3,055             --         38,177             --
Foreign dividend tax witholding                                   (95)          (509)        (1,026)           (64)
                                                        -------------  -------------  -------------  -------------
Total Investment Income                                        75,430        190,260      1,091,855        122,957
                                                        -------------  -------------  -------------  -------------

Expenses
Adviser fees                                                  154,291        160,290      1,164,064         34,039
Subadviser fees                                                    --             --             --             --
Administrative service and pricing fees                        16,459         16,831         32,450         18,802
Audit and Legal fees                                            8,250          8,832          8,740          8,096
Custody fees                                                    4,373         13,248         24,876          9,205
Distribution expense Class A                                   44,318         41,867        389,164         30,619
Distribution expense Class B                                   15,361         17,403        115,576         13,681
Printing and postage expense Class A                           43,253         43,262        169,266         12,780
Printing and postage expense Class B                            5,888          6,265         21,177          1,840
Printing and postage expense Institutional Class                   --             92             55             --
SEC and state registration expense                             31,215         31,326         41,569         18,905
Shareholder maintenance fees Class A                           34,942         34,025        128,792          8,928
Shareholder maintenance fees Class B                            4,324          4,605         16,565          1,380
Shareholder maintenance fees Institutional Class                    9             15             46             --
Transfer agent fees Class A                                    95,680         94,760        354,200         24,572
Transfer agent fees Class B                                    11,955         12,880         48,760          3,680
Transfer agent fees Institutional Class                            37             37            129             --
Trustees' fees and insurance expenses                           2,545          2,349          7,146          2,031
Other expenses, net                                               583          1,042          1,598            380
                                                        -------------  -------------  -------------  -------------
Total Expenses Before Reimbursement                           473,483        489,129      2,524,173        188,938
                                                        -------------  -------------  -------------  -------------

Less:
Reimbursement from adviser                                   (208,707)        (2,181)       (32,971)       (21,749)
Fees paid indirectly                                              (43)            --            (36)            (5)
                                                        -------------  -------------  -------------  -------------
Total Net Expenses                                            264,733        486,948      2,491,166        167,184
                                                        -------------  -------------  -------------  -------------
Net Investment Income/(Loss)                                 (189,303)      (296,688)    (1,399,311)       (44,227)
                                                        -------------  -------------  -------------  -------------
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                (2,356,894)     1,513,031     23,754,330        172,047
Written options contracts                                          --         (2,538)            --             --
Futures contracts                                                  --             --             --         98,887
Foreign currency transactions                                      --             --             --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                13,567,555      4,616,069     63,289,556      6,309,600
Written options contracts                                          --             48             --             --
Futures contracts                                                  --             --             --         40,277
Foreign currency forward contracts                                 --             --             --             --
Foreign currency transactions                                      --             --             --             --

Net Realized and Unrealized Gains on                    -------------  -------------  -------------  -------------
Investments and Foreign Currency Transactions              11,210,661      6,126,610     87,043,886      6,620,811
                                                        -------------  -------------  -------------  -------------
Net Increase in Net Assets Resulting
From Operations                                           $11,021,358     $5,829,922    $85,644,575     $6,576,584
                                                        -------------  -------------  -------------  -------------

The AAL Mutual Funds
Statement of Operations -- continued

                                                                  AAL            AAL            AAL
For the six months ended                                    Small Cap        Mid Cap        Mid Cap
October 31, 2003 (unaudited)                               Value Fund     Stock Fund     Index Fund
---------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                    $185,989     $3,455,977       $142,277
Taxable interest                                                  808        165,421             --
Foreign dividend tax witholding                                  (630)       (10,724)            --
                                                        -------------  -------------  -------------
Total Investment Income                                       186,167      3,610,674        142,277
                                                        -------------  -------------  -------------

Expenses
Adviser fees                                                  150,869      2,510,294         30,910
Subadviser fees                                                    --             --             --
Administrative service and pricing fees                        17,085         45,122         17,066
Audit and Legal fees                                            7,728         10,672          8,556
Custody fees                                                   23,028         16,983          6,457
Distribution expense Class A                                   42,453        886,089             --
Distribution expense Class B                                   18,143        121,943             --
Printing and postage expense Class A                           26,666        285,280             --
Printing and postage expense Class B                            3,404         24,840             --
Printing and postage expense Institutional Class                   --             74             --
SEC and state registration expense                             59,002         59,695         12,974
Shareholder maintenance fees Class A                           17,480        202,454             --
Shareholder maintenance fees Class B                            2,392         18,400             --
Shareholder maintenance fees Institutional Class                   --             55             37
Transfer agent fees Class A                                    51,520        625,457             --
Transfer agent fees Class B                                     6,532         53,360             --
Transfer agent fees Institutional Class                            18            147            110
Trustees' fees and insurance expenses                           2,561         13,283          2,135
Other expenses, net                                               383          1,144            211
                                                        -------------  -------------  -------------
Total Expenses Before Reimbursement                           429,264      4,875,292         78,456
                                                        -------------  -------------  -------------

Less:
Reimbursement from adviser                                   (113,671)       (30,584)          (981)
Fees paid indirectly                                              (28)           (55)            (8)
                                                        -------------  -------------  -------------
Total Net Expenses                                            315,565      4,844,653         77,467
                                                        -------------  -------------  -------------
Net Investment Income/(Loss)                                 (129,398)    (1,233,979)        64,810
                                                        -------------  -------------  -------------

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                 2,242,731      5,020,368         47,015
Written options contracts                                          --             --             --
Futures contracts                                                  --             --        216,616
Foreign currency transactions                                      --             --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 8,987,359    146,351,059      5,112,429
Written options contracts                                          --             --             --
Futures contracts                                                  --             --         10,436
Foreign currency forward contracts                                 --             --             --
Foreign currency transactions                                      --             --             --

Net Realized and Unrealized Gains on                    -------------  -------------  -------------
Investments and Foreign Currency Transactions              11,230,090    151,371,427      5,386,496
                                                        -------------  -------------  -------------
Net Increase in Net Assets Resulting
From Operations                                           $11,100,692   $150,137,448     $5,451,306
                                                        -------------  -------------  -------------

The AAL Mutual Funds
Statement of Operations -- continued

For the six months ended                                          AAL            AAL            AAL
October 31, 2003 (unaudited)                                  Mid Cap  International       Capital
                                                        Index Fund II           Fund    Growth Fund
---------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                    $189,590     $1,939,323    $20,308,789
Taxable interest                                                   --          8,996        741,526
Foreign dividend tax witholding                                    --       (248,653)            --
                                                        -------------  -------------  -------------
Total Investment Income                                       189,590      1,699,666     21,050,315
                                                        -------------  -------------  -------------
Expenses
Adviser fees                                                   40,973        187,850      7,799,721
Subadviser fees                                                    --        275,558             --
Administrative service and pricing fees                        17,090         35,616         86,217
Audit and Legal fees                                            8,188         10,115         27,623
Custody fees                                                    9,212         38,644         41,627
Distribution expense Class A                                   36,547        175,600      3,420,835
Distribution expense Class B                                   17,704         35,068        408,570
Printing and postage expense Class A                           16,181        110,468        690,067
Printing and postage expense Class B                            2,852         11,414         66,240
Printing and postage expense Institutional Class                   --             37            184
SEC and state registration expense                             19,653         32,527         74,948
Shareholder maintenance fees Class A                           12,056         85,534        524,310
Shareholder maintenance fees Class B                            2,024          8,280         47,806
Shareholder maintenance fees Institutional Class                   --             28            101
Transfer agent fees Class A                                    33,126        239,165      1,453,472
Transfer agent fees Class B                                     5,520         23,920        138,000
Transfer agent fees Institutional Class                            --             83            276
Trustees' fees and insurance expenses                           2,505          4,303         45,780
Other expenses, net                                               455          1,127          7,270
                                                        -------------  -------------  -------------
Total Expenses Before Reimbursement                           224,086      1,275,337     14,833,047
                                                        -------------  -------------  -------------

Less:
Reimbursement from adviser                                    (10,069)            --        (19,897)
Fees paid indirectly                                               (3)            (4)          (227)
                                                        -------------  -------------  -------------
Total Net Expenses                                            214,014      1,275,333     14,812,923
                                                        -------------  -------------  -------------
Net Investment Income/(Loss)                                  (24,424)       424,333      6,237,392
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                (2,124,323)       888,703    (66,041,930)
Written options contracts                                          --             --             --
Futures contracts                                             304,924             --             --
Foreign currency transactions                                      --         72,636             --
Change in net unrealized appreciation/(depreciation) on
Investments                                                 9,091,216     29,205,141     364,428,584
Written options contracts                                          --             --             --
Futures contracts                                             (27,599)            --             --
Foreign currency forward contracts                                 --         11,177             --
Foreign currency transactions                                      --        (28,809)            --

Net Realized and Unrealized Gains on                    -------------  -------------  -------------
Investments and Foreign Currency Transactions               7,244,218     30,148,848    298,386,654
                                                        -------------  -------------  -------------
Net Increase in Net Assets Resulting
From Operations                                            $7,219,794    $30,573,181   $304,624,046
                                                        -------------  -------------  -------------

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Operations - continued
                                                            AAL Large      AAL Large     AAL Equity            AAL
For the six months ended                                      Company        Company         Income       Balanced
October 31, 2003 (unaudited)                               Index Fund  Index Fund II           Fund           Fund
------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                    $273,266       $313,506     $2,369,484     $1,683,324
Taxable interest                                                  260             80             --      3,623,120
Tax exempt interest                                                --             --             --             --
Foreign dividend tax witholding                                    --             --         (9,581)           (26)
                                                        -------------  -------------  -------------  -------------
Total Investment Income                                       273,526        313,586      2,359,903      5,306,418
                                                        -------------  -------------  -------------  -------------

Expenses
Adviser fees                                                   36,388         44,984        541,578      1,108,313
Subadviser fees                                                    --             --             --             --
Administrative service and pricing fees                        17,436         17,199         32,785         34,954
Audit and Legal fees                                            8,096          8,556          8,280          9,200
Custody fees                                                   11,047          7,387          8,359         18,403
Distribution expense Class A                                       --         40,600        277,041        338,616
Distribution expense Class B                                       --         17,535         40,582         96,773
Printing and postage expense Class A                               --         16,357         81,890         70,840
Printing and postage expense Class B                               --          2,755          7,365         10,488
Printing and postage expense Institutional Class                   --             --             64             37
SEC and state registration expense                             11,846         20,339         30,117         28,520
Shareholder maintenance fees Class A                               --         12,052         64,318         55,200
Shareholder maintenance fees Class B                               --          2,024          4,607          7,544
Shareholder maintenance fees Institutional Class                   37             --             46             18
Transfer agent fees Class A                                        --         33,120        174,822        152,706
Transfer agent fees Class B                                        --          5,520         14,720         21,156
Transfer agent fees Institutional Class                            83             --            120             66
Trustees' fees and insurance expenses                           3,260          2,512          4,952          7,869
Other expenses, net                                               870            432          1,582            894
                                                        -------------  -------------  -------------  -------------
Total Expenses Before Reimbursement                            89,063        231,372      1,293,228      1,961,597
                                                        -------------  -------------  -------------  -------------

Less:
Reimbursement from adviser                                     (1,125)      (136,521)       (13,898)       (27,290)
Fees paid indirectly                                              (16)           (21)            --           (291)
                                                        -------------  -------------  -------------  -------------
Total Net Expenses                                             87,922         94,830      1,279,330      1,934,016
                                                        -------------  -------------  -------------  -------------
Net Investment Income                                         185,604        218,756      1,080,573      3,372,402
                                                        -------------  -------------  -------------  -------------
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                (6,946,335)      (127,986)       734,752       (927,945)
Futures contracts                                             344,012        321,000             --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                11,431,595      4,632,529     32,440,579     26,182,362
Futures contracts                                            (137,035)       (74,618)            --             --

Net Realized and Unrealized Gains/(Losses) on           -------------  -------------  -------------  -------------
Investments and Foreign Currency Transactions               4,692,237      4,750,925     33,175,331     25,254,417
                                                        -------------  -------------  -------------  -------------
Net Increase in Net Assets Resulting
From Operations                                            $4,877,841     $4,969,681    $34,255,904    $28,626,819
                                                        -------------  -------------  -------------  -------------

The AAL Mutual Funds
Statement of Operations -- continued

                                                                  AAL            AAL            AAL
For the six months ended                                   High Yield      Municipal           Bond
October 31, 2003 (unaudited)                                Bond Fund      Bond Fund           Fund
---------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                      $4,189    $        --        $35,521
Taxable interest                                            5,409,672        172,304     12,968,616
Tax exempt interest                                                --     16,815,030             --
Foreign dividend tax witholding                                    --             --             --
                                                        -------------  -------------  -------------
Total Investment Income                                     5,413,861     16,987,334     13,004,137
                                                        -------------  -------------  -------------
Expenses
Adviser fees                                                  197,840      1,536,563      1,242,546
Subadviser fees                                               164,867             --             --
Administrative service and pricing fees                        30,234         46,202         28,271
Audit and Legal fees                                            9,930         10,856         10,120
Custody fees                                                    7,523         13,161         11,048
Distribution expense Class A                                  153,111        832,989        637,209
Distribution expense Class B                                   29,951         64,788         66,934
Printing and postage expense Class A                           22,072         51,424         90,160
Printing and postage expense Class B                            2,208          2,300          5,792
Printing and postage expense Institutional Class                   --              9             74
SEC and state registration expense                             24,840         41,530         37,821
Shareholder maintenance fees Class A                           22,080         36,795         68,068
Shareholder maintenance fees Class B                            1,932          1,564          4,592
Shareholder maintenance fees Institutional Class                   18              9             64
Transfer agent fees Class A                                    62,543        109,480        193,118
Transfer agent fees Class B                                     5,796          4,508         11,960
Transfer agent fees Institutional Class                            64             18            175
Trustees' fees and insurance expenses                           4,151         12,541         10,329
Other expenses, net                                               401            441            929
                                                        -------------  -------------  -------------
Total Expenses Before Reimbursement                           739,561      2,765,178      2,419,210
                                                        -------------  -------------  -------------
Less:
Reimbursement from adviser                                         --             --        (24,395)
Fees paid indirectly                                             (169)          (291)            --
                                                        -------------  -------------  -------------
Total Net Expenses                                            739,392      2,764,887      2,394,815
                                                        -------------  -------------  -------------
Net Investment Income                                       4,674,469     14,222,447     10,609,322
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                 3,710,484        506,133      6,948,828
Futures contracts                                                  --             --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 2,447,882     (6,736,264)   (10,151,353)
Futures contracts                                                  --        (15,022)            --

Net Realized and Unrealized Gains/(Losses) on           -------------  -------------  -------------
Investments and Foreign Currency Transactions               6,158,366     (6,245,153)    (3,202,525)
                                                        -------------  -------------  -------------
Net Increase in Net Assets Resulting
From Operations                                           $10,832,835     $7,977,294     $7,406,797
                                                        -------------  -------------  -------------

The AAL Mutual Funds
Statement of Operations -- continued

                                                                  AAL            AAL
For the six months ended                                   Bond Index   Money Market
October 31, 2003 (unaudited)                                     Fund           Fund
------------------------------------------------------------------------------------
Investment Income
Dividends                                                      $9,001        $11,279
Taxable interest                                            1,089,211      2,537,796
Tax exempt interest                                                --             --
Foreign dividend tax witholding                                    --             --
                                                        -------------  -------------
Total Investment Income                                     1,098,212      2,549,075
                                                        -------------  -------------
Expenses
Adviser fees                                                   64,684      1,072,667
Subadviser fees                                                    --             --
Administrative service and pricing fees                        17,946         27,051
Audit and Legal fees                                            8,193          8,096
Custody fees                                                    7,406         14,687
Distribution expense Class A                                       --        203,978
Distribution expense Class B                                       --         11,300
Printing and postage expense Class A                               --        100,991
Printing and postage expense Class B                               --          1,834
Printing and postage expense Institutional Class                   --            184
SEC and state registration expense                              9,236         46,204
Shareholder maintenance fees Class A                               --         74,465
Shareholder maintenance fees Class B                               --            920
Shareholder maintenance fees Institutional Class                   37            110
Transfer agent fees Class A                                        --        234,447
Transfer agent fees Class B                                        --          3,036
Transfer agent fees Institutional Class                           110            368
Trustees' fees and insurance expenses                           3,446          9,040
Other expenses, net                                               508            987
                                                        -------------  -------------
Total Expenses Before Reimbursement                           111,566      1,810,365
                                                        -------------  -------------
Less:
Reimbursement from adviser                                     (3,160)      (180,428)
Fees paid indirectly                                              (51)          (164)
                                                        -------------  -------------
Total Net Expenses                                            108,355      1,629,773
                                                        -------------  -------------
Net Investment Income                                         989,857        919,302
                                                        -------------  -------------
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                 2,111,624             --
Futures contracts                                                  --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                (2,442,674)            --
Futures contracts                                                  --             --

Net Realized and Unrealized Gains/(Losses) on           -------------  -------------
Investments and Foreign Currency Transactions                (331,050)            --
                                                        -------------  -------------
Net Increase in Net Assets Resulting
From Operations                                              $658,807       $919,302
                                                        -------------  -------------

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Changes in Net Assets

                                                           AAL Technology Stock Fund    AAL Aggressive Growth Fund
                                                       -----------------------------------------------------------
For the six months                                          10/31/2003                   10/31/2003
and year ended, respectively                               (unaudited)    04/30/2003     (unaudited)     4/30/2003
------------------------------------------------------------------------------------------------------------------
Operations
Net investment loss                                         $(189,303)     $(661,069)     $(296,688)     $(611,674)
Net realized gains/(losses) on:
Investments                                                (2,356,894)    (6,715,842)     1,513,031    (13,764,368)
Written options contracts                                          --             --         (2,538)            --
Futures contracts                                                  --             --             --             --
Foreign currency transactions                                      --             --             --        (55,592)
Change in net unrealized appreciation/(depreciation) on:
Investments                                                13,567,555       (733,387)     4,616,069      6,586,366
Written options contracts                                          --             --             48             --
Futures contracts                                                  --             --             --             --
Foreign currency forward contracts                                 --             --             --        (11,235)
                                                       -------------- -------------- -------------- --------------
Net Change in Net Assets Resulting
From Operations                                            11,021,358     (8,110,298)     5,829,922     (7,856,503)
                                                       -------------- -------------- -------------- --------------
Distributions to Shareholders
From Net Realized Gains                                            --             --             --             --
                                                       -------------- -------------- -------------- --------------
Trust Share Transactions                                    2,305,068        359,069        887,216       (749,843)
                                                       -------------- -------------- -------------- --------------
Net Increase/(Decrease) in Net Assets                      13,326,426     (7,751,229)     6,717,138     (8,606,346)
                                                       -------------- -------------- -------------- --------------
Net Assets, Beginning of Period                            34,113,386     41,864,615     36,371,470     44,977,816
                                                       -------------- -------------- -------------- --------------
Net Assets, End of Period                                 $47,439,812    $34,113,386    $43,088,608    $36,371,470
                                                       -------------- -------------- -------------- --------------

The AAL Mutual Funds
Statement of Changes in Net Assets -- continued

                                                            AAL Small Cap Stock Fund   AAL Small Cap Index Fund II
                                                       -----------------------------------------------------------
For the six months                                         10/31/2003                    10/31/2003
and year ended, respectively                               (unaudited)     4/30/2003     (unaudited)     4/30/2003
------------------------------------------------------------------------------------------------------------------
Operations
Net investment loss                                       $(1,399,311)   $(2,608,288)      $(44,227)     $(111,415)
Net realized gains/(losses) on:
Investments                                                23,754,330    (25,870,944)       172,047       (105,395)
Written options contracts                                          --             --             --             --
Futures contracts                                                  --             --         98,887             --
Foreign currency transactions                                      --             --             --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                63,289,556    (58,852,217)     6,309,600     (5,162,810)
Written options contracts                                          --             --             --             --
Futures contracts                                                  --             --         40,277             --
Foreign currency forward contracts                                 --             --             --             --
                                                       -------------- -------------- -------------- --------------
Net Change in Net Assets Resulting
From Operations                                            85,644,575    (87,331,449)     6,576,584     (5,379,620)
                                                       -------------- -------------- -------------- --------------
Distributions to Shareholders
From Net Realized Gains                                            --             --             --       (135,306)
                                                       -------------- -------------- -------------- --------------
Trust Share Transactions                                   (1,239,039)    (1,577,965)     2,406,961      4,599,568
                                                       -------------- -------------- -------------- --------------
Net Increase/(Decrease) in Net Assets                      84,405,536    (88,909,414)     8,983,545       (915,358)
                                                       -------------- -------------- -------------- --------------
Net Assets, Beginning of Period                           294,534,826    383,444,240     22,722,079     23,637,437
                                                       -------------- -------------- -------------- --------------
Net Assets, End of Period                                $378,940,362   $294,534,826    $31,705,624    $22,722,079
                                                       -------------- -------------- -------------- --------------

The AAL Mutual Funds
Statement of Changes in Net Assets -- continued

                                                            AAL Small Cap Value Fund
                                                       -----------------------------

For the six months                                         10/31/2003
and year ended, respectively                               (unaudited)     4/30/2003
------------------------------------------------------------------------------------
Operations
Net investment loss                                         $(129,398)     $(258,668)
Net realized gains/(losses) on:
Investments                                                 2,242,731     (5,692,055)
Written options contracts                                          --             --
Futures contracts                                                  --             --
Foreign currency transactions                                      --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 8,987,359       (208,280)
Written options contracts                                          --             --
Futures contracts                                                  --             --
Foreign currency forward contracts                                 --             --
                                                       -------------- --------------
Net Change in Net Assets Resulting
From Operations                                            11,100,692     (6,159,003)
                                                       -------------- --------------
Distributions to Shareholders
                                                       -------------- --------------
From Net Realized Gains                                            --       (206,763)
Trust Share Transactions                                    5,530,968     12,741,195
                                                       -------------- --------------
Net Increase/(Decrease) in Net Assets                      16,631,660      6,375,429
                                                       -------------- --------------
Net Assets, Beginning of Period                            34,443,438     28,068,009
                                                       -------------- --------------
Net Assets, End of Period                                 $51,075,098    $34,443,438
                                                       -------------- --------------

The AAL Mutual Funds
Statement of Changes in Net Assets -- continued

                                                              AAL Mid Cap Stock Fund        AAL Mid Cap Index Fund
                                                      ------------------------------------------------------------
For the six months                                         10/31/2003                    10/31/2003
and year ended, respectively                               (unaudited)     4/30/2003     (unaudited)     4/30/2003
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                              $(1,233,979)   $(1,464,241)       $64,810       $182,971
Net realized gains/(losses) on:
Investments                                                 5,020,368    (43,113,627)        47,015        383,610
Futures contracts                                                  --             --        216,616        (49,260)
Foreign currency transactions                                      --             --             --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                               146,351,059   (115,065,272)     5,112,429     (4,893,181)
Futures contracts                                                  --             --         10,436         33,014
Foreign currency forward contracts                                 --             --             --             --
Foreign currency transactions                                      --             --             --             --
                                                       -------------- -------------- -------------- --------------
Net Change in Net Assets Resulting
From Operations                                           150,137,448   (159,643,140)     5,451,306     (4,342,846)
                                                       -------------- -------------- -------------- --------------
Distributions to Shareholders
From net investment income                                         --             --             --       (189,081)
From net realized gains                                            --             --             --       (558,179)
                                                       -------------- -------------- -------------- --------------
Total Distributions to Shareholders                                --             --             --       (747,260)
                                                       -------------- -------------- -------------- --------------
Trust Share Transactions                                  (24,777,675)   (47,410,308)     1,684,056      1,515,301
                                                       -------------- -------------- -------------- --------------
Net Increase/(Decrease) in Net Assets                     125,359,773   (207,053,448)     7,135,362     (3,574,805)
                                                       -------------- -------------- -------------- --------------
Net Assets, Beginning of Period                           687,295,666    894,349,114     20,762,250     24,337,055
                                                       -------------- -------------- -------------- --------------
Net Assets, End of Period                                $812,655,439   $687,295,666    $27,897,612    $20,762,250
                                                       -------------- -------------- -------------- --------------

The AAL Mutual Funds
Statement of Changes in Net Assets -- continued

                                                              AAL Mid Cap Index Fund II     AAL International Fund
                                                      ------------------------------------------------------------
For the six months                                         10/31/2003                    10/31/2003
and year ended, respectively                               (unaudited)     4/30/2003     (unaudited)     4/30/2003
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                 $(24,424)      $(30,058)      $424,333       $215,528
Net realized gains/(losses) on:
Investments                                                (2,124,323)        (8,091)       888,703    (22,626,640)
Futures contracts                                             304,924        (97,769)            --             --
Foreign currency transactions                                      --             --         72,636        (23,209)
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 9,091,216     (6,119,609)    29,205,141    (18,647,688)
Futures contracts                                             (27,599)        40,615             --             --
Foreign currency forward contracts                                 --             --         11,177        (10,245)
Foreign currency transactions                                      --             --        (28,809)        48,594
                                                       -------------- -------------- -------------- --------------
Net Change in Net Assets Resulting
From Operations                                             7,219,794    (6,214,912)     30,573,181    (41,043,660)
                                                       -------------- -------------- -------------- --------------
Distributions to Shareholders
From net investment income                                         --             --             --       (615,956)
From net realized gains                                            --       (330,723)            --             --
                                                       -------------- -------------- -------------- --------------
Total Distributions to Shareholders                                --       (330,723)            --       (615,956)
                                                       -------------- -------------- -------------- --------------
Trust Share Transactions                                   (3,123,465)     6,630,717     (3,109,890)    (2,438,838)
                                                       -------------- -------------- -------------- --------------
Net Increase/(Decrease) in Net Assets                       4,096,329         85,082     27,463,291    (44,098,454)
                                                       -------------- -------------- -------------- --------------
Net Assets, Beginning of Period                            31,960,037     31,874,955    135,696,168    179,794,622
                                                       -------------- -------------- -------------- --------------
Net Assets, End of Period                                 $36,056,366    $31,960,037   $163,159,459   $135,696,168
                                                       -------------- -------------- -------------- --------------

The AAL Mutual Funds
Statement of Changes in Net Assets -- continued

                                                             AAL Capital Growth Fund
                                                       -----------------------------
For the six months                                         10/31/2003
and year ended, respectively                               (unaudited)     4/30/2003
------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                               $6,237,392    $10,279,075
Net realized gains/(losses) on:
Investments                                               (66,041,930)    41,379,945
Futures contracts                                                  --             --
Foreign currency transactions                                      --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                               364,428,584   (592,144,065)
Futures contracts                                                  --             --
Foreign currency forward contracts                                 --             --
Foreign currency transactions                                      --             --
                                                       -------------- --------------
Net Change in Net Assets Resulting
From Operations                                           304,624,046   (540,485,045)
                                                       -------------- --------------
Distributions to Shareholders
From net investment income                                 (4,793,965)    (8,525,456)
From net realized gains                                            --             --
                                                       -------------- --------------
Total Distributions to Shareholders                        (4,793,965)    (8,525,456)
                                                       -------------- --------------
Trust Share Transactions                                  (93,302,380)  (281,236,979)
                                                       -------------- --------------
Net Increase/(Decrease) in Net Assets                     206,527,701   (830,247,480)
                                                       -------------- --------------
Net Assets, Beginning of Period                         2,747,571,080  3,577,818,560
                                                       -------------- --------------
Net Assets, End of Period                              $2,954,098,781 $2,747,571,080
                                                       -------------- --------------

The AAL Mutual Funds
Statement of Changes in Net Assets -- continued

                                                     AAL Large Company Index Fund  AAL Large Company Index Fund II
                                                      ------------------------------------------------------------
For the six months                                         10/31/2003                    10/31/2003
and year ended, respectively                               (unaudited)     4/30/2003     (unaudited)     4/30/2003
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                        $185,604       $896,812       $218,756       $242,725
Net realized gains/(losses) on:
Investments                                                (6,946,335)    (4,052,317)      (127,986)    (1,705,994)
Futures contracts                                             344,012        (54,060)       321,000       (102,432)
Change in net unrealized appreciation/(depreciation) on:
Investments                                                11,431,595     (5,927,155)     4,632,529     (3,345,226)
Futures contracts                                            (137,035)       143,492        (74,618)        83,795
                                                       -------------- -------------- -------------- --------------
Net Change in Net Assets Resulting
From Operations                                             4,877,841     (8,993,228)     4,969,681     (4,827,132)
                                                       -------------- -------------- -------------- --------------
Distributions to Shareholders
From net investment income                                         --       (823,832)             --      (122,309)
Return of capital                                                  --             --             --             --
                                                       -------------- -------------- -------------- --------------
Total Distributions to Shareholders                                --       (823,832)             --      (122,309)
                                                       -------------- -------------- -------------- --------------
Trust Share Transactions                                  (41,988,886)     8,904,399      5,389,699      3,367,131
                                                       -------------- -------------- -------------- --------------
Net Increase/(Decrease) in Net Assets                     (37,111,045)      (912,661)    10,359,380     (1,582,310)
                                                       -------------- -------------- -------------- --------------
Net Assets, Beginning of Period                            62,066,525     62,979,186     31,158,825     32,741,135
                                                       -------------- -------------- -------------- --------------
Net Assets, End of Period                                 $24,955,480    $62,066,525    $41,518,205    $31,158,825
                                                       -------------- -------------- -------------- --------------

The AAL Mutual Funds
Statement of Changes in Net Assets -- continued

                                                                   AAL Equity Income Fund        AAL Balanced Fund
                                                      ------------------------------------------------------------
For the six months                                         10/31/2003                    10/31/2003
and year ended, respectively                               (unaudited)     4/30/2003     (unaudited)     4/30/2003
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $1,080,573     $2,495,047     $3,372,402     $6,074,943
Net realized gains/(losses) on:
Investments                                                   734,752    (26,857,628)      (927,945)    (6,673,563)
Futures contracts                                                  --             --             --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                32,440,579    (40,008,522)    26,182,362    (16,067,320)
Futures contracts                                                  --             --             --             --
                                                       -------------- -------------- -------------- --------------
Net Change in Net Assets Resulting
From Operations                                            34,255,904    (64,371,103)    28,626,819    (16,665,940)
                                                       -------------- -------------- -------------- --------------
Distributions to Shareholders
From net investment income                                   (836,793)    (2,412,080)    (3,727,928)    (6,481,897)
Return of capital                                                  --       (224,768)            --             --
                                                       -------------- -------------- -------------- --------------
Total Distributions to Shareholders                          (836,793)    (2,636,848)    (3,727,928)    (6,481,897)
                                                       -------------- -------------- -------------- --------------
Trust Share Transactions                                   (9,899,955)   (22,644,092)    (4,819,623)    79,470,705
                                                       -------------- -------------- -------------- --------------
Net Increase/(Decrease) in Net Assets                      23,519,156    (89,652,043)    20,079,268     56,322,868
                                                       -------------- -------------- -------------- --------------
Net Assets, Beginning of Period                           224,640,186    314,292,229    387,978,307    331,655,439
                                                       -------------- -------------- -------------- --------------
Net Assets, End of Period                                $248,159,342   $224,640,186   $408,057,575   $387,978,307
                                                       -------------- -------------- -------------- --------------

The AAL Mutual Funds
Statement of Changes in Net Assets -- continued

                                                            AAL High Yield Bond Fund
                                                       -----------------------------
For the six months                                         10/31/2003
and year ended, respectively                              (unaudited)      4/30/2003
------------------------------------------------------------------------------------
Operations
Net investment income                                      $4,674,469    $10,223,909
Net realized gains/(losses) on:
Investments                                                 3,710,484     (4,722,489)
Futures contracts                                                  --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 2,447,882      5,907,656
Futures contracts                                                  --             --
                                                       -------------- --------------
Net Change in Net Assets Resulting
From Operations                                            10,832,835     11,409,076
                                                       -------------- --------------
Distributions to Shareholders
From net investment income                                 (4,834,122)   (10,350,092)
Return of capital                                                  --             --
                                                       -------------- --------------
Total Distributions to Shareholders                        (4,780,603)   (10,350,092)
                                                       -------------- --------------
Trust Share Transactions                                    5,215,165     (4,034,434)
                                                       -------------- --------------
Net Increase/(Decrease) in Net Assets                      11,267,397     (2,975,450)
                                                       -------------- --------------
Net Assets, Beginning of Period                           126,590,890    129,566,340
                                                       -------------- --------------
Net Assets, End of Period                                $137,858,287   $126,590,890
                                                       -------------- --------------

The AAL Mutual Funds
Statement of Changes in Net Assets -- continued

                                                             AAL Municipal Bond Fund            AAL Bond Fund
                                                      ------------------------------------------------------------
For the six months                                         10/31/2003                    10/31/2003
and year ended, respectively                               (unaudited)     4/30/2003     (unaudited)     4/30/2003
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                     $14,222,447    $29,154,850    $10,609,322    $22,779,780
Net realized gains on:
Investments                                                   506,133      1,328,662      6,948,828     11,395,757
Change in net unrealized appreciation/(depreciation) on:
Investments                                                (6,736,264)    16,557,031    (10,151,353)    16,823,088
Futures contracts                                             (15,022)            --             --             --
                                                       -------------- -------------- -------------- --------------
Net Change in Net Assets Resulting
From Operations                                             7,977,294     47,040,543      7,406,797     50,998,625
                                                       -------------- -------------- -------------- --------------
Distributions to Shareholders
From net investment income                                (14,222,446)   (29,154,858)   (12,075,902)   (24,313,592)
From net realized gains                                            --             --             --             --
                                                       -------------- -------------- -------------- --------------
Total Distributions to Shareholders                       (14,222,446)   (29,154,858)   (12,075,902)   (24,313,592)
                                                       -------------- -------------- -------------- --------------
Trust Share Transactions                                  (19,460,895)    54,629,516    (38,785,525)    59,992,234
                                                       -------------- -------------- -------------- --------------
Net Increase/(Decrease) in Net Assets                     (25,706,047)    72,515,201    (43,454,630)    86,677,267
                                                       -------------- -------------- -------------- --------------
Net Assets, Beginning of Period                           687,387,771    614,872,570    568,914,265    482,236,998
                                                       -------------- -------------- -------------- --------------
Net Assets, End of Period                                $661,681,724   $687,387,771   $525,459,635   $568,914,265
                                                       -------------- -------------- -------------- --------------

The AAL Mutual Funds
Statement of Changes in Net Assets -- continued

                                                                 AAL Bond Index Fund         AAL Money Market Fund
                                                      ------------------------------------------------------------
For the six months                                         10/31/2003                    10/31/2003
and year ended, respectively                               (unaudited)     4/30/2003     (unaudited)     4/30/2003
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                        $989,857     $3,647,249       $919,302     $4,644,725
Net realized gains on:
Investments                                                 2,111,624        901,692             --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                (2,442,674)     3,066,160             --             --
Futures contracts                                                  --             --             --             --
                                                       -------------- -------------- -------------- --------------
Net Change in Net Assets Resulting
From Operations                                               658,807      7,615,101        919,302      4,644,725
                                                       -------------- -------------- -------------- --------------
Distributions to Shareholders
From net investment income                                 (1,288,129)    (4,228,371)      (919,302)    (4,644,725)
From net realized gains                                            --             --             --             --
                                                       -------------- -------------- -------------- --------------
Total Distributions to Shareholders                        (1,288,129)    (4,228,371)      (919,302)    (4,644,725)
                                                       -------------- -------------- -------------- --------------
Trust Share Transactions                                  (39,963,092)    18,718,618    (27,406,451)   (76,467,270)
                                                       -------------- -------------- -------------- --------------
Net Increase/(Decrease) in Net Assets                     (40,592,414)    22,105,348    (27,406,451)   (76,467,270)
                                                       -------------- -------------- -------------- --------------
Net Assets, Beginning of Period                            81,018,398     58,913,050    443,863,143    520,330,413
                                                       -------------- -------------- -------------- --------------
Net Assets, End of Period                                 $40,425,984    $81,018,398   $416,456,692   $443,863,143
                                                       -------------- -------------- -------------- --------------

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Notes to Financial Statements
As of October 31, 2003 (unaudited)

(1) ORGANIZATION

The AAL Mutual Funds (the "Trust") was organized as a Massachusetts
Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company
Act of 1940. The Trust is divided into twenty series (the "Fund(s)"), each with its own investment objective and policies. The Trust currently consists of fourteen equity Funds, five fixed-income Funds and one money market Fund. The Trust commenced operations on July 16,
1987.

The U.S. Target Fund Series Government Zero Coupon 2006 of the Trust
is printed under a separate semiannual report.

The Trust offers three classes of shares: Class A, Class B and
Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for
The AAL Money Market Fund) and a front-end sales load of 5.50% for
Equity Funds and 4.50% for Fixed Income Funds, excluding The AAL Money
Market Fund. Class B shares are offered at net asset value and a 1.00%
annual 12b-1 and service fee (0.875% for The AAL Money Market Fund).
In addition, Class B shares have a contingent deferred sales charge of
5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees or service fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The following Funds offer all three classes of shares: The AAL
Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small
Cap Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock
Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL
Equity Income Fund, The AAL Balanced Fund, The AAL High Yield Bond
Fund, The AAL Municipal Bond Fund, The AAL Bond Fund and The AAL Money
Market Fund. The AAL Small Cap Index Fund II, The AAL Mid Cap Index
Fund II and The AAL Large Company Index Fund II offer class A and B shares only. The AAL Mid Cap Index Fund, The AAL Large Company Index
Fund and The AAL Bond Index Fund offer Institutional Class shares.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the AAL Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Short-term securities held by the AAL Money Market
Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The AAL Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of October 31, 2003, three securities in The AAL High Yield Bond Fund were valued at fair value, which represents 0.99% of the Fund's net assets. As many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities.
The Fund, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S.
markets.

(B) Foreign Currency Translation -- The accounting records of each
Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Trust treats the effect of changes in foreign exchange rates arising from actual
foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the
Statement of Operations. In the event that counterparties fail to settle these forward contracts, the funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain of the Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Funds' policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no Federal income taxes and no Federal income tax provision was required. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(F) Income and Expenses -- Estimated expenses are accrued daily. The
Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount, accretion of original issue discount and amortization of premium. Dividend income is recorded on the
ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Fees Paid Indirectly -- The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. Net realized gains from securities transactions, if any, are paid at least annually for all Funds.

Dividends from the following funds are declared and paid annually: The
AAL Technology Stock, The AAL Aggressive Growth Fund, The AAL Small
Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap
Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index Fund,
The AAL Mid Cap Index Fund II, The AAL International Fund, The AAL
Large Company Index Fund and The AAL Large Company Index Fund II.
Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from The AAL Equity Income Fund and The AAL
Balanced Fund are declared and paid quarterly. Dividends from The AAL
High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund,
The AAL Bond Index Fund and The AAL Money Market Fund are
declared daily and paid monthly.

(I) Options -- All Funds except The AAL Money Market Fund may buy put and call options and write covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The AAL International Fund and
The AAL Aggressive Growth Fund may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the six months ended
October 31, 2003, the AAL Aggressive Growth Fund engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the six months ended October 31, 2003, The AAL Small Cap Index Fund II, The
AAL Mid Cap Index Fund, The AAL Mid Cap Index Fund II, The AAL Large
Company Index Fund, The AAL Large Company Index Fund II, and The AAL
Municipal Bond Fund engaged in this type of investment.

(K) Dollar Roll Transactions -- Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA,
FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The AAL
Balanced Fund, The AAL Bond Fund and The AAL Bond Index Fund earned
$624,268, $2,316,846 and $123,684, respectively, from such fees for the six months ended October 31, 2003.

(L) Securities Lending -- Effective October 31, 2003, The AAL Mutual
Funds entered into a Securities Lending Agreement (the "Agreement")
with State Street Bank. The Agreement allows the Funds to lend securities to qualified institutional borrowers for the purpose of earning additional income. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in a State Street Bank Money Market fund. For the six months ended October 31, 2003, no Funds participated in this type of investment activity.

(M) The Impact of Initial Public Offerings on Performance -- The AAL
Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small
Cap Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock
Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL
Equity Income Fund and The AAL Balanced Fund may invest in an initial public offering ("IPO") of a security. On occasion the Fund will participate in an oversubscribed IPO. Because the IPO is
oversubscribed, this presents the Fund with the opportunity to "flip"
or trade the security at higher prices resulting in a profit for the
Fund. However, participation in an IPO may result in a loss for the
Fund. Investments in IPO's may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

(N) When-Issued and Delayed Delivery Transactions -- The Funds may
engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are earmarked on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(O) Credit Risk -- The Funds may be susceptible to credit risk to the extent an issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of issuers. Interest accruals on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(P) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United
States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- The Trust has entered into an
Investment Advisory Agreement with Thrivent Investment Management Inc.
(Thrivent Investment Mgt.), ("the Adviser"). Thrivent Investment Mgt.
is a wholly owned subsidiary of Thrivent Financial for Lutherans
(Thrivent Financial). Under the Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

          (M - Millions)               $0 to    $50 to   $100 to   $200 to   $500 to  $1000 to      Over
Fund                                    $50M     $100M     $200M     $500M     $1000    $5000M   $5,000M
------------------------------------------------------------------------------------------------------
The AAL Technology Stock Fund          0.75%     0.75%     0.75%     0.75%     0.75%     0.75%     0.75%
The AAL Aggressive Growth Fund         0.80%     0.80%     0.75%     0.75%     0.70%     0.70%     0.70%
The AAL Small Cap Stock Fund           0.70%     0.70%     0.70%     0.65%     0.65%     0.65%     0.65%
The AAL Small Cap Index Fund II        0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
The AAL Small Cap Value Fund           0.70%     0.70%     0.70%     0.70%     0.70%     0.70%     0.70%
The AAL Mid Cap Stock Fund             0.70%     0.70%     0.70%     0.65%     0.65%     0.60%     0.60%
The AAL Mid Cap Index Fund             0.25%     0.20%     0.20%     0.20%     0.20%     0.20%     0.20%
The AAL Mid Cap Index Fund II          0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
The AAL International Fund             0.65%     0.60%     0.60%     0.60%     0.60%     0.60%     0.60%
The AAL Capital Growth Fund            0.65%     0.65%     0.65%     0.65%    0.575%     0.50%     0.45%
The AAL Large Company Index Fund       0.25%    0.175%    0.175%    0.175%    0.175%    0.175%    0.175%
The AAL Large Company Index Fund II    0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
The AAL Equity Income Fund             0.45%     0.45%     0.45%     0.45%     0.45%     0.45%     0.45%
The AAL Balanced Fund                  0.55%     0.55%     0.55%     0.55%     0.55%     0.55%     0.55%
The AAL High Yield Bond Fund           0.55%     0.55%     0.55%     0.55%     0.55%     0.55%     0.55%
The AAL Municipal Bond Fund            0.45%     0.45%     0.45%     0.45%     0.45%     0.45%     0.45%
The AAL Bond Fund                      0.45%     0.45%     0.45%     0.45%     0.45%     0.45%     0.45%
The AAL Bond Index Fund                0.25%    0.175%    0.175%    0.175%    0.175%    0.175%    0.175%
The AAL Money Market Fund              0.50%     0.50%     0.50%     0.50%     0.45%     0.45%     0.45%

The Adviser pays Oechsle International Advisors, LLC an annual subadvisory fee for performance of subadvisory services for The AAL
International Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is equal to an annual fee of 0.40% on the first
$50 million of the Fund's average daily net assets and 0.35% on average daily net assets over $50 million.

The Adviser pays Pacific Investment Management Company (PIMCO) an annual subadvisory fee for performance of subadvisory services for The
AAL High Yield Bond Fund. The subadvisory fee, which is paid by the
Adviser from its advisory fee, is 0.25% of the Fund's average daily net assets.

Beginning January 1, 2003, the following voluntary expense
reimbursements went in to effect: The AAL Technology Stock Fund, 1.00%
and 1.75% of the average daily net assets of Class A and Class B shares, respectively; The AAL Small Cap Index Fund II, 0.15% and 0.20%
of the average daily net assets of Class A and Class B shares, respectively; The AAL Small Cap Value Fund, 0.50% of the average daily net assets of Class A, Class B and Institutional Class shares; The AAL
Mid Cap Index Fund II, 0.50% of the average daily net assets of Class
B shares; The AAL Large Company Index Fund II, 0.75% of the average daily net assets of Class A and Class B shares, and The AAL Money
Market Fund, 0.10% and 0.15% of the average daily net assets of Class
A and Class B shares, respectively. Effective January 10, 2003, the voluntary expense reimbursement for The AAL Money Market Fund was increased to 0.40% of the average daily net assets. The reimbursements for The AAL Technology Stock Fund are voluntary and can be terminated at any time. The reimbursements for all other Funds in the Trust are effective through December 31, 2003, pursuant to a contract.

The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL
Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small
Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index
Fund, The AAL Mid Cap Index II Fund, The AAL Capital Growth Fund, The
AAL Large Company Index Fund, The AAL Large Company Index Fund II, The
AAL Equity Income Fund, The AAL Balanced Fund, The AAL Municipal Bond
Fund, The AAL Bond Index Fund and The AAL Bond Fund may invest cash in
The AAL Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as
non-related party transactions except that, to avoid duplicate investment advisory fees, the Funds are reimbursed for the amount of investment advisory fees paid to the Adviser through The AAL Money
Market Fund.

(B) Distribution and Shareholder Servicing Plans -- Thrivent
Investment Mgt. is also the Trust's distributor. The Trust has adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the
Investment Company Act of 1940. The fees collected under the 12b-1
Plan are used by Thrivent Investment Mgt. to finance activities primarily intended to result in the sale of Class B shares of the
Fund.

On the Class A shares, a shareholder servicing fee of 0.25% of average net assets is charged for The AAL Technology Stock Fund, The AAL
Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap
Stock Fund, The AAL International Fund, The AAL Capital Growth Fund,
The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap
Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Index
Fund II, The AAL Large Company Index Fund II, The AAL High Yield Bond
Fund, The AAL Municipal Bond Fund and The AAL Bond Fund, with The AAL
Money Market Fund charged 0.125% of average net assets as a
shareholder servicing fee.

On the Class B Shares, a shareholder servicing fee of 0.25% of average net assets and a 12b-1 distribution fee of 0.75% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive
Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund,
The AAL International Fund, The AAL Capital Growth Fund, The AAL
Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index
Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Index Fund II,
The AAL Large Company Index Fund II, The AAL High Yield Bond Fund, The
AAL Municipal Bond Fund and The AAL Bond Fund, with The AAL Money
Market Fund charged 0.125% and 0.75% of average net assets as shareholder servicing fees and 12b-1 distribution fees, respectively.
There are no 12b-1 distribution or shareholder servicing
fees on Class I shares.

The Trust has also contracted with the Adviser for certain shareholder maintenance services. These shareholder services include:
pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.60 per year per shareholder account.

(C) Sales Charges and Other Fees -- For the six months ended October
31, 2003, Thrivent Investment Mgt. received $6,806,655 of aggregate underwriting concessions from the sales of the Trust's Class A and B shares and aggregate contingent deferred sales charges of $129,484 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

The Trust has entered into an Accounting Services Agreement with
Thrivent Financial pursuant to which Thrivent Financial provides certain administrative personnel and services. For the six months ended October 31, 2003, Thrivent Financial received aggregate fees for accounting personnel and services of $439,250 from The AAL Mutual
Funds.

Each Trustee of the Funds who is not affiliated with Thrivent
Financial or the Adviser receives an annual fee from the Funds for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee's fees as if invested in any one of the Funds. The value of each Trustee's deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds.

Those Trustees not participating in the above plan received $34,300 in fees from the Trust for the six months ended October 31, 2003. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Adviser has directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to be used against custodian fees. Shareholders benefit under this arrangement to the extent that custodian fees and other expenses are not voluntarily reimbursed by the Adviser. For the six months ended October 31, 2003, no directed brokerage credits were used to reduce certain Funds' expenses. In accordance with Securities and Exchange Commission requirements, such amounts are required to be shown as an expense and have been included in custodian fees in the
Statement of Operations, with the credit reflected as a reimbursement.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of
America.

At April 30, 2003, the components of distributable earnings on a tax basis were as follows:

                           Undistributed  Undistributed
                              Ordinary     Long-Term
Fund                           Income     Capital Gain
------------------------------------------------------
AAL Mid Cap Index             $58,860          $15,106
AAL International             220,679               --
AAL Capital Growth          2,242,459               --
AAL Large Company Index       284,240               --
AAL Large Company Index II    120,671               --
AAL Balanced                  600,551               --
AAL High Yield Bond           332,254               --
AAL Bond                      111,310               --
AAL Bond Index                 21,056          191,805
AAL Money Market               50,781               --

At April 30, 2003, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

                                 Capital Loss        Expiration
Fund                              Carryover            Year
---------------------------------------------------------------
AAL Technology Stock               $570,441            2009
                                 13,587,499            2010
                                 13,695,973            2011
                           ----------------
                                $27,853,913
                           ================
AAL Aggressive Growth              $109,811            2009
                                 17,413,042            2010
                                 21,019,713            2011
                           ----------------
                                $38,542,566
                           ================
AAL Small Cap Stock              $1,183,525            2010
                                 10,352,607            2011
                           ----------------
                                $11,536,132
                           ================
AAL Small Cap Index II             $103,828            2011
                           ================
AAL Small Cap Value              $1,463,563            2011
                           ================
AAL Mid Cap Stock               $39,148,652            2010
                                 90,430,051            2011
                           ----------------
                               $129,578,703
                           ================
AAL International               $26,873,863            2010
                                 46,508,608            2011
                           ----------------
                                $73,382,471
                           ================
AAL Capital Growth               $2,515,491            2010
                           ================
AAL Large Company Index             $45,813            2009
                                    105,571            2010
                                  3,211,202            2011
                           ----------------
                                 $3,362,586
                           ================
AAL Large Company Index II          $90,757            2010
                                    892,348            2011
                           ----------------
                                   $983,105
                           ================
AAL Equity Income                  $916,607            2010
                                 19,454,562            2011
                           ----------------
                                $20,371,169
                           ================
AAL Balanced                     $2,358,701            2008
                                    806,026            2009
                                 10,554,008            2011
                           ----------------
                                $13,718,735
                           ================
AAL High Yield Bond              $1,271,115            2007
                                  3,377,296            2008
                                 38,661,693            2009
                                 14,003,544            2010
                                 12,668,032            2011
                           ----------------
                                $69,981,680
                           ================
 AAL Municipal Bond             $10,097,368            2008
                                    328,490            2010
                           ----------------
                                $10,425,858
                           ================
 AAL Bond                        $7,052,146            2008
                                  1,521,197            2009
                           ----------------
                                 $8,573,343
                           ================

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

The following Funds deferred, on a tax basis, the following
post-October 2002 losses:

Fund                           Post-October Loss
------------------------------------------------
AAL Technology Stock              $1,598,913
AAL Aggressive Growth              1,076,464
AAL Small Cap Stock               17,277,715
AAL Small Cap Value                2,505,605
AAL Mid Cap Stock                 14,763,201
AAL Mid Cap Index                     98,237
AAL Mid Cap Index II                 265,939
AAL International                  7,069,282
AAL Large Company Index              886,610
AAL Large Company Index II           931,696
AAL Equity Income                 12,944,833
AAL Balanced                       3,141,718
AAL High Yield Bond                2,077,813

These amounts are deferred and deemed to occur in the next fiscal year.

The tax character of distributions paid during the years ended April
30, 2003 and 2002 was as follows:

                              Tax-Exempt Income           Ordinary Income    Long-Term Capital Gain
Fund                          2003         2002          2003        2002      2003          2002
---------------------------------------------------------------------------------------------------
AAL Small Cap Stock          $--           $--           $--         $--       $--     $1,747,341
AAL Small Cap Index II        --            --            --      95,025   135,306             --
AAL Small Cap Value           --            --       206,590          --       173             --
AAL Mid Cap Stock             --            --            --   3,095,421        --     21,270,076
AAL Mid Cap Index             --            --       295,250     260,226   452,010        131,676
AAL Mid Cap Index II          --            --            --          --   330,723         86,931
AAL International             --            --       615,956    2,212,010       --             --
AAL Capital Growth            --            --     8,525,456   10,260,964       --     10,154,296
AAL Large Company Index       --            --       823,832      438,942       --             --
AAL Large Company Index II    --            --       122,309           --       --             --
AAL Equity Income             --            --     2,636,848*   3,019,611       --      1,046,489
AAL Balanced                  --            --     6,481,897    7,195,249       --             --
AAL High Yield Bond           --            --    10,350,092   10,975,777       --             --
AAL Municipal Bond    28,802,230    26,799,377       352,628      355,732       --             --
AAL Bond                      --            --    24,313,592   25,438,219       --             --
AAL Bond Index                --            --     4,228,371    2,667,903       --        134,598
AAL Money Market              --            --     4,644,725   10,964,605       --             --

* For the year ended April 30, 2003, The AAL Equity Income Fund had a return of capital of $224,768.

At October 31, 2003, the gross unrealized appreciation and
depreciation of investments were as follows:

                                                                                   Net Unrealized
                                 Federal       Unrealized          Unrealized        Appreciation
Fund                            Tax Cost      Appreciation        Depreciation      (Depreciation)
--------------------------------------------------------------------------------------------------
AAL Technology Stock          $50,252,048      $4,780,646        $(7,498,374)       $(2,717,728)
AAL Aggressive Growth          36,691,648       7,387,745           (879,712)         6,508,033
AAL Small Cap Stock           315,029,206      70,299,467         (4,783,841)        65,515,626
AAL Small Cap Index II         27,268,170       7,153,320         (3,011,811)         4,141,509
AAL Small Cap Value            39,200,467      11,776,472            (66,228)        11,710,244
AAL Mid Cap Stock             693,330,509     133,853,560        (16,011,246)       117,842,314
AAL Mid Cap Index              25,131,756       5,485,231         (2,752,912)         2,732,319
AAL Mid Cap Index II           31,035,916       7,494,468         (2,474,560)         5,019,908
AAL International             150,335,710      17,643,941         (8,548,265)         9,095,676
AAL Capital Growth          1,946,630,478   1,099,706,169        (92,050,822)     1,007,655,347
AAL Large Company Index        26,400,405       2,094,420         (3,636,503)        (1,542,083)
AAL Large Company Index II     46,285,460       3,008,443         (8,052,428)        (5,043,985)
AAL Equity Income             227,347,105      32,508,798        (11,821,039)        20,687,759
AAL Balanced                  427,775,457      27,205,943        (12,204,140)        15,001,803
AAL High Yield Bond           128,028,184       7,933,592         (1,113,685)         6,819,907
AAL Municipal Bond            623,301,360      44,146,896         (2,356,647)        41,790,249
AAL Bond                      647,798,389      11,286,608         (2,002,319)         9,284,289
AAL Bond Index                 46,918,340       1,035,413           (187,330)           848,083
AAL Money Market              418,743,567              --                 --                 --

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholder, by class, for the six months ended
October 31, 2003 and the year ended April 30, 2003, are as follows:

                                                                       Net Investment Income
                                       ------------------------------------------------------------------------------------
                                                         2002                                       2003
                                       ---------------------------------------    -----------------------------------------
                                                                 Institutional                                Institutional
Fund                                     Class A     Class B         Class          Class A      Class B          Class
------------------------------------   ----------   ----------   -------------    ----------    ----------    -------------
The AAL International Fund                    $--          $--             $--      $578,875           $--          $37,081
The AAL Capital Growth Fund             4,509,832           --         284,133     8,119,482            --          405,974
The AAL Large Company Index Fund II            --           --              --       122,309            --               --
The AAL Equity Income Fund *              768,469           --          68,324     2,535,494         5,043           96,311
The AAL Balanced Fund                   2,385,412       80,943       1,261,573     5,111,830       221,480        1,148,587
The AAL High Yield Bond Fund            4,458,801      190,356         131,446     9,575,283       511,785          263,024
The AAL Municipal Bond Fund            13,924,825      217,582          80,039    28,498,469       433,744          222,645
The AAL Bond Fund                      11,152,929      229,623         693,350    22,638,728       379,801        1,295,063
The AAL Money Market Fund                 599,395        1,107         318,800     3,391,021        12,976        1,240,728

* For the year ended April 30, 2003, distributions from net investment income for The AAL Equity Income Fund had a return of capital of
$218,119 for Class A shares and $6,649 for Institutional Class shares.
No Funds had a return of capital for the six months ended October 31,
2003.

                                                                       Net Realized Gains
                                       ------------------------------------------------------------------------------------
                                                         2002                                       2003
                                       ---------------------------------------    -----------------------------------------
                                                                 Institutional                                Institutional
Fund                                     Class A     Class B         Class          Class A      Class B          Class
------------------------------------   ----------   ----------   -------------    ----------    ----------    -------------
The AAL Small Cap Index Fund II               $--          $--             $--      $123,156       $12,150              $--
The AAL Small Cap Value Fund                   --           --              --       168,998        16,195           21,570
The AAL Mid Cap Index Fund II                  --           --              --       302,359        28,364               --

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the six months ended October 31, 2003, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                     In thousands
                                ----------------------
Portfolio                        Purchases      Sales
------------------------------------------------------
The AAL Technology Stock Fund       $9,371      $7,952
The AAL Aggressive Growth Fund      23,549      22,628
The AAL Small Cap Stock Fund       211,242     222,034
The AAL Small Cap Index Fund II      2,394       1,507
The AAL Small Cap Value Fund        23,876      19,177
The AAL Mid Cap Stock Fund         346,500     381,426
The AAL Mid Cap Index Fund           2,473       1,007
The AAL Mid Cap Index Fund II       10,716       4,727
The AAL International Fund          54,492      61,446
The AAL Capital Growth Fund        106,401     403,787
The AAL Large Company Index Fund     4,438      43,797
The AAL Large Company Index Fund II  6,090         312
The AAL Equity Income Fund          27,375      37,274
The AAL Balanced Fund               51,892      88,979
The AAL High Yield Fund             61,591      57,816
The AAL Municipal Bond Fund         39,306      17,217
The AAL Bond Fund                  183,391     190,344
The AAL Bond Index Fund             10,826      27,251

Purchases and sales of U.S. Government securities were:

                                     In thousands
                                ----------------------
Portfolio                        Purchases      Sales
------------------------------------------------------
The AAL Balanced Fund            $ 287,888   $ 288,390
The AAL Bond Fund                1,080,086   1,093,846
The AAL Bond Index Fund             77,347      99,083

(B) Investments in Restricted Securities -- The AAL High Yield Bond
Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $3,698,666 at October 31, 2003, which represented 2.68%
of the net assets of the AAL High Yield Bond Fund. The Funds have no right to require registration of unregistered securities.

(C) Investments in High Yielding Securities -- The AAL High Yield Bond
Fund invests primarily in high yielding fixed income securities. The
AAL Bond Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts -- The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Open Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the six months ended October 31, 2003, were as follows:

                                        AAL Aggressive Growth Fund
                                        --------------------------
                                        Number of          Premium
                                        Contracts           Amount
--------------------------------------------------------------------
Balance at October 31, 2002                      --              $--
Opened                                           28            4,462
Closed                                          (24)          (3,674)
                                     --------------       ----------
Balance at October 31, 2003                       4             $788
                                     ==============       ==========

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of
1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any mutual fund. A summary of transactions for the six months ended October 31, 2003, in The AAL Money Market Fund, is follows:

                                           Gross              Gross         Balance of Shares                     Dividend Income
                                       Purchases and        Sales and         Held October 31,       Value         May 1, 2003 --
                                         Additions          Reductions            2003         October 31, 2003   October 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
The AAL Technology Stock Fund          $2,355,868        $1,541,384              2,371,273         $2,371,273        $5,792
The AAL Aggressive Growth Fund          4,264,359         4,595,099                784,049            784,049         2,190
The AAL Small Cap Stock Fund           85,561,150        74,796,904             12,652,985         12,652,985        32,176
The AAL Small Cap Index Fund II         2,749,313         1,449,781              1,361,450          1,361,450         1,493
The AAL Small Cap Value Fund            8,009,973         7,069,920              2,306,928          2,306,928         5,969
The AAL Mid Cap Stock Fund             25,129,436        25,314,645             12,223,724         12,223,724        35,372
The AAL Mid Cap Index Fund              2,942,647         2,437,567              1,036,465          1,036,465         2,530
The AAL Mid Cap Index Fund II           3,639,634         3,512,625                662,990            662,990         3,011
The AAL Capital Growth Fund            38,454,086        34,456,036             12,538,511         12,538,511        25,231
The AAL Large Company Index Fund        4,480,626         6,607,381                585,963            585,963         2,974
The AAL Large Company Index Fund II     5,570,563         5,707,108              1,033,976          1,033,976         3,981
The AAL Equity Income Fund             14,639,861        12,881,124              5,977,697          5,977,697        19,606
The AAL Balanced Fund                  36,211,260        36,093,316             12,713,096         12,713,096        34,505
The AAL Bond Fund                      34,831,035        33,126,175             12,144,171         12,144,171        35,521
The AAL Bond Index Fund                   562,158         2,531,653              1,949,475          1,949,475         9,001

(8) FORWARD CURRENCY CONTRACTS

As of October 31, 2003, The AAL International Fund had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized appreciation of $27:

                                                                                             Unrealized
                             Expiration                    Contract     Market Value        Appreciation/
Currency Purchased              Date         Quantity        Amount    At End of Period    (Depreciation)
---------------------------------------------------------------------------------------------------------
EUR                          11/4/03           602,996     $698,029        $700,996           $2,967
JPY                          11/6/03        27,779,475      254,904         252,690           (2,214)
                                                                                          ----------
                                                                                                $753
                                                                                          ==========

                                                                                             Unrealized
                             Expiration                    Contract     Market Value        Appreciation/
Currency Sold                   Date         Quantity        Amount    At End of Period    (Depreciation)
---------------------------------------------------------------------------------------------------------
EUR                          11/3/03           646,354     $754,682        $751,399           $3,283
AUDC                         11/3/03           680,192      478,991         482,645           (3,654)
EUR                          11/4/03         2,735,602    3,180,128       3,180,193              (65)
EUR                          11/5/03            58,985       68,282          68,572             (290)
                                                                                          ----------
                                                                                                (726)
                                                                                          ----------
                                                                                    TOTAL        $27
                                                                                          ==========

(9) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Transactions in Fund shares were as follows:

                                                               The AAL Technology Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          4,378,722    $10,489,136          322,042       $750,091        1,021,683     $2,634,557
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                     (2,641,039)    (6,232,216)         (93,926)      (214,226)      (2,620,400)    (7,068,273)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,737,683     $4,256,920          228,116       $535,865       (1,598,717)   $(4,433,716)
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                          2,050,341     $6,076,713          210,005       $605,211              109           $320
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                     (1,344,038)    (3,947,251)        (152,581)      (428,308)            (561)        (1,617)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                      706,303     $2,129,462           57,424       $176,903             (452)       $(1,297)
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Aggressive Growth Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          2,009,788     $7,533,552          225,924       $815,411          363,729     $1,469,145
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                     (1,650,657)    (5,998,338)         (80,046)      (285,286)      (1,081,450)    (4,284,327)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                     $359,131     $1,535,214          145,878       $530,125         (717,721)   $(2,815,182)
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                            865,242     $3,562,462          114,105       $449,034                2            $10
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                       (613,385)    (2,505,020)        (155,603)      (616,005)            (786)        (3,265)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                      251,857     $1,057,442          (41,498)     $(166,971)            (784)       $(3,255)
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Small Cap Stock Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          3,978,322    $47,496,197          344,965     $3,866,489          413,374     $5,035,811
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                     (4,121,616)   (46,901,963)        (805,925)    (8,837,854)        (194,264)    (2,236,645)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                     (143,294)      $594,234         (460,960)   $(4,971,365)         219,110     $2,799,166
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                          1,606,498    $21,720,041          159,836     $2,034,230           37,478       $514,075
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                     (1,579,218)   (21,174,118)        (343,398)    (4,284,402)          (3,348)       (48,865)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                       27,280       $545,923         (183,562)   $(2,250,172)          34,130       $465,210
                           ============   ============     ============   ============     ============   ============

                                          The AAL Small Cap Index Fund II
                           -----------------------------------------------------------
                                      Class A                          Class B
                           ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------
Sold                            682,065     $6,246,710           86,130       $762,168
Dividends and
distributions reinvested         11,890        122,343            1,199         12,149
Redeemed                       (281,412)    (2,448,619)         (11,373)       (95,183)
                           ------------   ------------     ------------   ------------
Net change                      412,543     $3,920,434           75,956       $679,134
                           ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                            316,113     $3,320,858           35,420       $359,596
Dividends and
distributions reinvested             --             --               --             --
Redeemed                       (117,448)    (1,210,383)          (6,214)       (63,110)
                           ------------   ------------     ------------   ------------
Net change                      198,665     $2,110,475           29,206       $296,486
                           ============   ============     ============   ============

                                                            The AAL Small Cap Value Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          1,707,983    $16,485,676          143,733     $1,344,321          113,249     $1,004,332
Dividends and
distributions reinvested         15,616        168,804            1,507         16,199            1,983         21,570
Redeemed                       (667,504)    (5,973,043)         (26,573)      (236,673)         (10,034)       (89,991)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,056,095    $10,681,437          118,667     $1,123,847          105,198       $935,911
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                            503,449     $5,569,392           59,133       $649,029          195,762     $2,138,369
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                       (212,252)    (2,327,979)          (8,619)       (90,582)         (38,271)      (407,261)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                      291,197     $3,241,413           50,514       $558,447          157,491     $1,731,108
                           ============   ============     ============   ============     ============   ============

                                                              The AAL Mid Cap Stock Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          5,622,797    $61,355,828          436,184     $4,433,244          428,076     $4,775,897
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                     (9,968,058)  (104,853,157)        (856,791)    (8,546,850)        (417,793)    (4,575,270)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (4,345,261)  $(43,497,329)        (420,607)   $(4,113,606)          10,283       $200,627
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                          2,080,840    $25,031,333          178,627     $1,980,225          190,477     $2,357,610
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                     (4,100,690)   (49,097,538)        (333,169)    (3,659,061)        (113,131)    (1,390,244)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (2,019,850)  $(24,066,205)        (154,542)   $(1,678,836)          77,346       $967,366
                           ============   ============     ============   ============     ============   ============

                            The AAL Mid Cap Index Fund                    The AAL Mid Cap Index Fund II
                           ---------------------------     -----------------------------------------------------------
                                Institutional Class                   Class A                          Class B
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                            453,532     $4,084,475        1,072,267     $9,537,229          114,965       $977,283
Dividends and
distributions reinvested         79,150        704,768           35,578        299,925            3,443         28,333
Redeemed                       (371,137)    (3,273,942)        (478,709)    (4,034,206)         (21,403)      (177,847)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                      161,545     $1,515,301          629,136     $5,802,948           97,005       $827,769
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                            265,733     $2,642,916          444,821     $4,426,945           65,240       $637,046
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                        (95,531)      (958,860)        (851,223)    (8,073,836)         (11,773)     (113,620)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                      170,202     $1,684,056         (406,402)   $(3,646,891)          53,467       $523,426
                           ============   ============     ============   ============     ============   ============

                                                            The AAL International Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          5,083,299    $35,917,668          231,712     $1,617,935           88,790       $723,975
Dividends and
distributions reinvested         85,334        574,295               --             --            3,059         20,677
Redeemed                     (5,544,889)   (37,965,359)        (462,104)    (3,206,174)         (17,240)      (121,855)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                     (376,256)   $(1,473,396)        (230,392)   $(1,588,239)          74,609       $622,797
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                          2,825,285    $21,562,851           94,843       $697,857           31,364       $229,497
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                     (3,170,056)   (23,873,858)        (127,879)      (932,855)        (105,194)      (793,382)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                     (344,771)   $(2,311,007)         (33,036)     $(234,998)         (73,830)     $(563,885)
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Capital Growth Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          7,453,661   $188,742,782          509,708    $12,339,095          976,708    $24,557,544
Dividends and
distributions reinvested        318,131      8,009,547               --             --           14,388        366,892
Redeemed                    (18,886,433)  (464,941,823)      (1,561,730)   (37,394,305)        (515,719)   (12,916,711)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                  (11,114,641) $(268,189,494)      (1,052,022)  $(25,055,210)         475,377    $12,007,725
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                          3,165,557    $85,809,144          250,416     $6,453,973          321,578     $8,704,218
Dividends and
distributions reinvested        167,728      4,448,145               --             --            9,840        261,240
Redeemed                     (6,627,534)  (179,219,857)        (586,047)   (15,061,517)        (172,659)    (4,697,726)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (3,294,249)  $(88,962,568)        (335,631)   $(8,607,544)         158,759     $4,267,732
                           ============   ============     ============   ============     ============   ============

                                   The AAL Large
                                 Company Index Fund                      The AAL Large Company Index Fund II
                           ---------------------------     -----------------------------------------------------------
                                Institutional Class                   Class A                          Class B
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          3,307,437    $21,158,281        1,709,196    $10,690,308          211,984     $1,280,873
Dividends and
distributions reinvested         46,003        277,400           20,081        120,685               --             --
Redeemed                     (2,051,928)   (12,531,282)      (1,440,451)    (8,615,260)         (20,768)      (109,475)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,301,512     $8,904,399          288,826     $2,195,733          191,216     $1,171,398
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                            755,104     $5,116,958        1,080,028     $7,461,021          141,451       $954,967
Dividends and
distributions reinvested             --             --               --             --               --             --
Redeemed                     (7,153,266)   (47,105,844)        (326,202)    (2,249,663)        (117,494)     (776,626)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (6,398,162)  $(41,988,886)         753,826     $5,211,358           23,957       $178,341
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Equity Income Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          2,191,772    $23,473,991          122,528     $1,294,137          761,883     $7,733,488
Dividends and
distributions reinvested        237,928      2,453,812              502          4,977            7,530         79,091
Redeemed                     (4,816,090)   (49,282,694)        (289,670)    (2,951,035)        (515,332)    (5,449,859)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (2,386,390)  $(23,354,891)        (166,640)  $(1,651,921)         254,081     $2,362,720
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                            890,190     $9,908,550           61,853       $686,862          128,056     $1,437,885
Dividends and
distributions reinvested         67,408        743,844               --             --            5,603         61,855
Redeemed                     (1,797,892)   (19,993,899)        (178,522)    (1,963,994)         (70,287)      (781,058)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                     (840,294)   $(9,341,505)        (116,669)   $(1,277,132)          63,372       $718,682
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Balanced Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          3,416,858    $36,196,164          307,223     $3,230,520       10,690,466   $114,145,026
Dividends and
distributions reinvested        477,441      4,991,386           20,998        219,526          111,076      1,145,377
Redeemed                     (6,156,135)   (64,447,749)        (461,808)    (4,789,207)      (1,086,816)   (11,220,338)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (2,261,836)  $(23,260,199)        (133,587)   $(1,339,161)       9,714,726   $104,070,065
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                          1,712,569    $19,210,216          184,058     $2,049,776          369,081     $4,119,542
Dividends and
distributions reinvested        208,910      2,325,018            7,255         80,395          113,365      1,260,000
Redeemed                     (2,160,268)   (24,195,882)        (318,380)    (3,542,368)        (546,103)    (6,126,320)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                     (238,789)   $(2,660,648)        (127,067)   $(1,412,197)         (63,657)     $(746,778)
                           ============   ============     ============   ============     ============   ============

                                                            The AAL High Yield Bond Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          3,571,703    $20,664,401          121,452       $704,358           98,715       $585,893
Dividends and
distributions reinvested      1,105,584      6,321,840           51,479        293,654           32,306        184,899
Redeemed                     (5,121,145)   (29,402,824)        (551,791)    (3,145,287)         (42,075)      (241,368)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                     (443,858)   $(2,416,583)        (378,860)   $(2,147,275)          88,946       $529,424
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                          2,813,577    $18,046,497          189,548     $1,218,119           18,283       $117,616
Dividends and
distributions reinvested        463,384      2,973,543           17,976        115,333           14,908         95,625
Redeemed                     (2,479,812)   (15,883,472)        (220,465)    (1,407,968)          (9,491)       (60,128)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                      797,149     $5,136,568          (12,941)      $(74,516)          23,700       $153,113
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Municipal Bond Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          9,997,451   $114,243,001          328,130     $3,753,555           44,092       $498,114
Dividends and
distributions reinvested      2,030,621     23,248,861           31,462        360,177            2,528         28,885
Redeemed                     (7,159,974)   (81,931,508)        (269,067)    (3,082,836)        (218,741)    (2,488,733)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    4,868,098    $55,560,354           90,525     $1,030,896         (172,121)   $(1,961,734)
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                          3,199,398    $36,854,998          217,001     $2,511,397           67,461       $785,634
Dividends and
distributions reinvested        983,267     11,283,911           15,477        177,553            1,831         20,936
Redeemed                     (5,970,175)   (68,452,452)        (168,330)    (1,941,683)         (61,065)      (701,189)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (1,787,510)  $(20,313,543)          64,148       $747,267            8,227       $105,381
                           ============   ============     ============   ============     ============   ============

                                                                  The AAL Bond Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                         13,943,165   $139,480,773          694,640     $6,970,962        1,245,466    $12,470,799
Dividends and
distributions reinvested      1,960,681     19,731,887           32,703        329,579           96,159        968,203
Redeemed                    (10,827,360)  (109,048,807)        (253,040)    (2,550,859)        (833,907)    (8,360,303)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    5,076,486    $50,163,853          474,303     $4,749,682          507,718     $5,078,699
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                          2,714,262    $27,975,586          201,552     $2,077,035          686,539     $7,018,104
Dividends and
distributions reinvested        945,949      9,726,505           19,946        205,213           53,164        546,992
Redeemed                     (7,705,913)   (79,208,010)        (195,774)    (2,013,264)        (496,635)    (5,113,686)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (4,045,702)  $(41,505,919)          25,724       $268,984          243,068     $2,451,410
                           ============   ============     ============   ============     ============   ============

                              The AAL Bond Index Fund
                           ---------------------------
                                Institutional Class
                           ---------------------------
Year Ended April 30, 2003        Shares         Amount
-------------------------  ------------   ------------
Sold                          3,796,017    $40,643,025
Dividends and
distributions reinvested        120,233      1,301,035
Redeemed                     (2,145,587)   (23,225,442)
                           ------------   ------------
Net change                    1,770,663    $18,718,618
                           ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                            159,336     $1,744,089
Dividends and
distributions reinvested         81,575        884,152
Redeemed                     (3,863,644)   (42,591,333)
                           ------------   ------------
Net change                   (3,622,733)  $(39,963,092)
                           ============   ============

                                                              The AAL Money Market Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2003        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                        383,009,911   $383,009,911        3,160,982     $3,160,982      774,040,495   $774,040,495
Dividends and
distributions reinvested      3,321,618      3,321,618           12,249         12,249        1,015,369      1,015,369
Redeemed                   (436,462,816)  (436,462,816)      (3,143,731)    (3,143,731)    (801,421,347)  (801,421,347)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                  (50,131,287)  $(50,131,287)          29,500        $29,500      (26,365,483)  $(26,365,483)
                           ============   ============     ============   ============     ============   ============

Six Months Ended October 31, 2003 (unaudited)
---------------------------------------------
Sold                        132,672,620   $132,672,620          624,811       $624,811      313,343,618   $313,343,618
Dividends and
distributions reinvested        588,158        588,158            1,015          1,015          275,424        275,424
Redeemed                   (181,137,844)  (181,137,844)      (1,181,462)    (1,181,462)    (292,592,791)  (292,592,791)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                  (47,877,066)  $(47,877,066)        (555,636)     $(555,636)      21,026,251    $21,026,251
                           ============   ============     ============   ============     ============   ============

(10) LINE OF CREDIT

Effective May 1, 2003, The AAL Mutual Funds, along with the AAL
Variable Product Series Fund, Inc., The Lutheran Brotherhood Family of
Funds, and the LB Series Fund, Inc., entered into an unsecured $75 million bank line of credit agreement with State Street Bank and Trust
Company. Borrowings under the agreement would bear interest at the
Federal Funds rate plus 0.50%. The Funds are allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions.
The Funds did not borrow against the line during the six months ended
October 31, 2003.

The AAL Mutual Funds
Financial Highlights

                                                                     The AAL Technology Stock Fund
                                                                             Class A Shares
-----------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended           Year           Year         Period
                                                            10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)       (unaudited)      4/30/2003      4/30/2002   4/30/2001(e)
-----------------------------------------------------------------------------------------------------------------
                                                          ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                           $2.50          $3.15          $5.13         $10.00
                                                          ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment loss                                            (0.01)         (0.05)         (0.06)         (0.05)
Net realized and unrealized gain/(loss)
on investments (b)                                              0.81          (0.60)         (1.92)         (4.82)
                                                          ----------     ----------     ----------     ----------
Total from Investment Operations                                0.80          (0.65)         (1.98)         (4.87)
                                                          ----------     ----------     ----------     ----------
Net Asset Value, End of period                                 $3.30          $2.50          $3.15          $5.13
                                                          ----------     ----------     ----------     ----------

Total return (c)                                               32.00%        (20.63)%       (38.60)%       (48.70)%
Net assets, end of period (in millions)                        $40.9          $29.3          $31.4          $27.8
Ratio of expenses to average net assets (d)                     1.27%          2.39%          2.29%          2.40%
Ratio of net investment loss to
average net assets (d)                                         (0.90)%        (2.09)%        (2.05)%        (1.70)%
Portfolio turnover rate                                           21%            67%            57%            44%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                     2.29%          2.75%          2.33%          2.40%
Ratio of net investment loss to
average net assets (d)                                         (1.92)%        (2.45)%        (2.09)%        (1.71)%

                                                                       The AAL Technology Stock Fund
                                                                             Class B Shares
-----------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended           Year           Year         Period
                                                            10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)       (unaudited)      4/30/2003      4/30/2002   4/30/2001(e)
-----------------------------------------------------------------------------------------------------------------
                                                          ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                           $2.43          $3.09          $5.10         $10.00
                                                          ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment loss                                            (0.02)         (0.06)         (0.09)         (0.09)
Net realized and unrealized gain/(loss)
on investments (b)                                              0.79          (0.60)         (1.92)         (4.81)
                                                          ----------     ----------     ----------     ----------
Total from Investment Operations                                0.77          (0.66)         (2.01)         (4.90)
                                                          ----------     ----------     ----------     ----------
Net Asset Value, End of period                                 $3.20          $2.43          $3.09          $5.10
                                                          ----------     ----------     ----------     ----------

Total return (c)                                               31.69%        (21.36)%       (39.41)%       (49.00)%
Net assets, end of period (in millions)                         $3.6           $2.6           $2.6           $2.6
Ratio of expenses to average net assets (d)                     1.73%          3.50%          3.25%          3.40%
Ratio of net investment loss to
average net assets (d)                                         (1.36)%        (3.20)%        (3.01)%        (2.68)%
Portfolio turnover rate                                           21%            67%            57%            44%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                     3.50%          4.12%          3.29%          3.41%
Ratio of net investment loss to
average net assets (d)                                         (3.13)%        (3.82)%        (3.05)%        (2.69)%

                                                                   The AAL Technology Stock Fund
                                                                     Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                           Ended         Year           Year            Period
                                                        10/31/03        Ended          Ended             Ended
For a share outstanding throughout each period (a)    (unaudited)    4/30/2003      4/30/2002      4/30/2001(e)
-----------------------------------------------------------------------------------------------------------------
                                                          ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                           $2.59          $3.22          $5.19         $10.00
                                                          ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment loss                                            (0.01)         (0.02)         (0.03)         (0.02)
Net realized and unrealized gain/(loss)
on investments (b)                                              0.83          (0.61)         (1.94)         (4.79)
                                                          ----------     ----------     ----------     ----------
Total from Investment Operations                                0.82          (0.63)         (1.97)         (4.81)
                                                          ----------     ----------     ----------     ----------
Net Asset Value, End of period                                 $3.41          $2.59          $3.22          $5.19
                                                          ----------     ----------     ----------     ----------

Total return (c)                                               31.66%        (19.57)%       (37.96)%        48.10%
Net assets, end of period (in millions)                         $2.9           $2.2           $7.9           $9.3
Ratio of expenses to average net assets (d)                     1.04%          1.06%          1.10%          1.32%
Ratio of net investment loss to
average net assets (d)                                         (0.67)%        (0.76)%        (0.86)%        (0.59)%
Portfolio turnover rate                                           21%            67%            57%           44%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                     1.06%          1.08%          1.14%         1.33%
Ratio of net investment loss to
average net assets (d)                                         (0.69)%        (0.78)%        (0.90)%       (0.60)%

                                                                        The AAL Aggressive Growth Fund
                                                                                 Class A Shares
-----------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended           Year           Year         Period
                                                            10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)        (unaudited)      4/30/2003      4/30/2002   4/30/2001(e)
-----------------------------------------------------------------------------------------------------------------
                                                          ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                           $3.75          $4.53          $6.70         $10.00
                                                          ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                   (0.03)         (0.06)         (0.06)         (0.02)
Net realized and unrealized gain/(loss)
on investments (b)                                              0.63          (0.72)         (2.11)         (3.28)
                                                          ----------     ----------     ----------     ----------
Total from Investment Operations                                0.60          (0.78)         (2.17)         (3.30)
                                                          ----------     ----------     ----------     ----------
Net Asset Value, End of period                                 $4.35          $3.75          $4.53          $6.70
                                                          ----------     ----------     ----------     ----------

Total return (c)                                               16.00%        (17.22)%       (32.39)%        33.00%
Net assets, end of period (in millions)                        $36.2          $30.2          $34.9          $35.3
Ratio of expenses to average net assets (d)                     2.43%          2.64%          2.21%          2.12%
Ratio of net investment income/(loss) to
average net assets (d)                                         (1.48)%        (1.72)%        (1.34)%       (0.51)%
Portfolio turnover rate                                           58%           204%            94%            70%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                     2.44%          2.65%          2.21%          2.12%
Ratio of net investment income/(loss) to
average net assets (d)                                         (1.49)%        (1.73)%        (1.34)%        (0.51)%

                                                                        The AAL Aggressive Growth Fund
                                                                                Class B Shares
-----------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended           Year           Year         Period
                                                            10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)        (unaudited)      4/30/2003      4/30/2002   4/30/2001(e)
-----------------------------------------------------------------------------------------------------------------
                                                           ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                            $3.63          $4.44          $6.65         $10.00
                                                           ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                    (0.05)         (0.09)         (0.10)         (0.06)
Net realized and unrealized gain/(loss)
on investments (b)                                               0.61          (0.72)         (2.11)         (3.29)
                                                           ----------     ----------     ----------     ----------
Total from Investment Operations                                 0.56          (0.81)         (2.21)         (3.35)
                                                           ----------     ----------     ----------     ----------
Net Asset Value, End of period                                  $4.19          $3.63          $4.44          $6.65
                                                           ----------     ----------     ----------     ----------

Total return (c)                                                15.43%        (18.24)%       (33.23)%       (33.50)%
Net assets, end of period (in millions)                          $3.6           $3.3           $3.4           $3.0
Ratio of expenses to average net assets (d)                      3.52%          3.73%          3.33%          3.32%
Ratio of net investment income/(loss) to
average net assets (d)                                          (2.57)%        (2.81)%        (2.46)%        (1.62)%
Portfolio turnover rate                                            58%           204%            94%            70%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                      3.53%          3.74%          3.33%          3.32%
Ratio of net investment income/(loss) to
average net assets (d)                                          (2.58)%        (2.82)%        (2.46)%        (1.62)%

                                                                        The AAL Aggressive Growth Fund
                                                                          Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended           Year           Year         Period
                                                            10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)        (unaudited)      4/30/2003      4/30/2002   4/30/2001(e)
-----------------------------------------------------------------------------------------------------------------
                                                           ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                            $3.88          $4.62          $6.77         $10.00
                                                           ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                       --           0.02          (0.01)          0.03
Net realized and unrealized gain/(loss)
on investments (b)                                               0.65          (0.76)         (2.14)         (3.26)
                                                           ----------     ----------     ----------     ----------
Total from Investment Operations                                 0.65          (0.74)         (2.15)         (3.23)
                                                           ----------     ----------     ----------     ----------
Net Asset Value, End of period                                  $4.53          $3.88          $4.62          $6.77
                                                           ----------     ----------     ----------     ----------

Total return (c)                                                16.75%        (16.02)%       (31.76)%       (32.30)%
Net assets, end of period (in millions)                          $3.3           $2.8           $6.7           $8.2
Ratio of expenses to average net assets (d)                      1.17%          1.10%          1.15%          1.17%
Ratio of net investment income/(loss) to
average net assets (d)                                          (0.22)%        (0.18)%        (0.28)%         0.60%
Portfolio turnover rate                                            58%           204%            94%            70%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                      1.18%          1.11%          1.15%          1.17%
Ratio of net investment income/(loss) to
average net assets (d)                                          (0.23)%        (0.19)%        (0.28)%         0.60%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                              The AAL Small Cap Stock Fund
                                                                                    Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                    ----------   ----------   ----------   ----------   ----------     ----------
Net Asset Value, Beginning of Period                    $11.55       $14.82       $13.39       $14.60       $10.89         $13.84
                                                    ----------   ----------   ----------   ----------   ----------     ----------
Income from Investment Operations
Net investment income/(loss)                             (0.05)       (0.09)       (0.09)       (0.06)       (0.08)         (0.12)
Net realized and unrealized gain/(loss)
on investments (b)                                        3.42        (3.18)        1.60         1.05         3.79          (2.51)
                                                    ----------   ----------   ----------   ----------   ----------     ----------
Total from Investment Operations                          3.37        (3.27)        1.51         0.99         3.71          (2.63)
                                                    ----------   ----------   ----------   ----------   ----------     ----------
Less Distributions from
                                                    ----------   ----------   ----------   ----------   ----------     ----------
Net Realized Gain on Investments                            --           --        (0.08)       (2.20)          --          (0.32)
                                                    ----------   ----------   ----------   ----------   ----------     ----------
Net Asset Value, End of period                          $14.92       $11.55       $14.82       $13.39       $14.60         $10.89
                                                    ----------   ----------   ----------   ----------   ----------     ----------

Total return (c)                                         29.18%      (22.06)%      11.29%        7.77%       34.07%        (18.97)%
Net assets, end of period (in millions)                 $345.1       $266.7       $344.3       $258.6       $191.3         $116.0
Ratio of expenses to average net assets (d)               1.40%        1.47%        1.36%        1.40%        1.53%          1.82%
Ratio of net investment income/(loss) to
average net assets (d)                                   (0.76)       (0.78)       (0.69)       (0.54)       (0.72)%        (1.15)%
Portfolio turnover rate                                     66%          97%          59%         123%         147%           113%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)               1.42%        1.49%        1.37%        1.41%        1.65%          1.82%
Ratio of net investment income/(loss) to
average net assets (d)                                   (0.78)       (0.80)       (0.70)       (0.54)       (0.85)%        (1.15)%

                                                                                   The AAL Small Cap Stock Fund
                                                                                          Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.86       $14.08       $12.86       $14.24       $10.74       $13.73
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                               (0.12)       (0.26)       (0.24)       (0.18)       (0.19)       (0.22)
Net realized and unrealized gain/(loss)
on investments (b)                                          3.23        (2.96)        1.54         1.00         3.69        (2.50)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            3.11        (3.22)        1.30         0.82         3.50        (2.72)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Realized Gain on Investments                              --           --        (0.08)       (2.20)          --        (0.27)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $13.97       $10.86       $14.08       $12.86       $14.24       $10.74
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           28.64%      (22.87)%      10.11%        6.72%       32.71%      (19.85)%
Net assets, end of period (in millions)                    $24.5        $21.1        $33.8        $31.2        $24.6        $15.8
Ratio of expenses to average net assets (d)                 2.47%        2.45%        2.39%        2.39%        2.56%        2.89%
Ratio of net investment income/(loss) to
average net assets (d)                                     (1.84)%      (1.75)%      (1.72)%      (1.52)%      (1.76)%      (2.22)%
Portfolio turnover rate                                       66%          97%          59%         123%         147%         113%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 2.49%        2.47%        2.41%        2.40%        2.68%        2.89%
Ratio of net investment income/(loss) to
average net assets (d)                                     (1.86)%      (1.77)%      (1.74)%      (1.53)%      (1.88)%      (2.22)%

                                                                             The AAL Small Cap Stock Fund
                                                                              Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $11.98       $15.26       $13.71       $14.80       $10.95       $13.87
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                               (0.01)       (0.06)       (0.01)        0.01         0.01        (0.04)
Net realized and unrealized gain/(loss)
on investments (b)                                          3.57        (3.22)        1.64         1.10         3.84        (2.52)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            3.56        (3.28)        1.63         1.11         3.85        (2.56)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Realized Gain on Investments                              --           --        (0.08)       (2.20)          --        (0.36)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $15.54       $11.98       $15.26       $13.71       $14.80       $10.95
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           29.72%      (21.49)%      11.90%        8.53%       35.16%      (18.41)%
Net assets, end of period (in millions)                     $9.4         $6.8         $5.3         $3.8         $1.0         $0.8
Ratio of expenses to average net assets (d)                 0.73%        0.73%        0.74%        0.78%        0.72%        1.08%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.10)%      (0.03)%      (0.07)%       0.11%        0.08%       (0.40)%
Portfolio turnover rate                                       66%          97%          59%         123%         147%         113%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 0.75%        0.75%        0.75%        0.78%        0.84%        1.08%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.12)%      (0.05)%      (0.08)%       0.10%       (0.04)%      (0.04)%

                                                                     The AAL Small Cap Index Fund II
                                                                             Class A Shares
------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended           Year           Year         Period
                                                            10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)        (unaudited)      4/30/2003      4/30/2002   4/30/2001(e)
------------------------------------------------------------------------------------------------------------------
                                                           ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                            $8.89         $11.42         $10.03         $10.00
                                                           ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment loss                                             (0.01)         (0.04)         (0.07)         (0.07)
Net realized and unrealized gain/(loss)
on investments (b)                                               2.52          (2.43)          1.52           0.21
                                                           ----------     ----------     ----------     ----------
Total from Investment Operations                                 2.51          (2.47)          1.45           0.14
                                                           ----------     ----------     ----------     ----------
Less Distributions from
                                                           ----------     ----------     ----------     ----------
Net Realized Gain on Investments                                   --          (0.06)         (0.06)         (0.11)
                                                           ----------     ----------     ----------     ----------
Net Asset Value, End of period                                 $11.40          $8.89         $11.42         $10.03
                                                           ----------     ----------     ----------     ----------
Total return (c)                                                28.23%        (21.69)%        14.53%          1.43%
Net assets, end of period (in millions)                         $28.5          $20.5          $21.6          $13.3
Ratio of expenses to average net assets (d)                      1.14%          1.35%          1.51%          1.86%
Ratio of net investment loss to
average net assets (d)                                          (0.24)%        (0.44)%        (0.77)%        (1.03)%
Portfolio turnover rate                                             6%            18%            18%            36%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                      1.29%          1.40%          1.51%          1.86%
Ratio of net investment loss to
average net assets (d)                                          (0.39)%        (0.49)%        (0.77)%        (1.03)%

                                                                     The AAL Small Cap Index Fund II
                                                                             Class B Shares
------------------------------------------------------------------------------------------------------------------

                                                          Six Months
                                                               Ended           Year           Year         Period
                                                            10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)        (unaudited)      4/30/2003      4/30/2002   4/30/2001(e)
------------------------------------------------------------------------------------------------------------------
                                                           ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                            $8.69         $11.26          $9.97         $10.00
                                                           ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment loss                                             (0.05)         (0.08)         (0.14)         (0.13)
Net realized and unrealized gain/(loss)
on investments (b)                                               2.45          (2.43)          1.49           0.21
                                                           ----------     ----------     ----------     ----------
Total from Investment Operations                                 2.40          (2.51)          1.35           0.08
                                                           ----------     ----------     ----------     ----------
Less Distributions from
                                                           ----------     ----------     ----------     ----------
Net Realized Gain on Investments                                   --          (0.06)         (0.06)         (0.11)
                                                           ----------     ----------     ----------     ----------
Net Asset Value, End of period                                 $11.09          $8.69         $11.26          $9.97
                                                           ----------     ----------     ----------     ----------
Total return (c)                                                27.62%       (22.29)%         13.62%          0.73%
Net assets, end of period (in millions)                          $3.2           $2.3           $2.1           $1.5
Ratio of expenses to average net assets (d)                      1.97%          2.25%          2.27%          2.67%
Ratio of net investment loss to
average net assets (d)                                          (1.07)%        (1.34)%        (1.53)%        (1.84)%
Portfolio turnover rate                                             6%            18%            18%            36%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                      2.17%          2.32%          2.27%          2.67%
Ratio of net investment loss to
average net assets (d)                                          (1.27)%        (1.41)%        (1.53)%        (1.84)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, July 1, 2000.The accompanying notes to the financial statements are an integral part of this schedule.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                The AAL Small Cap Value Fund
                                                                      Class A Shares
---------------------------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended           Year         Period
                                                            10/31/03          Ended          Ended
For a share outstanding throughout each period (a)        (unaudited)      4/30/2003   4/30/2002(e)
---------------------------------------------------------------------------------------------------
                                                           ----------     ----------     ----------
Net Asset Value, Beginning of Period                            $9.33         $11.65         $10.00
                                                           ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                    (0.03)         (0.07)         (0.05)
Net realized and unrealized gain/(loss)
on investments (b)                                               2.88          (2.18)          1.70
                                                           ----------     ----------     ----------
Total from Investment Operations                                 2.85          (2.25)          1.65
                                                           ----------     ----------     ----------
Less Distributions from
                                                           ----------     ----------     ----------
Net Realized Gain on Investments                                   --         (0.07)             --
                                                           ----------     ----------     ----------
Net Asset Value, End of period                                 $12.18          $9.33         $11.65
                                                           ----------     ----------     ----------
Total return (c)                                                30.55%        (19.38)%        16.50%
Net assets, end of period (in millions)                         $39.7          $27.7          $22.3
Ratio of expenses to average net assets (d)                      1.49%          1.86%          2.12%
Ratio of net investment income/(loss) to
average net assets (d)                                          (0.63)%        (0.88)%        (1.19)%
Portfolio turnover rate                                            47%           147%            50%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                      2.02%          2.05%          2.16%
Ratio of net investment loss to
average net assets (d)                                          (1.16)%        (1.07)%        (1.23)%

                                                                The AAL Small Cap Value Fund
                                                                      Class B Shares
---------------------------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended           Year         Period
                                                            10/31/03          Ended          Ended
For a share outstanding throughout each period (a)       (unaudited)      4/30/2003   4/30/2002(e)
---------------------------------------------------------------------------------------------------
                                                           ----------     ----------     ----------
Net Asset Value, Beginning of Period                            $9.21         $11.59         $10.00
                                                           ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                    (0.07)         (0.12)         (0.11)
Net realized and unrealized gain/(loss)
on investments (b)                                               2.83          (2.19)          1.70
                                                           ----------     ----------     ----------
Total from Investment Operations                                 2.76          (2.31)          1.59
                                                           ----------     ----------     ----------
Less Distributions from
                                                           ----------     ----------     ----------
Net Realized Gain on Investments                                   --          (0.07)            --
                                                           ----------     ----------     ----------
Net Asset Value, End of period                                 $11.97          $9.21         $11.59
                                                           ----------     ----------     ----------
Total return (c)                                                29.97%        (20.00)%        15.90%
Net assets, end of period (in millions)                          $4.4           $2.9           $2.3
Ratio of expenses to average net assets (d)                      2.37%          2.71%          2.86%
Ratio of net investment income/(loss) to
average net assets (d)                                          (1.51)%        (1.73)%        (1.93)%
Portfolio turnover rate                                            47%           147%            50%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                      2.90%          2.91%          2.90%
Ratio of net investment loss to
average net assets (d)                                          (2.04)%        (1.93)%        (1.97)%

                                                                The AAL Small Cap Value Fund
                                                                    Institutional Shares
---------------------------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended           Year         Period
                                                            10/31/03          Ended          Ended
For a share outstanding throughout each period (a)       (unaudited)      4/30/2003   4/30/2002(e)
---------------------------------------------------------------------------------------------------
                                                           ----------     ----------     ----------
Net Asset Value, Beginning of Period                            $9.47         $11.71         $10.00
                                                           ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                     0.01             --          (0.05)
Net realized and unrealized gain/(loss)
on investments (b)                                               2.94          (2.17)          1.76
                                                           ----------     ----------     ----------
Total from Investment Operations                                 2.95          (2.17)          1.71
                                                           ----------     ----------     ----------
Less Distributions from
                                                           ----------     ----------     ----------
Net Realized Gain on Investments                                   --          (0.07)            --
                                                           ----------     ----------     ----------
Net Asset Value, End of period                                 $12.42          $9.47         $11.71
                                                           ----------     ----------     ----------
Total return (c)                                                31.15%        (18.59)%        17.10%
Net assets, end of period (in millions)                          $7.0           $3.8           $3.5
Ratio of expenses to average net assets (d)                      0.70%          0.87%          1.59%
Ratio of net investment income/(loss) to
average net assets (d)                                           0.17%          0.10%         (0.66)%
Portfolio turnover rate                                            47%           147%            50%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                      1.23%          1.07%          1.63%
Ratio of net investment loss to
average net assets (d)                                          (0.36)%        (0.10)%        (0.70)%

                                                                              The AAL Mid Cap Stock Fund
                                                                                   Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.74       $13.01       $14.73       $16.73       $13.89       $15.93
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                               (0.02)       (0.02)       (0.03)          --           --        (0.04)
Net realized and unrealized gain/(loss)
on investments (b)                                          2.41        (2.25)       (1.31)        1.19         3.67        (1.25)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            2.39        (2.27)       (1.34)        1.19         3.67        (1.29)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Realized Gain on Investments                              --           --        (0.38)       (3.19)       (0.83)       (0.75)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $13.13       $10.74       $13.01       $14.73       $16.73       $13.89
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           22.25%      (17.45)%      (9.36)%       7.26%       27.29%       (7.62)%
Net assets, end of period (in millions)                   $760.4       $643.8       $836.5       $883.2       $759.0       $584.9
Ratio of expenses to average net assets (d)                 1.26%        1.30%        1.22%        1.16%        1.14%        1.37%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.30)%      (0.18)%      (0.25)%        0.02%      (0.02)%      (0.28)%
Portfolio turnover rate                                       44%          48%          97%         144%         142%         126%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 1.27%        1.31%        1.23%        1.17%        1.24%        1.37%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.31)%      (0.19)%      (0.26)%        0.01%      (0.12)%      (0.28)%

                                                                            The AAL Mid Cap Stock Fund
                                                                                  Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                       $9.95       $12.20       $14.00       $16.20       $13.64       $15.78
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                               (0.09)       (0.18)       (0.17)       (0.12)       (0.17)       (0.17)
Net realized and unrealized gain/(loss)
on investments (b)                                          2.23        (2.07)       (1.25)        1.11         3.56        (1.27)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            2.14        (2.25)       (1.42)        0.99         3.39        (1.44)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Realized Gain on Investments                              --           --        (0.38)       (3.19)       (0.83)       (0.70)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $12.09        $9.95       $12.20       $14.00       $16.20       $13.64
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           21.51%      (18.44)%     (10.44)%       6.18%       25.71%       (8.70)%
Net assets, end of period (in millions)                    $25.8        $22.8        $33.1        $36.4        $26.9        $17.0
Ratio of expenses to average net assets (d)                 2.49%        2.50%        2.38%        2.19%        2.46%        2.56%
Ratio of net investment income/(loss) to
average net assets (d)                                     (1.53)%      (1.38)%      (1.41)%      (1.01)%      (1.33)%      (1.46)%
Portfolio turnover rate                                       44%          48%          97%         144%         142%         126%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 2.50%        2.51%        2.39%        2.20%        2.55%        2.56%
Ratio of net investment income/(loss) to
average net assets (d)                                     (1.54)%      (1.39)%      (1.42)%      (1.01)%      (1.43)%      (1.46)%

                                                                              The AAL Mid Cap Stock Fund
                                                                              Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $11.06       $13.31       $14.98       $16.89       $13.94       $15.96
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                                0.02         0.05         0.03         0.07         0.05         0.02
Net realized and unrealized gain/(loss)
on investments (b)                                          2.47        (2.30)       (1.32)        1.21         3.73        (1.25)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            2.49        (2.25)       (1.29)        1.28         3.78        (1.23)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Realized Gain on Investments                              --           --        (0.38)       (3.19)       (0.83)       (0.79)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $13.55       $11.06       $13.31       $14.98       $16.89       $13.94
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           22.51%      (16.90)%      (8.86)%       7.68%       28.00%       (7.17)%
Net assets, end of period (in millions)                    $26.4        $20.7        $24.8        $24.3        $16.5         $6.4
Ratio of expenses to average net assets (d)                 0.70%        0.68%        0.69%        0.68%        0.62%        0.85%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.26%        0.44%        0.28%        0.50%        0.51%        0.33%
Portfolio turnover rate                                       44%          48%          97%         144%         142%         126%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 0.71%        0.69%        0.70%        0.69%        0.71%        0.85%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.25%        0.43%        0.27%        0.50%        0.41%        0.37%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, July 17, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                             The AAL Mid Cap Index Fund
                                                                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended           Year           Year           Year         Period
                                                       10/31/03          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)   (unaudited)      4/30/2003      4/30/2002      4/30/2001   4/30/2000(e)
----------------------------------------------------------------------------------------------------------------------------
                                                      ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                       $8.91         $11.23         $10.80         $10.90         $10.00
                                                      ----------     ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                0.02           0.08           0.06           0.08           0.03
Net realized and unrealized gain/(loss)
on investments (b)                                          2.23          (2.07)          0.60           0.57           0.87
                                                      ----------     ----------     ----------     ----------     ----------
Total from Investment Operations                            2.25          (1.99)          0.66           0.65           0.90
                                                      ----------     ----------     ----------     ----------     ----------
Less Distributions from
Net investment income                                         --          (0.08)         (0.07)         (0.09)            --
Net realized gain on investments                              --          (0.25)         (0.16)         (0.66)            --
                                                      ----------     ----------     ----------     ----------     ----------
Total Distributions                                           --          (0.33)         (0.23)         (0.75)            --
                                                      ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of period                            $11.16          $8.91         $11.23         $10.80         $10.90
                                                      ----------     ----------     ----------     ----------     ----------
Total return (c)                                           25.25%        (17.68)%         6.23%          6.13%          9.00%
Net assets, end of period (in millions)                    $27.9          $20.8          $24.3          $13.0           $8.9
Ratio of expenses to average net assets (d)                 0.63%          0.28%          0.20%          0.20%          0.20%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.52%          0.89%          0.84%          0.90%          1.02%
Portfolio turnover rate                                        4%            22%            21%            54%            25%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 0.64%          0.57%          0.88%          1.31%          1.27%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.51%          0.60%          0.16%         (0.21)%        (0.05)%

                                                                       The AAL Mid Cap Index Fund II
                                                                              Class A Shares
-------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended           Year           Year         Period
                                                       10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)   (unaudited)      4/30/2003      4/30/2002   4/30/2001(f)
-------------------------------------------------------------------------------------------------------------
                                                      ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                       $8.65         $10.71         $10.24         $10.00
                                                      ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                               (0.01)            --          (0.03)         (0.04)
Net realized and unrealized gain/(loss)
on investments (b)                                          2.15          (1.97)          0.53           0.31
                                                      ----------     ----------     ----------     ----------
Total from Investment Operations                            2.14          (1.97)          0.50           0.27
                                                      ----------     ----------     ----------     ----------
Less Distributions from
Net investment income                                         --             --             --             --
Net realized gain on investments                              --          (0.09)         (0.03)         (0.03)
                                                      ----------     ----------     ----------     ----------
Total Distributions                                           --          (0.09)         (0.03)         (0.03)
                                                      ----------     ----------     ----------     ----------
Net Asset Value, End of period                            $10.79          $8.65         $10.71         $10.24
                                                      ----------     ----------     ----------     ----------
Total return (c)                                           24.74%        (18.36)%         4.94%          2.73%
Net assets, end of period (in millions)                    $31.8          $29.0          $29.2          $18.1
Ratio of expenses to average net assets (d)                 1.26%          1.21%          1.36%          1.71%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.10)%        (0.03)%        (0.31)%        (0.58)%
Portfolio turnover rate                                       14%            16%            15%            31%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 1.27%          1.21%          1.36%          1.71%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.11)%        (0.03)%        (0.31)%        (0.58)%

                                                                       The AAL Mid Cap Index Fund II
                                                                              Class B Shares
-------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended           Year           Year         Period
                                                       10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)   (unaudited)      4/30/2003      4/30/2002   4/30/2001(f)
-------------------------------------------------------------------------------------------------------------
                                                      ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                       $8.43         $10.53         $10.17         $10.00
                                                      ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                               (0.02)         (0.04)         (0.10)         (0.10)
Net realized and unrealized gain/(loss)
on investments (b)                                          2.09          (1.97)          0.49           0.30
                                                      ----------     ----------     ----------     ----------
Total from Investment Operations                            2.07          (2.01)          0.39           0.20
                                                      ----------     ----------     ----------     ----------
Less Distributions from
Net investment income                                         --             --             --             --
Net realized gain on investments                              --          (0.09)         (0.03)         (0.03)
                                                      ----------     ----------     ----------     ----------
Total Distributions                                           --          (0.09)         (0.03)         (0.03)
                                                      ----------     ----------     ----------     ----------
Net Asset Value, End of period                            $10.50          $8.43         $10.53         $10.17
                                                      ----------     ----------     ----------     ----------
Total return (c)                                           24.56%       (19.05)%          3.89%          2.03%
Net assets, end of period (in millions)                     $4.2           $3.0           $2.7           $1.8
Ratio of expenses to average net assets (d)                 1.68%          2.03%          2.30%          2.57%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.53)%        (0.85)%        (1.25)%        (1.42)%
Portfolio turnover rate                                       14%            16%            15%            31%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 2.19%          2.20%          2.30%          2.57%
Ratio of net investment income/(loss) to
average net assets (d)                                     (1.04)%        (1.02)%        (1.25)%        (1.42)%

                                                                                The AAL International Fund
                                                                                      Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                       $6.68        $8.62       $10.56       $14.06       $11.35       $11.15
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                                0.02         0.03         0.01         0.25           --         0.08
Net realized and unrealized gain/(loss)
on investments (b)                                          1.51        (1.92)       (1.84)       (3.24)        2.71         0.65
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            1.53        (1.89)       (1.83)       (2.99)        2.71         0.73
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                         --        (0.05)       (0.11)       (0.24)          --        (0.44)
Net realized gain on investments                              --           --           --        (0.27)          --        (0.09)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                           --        (0.05)       (0.11)       (0.51)          --        (0.53)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                             $8.21        $6.68        $8.62       $10.56       $14.06       $11.35
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           22.90%      (22.17)%     (17.27)%     (21.61)%      23.91%        6.82%
Net assets, end of period (in millions)                   $152.7       $126.5       $166.5       $190.6       $226.7       $146.9
Ratio of expenses to average net assets (d)                 1.65%        1.71%        1.56%        1.38%        1.36%        1.74%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.61%        0.20%        0.08%        2.06%       (0.01)%       0.64%
Portfolio turnover rate                                       38%          52%          63%          38%          44%         101%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 1.65%        1.71%        1.56%        1.38%        1.41%        1.74%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.61%        0.20%        0.08%        2.06%      (0.07)%        0.64%

                                                                                The AAL International Fund
                                                                                      Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                       $6.52        $8.50       $10.39       $13.75       $11.23       $11.05
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                               (0.03)       (0.09)       (0.09)        0.10        (0.13)       (0.03)
Net realized and unrealized gain/(loss)
on investments (b)                                          1.47        (1.89)       (1.79)       (3.17)        2.65         0.64
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            1.44        (1.98)       (1.88)       (3.07)        2.52         0.61
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                         --           --        (0.01)       (0.02)          --        (0.34)
Net realized gain on investments                              --           --           --        (0.27)          --        (0.09)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                           --           --        (0.01)       (0.29)          --        (0.43)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                             $7.96        $6.52        $8.50       $10.39       $13.75       $11.23
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           22.09%      (23.29)%     (18.09)%     (22.56)%      22.44%        5.72%
Net assets, end of period (in millions)                     $7.5         $6.4        $10.3        $13.7        $15.6         $9.8
Ratio of expenses to average net assets (d)                 3.02%        3.18%        2.57%        2.53%        2.53%        2.85%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.76)%      (1.26)%      (0.93)%       0.88%       (1.19)%      (0.52)%
Portfolio turnover rate                                       38%          52%          63%          38%          44%         101%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 3.02%        3.18%        2.57%        2.53%        2.59%        2.85%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.76)%      (1.26)%      (0.93)%        0.88%      (1.25)%      (0.52)%

                                                                                      The AAL International Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                       $6.73        $8.68       $10.63       $14.15       $11.37       $11.17
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                                0.07         0.08         0.03         0.26         0.08         0.15
Net realized and unrealized gain/(loss)
on investments (b)                                          1.51        (1.89)       (1.80)       (3.20)        2.73         0.65
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            1.58        (1.81)       (1.77)       (2.94)        2.81         0.80
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                         --        (0.14)       (0.18)       (0.31)       (0.03)       (0.51)
Net realized gain on investments                              --           --           --        (0.27)          --        (0.09)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                           --        (0.14)       (0.18)       (0.58)       (0.03)       (0.60)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                             $8.31        $6.73        $8.68       $10.63       $14.15       $11.37
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           23.48%      (21.45)%     (16.61)%     (21.12)%      24.69%        7.49%
Net assets, end of period (in millions)                     $2.9         $2.8         $3.0         $3.3         $2.8         $1.9
Ratio of expenses to average net assets (d)                 0.79%        0.77%        0.78%        0.75%        0.73%        1.09%
Ratio of net investment income/(loss) to
average net assets (d)                                      1.47%        1.15%        0.86%        2.42%        0.61%        1.10%
Portfolio turnover rate                                       38%          52%          63%          38%          44%         101%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 0.79%        0.77%        0.78%        0.75%        0.79%        1.09%
Ratio of net investment income/(loss) to
average net assets (d)                                      1.47%        1.15%        0.86%        2.42%        0.55%        1.10%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, December 31, 1999.

(f) Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                           The AAL Capital Growth Fund
                                                                                 Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $25.39       $29.84       $34.82       $38.67       $35.87       $29.64
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                                0.06         0.10         0.05         0.19         0.13         0.09
Net realized and unrealized gain/(loss)
on investments (b)                                          2.79        (4.48)       (4.86)       (1.74)        3.19         6.69
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            2.85        (4.38)       (4.81)       (1.55)        3.32         6.78
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.04)       (0.07)       (0.09)       (0.16)       (0.09)       (0.09)
Net realized gain on investments                              --           --        (0.08)       (2.14)       (0.43)       (0.46)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.04)       (0.07)       (0.17)       (2.30)       (0.52)       (0.55)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $28.20       $25.39       $29.84       $34.82       $38.67       $35.87
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           11.25%      (14.66)%     (13.86)%      (4.19)%       9.28%       23.20%
Net assets, end of period (in millions)                 $2,793.1     $2,598.2     $3,385.5     $3,912.5     $4,115.1     $3,594.5
Ratio of expenses to average net assets (d)                 1.00%        1.02%        0.95%        0.91%        0.90%        0.97%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.45%        0.38%        0.16%        0.52%        0.35%        0.30%
Portfolio turnover rate                                        4%           5%           3%          13%           8%           9%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 1.00%        1.02%        0.95%        0.91%        0.92%        0.97%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.45%        0.38%        0.16%        0.52%        0.33%        0.30%

                                                                            The AAL Capital Growth Fund
                                                                                  Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $24.19       $28.67       $33.71       $37.71       $35.29       $29.38
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                               (0.09)       (0.28)       (0.27)       (0.15)       (0.22)       (0.19)
Net realized and unrealized gain/(loss)
on investments (b)                                          2.65        (4.20)       (4.69)       (1.71)        3.07         6.56
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            2.56        (4.48)       (4.96)       (1.86)        2.85         6.37
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                         --           --           --           --           --           --
Net realized gain on investments                              --           --        (0.08)       (2.14)       (0.43)       (0.46)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                           --           --        (0.08)       (2.14)       (0.43)       (0.46)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $26.75       $24.19       $28.67       $33.71       $37.71       $35.29
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           10.58%      (15.63)%     (14.73)%      (5.14)%       8.09%       21.94%
Net assets, end of period (in millions)                    $80.8        $81.2       $126.4       $154.1       $148.6       $107.6
Ratio of expenses to average net assets (d)                 2.17%        2.16%        1.97%        1.88%        1.95%        1.99%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.72)%      (0.75)%      (0.86)%      (0.44)%      (0.69)%      (0.74)%
Portfolio turnover rate                                        4%           5%           3%          13%           8%           9%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 2.17%        2.16%        1.97%        1.88%        1.96%        1.99%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.72)%      (0.75)%      (0.86)%      (0.44)%      (0.71)%      (0.74)%

                                                                                     The AAL Capital Growth Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $25.46       $29.90       $34.88       $38.72       $35.89       $29.67
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                                0.12         0.21         0.18         0.33         0.27         0.21
Net realized and unrealized gain/(loss)
on investments (b)                                          2.80        (4.47)       (4.88)       (1.73)        3.20         6.67
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            2.92        (4.26)       (4.70)       (1.40)        3.47         6.88
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.10)       (0.18)       (0.20)       (0.30)       (0.21)       (0.20)
Net realized gain on investments                              --           --        (0.08)       (2.14)       (0.43)       (0.46)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.10)       (0.18)       (0.28)       (2.44)       (0.64)       (0.66)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $28.28       $25.46       $29.90       $34.88       $38.72       $35.89
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           11.51%      (14.24)%     (13.53)%      (3.82)%       9.70%       23.55%
Net assets, end of period (in millions)                    $80.2        $68.2        $65.9        $91.8        $82.8        $46.9
Ratio of expenses to average net assets (d)                 0.56%        0.55%        0.55%        0.54%        0.52%        0.60%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.90%        0.85%        0.56%        0.90%        0.73%        0.62%
Portfolio turnover rate                                        4%           5%           3%          13%           8%           9%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 0.56%        0.55%        0.55%        0.54%        0.54%        0.60%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.90%        0.85%        0.56%        0.90%        0.72%        0.62%

                                                                          The AAL Large Company Index Fund
                                                                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended           Year           Year           Year         Period
                                                       10/31/03          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)   (unaudited)      4/30/2003      4/30/2002      4/30/2001   4/30/2000(e)
----------------------------------------------------------------------------------------------------------------------------
                                                      ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                       $6.31          $7.38          $8.56          $9.95         $10.00
                                                      ----------     ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                0.11           0.08           0.05           0.09           0.02
Net realized and unrealized gain/(loss)
on investments (b)                                          0.85          (1.07)         (1.18)         (1.40)         (0.07)
                                                      ----------     ----------     ----------     ----------     ----------
Total from Investment Operations                            0.96          (0.99)         (1.13)         (1.31)         (0.05)
                                                      ----------     ----------     ----------     ----------     ----------
Less Distributions from
                                                      ----------     ----------     ----------     ----------     ----------
Net Investment Income                                         --          (0.08)         (0.05)         (0.08)            --
                                                      ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of period                             $7.27          $6.31          $7.38          $8.56          $9.95
                                                      ----------     ----------     ----------     ----------     ----------
Total return (c)                                           15.21%        (13.36)%       (13.22)%       (13.18)%        (0.50)%
Net assets, end of period (in millions)                    $25.0          $62.1          $63.0          $26.6          $27.6
Ratio of expenses to average net assets (d)                 0.61%          0.24%          0.20%          0.20%          0.20%
Ratio of net investment income/(loss) to
average net assets (d)                                      1.25%          1.55%          1.17%          0.97%          1.21%
Portfolio turnover rate                                       14%            23%             3%             9%             2%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 0.62%          0.36%          0.49%          0.69%          0.93%
Ratio of net investment income/(loss) to
average net assets (d)                                      1.24%          1.43%          0.88%          0.49%          0.49%

                                                              The AAL Large Company Index Fund II
                                                                        Class A Shares
-------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended           Year           Year         Period
                                                       10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)   (unaudited)      4/30/2003      4/30/2002   4/30/2001(f)
-------------------------------------------------------------------------------------------------------------
                                                      ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                       $6.30          $7.32          $8.49         $10.00
                                                      ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                0.04           0.05             --          (0.01)
Net realized and unrealized gain/(loss)
on investments (b)                                          0.92          (1.05)         (1.17)         (1.50)
                                                      ----------     ----------     ----------     ----------
Total from Investment Operations                            0.96          (1.00)         (1.17)         (1.51)
                                                      ----------     ----------     ----------     ----------
Less Distributions from
                                                      ----------     ----------     ----------     ----------
Net Investment Income                                         --          (0.02)            --             --
                                                      ----------     ----------     ----------     ----------
Net Asset Value, End of period                             $7.26          $6.30          $7.32          $8.49
                                                      ----------     ----------     ----------     ----------
Total return (c)                                           15.24%        (13.58)%       (13.78)%       (15.10)%
Net assets, end of period (in millions)                    $37.5          $27.8          $30.2          $21.1
Ratio of expenses to average net assets (d)                 0.43%          0.93%          1.29%          1.46%
Ratio of net investment income/(loss) to
average net assets (d)                                      1.31%          0.86%          0.08%         (0.20)%
Portfolio turnover rate                                        1%            16%             4%             9%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 1.19%          1.18%          1.29%          1.46%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.55%          0.61%          0.08%         (0.20)%

                                                               The AAL Large Company Index Fund II
                                                                         Class B Shares
-------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended           Year           Year         Period
                                                       10/31/03          Ended          Ended          Ended
For a share outstanding throughout each period (a)   (unaudited)      4/30/2003      4/30/2002   4/30/2001(f)
-------------------------------------------------------------------------------------------------------------
                                                      ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                       $6.15          $7.20          $8.43         $10.00
                                                      ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                0.01           0.01          (0.05)         (0.06)
Net realized and unrealized gain/(loss)
on investments (b)                                          0.89          (1.06)         (1.18)         (1.51)
                                                      ----------     ----------     ----------     ----------
Total from Investment Operations                            0.90          (1.05)         (1.23)         (1.57)
                                                      ----------     ----------     ----------     ----------
Less Distributions from
                                                      ----------     ----------     ----------     ----------
Net Investment Income                                         --             --             --             --
                                                      ----------     ----------     ----------     ----------
Net Asset Value, End of period                             $7.05          $6.15          $7.20          $8.43
                                                      ----------     ----------     ----------     ----------
Total return (c)                                           14.63%        (14.58)%       (14.59)%       (15.70)%
Net assets, end of period (in millions)                     $4.0           $3.4           $2.6           $1.8
Ratio of expenses to average net assets (d)                 1.43%          1.94%          2.18%          2.33%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.32%         (0.15)%        (0.81)%        (1.06)%
Portfolio turnover rate                                        1%            16%             4%             9%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 2.15%          2.19%          2.18%          2.33%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.40)%        (0.40)%        (0.81)%        (1.06)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, December 31, 1999.

(f) Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                            The AAL Equity Income Fund
                                                                                  Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.18       $12.90       $14.57       $14.40       $14.68       $14.31
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                                0.05         0.11         0.15         0.21         0.18         0.16
Net realized and unrealized gain/(loss)
on investments (b)                                          1.54        (2.71)       (1.64)        0.94        (0.30)        1.17
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            1.59        (2.60)       (1.49)        1.15        (0.12)        1.33
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.04)       (0.11)       (0.13)       (0.21)       (0.16)       (0.17)
Net realized gain on investments                              --           --        (0.05)       (0.77)          --        (0.79)
Return of capital                                             --        (0.01)          --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.04)       (0.12)       (0.18)       (0.98)       (0.16)       (0.96)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $11.73       $10.18       $12.90       $14.57       $14.40       $14.68
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           15.63%      (20.19)%     (10.26)%       8.26%       (0.80)%      10.08%
Net assets, end of period (in millions)                   $228.2       $206.7       $292.7       $305.1       $277.6       $262.2
Ratio of expenses to average net assets (d)                 1.05%        1.06%        0.97%        0.96%        0.92%        1.05%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.92%        1.04%        1.14%        1.48%        1.24%        1.22%
Portfolio turnover rate                                       12%          63%          34%          26%          27%          13%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 1.06%        1.07%        0.98%        0.96%        0.98%        1.05%
Ratio of net investment income/(loss) to
average net assets (d)                                      0.91%        1.03%        1.13%        1.47%        1.18%        1.22%

                                                                            The AAL Equity Income Fund
                                                                                  Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.16       $12.87       $14.54       $14.38       $14.66       $14.31
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                               (0.01)       (0.01)        0.03         0.06         0.02         0.02
Net realized and unrealized gain/(loss)
on investments (b)                                          1.52        (2.69)       (1.64)        0.93        (0.28)        1.17
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            1.51        (2.70)       (1.61)        0.99        (0.26)        1.19
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                         --        (0.01)       (0.01)       (0.06)       (0.02)       (0.05)
Net realized gain on investments                              --           --        (0.05)       (0.77)          --        (0.79)
Return of capital                                             --           --           --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                           --        (0.01)       (0.06)       (0.83)       (0.02)       (0.84)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $11.67       $10.16       $12.87       $14.54       $14.38       $14.66
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           14.86%      (21.01)%     (11.11)%       7.12%       (1.80)%       8.97%
Net assets, end of period (in millions)                     $7.9         $8.1        $12.4        $13.4        $11.6         $9.6
Ratio of expenses to average net assets (d)                 2.17%        2.16%        1.90%        1.98%        1.99%        2.09%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.20)%      (0.06)%       0.21%        0.45%        0.17%        0.16%
Portfolio turnover rate                                       12%          63%          34%          26%          27%          13%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 2.18%        2.17%        1.91%        1.98%        2.05%        2.09%
Ratio of net investment income/(loss) to
average net assets (d)                                     (0.21)%      (0.07)%       0.20%        0.45%        0.11%        0.16%

                                                                            The AAL Equity Income Fund
                                                                            Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.20       $12.92       $14.59       $14.43       $14.70       $14.32
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income/(loss)                                0.08         0.18         0.21         0.27         0.31         0.21
Net realized and unrealized gain/(loss)
on investments (b)                                          1.53        (2.73)       (1.64)        0.93        (0.35)        1.19
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            1.61        (2.55)       (1.43)        1.20        (0.04)        1.40
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.07)       (0.15)       (0.19)       (0.27)       (0.23)       (0.23)
Net realized gain on investments                              --           --        (0.05)       (0.77)          --        (0.79)
Return of capital                                             --        (0.02)          --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.07)       (0.17)       (0.24)       (1.04)       (0.23)       (1.02)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $11.74       $10.20       $12.92       $14.59       $14.43       $14.70
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                           15.82%      (19.70)%      (9.83)%       8.64%       (0.29)%      10.62%
Net assets, end of period (in millions)                    $12.0         $9.8         $9.1         $9.5         $6.2        $13.2
Ratio of expenses to average net assets (d)                 0.52%        0.51%        0.50%        0.51%        0.46%        0.60%
Ratio of net investment income/(loss) to
average net assets (d)                                      1.45%        1.59%        1.61%        1.94%        1.71%        1.65%
Portfolio turnover rate                                       12%          63%          34%          26%          27%          13%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 0.53%        0.52%        0.51%        0.51%        0.52%        0.60%
Ratio of net investment income/(loss) to
average net assets (d)                                      1.44%        1.58%        1.60%        1.94%        1.65%        1.65%

                                                                                 The AAL Balanced Fund
                                                                                     Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.75       $11.52       $12.41       $12.41       $12.15       $10.81
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.09         0.19         0.26         0.38         0.32         0.21
Net realized and unrealized gain/(loss)
on investments (b)                                          0.70        (0.76)       (0.88)          --         0.25         1.34
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.79        (0.57)       (0.62)        0.38         0.57         1.55
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.10)       (0.20)       (0.27)       (0.38)       (0.31)       (0.20)
Net realized gain on investments                              --           --           --           --           --        (0.01)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.10)       (0.20)       (0.27)       (0.38)       (0.31)       (0.21)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $11.44       $10.75       $11.52       $12.41       $12.41       $12.15
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            7.37%       (4.90)%      (5.02)%       3.10%        4.78%       14.45%
Net assets, end of period (in millions)                   $274.9       $260.8       $305.6       $291.7       $256.1       $158.3
Ratio of expenses to average net assets (d)                 1.04%        1.05%        0.99%        0.98%        1.09%        1.15%
Ratio of net investment income to
average net assets (d)                                      1.59%        1.77%        2.19%        3.07%        2.76%        2.26%
Portfolio turnover rate (e)                                   91%          69%          76%          83%          65%         213%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 1.05%        1.07%        1.02%        1.02%        1.14%        1.23%
Ratio of net investment income to
average net assets (d)                                      1.58%        1.75%        2.16%        3.03%        2.72%        2.17%

                                                                                 The AAL Balanced Fund
                                                                                    Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.70       $11.47       $12.35       $12.35       $12.10       $10.79
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.04         0.11         0.15         0.26         0.21         0.14
Net realized and unrealized gain/(loss)
on investments (b)                                          0.70        (0.76)       (0.87)          --         0.24         1.31
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.74        (0.65)       (0.72)        0.26         0.45         1.45
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.05)       (0.12)       (0.16)       (0.26)       (0.20)       (0.13)
Net realized gain on investments                              --           --           --           --           --        (0.01)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.05)       (0.12)       (0.16)       (0.26)       (0.20)       (0.14)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $11.39       $10.70       $11.47       $12.35       $12.35       $12.10
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            6.90%       (5.68)%      (5.83)%       2.13%        3.74%       13.47%
Net assets, end of period (in millions)                    $19.1        $19.3        $22.3        $21.1        $18.2        $11.9
Ratio of expenses to average net assets (d)                 1.99%        1.84%        1.89%        1.94%        2.03%        1.98%
Ratio of net investment income to
average net assets (d)                                      0.64%        0.97%        1.29%        2.11%        1.82%        1.42%
Portfolio turnover rate (e)                                   91%          60%          76%          83%          65%         213%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 2.00%        1.86%        1.92%        1.98%        2.08%        2.18%
Ratio of net investment income to
average net assets (d)                                      0.63%        0.95%        1.26%        2.07%        1.77%        1.22%

                                                                                        The AAL Balanced Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.74       $11.51       $12.39       $12.40       $12.13       $10.79
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.12         0.21         0.30         0.42         0.39         0.23
Net realized and unrealized gain/(loss)
on investments (b)                                          0.70        (0.73)       (0.86)          --         0.25         1.35
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.82        (0.52)       (0.56)        0.42         0.64         1.58
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.13)       (0.25)       (0.32)       (0.43)       (0.37)       (0.23)
Net realized gain on investments                              --           --           --           --           --        (0.01)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.13)       (0.25)       (0.32)       (0.43)       (0.37)       (0.24)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $11.43       $10.74       $11.51       $12.39       $12.40       $12.13
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            7.63%       (4.45)%      (4.65)%       3.50%        5.33%       14.73%
Net assets, end of period (in millions)                   $114.0       $107.8         $3.7         $3.4         $3.0         $2.3
Ratio of expenses to average net assets (d)                 0.59%        0.56%        0.58%        0.59%        0.60%        0.88%
Ratio of net investment income to
average net assets (d)                                      2.05%        2.26%        2.60%        3.46%        3.25%        2.50%
Portfolio turnover rate (e)                                   91%          69%          76%          83%          65%         213%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for directed
brokerage transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                 0.60%        0.57%        0.62%        0.63%        0.64%        0.88%
Ratio of net investment income to
average net assets (d)                                      2.04%        2.25%        2.56%        3.43%        3.20%        2.50%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Portfolio turnover rates for the year ended April 30, 2003, excluded mortgage dollar roll transactions.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                                The AAL High Yield Bond Fund
                                                                                       Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                       $6.27        $6.19        $6.76        $7.44        $8.92       $10.31
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.23         0.50         0.54         0.63         0.87         0.91
Net realized and unrealized gain/(loss)
on investments (b)                                          0.30         0.08        (0.56)       (0.68)       (1.48)       (1.33)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.53         0.58        (0.02)       (0.05)       (0.61)       (0.42)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.23)       (0.50)       (0.55)       (0.63)       (0.87)       (0.91)
Net realized gain on investments                              --           --           --           --           --        (0.06)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.23)       (0.50)       (0.55)       (0.63)       (0.87)       (0.97)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                             $6.57        $6.27        $6.19        $6.76        $7.44        $8.92
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            8.67%       10.59%       (0.26)%      (0.81)%      (7.00)%      (3.96)%
Net assets, end of period (in millions)                   $128.1       $117.4       $118.6       $121.0       $134.3       $131.9
Ratio of expenses to average net assets (d)                 1.09%        0.93%        1.00%        1.00%        0.96%        1.00%
Ratio of net investment income to
average net assets (d)                                      7.12%        8.72%        8.41%        9.06%       10.54%        9.81%
Portfolio turnover rate                                       47%         103%          72%         106%          54%          55%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 1.09%        1.03%        1.17%        1.08%        1.12%        1.16%
Ratio of net investment income to
average net assets (d)                                      7.12%        8.62%        8.24%        8.98%       10.38%        9.64%

                                                                                The AAL High Yield Bond Fund
                                                                                       Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                       $6.27        $6.19        $6.76        $7.44        $8.92       $10.31
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.20         0.45         0.49         0.58         0.81         0.84
Net realized and unrealized gain/(loss)
on investments (b)                                          0.30         0.08        (0.56)       (0.68)       (1.48)       (1.33)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.50         0.53        (0.07)       (0.10)       (0.67)       (0.49)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.20)       (0.45)       (0.50)       (0.58)       (0.81)       (0.84)
Net realized gain on investments                              --           --           --           --           --        (0.06)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.20)       (0.45)       (0.50)       (0.58)       (0.81)       (0.90)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                             $6.57        $6.27        $6.19        $6.76        $7.44        $8.92
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            8.18%        9.61%       (1.02)%      (1.53)%      (7.65)%      (4.62)%
Net assets, end of period (in millions)                     $6.2         $6.0         $8.2         $9.7        $11.6        $12.4
Ratio of expenses to average net assets (d)                 2.00%        1.84%        1.74%        1.73%        1.62%        1.71%
Ratio of net investment income to
average net assets (d)                                      6.21%        7.81%        7.67%        8.33%        9.88%        9.09%
Portfolio turnover rate                                       47%         103%          72%         106%          54%          55%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 2.00%        2.01%        1.93%        1.99%        1.97%        1.98%
Ratio of net investment income to
average net assets (d)                                      6.21%        7.64%        7.48%        8.08%        9.53%        8.82%

                                                                              The AAL High Yield Bond Fund
                                                                               Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                       $6.27        $6.19        $6.76        $7.43        $8.91       $10.31
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.24         0.51         0.56         0.65         0.89         0.93
Net realized and unrealized gain/(loss)
on investments (b)                                          0.30         0.09        (0.57)       (0.67)       (1.48)       (1.34)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.54         0.60        (0.01)       (0.02)       (0.59)       (0.41)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.25)       (0.52)       (0.56)       (0.65)       (0.89)       (0.93)
Net realized gain on investments                              --           --           --           --           --        (0.06)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.25)       (0.52)       (0.56)       (0.65)       (0.89)       (0.99)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                             $6.56        $6.27        $6.19        $6.76        $7.43        $8.91
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            8.73%       10.88%        0.05%       (0.34)%      (6.67)%      (3.85)%
Net assets, end of period (in millions)                     $3.6         $3.3         $2.7         $2.2         $2.0         $2.2
Ratio of expenses to average net assets (d)                 0.67%        0.67%        0.68%        0.67%        0.53%        0.76%
Ratio of net investment income to
average net assets (d)                                      7.54%        8.98%        8.73%        9.34%       11.00%       10.34%
Portfolio turnover rate                                       47%         103%          72%         106%          54%          55%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 0.67%        0.67%        0.68%        0.67%        0.62%        0.76%
Ratio of net investment income to
average net assets (d)                                      7.54%        8.98%        8.73%        9.34%       10.92%       10.34%

                                                                            The AAL Municipal Bond Fund
                                                                                  Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $11.52       $11.21       $10.96       $10.45       $11.47       $11.40
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.24         0.50         0.54         0.55         0.53         0.52
Net realized and unrealized gain/(loss)
on investments (b)                                         (0.10)        0.31         0.25         0.51        (1.01)        0.25
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.14         0.81         0.79         1.06        (0.48)        0.77
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.24)       (0.50)       (0.54)       (0.55)       (0.53)       (0.52)
Net realized gain on investments                              --           --           --           --        (0.01)       (0.18)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.24)       (0.50)       (0.54)       (0.55)       (0.54)       (0.70)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $11.42       $11.52       $11.21       $10.96       $10.45       $11.47
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            1.24%        7.38%        7.27%       10.34%       (4.09)%       6.80%
Net assets, end of period (in millions)                   $645.2       $671.6       $598.6       $503.7       $461.3       $523.1
Ratio of expenses to average net assets (d)                 0.80%        0.79%        0.77%        0.73%        0.78%        0.81%
Ratio of net investment income to
average net assets (d)                                      4.18%        4.41%        4.77%        5.06%        4.98%        4.47%
Portfolio turnover rate                                        3%          18%          65%         110%         210%          95%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 0.80%        0.79%        0.82%        0.81%        0.84%        0.81%
Ratio of net investment income to
average net assets (d)                                      4.18%        4.41%        4.72%        4.98%        4.93%        4.47%

                                                                            The AAL Municipal Bond Fund
                                                                                  Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $11.52       $11.20       $10.95       $10.44       $11.47       $11.40
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.19         0.42         0.44         0.46         0.44         0.42
Net realized and unrealized gain/(loss)
on investments (b)                                         (0.10)        0.32         0.25         0.51        (1.02)        0.25
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.09         0.74         0.69         0.97        (0.58)        0.67
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.19)       (0.42)       (0.44)       (0.46)       (0.44)       (0.42)
Net realized gain on investments                              --           --           --           --        (0.01)       (0.18)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.19)       (0.42)       (0.44)       (0.46)       (0.45)       (0.60)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $11.42       $11.52       $11.20       $10.95       $10.44       $11.47
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            0.82%        6.65%        6.40%        9.39%       (4.99)%       5.93%
Net assets, end of period (in millions)                    $13.0        $12.3        $11.0         $8.5         $7.3         $7.5
Ratio of expenses to average net assets (d)                 1.62%        1.56%        1.57%        1.61%        1.59%        1.64%
Ratio of net investment income to
average net assets (d)                                      3.36%        3.64%        3.97%        4.18%        4.19%        3.65%
Portfolio turnover rate                                        3%          18%          65%         110%         210%          95%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 1.62%        1.56%        1.62%        1.69%        1.64%        1.64%
Ratio of net investment income to
average net assets (d)                                      3.36%        3.64%        3.92%        4.10%        4.14%        3.65%

                                                                              The AAL Municipal Bond Fund
                                                                               Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $11.52       $11.20       $10.95       $10.45       $11.47       $11.40
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.26         0.54         0.57         0.58         0.57         0.55
Net realized and unrealized gain/(loss)
on investments (b)                                         (0.10)        0.32         0.25         0.50       (1.01)         0.25
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.16         0.86         0.82         1.08       (0.44)         0.80
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
Net investment income                                      (0.26)       (0.54)       (0.57)       (0.58)       (0.57)       (0.55)
Net realized gain on investments                              --           --           --           --        (0.01)       (0.18)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Distributions                                        (0.26)       (0.54)       (0.57)       (0.58)       (0.58)       (0.73)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $11.42       $11.52       $11.20       $10.95       $10.45       $11.47
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            1.39%        7.18%        7.61%       10.56%      (3.78)%        7.09%
Net assets, end of period (in millions)                     $3.5         $3.4         $5.3         $2.5         $0.5         $0.6
Ratio of expenses to average net assets (d)                 0.49%        0.48%        0.46%        0.42%        0.47%        0.51%
Ratio of net investment income to
average net assets (d)                                      4.49%        4.72%        5.08%        5.37%        5.32%        4.78%
Portfolio turnover rate                                        3%          18%          65%         110%         210%          95%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 0.49%        0.48%        0.51%        0.50%        0.52%        0.51%
Ratio of net investment income to
average net assets (d)                                      4.49%        4.72%        5.03%        5.29%        5.27%        4.78%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                                 The AAL Bond Fund
                                                                                   Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.31        $9.82        $9.80        $9.32        $9.92        $9.99
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.20         0.42         0.56         0.61         0.58         0.53
Net realized and unrealized gain/(loss)
on investments (b)                                         (0.06)        0.52         0.02         0.48        (0.60)       (0.07)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.14         0.94         0.58         1.09        (0.02)        0.46
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                      (0.23)       (0.45)       (0.56)       (0.61)       (0.58)       (0.53)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $10.22       $10.31        $9.82        $9.80        $9.32        $9.92
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            1.33%        9.79%        6.01%       12.08%       (0.11)%       4.61%
Net assets, end of period (in millions)                   $480.6       $526.5       $451.5       $353.5       $321.7       $367.2
Ratio of expenses to average net assets (d)                 0.86%        0.85%        0.81%        0.81%        0.83%        0.93%
Ratio of net investment income to
average net assets (d)                                      3.84%        4.19%        5.54%        6.38%        6.12%        5.23%
Portfolio turnover rate (e)                                  238%         149%         160%         172%         163%         573%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 0.87%        0.86%        0.88%        0.91%        0.91%        0.93%
Ratio of net investment income to
average net assets (d)                                      3.83%        4.18%        5.47%        6.27%        6.04%        5.23%

                                                                                 The AAL Bond Fund
                                                                                   Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.32        $9.82        $9.80        $9.32        $9.92        $9.99
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.15         0.33         0.47         0.52         0.49         0.43
Net realized and unrealized gain/(loss)
on investments (b)                                         (0.06)        0.53         0.02         0.48        (0.60)       (0.07)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.09         0.86         0.49         1.00        (0.11)        0.36
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                      (0.18)       (0.36)       (0.47)       (0.52)       (0.49)       (0.43)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $10.23       $10.32        $9.82        $9.80        $9.32        $9.92
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            0.85%        8.91%        5.03%       11.04%       (1.09)%       3.60%
Net assets, end of period (in millions)                    $13.4        $13.2         $7.9         $4.6         $3.6         $3.1
Ratio of expenses to average net assets (d)                 1.81%        1.77%        1.73%        1.73%        1.80%        1.90%
Ratio of net investment income to
average net assets (d)                                      2.90%        3.28%        4.64%        5.45%        5.17%        4.28%
Portfolio turnover rate (e)                                  238%         149%         160%         172%         163%         573%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 1.82%        1.78%        1.80%        1.83%        1.88%        1.90%
Ratio of net investment income to
average net assets (d)                                      2.89%        3.27%        4.57%        5.35%        5.09%        4.28%

                                                                                 The AAL Bond Fund
                                                                             Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                      $10.31        $9.82        $9.80        $9.32        $9.92        $9.99
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                       0.22         0.46         0.60         0.66         0.62         0.57
Net realized and unrealized gain/(loss)
on investments (b)                                         (0.05)        0.52         0.02         0.48        (0.60)       (0.07)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.17         0.98         0.62         1.14         0.02         0.50
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                      (0.25)       (0.49)       (0.60)       (0.66)       (0.62)       (0.57)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                            $10.23       $10.31        $9.82        $9.80        $9.32        $9.92
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (c)                                            1.63%       10.20%        6.42%       12.55%        0.30%        5.02%
Net assets, end of period (in millions)                    $31.5        $29.2        $22.9        $55.6        $47.9        $44.7
Ratio of expenses to average net assets (d)                 0.48%        0.47%        0.39%        0.39%        0.43%        0.54%
Ratio of net investment income to
average net assets (d)                                      4.23%        4.57%        5.93%        6.79%        6.55%        5.63%
Portfolio turnover rate (e)                                  238%         149%         160%         172%         163%         573%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 0.49%        0.48%        0.46%        0.49%        0.50%        0.54%
Ratio of net investment income to
average net assets (d)                                      4.22%        4.56%        5.86%        6.69%        6.47%        5.63%

                                                                          The AAL Bond Index Fund
                                                                            Institutional Shares
----------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended           Year           Year           Year         Period
                                                       10/31/03          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)   (unaudited)      4/30/2003      4/30/2002      4/30/2001   4/30/2000(f)
----------------------------------------------------------------------------------------------------------------------------
                                                      ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                      $10.96         $10.48         $10.47          $9.95        $10.00
                                                      ----------     ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income                                       0.18           0.50           0.59           0.69           0.22
Net realized and unrealized gain/(loss)
on investments (b)                                         (0.16)          0.56           0.16           0.52          (0.05)
                                                      ----------     ----------     ----------     ----------     ----------
Total from Investment Operations                            0.02           1.06           0.75           1.21           0.17
                                                      ----------     ----------     ----------     ----------     ----------
Less Distributions from
Net investment income                                      (0.25)         (0.58)         (0.64)         (0.69)         (0.22)
Net realized gain on investments                              --             --          (0.10)            --             --
                                                      ----------     ----------     ----------     ----------     ----------
Total Distributions                                        (0.25)         (0.58)         (0.74)         (0.69)         (0.22)
                                                      ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of period                            $10.73         $10.96         $10.48         $10.47          $9.95
                                                      ----------     ----------     ----------     ----------     ----------
Total return (c)                                            0.22%         10.35%          7.36%         12.50%          1.72%
Net assets, end of period (in millions)                    $40.4          $81.0          $58.9          $18.6          $11.1
Ratio of expenses to average net assets (d)                 0.39%          0.23%          0.20%          0.20%          0.20%
Ratio of net investment income to
average net assets (d)                                      3.60%          4.65%          5.47%          6.66%          6.85%
Portfolio turnover rate (e)                                  155%            90%            92%            51%            52%

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 0.40%          0.31%          0.53%          0.98%          1.04%
Ratio of net investment income to
average net assets (d)                                      3.59%          4.57%          5.14%          5.88%          6.02%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Portfolio turnover rates for the year ended April 30, 2003, excluded mortgage dollar roll transactions.

(f) Since Fund inception, December 31, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued
                                                                                 The AAL Money Market Fund
                                                                                       Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                       $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations:
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                       0.00         0.01         0.02         0.05         0.05         0.05
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from:
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                       0.00        (0.01)       (0.02)       (0.05)       (0.05)       (0.05)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                             $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (b)                                            0.18%        0.88%        2.28%        5.70%        4.99%        4.68%
Net assets, end of period (in millions)                   $301.8       $349.6       $399.8       $423.9       $348.0       $288.1
Ratio of expenses to average net assets (c)                 0.82%        0.77%        0.72%        0.76%        0.66%        0.79%
Ratio of net investment income to
average net assets (c)                                      0.37%        0.89%        2.19%        5.51%        4.90%        4.54%
Portfolio turnover rate                                      N/A          N/A          N/A          N/A          N/A          N/A

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (c)                 0.92%        0.92%        0.90%        0.99%        1.02%        1.12%
Ratio of net investment income/(loss) to
average net assets (c)                                      0.27%        0.74%        2.01%        5.28%        4.54%        4.22%

                                                                              The AAL Money Market Fund
                                                                                   Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                       $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations:
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                       0.00         0.00         0.01         0.04         0.04         0.04
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from:
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                       0.00         0.00        (0.01)       (0.04)       (0.04)       (0.04)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                             $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (b)                                            0.04%        0.42%        1.34%        4.67%        3.94%        3.67%
Net assets, end of period (in millions)                     $2.3         $2.8         $2.8         $3.3         $2.4         $1.6
Ratio of expenses to average net assets (c)                 1.10%        1.38%        1.52%        1.81%        1.65%        2.79%
Ratio of net investment income to
average net assets (c)                                      0.09%        0.27%        1.39%        4.45%        3.95%        2.54%
Portfolio turnover rate                                      N/A          N/A          N/A          N/A          N/A          N/A

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (c)                 1.87%        1.62%        1.70%        2.04%        2.00%        3.11%
Ratio of net investment income/(loss) to
average net assets (c)                                     (0.68)%       0.03%        1.21%        4.22%        3.59%        2.22%

                                                                            The AAL Money Market Fund
                                                                            Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                          Ended         Year         Year         Year         Year         Year
                                                       10/31/03        Ended        Ended        Ended        Ended        Ended
For a share outstanding throughout each period (a)   (unaudited)    4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                       $1.00        $1.00        $1.00        $1.00        $1.00       $1.00
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from Investment Operations:
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                       0.00         0.01         0.03         0.06         0.05         0.05
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions from:
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Investment Income                                       0.00        (0.01)       (0.03)       (0.06)       (0.05)       (0.05)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of period                             $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total return (b)                                            0.32%        1.17%        2.54%        6.07%        5.36%        4.99%
Net assets, end of period (in millions)                   $112.4        $91.4       $117.8        $25.3        $12.8        $17.9
Ratio of expenses to average net assets (c)                 0.55%        0.48%        0.46%        0.43%        0.31%        0.49%
Ratio of net investment income to
average net assets (c)                                      0.64%        1.18%        2.45%        5.86%        5.18%        4.76%
Portfolio turnover rate                                      N/A          N/A          N/A          N/A          N/A          N/A

If the Adviser had not reimbursed expenses and the
Fund had not received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (c)                 0.55%        0.53%        0.54%        0.56%        0.57%        0.72%
Ratio of net investment income/(loss) to
average net assets (c)                                      0.64%        1.13%        2.37%        5.73%        4.92%        4.53%

(a) All per share amounts have been rounded to the nearest cent.

(b) Computed on an annualized basis for periods less than one year.

(c) Prior period ratios not calculated due to a contractual
arrangement between the Portfolios and the Adviser to reimburse all expenses in excess of Advisory fees.

The accompanying notes to the financial statements are an integral part of this schedule.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

                    The AAL Mutual Funds

        Supplement to Prospectus dated June 27, 2003

Portfolio Management Change for The AAL Small Cap Stock Fund

Kevin A. Schmitting, CFA and Christopher J. Serra, CFA serve as portfolio co-managers of The AAL Small Cap Stock Fund.

Mr. Schmitting has served as the portfolio manager of The AAL Small
Cap Stock Fund since its inception in 1996. Mr. Schmitting has been with Theivent Investment Mgt. since 1995.

Mr. Serra has served as the portfolio manager of The AAL Small Cap
Stock Fund since November 2003, and he served as an assistant portfolio manager of the Fund from 1999 to 2001. Mr. Serra has been with Thrivent Investment Mgt. since 1998, and he has served as a portfolio manager since 1999.

        The date of this Supplement is December 15, 2003.

      Please include this Supplement with your Prospectus.

             We're Listening to You!

In response to shareholder concerns regarding multiple
mailings, we are sending one Semiannual Report for The
AAL Mutual Funds to each household. This consolidation
helps reduce printing and postage costs, thereby saving
shareholders' money. If you wish to receive an additional
copy of this report, call us toll free at 800-847-4836.

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

                                                         Semiannual Report

                                                          October 31, 2003

                                                    The AAL U.S. Government Zero
                                                  Coupon Target Fund, Series 2006

[PHOTO OMITTED:  PAMELA J. MORET]

Dear Shareholder:

We are pleased to provide  you with the  semiannual  report for the six months  ended  October 31, 2003 for The AAL U.S.  Government
Zero Coupon Target Fund, Series 2006, managed by Thrivent Investment Management.

In 2003, we have seen  significant  improvement  in the financial  markets.  This has been a welcome change from the past few years.
Sadly,  however,  this marked  improvement  has been somewhat  overshadowed by a string of disturbing  disclosures of  inappropriate mutual fund trading practices in the industry.

You can count on us for your investment needs

We want our  shareholders  to know we are committed to operating with integrity and earning and retaining your trust every day. This is especially  important as investors'  confidence  in money  managers and fund families is being shaken.  At a time when the mutual fund industry is receiving  increased negative  attention,  we are working hard to protect your interests by continually  monitoring and reviewing our practices and seeking to hold ourselves to the high standards you expect.

Our practices discourage market timing and late trading

There are several ways we protect your interests:
o     We do not permit late or after hours  trading.  Investors  must place their orders to buy or sell shares before 4 p.m. ET to receive that day's price.
o     We reserve the right to reject purchases we believe could negatively impact our investors.

We're building for the future

As we continue to strive to operate our business with  integrity,  we are working to ensure that we continue to meet your investment needs.  Investments  play an important  role in many  shareholders'  financial  plans.  Our mutual fund family and  portfolio  money management capabilities are being repositioned to better meet shareholders' needs.

Our goal is to deliver consistent competitive investment performance, enhanced shareholder services and a growing  business with an excellent  reputation.  We expect to build on our many  strengths  while also  addressing  areas that need improvement.

We are developing action steps that, taken together, we expect will benefit shareholders. They include:
o     Merging the fund families and, in the process, placing all of the funds under a single Board of Trustees.
o     Thrivent  Investment  Management  is investing  $4-5  million to enhance the quality of its  portfolio  money  management capabilities.
o     Creating new product names using the Thrivent Financial brand.
o     Expanding our investment product offerings.
o     Enhancing  transfer  agent  services  to  increase  our  shareholders'  access to account  information  and to make share transactions easier.
o     Offering greater investment choice through access to an expanded array of money managers.

Your Thrivent Investment Management representative can be your guide

As we build our  capabilities,  our philosophy is centered  firmly on your  relationship  with your Thrivent  Investment  Management representative.  You can expect regular timely advice from your Thrivent Investment  Management  representative on asset allocation, the financial  markets and the economy.  In a period of improving market  conditions,  it's often a good idea to review your current investment mix and overall balance.  Talk to your Thrivent Investment  Management  repre-sentative  today if you have any questions.
He or she is there to help and  would  welcome  the  chance  to do so.  Thank you for  continuing  to turn to us for your  financial solutions.

Sincerely,

/s/ Pamela J. Moret
Pamela J. Moret
President
The AAL Mutual Funds

                                                The AAL U.S. Government Zero Coupon
                                                Target Fund, Series 2006 (unaudited)

[PHOTO OMITTED:  ALAN D. ONSTAD]

Over the last six  months,  interest  rates rose  slightly,  resulting  in total  returns  of 0.33% for the  period.  A zero  coupon security  will perform  better when rates are falling and will do worse than coupon  paying  securities  when rates are rising.  The short time to maturity of the security comprising this portfolio makes this security a very defensive investment.

/s/ Alan D. Onstad
Alan D. Onstad
Portfolio Manager

                                                         $10,000 Investment
                                                  Including 4.75% Sales Charge ***

[GRAPHIC OMITTED:  MOUNTAIN CHARTS]

                            2006
                        The AAL U.S.         LEHM
                      Government Zero       Lehman
                       Coupon Target       Aggregate       Consumer
Date                 Fund, Series 20006   Bond Index*     Price Index**
-----------------------------------------------------------------------
        10/31/93           $ 9,525         $ 10,000        $ 10,000
        11/30/93             9,085            9,915          10,007
        12/31/93             9,208            9,969          10,007
         1/31/94             9,501           10,103          10,034
         2/28/94             8,900            9,928          10,069
         3/31/94             8,353            9,683          10,103
         4/30/94             8,201            9,606          10,117
         5/31/94             8,197            9,604          10,124
         6/30/94             8,055            9,583          10,158
         7/31/94             8,364            9,773          10,185
         8/31/94             8,300            9,786          10,226
         9/30/94             7,948            9,642          10,254
        10/31/94             7,882            9,633          10,261
        11/30/94             7,954            9,612          10,275
        12/31/94             8,140            9,678          10,275
         1/31/95             8,375            9,870          10,316
         2/28/95             8,716           10,104          10,357
         3/31/95             8,773           10,166          10,391
         4/30/95             8,947           10,308          10,426
         5/31/95             9,801           10,707          10,446
         6/30/95             9,932           10,786          10,467
         7/31/95             9,716           10,761          10,467
         8/31/95             9,940           10,891          10,494
         9/30/95            10,137           10,997          10,515
        10/31/95            10,432           11,140          10,549
        11/30/95            10,753           11,307          10,542
        12/31/95            11,211           11,466          10,535
         1/31/96            11,203           11,542          10,597
         2/28/96            10,589           11,341          10,631
         3/31/96            10,372           11,263          10,686
         4/30/96            10,150           11,199          10,728
         5/31/96            10,051           11,177          10,748
         6/30/96            10,281           11,327          10,755
         7/31/96            10,266           11,358          10,776
         8/31/96            10,129           11,339          10,796
         9/30/96            10,430           11,536          10,830
        10/31/96            10,881           11,792          10,865
        11/30/96            11,258           11,994          10,885
        12/31/96            10,964           11,882          10,885
         1/31/97            10,896           11,919          10,920
         2/28/97            10,870           11,948          10,954
         3/31/97            10,591           11,816          10,981
         4/30/97            10,857           11,993          10,995
         5/31/97            10,961           12,106          10,988
         6/30/97            11,136           12,250          11,002
         7/31/97            11,759           12,580          11,016
         8/31/97            11,431           12,473          11,036
         9/30/97            11,728           12,657          11,064
        10/31/97            12,074           12,840          11,091
        11/30/97            12,129           12,899          11,084
        12/31/97            12,319           13,029          11,071
         1/31/98            12,599           13,196          11,091
         2/28/98            12,509           13,187          11,112
         3/31/98            12,512           13,232          11,132
         4/30/98            12,537           13,301          11,153
         5/31/98            12,769           13,427          11,174
         6/30/98            12,946           13,541          11,187
         7/31/98            12,924           13,570          11,201
         8/31/98            13,489           13,791          11,215
         9/30/98            14,192           14,113          11,229
        10/31/98            14,171           14,039          11,256
        11/30/98            14,018           14,118          11,256
        12/31/98            14,118           14,161          11,249
         1/31/99            14,117           14,262          11,277
         2/28/99            13,513           14,013          11,290
         3/31/99            13,522           14,091          11,325
         4/30/99            13,561           14,135          11,407
         5/31/99            13,195           14,012          11,407
         6/30/99            13,061           13,967          11,407
         7/31/99            12,934           13,907          11,441
         8/31/99            12,871           13,900          11,469
         9/30/99            12,961           14,062          11,524
        10/31/99            12,912           14,114          11,544
        11/30/99            12,835           14,113          11,551
        12/31/99            12,666           14,045          11,551
         1/31/00            12,580           13,999          11,579
         2/28/00            12,675           14,168          11,647
         3/31/00            13,005           14,354          11,743
         4/30/00            12,971           14,314          11,750
         5/31/00            13,022           14,307          11,757
         6/30/00            13,410           14,605          11,826
         7/31/00            13,457           14,737          11,846
         8/31/00            13,691           14,951          11,860
         9/30/00            13,851           15,045          11,922
        10/31/00            13,913           15,144          11,942
        11/30/00            14,293           15,392          11,949
        12/31/00            14,665           15,678          11,942
         1/31/01            14,838           15,934          12,018
         2/28/01            15,049           16,073          12,066
         3/31/01            15,216           16,153          12,093
         4/30/01            14,983           16,086          12,141
         5/31/01            14,921           16,184          12,196
         6/30/01            14,984           16,245          12,217
         7/31/01            15,410           16,608          12,183
         8/31/01            15,573           16,798          12,183
         9/30/01            16,031           16,994          12,238
        10/31/01            16,326           17,349          12,196
        11/30/01            15,983           17,110          12,176
        12/31/01            15,782           17,001          12,128
         1/31/02            15,819           17,139          12,155
         2/28/02            16,019           17,305          12,203
         3/31/02            15,609           17,017          12,272
         4/30/02            15,966           17,347          12,340
         5/31/02            16,150           17,495          12,340
         6/30/02            16,406           17,646          12,347
         7/31/02            16,879           17,859          12,361
         8/30/02            17,130           18,160          12,402
         9/30/02            17,615           18,455          12,423
        10/31/02            17,506           18,370          12,454
        11/29/02            17,217           18,365          12,454
        12/31/02            17,646           18,744          12,426
         1/31/03            17,510           18,761          12,481
         2/28/03            17,750           19,020          12,577
         3/31/03            17,722           19,005          12,653
         4/30/03            17,785           19,162          12,626
         5/30/03            18,129           19,519          12,605
         6/30/03            18,104           19,480          12,619
         7/31/03            17,679           18,825          12,632
         8/29/03            17,662           18,950          12,681
         9/30/03            18,042           19,452          12,722
        10/31/03            17,843           19,270          12,708

The Fund seeks high, relatively predictable investment returns from U.S. government securities over selected periods of time, assuming investors reinvest the dividends and capital gains distributed by the Fund.

                                                  Average Annual Total Returns***
-------------------------------------------------------------------- ----------------------- ----------------------- ---------------
               For the Period Ended October 31, 2003                         1-Year                  5-Year                 10-Year
-------------------------------------------------------------------- ----------------------- ----------------------- ---------------
Without sales charge                                                         1.90%                   5.14%                   6.43%
With sales charge                                                            -2.93%                  4.12%                   5.91%
-------------------------------------------------------------------- ----------------------- ----------------------- ---------------

*   An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities.  It is not possible to invest directly in the Index.
**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
*** Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. For additional information, refer to your prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

                                                      Schedule of Investments
                                                 As of October 31, 2003 (unaudited)

The AAL U.S. Government Zero Coupon Target Fund, Series 2006 (a)

------------------------------------------------------------------------------------------------------------------------------------
Principal                                                              Yield to              Maturity                   Market
AmountLong-Term Obligations (100.0%)                                   Maturity                Date                      Value
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. Government Zero Coupon (100.0%)
$1,688,000       U.S. Government Zero Coupon Bonds                       2.434%             11/15/2006                $1,568,279

                                                      TOTAL INVESTMENTS (100.0%)
                                                      (amortized cost basis $1,327,845)                               $1,568,279

(a) The categories of investments are shown as a percentage of total investments.

                     The accompanying notes to the financial statements are an integral part of this schedule.

                                                Statement of Assets and Liabilities
                                                 As of October 31, 2003 (unaudited)

                                     The AAL U.S. Government Zero Coupon Target Fund, Series 2006

       -------------------------------------------------------------------------------------------------------------------------
       Assets
       Investments at cost                                                                                    $1,327,845
       Investments at value                                                                                    1,568,279

       Cash                                                                                                        6,797
       ------------------------------------------------------------------------------------------- -----------------------------
           Total Assets                                                                                        1,575,076
       =========================================================================================== =============================

       Liabilities
       Income distributions payable                                                                               74,235
       Accrued expenses                                                                                            1,491
       Payable to affiliate                                                                                        2,209
       ------------------------------------------------------------------------------------------- -----------------------------
           Total Liabilities                                                                                      77,935
       =========================================================================================== =============================

       Net Assets
       Trust Capital (beneficial interest)                                                                     1,227,071
       Accumulated undistributed net investment income                                                               805
       Accumulated undistributed net realized gain on investments                                                 28,831
       Net unrealized appreciation on investments                                                                240,434
       ------------------------------------------------------------------------------------------- -----------------------------
           Total Net Assets                                                                                   $1,497,141
       =========================================================================================== =============================

       Net Assets                                                                                             $1,497,141
       Shares of beneficial interest outstanding                                                                 121,575
       Net asset value per share                                                                                  $12.31
       Maximum public offering price                                                                              $12.92

                     The accompanying notes to the financial statements are an integral part of this statement.

                                                      Statement of Operations
                                       For the six months ended October 31, 2003 (unaudited)

                                    The AAL U.S. Government Zero Coupon Target Fund, Series 2006
       ------------------------------------------------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------- ----------------------------
       Investment Income
        Taxable interest                                                                                         $52,429
       ------------------------------------------------------------------------------------------- ----------------------------
       ------------------------------------------------------------------------------------------- ----------------------------
            Total Investment Income                                                                               52,429
       =========================================================================================== ============================
       =========================================================================================== ============================

       Expenses
       Administrative service and pricing fees                                                                       584
       Audit and legal fees                                                                                        3,772
       Custody fees                                                                                                  334
       Printing and postage expense                                                                                1,226
       SEC and state registration expense                                                                          2,797
       Shareholder maintenance fees                                                                                   46
       Transfer agent fees                                                                                           920
       Trustees fees and insurance expenses                                                                        1,962
       Other expenses, net                                                                                          (334)
       ------------------------------------------------------------------------------------------- ----------------------------
       ------------------------------------------------------------------------------------------- ----------------------------
            Total Expenses Before Reimbursement                                                                   11,307
       =========================================================================================== ============================
       =========================================================================================== ============================

       Less:
          Reimbursement from adviser                                                                              (3,816)
          Fees paid indirectly                                                                                       (58)
       ------------------------------------------------------------------------------------------- ----------------------------
            Total Net Expenses                                                                                     7,433
       =========================================================================================== ============================
       =========================================================================================== ============================

       Net Investment Income                                                                                      44,996
       =========================================================================================== ============================
       =========================================================================================== ============================

       Realized and Unrealized Gains on Investments
       Net realized gains on investments                                                                           6,182
       Change in net unrealized appreciation on investments                                                      (45,945)
       ------------------------------------------------------------------------------------------- ----------------------------
       ------------------------------------------------------------------------------------------- ----------------------------
         Net Realized and Unrealized Gains on Investments                                                        (39,763)
       =========================================================================================== ============================
       =========================================================================================== ============================

       Net Increase in Net Assets Resulting From Operations                                                       $5,233
       =========================================================================================== ============================

                     The accompanying notes to the financial statements are an integral part of this statement.

                                                  Statement of Changes in Net Assets
                                                  As of October 31, 2003 (unaudited)

                                      The AAL U.S. Government Zero Coupon Target Fund, Series 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Six Months Ended                    Year Ended
                                                                                   10/31/2003                       4/30/2003
------------------------------------------------------------------------ -------------------------------- --------------------------
Operations
------------------------------------------------------------------------
Net investment income                                                                   $44,996                          $92,246
------------------------------------------------------------------------
Net realized gains on investments                                                         6,182                           29,962
------------------------------------------------------------------------
Change in net unrealized appreciation/depreciation
------------------------------------------------------------------------
on investments                                                                          (45,945)                          51,190
------------------------------------------------------------------------ -------------------------------- --------------------------
------------------------------------------------------------------------ -------------------------------- --------------------------
Net Increase in Net Assets Resulting
------------------------------------------------------------------------
------------------------------------------------------------------------
from Operations                                                                           5,233                          173,398
======================================================================== ================================ ==========================
======================================================================== ================================ ==========================

------------------------------------------------------------------------
------------------------------------------------------------------------
Distributions to Shareholders
------------------------------------------------------------------------
From net investment income                                                              (44,996)                         (92,246)
------------------------------------------------------------------------
From net realized gains                                                                      --                          (21,496)
------------------------------------------------------------------------ -------------------------------- --------------------------
------------------------------------------------------------------------ -------------------------------- --------------------------
Total Distributions to Shareholders                                                     (44,996)                        (113,742)
======================================================================== ================================ ==========================
======================================================================== ================================ ==========================

------------------------------------------------------------------------
------------------------------------------------------------------------
Trust Share Transactions
------------------------------------------------------------------------
Income dividends reinvested                                                                  --                           89,767
------------------------------------------------------------------------
Capital gains distributions reinvested                                                       --                           21,325
------------------------------------------------------------------------
Redemption of trust shares                                                              (42,206)                        (156,671)
------------------------------------------------------------------------ -------------------------------- --------------------------
------------------------------------------------------------------------ -------------------------------- --------------------------
Net Decrease in Trust Capital                                                           (42,206)                         (45,579)
======================================================================== ================================ ==========================
======================================================================== ================================ ==========================

------------------------------------------------------------------------
------------------------------------------------------------------------
Net Decrease in Net Assets                                                              (81,869)                          14,077
======================================================================== ================================ ==========================
======================================================================== ================================ ==========================

------------------------------------------------------------------------
------------------------------------------------------------------------
Net Assets Beginning of Period                                                        1,579,110                        1,565,033
======================================================================== ================================ ==========================
======================================================================== ================================ ==========================

------------------------------------------------------------------------
------------------------------------------------------------------------
Net Assets End of Period                                                             $1,497,141                       $1,579,110
======================================================================== ================================ ==========================

                     The accompanying notes to the financial statements are an integral part of this statement.

                                                     Notes to Financial Statements
                                                   As of October 31, 2003 (unaudited)

                                      The AAL U.S. Government Zero Coupon Target Fund, Series 2006

-----------------------------------------------------------------------------------------------------------------------------------------

A.  Organization
The AAL Mutual Funds (the  "Trust") was  organized  as a  Massachusetts  Business  Trust on March 31, 1987 and is  registered  as an open-end  management  investment company under the Investment Company Act of 1940. The Trust commenced  operations on July 16, 1987, and currently  consists of fourteen equity Funds,  five  fixed-income  Funds and a money market Fund. The 20 Funds are  collectively referred to as the "Funds."

On November 14 ,1990, The AAL U.S.  Government Zero Coupon Target Fund, Series 2006 (the "Fund"),  commenced  operations.  Effective
June 1, 1993,  the Board of Trustees of The AAL Mutual Funds closed the Fund to new  shareholders  and the  additional  purchases of shares by existing shareholders.

B.  Significant Accounting Policies
Valuation - Securities traded on national  securities  exchanges are valued at the last reported sales prices.  All other securities are valued at official  closing price if such  quotations are readily  available.  Otherwise,  such  securities are valued at a fair value as determined in good faith by the Adviser under supervision of the Board of Trustees.

Federal  Income  Taxes - The Fund intends to comply with the  requirements  of the Internal  Revenue  Code which are  applicable  to regulated investment companies and to distribute  substantially all of its taxable income to its shareholders.  The Fund accordingly anticipates paying no Federal income taxes and no Federal income tax provision was required.

Fees Paid Indirectly - The Fund has a deposit  arrangement  with the custodian  whereby  interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Distribution  to  Shareholders - Net investment  income is  distributed to each  shareholder as a dividend.  Dividends from the Fund are declared daily and  distributed  annually.  Net realized gains from  securities  transactions,  if any, are distributed at least annually in the calendar year.

Use of Estimates - The  preparation of financial  statements in conformity  with  accounting  principles  generally  accepted in the
United  States of America  require  management  to make  estimates and  assumptions  that affect the reported  amounts of assets and liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements and the reported  amounts of income and expenses during the reporting period.  Actual results could differ from these estimates.

Other - For financial  statement  purposes,  investment  security  transactions are accounted for on the trade date. Interest income is  recognized  on an accrual  basis.  Bond  discount is amortized  over the life of the  respective  bonds on the interest  method.
Realized  gains or  losses  on sales  are  determined  on a  specific  cost  identification  basis.  Generally  accepted  accounting principles require permanent financial reporting and tax differences be reclassified to trust capital.

C.  Investment Advisory Management Fees and Transactions with Related Parties
The Trust has entered into an Investment  Advisory  Agreement with Thrivent  Investment  Management Inc. (the "Adviser") under which the Fund pays a fee for  investment  advisory  services.  The  annual  rate of fees  under the  Investment  Advisory  Agreement  are calculated  at 0.50 of 1% of the  average  daily net assets of the Fund.  Payments  under the  Investment  Advisory  Agreement  were discontinued effective July 1, 1993.

The Trust has adopted a distribution  plan (the "Plan")  pursuant to Rule 12b-1 under the  Investment  Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain sales  activities  relating to the  distribution of shares to investors.  Payments  under the Plan are equal to a maximum  of 0.10 of 1% of  average  daily net  assets.  Payments  under the Plan were discontinued effective July 1, 1993.

Each Trustee who is not  affiliated  with Thrivent  Financial for Lutherans or the Adviser  receives an annual fee from the Fund for services  as a  Trustee  and is  eligible  to  participate  in a  deferred  compensation  plan  with  respect  to these  fees.  Each participant's  deferred  compensation  account  will  increase or  decrease  as if it were  invested in shares of the Funds of their choice.

Trustees not  participating  in the above plan received  $125 in fees for the six months ended  October 31, 2003,  from the Fund. No remuneration  has been paid by the Trust to any of the  officers  or  affiliated  Trustees  of the  Trust.  In  addition,  the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Fund is charged for those expenses that are directly  attributable  to it, such as advisory,  custodian and certain  shareholder service fees,  while other  expenses that cannot be directly  attributable  to the Fund are allocated  among The AAL Mutual Funds in proportion to the net assets, number of shareholder accounts, or other reasonable basis of the respective Fund.

The Adviser has voluntarily reimbursed the Fund for all expenses in excess of 1% of average daily net assets since inception.

Thrivent Financial for Lutherans is the ultimate parent company for Thrivent Investment Management Inc.

D.  Security Transactions
During the six months ended  October 31, 2003,  and year ended April 30, 2003,  there were no purchases  and $41,536 and $179,412 in sales, respectively. All sales were in U.S. Government obligations.

E. Federal Income Tax Information
The cost basis of the investments is the same for financial  reporting purposes and Federal income tax purposes.  The net unrealized appreciation on investments at October 31, 2003 was $240,434.

During the six months ended  October 31, 2003 and the year ended April 30, 2003,  The AAL U.S.  Government  Zero Coupon Target Fund,
Series 2006  distributed  $44,996 and $92,246 from  ordinary  income,  respectively.  For the year ended,  April 30, 2003,  the Fund distributed $21,496 from long-term capital gains.

At April 30,  2003,  undistributed  ordinary  income  and  long-term  capital  gains  for tax  purposes  were  $2,764  and  $22,649, respectively.

F. Trust Transactions

Transactions in trust shares for the six months ended October 31, 2003, and year ended April 30, 2003, were as follows:

                                                                                     10/31/2003         4/30/2003
                                                                                     ----------         ---------
           Income dividends reinvested                                                   --                7,025
           Capital gains reinvested                                                      --                1,713
           Shares redeemed                                                              (3,407)          (12,316)
           Net Decrease of Trust Shares                                                 (3,407)           (3,578)

                                                         Financial Highlights
                                                       Per Share Information (a)

                                      The AAL U.S. Government Zero Coupon Target Fund, Series 2006

-----------------------------------------------------------------------------------------------------------------------------------

                                                 Period
                                                 Ended         Year           Year            Year           Year            Year
                                               10/31/2003     Ended           Ended          Ended           Ended          Ended
                                              (unaudited)   4/30/2003       4/30/2002      4/30/2001       4/30/2000      4/30/1999
-------------------------------------------- -------------- -------------- ------------- --------------- -------------- ------------
-------------------------------------------- -------------- -------------- ------------- --------------- -------------- ------------

Net asset value: Beginning of Period              $12.63       $12.17          $12.22         $11.27          $12.39         $12.13

Income from Investment Operations
Net investment income                               0.36         0.73            0.71           0.72            0.72           0.71
Net realized and unrealized gain (loss)
  On Investment (b)                                (0.32)        0.63            0.07           1.00           (1.02)          0.36
-------------------------------------------- --------------- --------------- -------------- --------------- -------------- ---------
-------------------------------------------- --------------- --------------- -------------- --------------- -------------- ---------
Total from Investment Operations                    0.04         1.36            0.78           1.72           (0.30)          1.07
============================================ =============== =============== ============== =============== ============== =========
============================================ =============== =============== ============== =============== ============== =========

Distributions from:
Net investment income                              (0.36)       (0.73)          (0.71)         (0.72)          (0.72)         (0.71)
Net realized capital gains                           --         (0.17)          (0.12)         (0.05)          (0.10)         (0.10)
-------------------------------------------- --------------- --------------- -------------- --------------- -------------- ---------
-------------------------------------------- --------------- --------------- -------------- --------------- -------------- ---------
Total Distributions                                (0.36)       (0.90)          (0.83)         (0.77)          (0.82)         (0.81)
============================================ =============== =============== ============== =============== ============== =========
============================================ =============== =============== ============== =============== ============== =========

Net increase (decrease) in net asset value         (0.32)        0.46           (0.05)          0.95           (1.12)          0.26
Net asset value: End of Period                    $12.31       $12.63          $12.17         $12.22          $11.27         $12.39
============================================ =============== =============== ============== =============== ============== =========
============================================ =============== =============== ============== =============== ============== =========

Total return (c,d)                                   0.33%      11.28%           6.53%         15.28%         (2.29)%          8.69%
Net assets: end of period (in thousands)             $1,497      $1,579          $1,565         $1,612          $1,467        $1,575
Ratio of expenses to average net assets (d)         1.00%        0.91%           1.00%          0.99%           0.98%          0.97%
Ratio of net investment income to average
   net assets (d)                                   5.72%        5.73%           5.80%          6.02%           6.21%          5.51%
Portfolio turnover rate                             0.00%        0.00%           0.00%          0.00%           0.00%          0.00%
If the Fund had paid all its expenses
  without the advisors voluntary expense
  reimbursement, the ratios would have been
  as follows:
Ratio of expenses to average net assets (d)         1.49%        1.55%           1.27%          1.07%           0.98%          0.97%
Ratio of net investment income to average
   net assets (d)                                   5.23%        5.09%           5.53%          5.95%           6.21%          5.51%

(a)   All per share amounts have been rounded to the nearest cent.
(b)   The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)   Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d)   Annualized for periods less than one year.

                     The accompanying notes to the financial statements are an integral part of this schedule.

                                               [ This page intentionally left blank]

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                                                      We're Listening to You!
------------------------------------------------------------------------------------------------------------------------------------
                                       In response to shareholder concerns regarding multiple
                                      mailings, we are sending one shareholder report for The
                                       AAL Mutual Funds to each household. This consolidation
                                      helps reduce printing and postage costs, thereby saving
                                     shareholders' money. If you wish to receive an additional
                                     copy of this report, call us toll free at (800) 847-4836.

   This report is submitted for the information of shareholders of The AAL Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AAL Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.

[LOGO OMITTED:  THRIVENT INVESTMENT MANAGEMENT]

Item 2. Code of Ethics
Not applicable.

Item 3. Audit Committee Financial Expert
Not applicable.

Item 4. Principal Accountant Fees and Services
Not applicable.

Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 9. Controls and Procedures

(a)(i) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits
(a)   Not applicable.

(b)   Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 and 906 of the Sarbanes-Oxley Act of 2002
      are attached hereto.

                                                              SIGNATURES

Pursuant to the  requirements of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 23, 2003                                                           THE AAL MUTUAL FUNDS

                                                                                   By: /s/ Pamela J. Moret
                                                                                       ---------------------------------
                                                                                       Pamela J. Moret
                                                                                       President

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934 and the Investment  Company Act of 1940,  this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  December 23, 2003                                                           By:  /s/ Pamela J. Moret
                                                                                       ---------------------------------
                                                                                        Pamela J. Moret
                                                                                        President

Date:  December 23, 2003                                                           By:  /s/ Charles D. Gariboldi
                                                                                       ---------------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer

                                                      CERTIFICATION BY PRESIDENT

I, Pamela J. Moret, certify that:

1.  I have reviewed this report on Form N-CSR of The AAL Mutual Funds;

2.  Based on my  knowledge,  this report does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements,  and other financial information included in this report, fairly present in all material  respects the  financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the financial statements  are required to include a statement of cash flows) of the  registrant as of, and for, the periods  presented in this report;

4.  The registrant's other certifying  officers and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

    a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant,  including its  consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly  during the period in which this report is being prepared;

    b)   evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    c)   presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date.

5.  The  registrant's  other  certifying  officers and I have disclosed,  based on our most recent  evaluation,  to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    a)   all significant  deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record,  process,  summarize,  and report financial data and have identified for the  registrant's  auditors any material weaknesses in internal controls; and

    b)   any fraud,  whether or not material,  that  involves  management  or other  employees  who have a  significant  role in the registrant's internal controls; and

6.  The registrant's other certifying  officers and I have indicated in this report whether or not there were significant changes in internal  controls or in other factors that could  significantly  affect  internal  controls  subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  December 23, 2003                                                               /s/ Pamela J. Moret
                                                                                       ---------------------------------
                                                                                       Pamela J. Moret
                                                                                       President

                                                      CERTIFICATION BY TREASURER

I, Charles D. Gariboldi, certify that:

1.  I have reviewed this report on Form N-CSR of The AAL Mutual Funds;

2.  Based on my  knowledge,  this report does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements,  and other financial information included in this report, fairly present in all material  respects the  financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the financial statements  are required to include a statement of cash flows) of the  registrant as of, and for, the periods  presented in this report;

4.  The registrant's  other  certifying  officers and I are responsible for  establishing  and maintaining  disclosure  controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

    a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant,  including its  consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly  during the period in which this report is being prepared;

    b)   evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    c)   presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date.

5.  The  registrant's  other  certifying  officers and I have disclosed,  based on our most recent  evaluation,  to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    a)   all significant  deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record,  process,  summarize,  and report financial data and have identified for the  registrant's  auditors any material weaknesses in internal controls; and

    b)   any fraud,  whether or not material,  that  involves  management  or other  employees  who have a  significant  role in the registrant's internal controls; and

6.  The registrant's other certifying  officers and I have indicated in this report whether or not there were significant changes in internal  controls or in other factors that could  significantly  affect  internal  controls  subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  December 23, 2003                                                               /s/ Charles D. Gariboldi
                                                                                       ---------------------------------
                                                                                       Charles D. Gariboldi
                                                                                       Treasurer

                                    CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant:  The AAL Mutual Funds

In connection with the Report on Form N-CSR for the above-named  issuer,  the  undersigned  hereby certify,  to the best of her or his knowledge, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  December 23, 2003                                                               /s/ Pamela J. Moret
                                                                                       ---------------------------------
                                                                                       Pamela J. Moret
                                                                                       President

Date:  December 23, 2003                                                               /s/ Charles D. Gariboldi
                                                                                       ---------------------------------
                                                                                       Charles D. Gariboldi
                                                                                       Treasurer